UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q2 2011

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, LLC

Semiannual Report

June 30, 2011

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's adviser, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Columbia Acorn Funds News

Introducing ColumbiaSM Acorn® Emerging Markets Fund and ColumbiaSM Acorn® European Fund

On August 22, 2011, we launched two new Columbia Acorn Funds: Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund. These Funds utilize Columbia Wanger Asset Management's time-tested approach to investing, which centers on finding small- to mid-cap stocks in growing businesses with solid long-term prospects. In recent years, our nine international and global analysts have visited over 50 countries in search of investment ideas. These analysts include the portfolio managers running our new Funds, each of whom has exhibited excellent stock-picking skills.

Within the emerging markets, we've noted that most funds invest in large-cap stocks. Their focus is often commodity producers, whose businesses are tied to world macroeconomics, or financial companies, some of which may be quite risky. By focusing on smaller stocks, Columbia Acorn Emerging Markets Fund invests in what we believe to be more innovative, well-run niche businesses, priced at reasonable valuations. We believe that these types of companies should benefit from providing sought-after products and services to growing numbers of local, middle-class consumers, who have increasing spending power. We also believe that many of these companies experience lower levels of competition and better opportunities to internally reinvest profits than larger cap or developed market companies.

Likewise, Columbia Acorn European Fund has a small- to mid-cap stock focus. Because European companies operate in fairly small domestic markets, many are adept at creating niche products that have international appeal. European companies lead the world in machine tool manufacturing, products used to promote energy efficiency, luxury goods items, rail technology and some areas of medical technology. These products are needed, or wanted, in both developed and developing world markets. The integration of the European Union into a single trade zone with a common currency has created greater efficiency and productivity within the region, and opportunities to improve the infrastructure in Central and Eastern Europe are plentiful. Columbia Acorn European Fund's managers have extensive experience investing within the European markets and manage a similar offshore fund, Wanger European Smaller Companies Fund, which is not available to U.S.-domiciled investors.

I am personally investing in both Funds, as are the new Funds' portfolio managers. The Funds entail specific risks that are outlined in their prospectuses, and they may not be suitable for all investors. If interested, please call 1-800-922-6769 or your broker for a prospectus.

New Co-manager Named to Columbia Acorn Select Investment Team

I am pleased to announce that Robert Chalupnik has been named co-manager of Columbia Acorn Select, effective May 1, 2011. Since 2000, Rob has followed industrial stocks as a Columbia Wanger Asset Management analyst. Rob has excelled in finding growing niche businesses selling at reasonable prices. Over his 10 years as an analyst, he has distinguished himself by substantially beating his custom benchmark, which is comprised of most of the industrial stocks included in the Russell 2500 Index. Three of Rob's finds were among the top-10 positions in Columbia Acorn Fund at the end of period. Rob has worked with Columbia Acorn Select lead portfolio manager Ben Andrews since January of this year and together they have added what we believe to be some of Columbia Wanger Asset Management's best ideas into Columbia Acorn Select. Ben remains lead manager of the Fund and welcomes Rob in his new role.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

There is no guarantee that any investment strategy will deliver favorable results. The market value of securities and currencies may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in foreign securities involve certain risks not associated with investments in U.S. companies, due to political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in currency and the risks associated with less developed custody and settlement practices. Risks are particularly significant in emerging markets. Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the prospectus for more information on these and other risks associated with the Fund.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	1
Squirrel Chatter II: Shale Gas Returns, Transforming the Energy Outlook	2
Understanding Your Expenses	6
Columbia Acorn Fund
In a Nutshell	8
At a Glance	9
Major Portfolio Changes	20
Statement of Investments	22
Columbia Acorn International
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	36
Statement of Investments	38
Portfolio Diversification	47
Columbia Acorn USA
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	48
Statement of Investments	49
Columbia Acorn International Select
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	56
Statement of Investments	57
Portfolio Diversification	61

Columbia Acorn Select
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	62
Statement of Investments	63
Columbia Thermostat Fund
In a Nutshell	18
At a Glance	19
Statement of Investments	68
Columbia Acorn Family of Funds
Statements of Assets and Liabilities	70
Statements of Operations	71
Statements of Changes in Net Assets	72
Financial Highlights	76
Notes to Financial Statements	79
Management Fee Evaluation of the Senior Officer	87
Board Approval of the Advisory Agreement	93
Columbia Acorn Family of Funds Information	96

2011 Mid-Year Distributions

The following table lists the mid-year distributions for Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund. Columbia Acorn USA did not have mid-year distributions. The record date was June 7, 2011, and the ex-dividend date and the payable date was June 8, 2011.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	None	$0.3037	$0.0830	$30.40
Columbia Acorn International	None	None	$1.0248	$41.10
Columbia Acorn International Select	None	None	$0.4137	$29.19
Columbia Acorn Select	None	None	$0.4600	$26.76
Columbia Thermostat Fund	None	None	$0.1564	$12.64

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 6/30/11

	NAV on 6/30/11	2nd quarter*	Year to date*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$31.95	1.43%	7.18%	39.46%	8.42%	6.19%	9.21%	15.01%
Russell 2500 Index		-0.59%	8.06%	39.28%	8.17%	5.20%	7.40%	NA
S&P 500 Index**		0.10%	6.02%	30.69%	3.34%	2.94%	2.72%	10.67%
Lipper Small-Cap Core Funds Index		-1.36%	6.18%	36.32%	7.54%	4.74%	6.91%	NA
Lipper Mid-Cap Growth Funds Index		-0.04%	7.57%	39.76%	5.63%	6.86%	4.73%	NA
Columbia Acorn International (ACINX) (9/23/92)	$41.13	1.70%	3.02%	32.28%	4.24%	7.35%	11.31%	12.00%
S&P Global Ex-U.S. Between $500M and $5B Index		0.72%	2.63%	34.29%	5.43%	7.09%	12.71%	9.34%
S&P Global Ex-U.S. SmallCap Index		0.59%	3.62%	35.68%	4.10%	5.91%	11.92%	8.61%
MSCI EAFE Index (Net)		1.56%	4.98%	30.36%	-1.77%	1.48%	5.66%	6.35%
Lipper International Small/ Mid Growth Funds Index		1.69%	2.88%	36.54%	2.35%	4.85%	9.71%	NA
Columbia Acorn USA (AUSAX) (9/4/96)	$31.17	1.50%	9.14%	43.38%	8.09%	4.85%	7.19%	10.86%
Russell 2000 Index		-1.61%	6.21%	37.41%	7.77%	4.08%	6.27%	7.73%
Russell 2500 Index		-0.59%	8.06%	39.28%	8.17%	5.20%	7.40%	9.40%
S&P 500 Index**		0.10%	6.02%	30.69%	3.34%	2.94%	2.72%	6.72%
Lipper Small-Cap Growth Funds Index		0.23%	9.07%	41.91%	7.60%	4.77%	4.04%	6.26%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$28.98	1.10%	3.74%	31.33%	-0.26%	7.22%	9.50%	10.23%
S&P Developed Ex-U.S. Between $2B and $10B Index		0.90%	4.04%	33.74%	1.73%	3.73%	9.60%	8.36%
MSCI EAFE Index (Net)		1.56%	4.98%	30.36%	-1.77%	1.48%	5.66%	4.20%
Lipper International Small/ Mid Growth Funds Index		1.69%	2.88%	36.54%	2.35%	4.85%	9.71%	11.13%
Columbia Acorn Select (ACTWX) (11/23/98)	$28.25	-0.95%	0.02%	29.03%	3.29%	5.17%	8.41%	10.68%
S&P MidCap 400 Index		-0.73%	8.56%	39.38%	7.82%	6.60%	7.94%	9.79%
S&P 500 Index**		0.10%	6.02%	30.69%	3.34%	2.94%	2.72%	2.82%
Lipper Mid-Cap Growth Funds Index		-0.04%	7.57%	39.76%	5.63%	6.86%	4.73%	6.86%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$12.86	1.47%	4.66%	25.39%	5.82%	5.81%	—	7.94%
S&P 500 Index		0.10%	6.02%	30.69%	3.34%	2.94%	—	7.72%
Barclays Capital U.S. Aggregate Bond Index		2.29%	2.72%	3.90%	6.46%	6.52%	—	5.06%
Lipper Flexible Portfolio Funds Index		0.46%	5.11%	23.38%	4.00%	5.16%	—	8.28%
50/50 Blended Benchmark††		1.21%	4.40%	16.88%	5.45%	5.14%	—	6.71%

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no distribution and service (Rule 12b-1) fees. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Annual operating expense ratios are stated as of each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund Class Z: 0.76%. Columbia Acorn International Class Z: 0.98%. Columbia Acorn USA Class Z: 1.01%. Columbia Acorn International Select Class Z: 1.16%. Columbia Acorn Select Class Z: 0.97%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2012. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies, for Class Z shares are 1.16% and 1.04%, respectively.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the adviser.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see the inside front cover of this report.

1

Squirrel Chatter II: Shale Gas Returns, Transforming the Energy Outlook

Just five to seven years ago, it was widely believed that North American natural gas resources were being rapidly depleted. Today, the outlook appears to be very much improved thanks to the ingenuity of a few individuals and a process that should provide natural gas for decades to come.

In 1825, some 34 years before Colonel Edwin Drake1 drilled the first oil well in Titusville, Pennsylvania, William Aaron Hart drilled the first natural gas well, in shale located in Fredonia, New York. By August of that year, five structures in the village were illuminated by natural gas and by November there were 36 gas lights in the village. In 1857, Preston Barmore, the superintendent of the Fredonia Natural Gas Co., was not satisfied with the production from a 122 foot well so he exploded crevices of rock in the well, increasing the supply of gas. Within a few years, the village had 150 gas lights.2

Plenty of natural gas was subsequently found in sandstone formations under impermeable rock, in similar formations as oil, or accompanied by oil. Extracting this natural gas was less costly than drilling for gas in shale, so shale exploration all but ended. Over 300,000 miles of gas pipelines were built, and demand for natural gas grew.3 U.S.-marketed production rose to 1 trillion cubic feet (TCF) of natural gas by 1923, and has ranged from 16.9 to 22.6 TCF since 1973.4 Natural gas is used for heating and manufacturing, and is a feedstock for fertilizers, plastics and chemicals.

Recent Natural Gas Shortages

In 2004, Julian Darley wrote High Noon for Natural Gas, The New Energy Crisis. He reviewed Hubbert's Peak, a theory named after the geologist who researched oil finding and production curves and then correctly predicted that U.S. oil production would peak around 1970. Darley applied Hubbert's Peak to natural gas data and concluded that North American gas production had also peaked and was likely to plunge.

Darley wrote, "The United States and Canada are entering a natural gas crisis ...North American supply is simply no longer able to meet desired consumption."5 He added, "...the worst immediate problem confronting the United States (and Canada) is not oil, but natural gas. It is a natural gas shortage that could seriously interrupt the U.S. economy..."6 Darley noted that the U.S. Energy Information Administration (EIA) made enormous upward revisions for production of natural gas from shale, tight sands and coal beds, but he believed such gains would fail to occur. Instead, importing of liquefied natural gas (LNG) would have to be an interim solution. But LNG, Darley stated, had safety and security risks. Geopolitically, relying on imported LNG would also be problematic, as Russia and Iran had the largest reserves of natural gas.

Darley believed that the 300-plus new natural gas-fired electric generating stations, built between 1980 and 2003 at a cost of $100 billion, were huge mistakes. The power companies had apparently reviewed a 1999 National Petroleum Council report that stated North American natural gas supplies would grow. Darley labeled that report as an "example of the kind of cornucopian delusion that characterizes many in government and most in industry, who believe in nothing but economics and the miracle of capitalism with its unlimited ability to find substitutes for everything."7

Darley thought that with worldwide Peak Oil imminent and North American natural gas production plunging, energy was to become scarce, and the industrial revolution would unwind. He advocated that people should be able to obtain their daily needs within walking distance from where they lived. His long-term solution was to depopulate the earth, such that mankind no longer mined the planet and consumed only the energy that the sun regularly provides. At one child per woman, the population of the earth would be back to one billion in about one hundred years.

Domestic natural gas production fell between 2001 and 2005 and prices increased between 2002 and 2008.8 Most major oil companies and analysts agreed that natural gas production in North America was peaking, and that the U.S. would need substantial imports of LNG. I remember going to an energy conference in early 2006 where this

2

view was widespread. Darley's nightmare scenario seemed to be coming true.

Back in the Gas Fields

George Mitchell has been called the Father of the Barnett Natural Gas Field, located in and around Fort Worth, Texas. Over an 18-year period beginning in 1981, his company, Mitchell Energy and Development, experimented with fracturing gas-bearing shale that is located between 6,000 and 14,000 feet below the surface. Geologists knew that shale had lots of pores and the ability to store natural gas, but since pores in shale are rarely interconnected, gas flows poorly through shale. Initial attempts to extract this gas were costly, and production was not economical. Eventually, the company developed a "light sand frac" method that was effective and used less fluid. The combination of reduced costs and rising natural gas prices made such drilling profitable. Mitchell drilled many wells at the Barnett field, producing far more natural gas than most people expected.9

Mitchell needed more funding and sold his company to Devon Energy, a larger, independent producer. Devon had expertise in an additional technology, horizontal drilling, which tilted drill holes at angles or sideways once they hit pay dirt. More gas-bearing shale was consequently exposed to the well. With this added technology, the company drilled 55 wells in the Barnett field in 2003 and the shale gas boom began.10 Some 13,500 gas wells have been drilled in the Barnett field since 199711 and the Barnett field accounted for 6% of total natural gas production in the United States in 2010.12

Drilling at other shale gas formations has also jumped. U.S. shale gas production increased 12-fold in the last decade and currently accounts for about 25% of U.S. natural gas production.13 With greater production, natural gas wellhead prices halved from 2008 to 2010. In its yearly forecast in 2010, the EIA doubled its estimate of U.S. shale gas production for 2035 and predicts shale gas production will hit 46% of U.S. consumption that year.14 Imports will drop from 11% of natural gas consumption in 2009 to 1%.15 With "economics and the miracle of capitalism,"16 we won't need to revert to Darley's dark ages any time soon. The EIA also believes shale gas totaling at least six-times U.S. reserves is recoverable in at least 32 other countries.17

Energy Mix

In 2009, Robert Hefner published The Grand Energy Transition. The book provides perspectives on past and future sources and uses of energy. Hefner believes that energy usage naturally transitions from solids (wood and coal) to liquids (oil) and then to gasses (natural gas, wind and hopefully nuclear fusion). He sees newer fuels as superior to older ones, with each new fuel facilitating new technologies, improvements in the environment and higher living standards.

The transition to coal from wood powered the industrial revolution and allowed millions of acres of forests to regrow. Coal then fell from 80% of the world energy market in 1900 to about 28% currently. Oil ascended to 48% of the world's energy by 1973, displacing much dirty coal and revolutionizing transportation via the introduction of automobiles and airplanes. Oil subsequently dropped to about 36% of world energy consumption. Natural gas has risen from 10% of the world's energy in 1950 to 24% currently.18

Believing in global warming, Hefner notes that the transition from wood to coal to oil to natural gas slashed carbon content and increased hydrogen content of fuels with each transition. Since burning carbon creates carbon dioxide (CO2), the primary greenhouse gas, and burning hydrogen creates water, the natural transitions from solids to liquids to gasses slow global warming. Burning natural gas creates 44% less CO2 than burning coal and 29% less than burning oil. Burning natural gas also emits about 80% less nitrogen oxides, over 90% lower particulates and over 99% less sulfur dioxide than coal or oil.19

Under an earlier belief that the United States was running out of natural gas, the Natural Gas Policy Act (NGPA) and the Fuel Use Act were passed in 1978. The NGPA immediately deregulated prices for gas produced from deep wells and phased out other price controls.20 The Fuel Use Act mandated the phase out of natural gas for electric generation and restricted its industrial uses. Prices for deep gas jumped, but so did drilling. Production grew, and with demand depressed by the Fuel Use Act, prices then collapsed. There was an excess supply of natural gas, known as the "gas bubble," until the year 2000.

Hefner believes that prior price controls and the Fuel Use Act slowed the natural transition from coal and oil to

3

natural gas. As a result of the Fuel Use Act, some 100,000 megawatts of coal-fired electric generating capacity was built in the United States through 1989 that has emitted 15 billion metric tons of CO2 into the atmosphere.21 Hefner believes that the construction of the coal burning plants, not the natural gas burning plants, was the big mistake.

Hefner subscribes to Peak Oil occurring soon, but sees many decades of abundant and relatively cheap natural gas. Hence, he predicts the grand energy transition to natural gas will continue, and he believes natural gas will be a bridge fuel to renewable energy and possibly nuclear fusion. Natural gas complements wind energy quite well, as gas-burning electric plants can quickly power up when the wind slows.

Some 12 million vehicles worldwide are powered by natural gas. Of that number, there are estimated to be 110,000 natural gas-powered vehicles in the United States,22 including thousands of trucks serving the ports of Long Beach and Los Angeles,23 more than 11,000 buses24 and approximately 12,000 Honda Civic GX cars.25 These vehicles burn natural gas currently priced at one-third of the energy equivalent price of oil. Hefner believes that half the autos in the United States should be powered by natural gas, and the dirtiest, coal-burning electric plants should be replaced by natural gas plants. Yearly gas consumption would rise by 13 TCF, but could be met by increased shale gas production.26

Investment Implications

We believe that innovations in producing gas from shale have indeed transformed the U.S. energy outlook. We profitably invested in some of the pioneers of shale gas though, with the current glut of natural gas, the stocks now look less attractive. Supplies of gas may remain high in the short term as some unprofitable drilling persists in order to keep lease rights. Over time, the low prices will likely result in reduced drilling and more constrained supplies. When this happens, natural gas prices should rise to a level where drilling and production are moderately profitable. We continue to look for suppliers and service companies participating in shale gas production. Some shale oil fields are now being developed, including the Bakken field in North Dakota and Canada and the Eagle Ford field in Texas. At this point, we don't think there will be enough shale oil production to revolutionize the oil market, but we do believe we have found some attractive stocks participating in those developments.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in Squirrel Chatter II are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Colonel Edwin Drake was an American oil driller, credited with being the first to drill for oil in the United States.

2  Lash, Eileen and Gary, "The Early History of Natural Gas, Kicking Down the Well," The SUNY Fredonia Shale Research Institute, June 3, 2011, http://www.fredonia.edu/shaleinstitute/history.asp.

3  U.S. Energy Information Administration (EIA), http://www.eia.gov/pub/oil_gas/natural_gas/analysis_publications/ngpipeline/index.html.

4  EIA data, including imports primarily from Canada, states the U.S. has been using about 23 trillion cubic feet (TCF) of gas a year, including about 6.6 TCF for industrial purposes. www.eia.gov.

5  Darley, Julian, High Noon for Natural Gas, The New Energy Crisis, (White River Junction, Vermont, Chelsea Green Publishing Company 2004) p. 13.

6  Ibid., p. 2.

7  Ibid., p. 79-80.

8  According to EIA data, domestic natural gas production fell from 20.6 TCF in 2001 to 18.9 TCF in 2005. Average annual wellhead prices rose from $3 to $5 in 2002-2003 to $6 to $8 from 2006-2008. www.eia.gov.

9  Airhart, Marc, "The Father of the Barnett Natural Gas Field," http://geology.com/research/barnett-shale-father.html.

10  Yergin, Daniel, "Stepping on the Gas," Wall Street Journal, April 2, 2011.

11  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

12  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. ES-1, http://fossil.energy.gov/programs/oilgas/publications/
naturalgas_general/Shale_Gas_Primer_2009.pdf

13  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

4

14  Lomax, Simon, "Shale-Gas Output May Double by 2035, Reducing Energy Imports, U.S. Says," Bloomberg, December 16, 2010, http://www.bloomberg.com/news/2010-12-16/natural-gas-production-from-shale-may-double-by-35-u-s-agency-forecasts.html.

15  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

16  Darley, Julian, op. cit., p. 79-80.

17  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

18  Hefner III, Robert A., The Grand Energy Transition, (Hoboken, New Jersey, John Wiley & Sons, Inc. 2009) p. 27.

19  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. 5, http://fossil.energy.gov/programs/oilgas/publications/naturalgas_general/Shale_
Gas_Primer_2009.pdf

20  Hefner III, Robert A., op. cit., p. 120-121. Having been an independent explorer for natural gas, Hefner was well aware that gas existed in locations independently of oil. (He has been called the "Father of Deep Natural Gas" as his company drilled very deep wells finding only natural gas at very high pressure.) In the 1970s when geologists for major oil companies testified to Congress that the U.S. was running out of natural gas, Hefner dissented, believing that the shortage was caused by price controls in place since 1954. Price controls cause shortages of valuable commodities by boosting demand and restraining supplies.

21  Ibid., p. 122.

22  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

23  Hefner III, Robert A., op. cit., p. 201.

24  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

25  Oberman, Mira, "The Greenest Car You've (Likely) Never Heard Of," Agence France-Presse, April 11, 2011.

26  Hefner III, Robert A., op. cit., p. 203.

5

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class Z shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See the "Compare With Other Funds" information for details on using the hypothetical data.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
Class Z Shares	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund	1,000.00	1,000.00	1,071.80	1,021.08	3.85	3.76	0.75
Columbia Acorn International	1,000.00	1,000.00	1,030.20	1,020.08	4.78	4.76	0.95
Columbia Acorn USA	1,000.00	1,000.00	1,091.40	1,019.89	5.13	4.96	0.99
Columbia Acorn International Select	1,000.00	1,000.00	1,037.40	1,019.09	5.81	5.76	1.15
Columbia Acorn Select	1,000.00	1,000.00	1,000.20	1,019.98	4.81	4.86	0.97
Columbia Thermostat Fund**	1,000.00	1,000.00	1,046.60	1,023.55	1.27	1.25	0.25

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

*Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

**Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests. Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees.

6

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Investment Services, Corp., your account balance is available online at columbiamanagement.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

7

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

lululemon athletica	2.3%
Informatica	1.4%
Abercrombie & Fitch	1.2%
IPG Photonics	1.0%
Fugro	1.0%
Polycom	0.8%
Hansen Natural	0.8%
Pacific Rubiales Energy	0.7%
Oshkosh	0.5%
SRA International	0.3%

Columbia Acorn Fund rose 1.43% in the second quarter of 2011, outperforming the 0.59% drop in its primary benchmark, the Russell 2500 Index, and also beating other indexes shown on Page 1. During the first half of 2011, the Fund was up 7.18%, somewhat less than the Russell 2500's gain of 8.06%, and was mixed versus other indexes.

Consumer stocks were marked up during both the quarter and the half. Premium active apparel retailer lululemon athletica was the Fund's top dollar winner during both periods, up 26% in the quarter and 63% in the half. Alternative beverage producer Hansen Natural also provided large gains, rising 34% in the quarter and 55% in the half. Sales momentum at teen apparel retailer Abercrombie & Fitch accelerated, causing its stock to rack up a 14% gain in the quarter and a 16% gain in the half. All three companies had excellent growth in sales and earnings.

Several technology stocks also boosted results for the Fund. IPG Photonics, a company that is coupling laser and fiber optic technology, was Columbia Acorn Fund's second largest dollar gainer in both the quarter and the half, rising 26% and 130%, respectively. The company's quarterly earnings per share grew over six-fold on revenues that nearly doubled versus the prior year. Data integration software company Informatica rose 12% in the quarter and 33% in the half on fine earnings growth. Video conferencing equipment maker Polycom showed a 24% gain in the quarter and a 65% jump in the half on better than expected earnings.

Performance was boosted by takeovers. In the quarter, device maker American Medical Systems appreciated 39% as it agreed to be taken over by Endo Pharmaceuticals. Government I.T. services company SRA International agreed to sell out to a private equity firm, and its stock was up 51% in the half. GSI Commerce and Terremark were subject to takeover offers in the first quarter and their stocks also helped first half results.

The Fund's largest dollar loser in the quarter was sub-sea oilfield services provider Fugro, off 16% on disappointing earnings caused by customers delaying projects. Oshkosh fell 18% in the quarter, on news of a difficult start to military truck production. The Fund's largest dollar loser in the half was Colombian oil producer Pacific Rubiales Energy, off 21%. The stock gave up a fraction of its 2010 gains on exploration results that disappointed some analysts.

Columbia Acorn Fund's foreign stocks were off 3.59% in the quarter and 2.69% in the half.* Fugro and Pacific Rubiales Energy, mentioned above, were the largest foreign losers. The Fund's international stock weight dropped to 10.8% from 11.6% at the end of the first quarter and from 12.6% at the end of 2010.

The markets have been concerned about sovereign debt issues. While the U.S. debt ceiling was raised after the end of the quarter, the debt deal resulted in no fundamental reforms and large remaining uncertainties. A congressional committee will hopefully provide better solutions on schedule, before the end of 2011. The Greek debt situation seems more intractable, but the size of the debt is relatively small. Meanwhile, most of the companies owned by the Fund have been reporting fine earnings gains, which we believe could lead to higher stock prices should macroeconomic concerns ease.

*These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

8

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2011

Inception 6/10/70	Year to date*	1 year	5 years	10 years
Returns before taxes	7.18%	39.46%	6.19%	9.21%
Returns after taxes on distributions	6.92	38.52	5.49	8.66
Returns after taxes on distributions and sale of fund shares	4.86	26.57	5.23	8.07
Russell 2500 Index (pretax)**	8.06	39.28	5.20	7.40

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.76%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/11

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 6/30/11

1.	lululemon athletica Premium Active Apparel Retailer	2.3%
2.	Ametek Aerospace/Industrial Instruments	1.6%
3.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.4%
4.	Informatica Enterprise Data Integration Software	1.4%
5.	Mettler Toledo Laboratory Equipment	1.4%
6.	Donaldson Industrial Air Filtration	1.3%
7.	Crown Castle International Communications Towers	1.3%
8.	Abercrombie & Fitch Teen Apparel Retailer	1.2%
9.	IPG Photonics Fiber Lasers	1.1%
10.	Alexion Pharmaceuticals Biotech Focused on Orphan Diseases	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through June 30, 2011

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $31,777 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the indexes. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $19.3 billion

*  A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

9

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

Melco Crown Entertainment	1.4%
ShawCor	0.8%
Simplo Technology	0.7%
President Chain Store	0.5%
Gree	0.5%
Start Today	0.4%
Petropavlovsk	0.4%

Columbia Acorn International was up 1.70% in the second quarter of 2011, 0.98% ahead of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index. This brought the Fund's return for the six months to 3.02%, slightly ahead of the 2.63% gain of its benchmark.

The Fund's absolute returns in the quarter were highest in Asia, driven by Melco Crown Entertainment, which operates a casino in Macau; Simplo Technology, a Taiwanese manufacturer of battery packs for notebook computers and iPads; and President Chain Store, a Taiwanese convenience store operator with inroads into mainland China. Consistent with the performance of these stocks, consumer discretionary and information technology sector holdings were the Fund's best performing globally. In a somewhat subdued quarter for international small-cap stocks overall, the Fund's Japanese holdings also put up a pleasing 5.9% USD return, led by two of the Fund's internet-related stocks: Gree, a social networking site and game developer, and Start Today, an online apparel retailer. These stocks were up over 30% and 28%, respectively, likely buoyed by high valuations assigned to U.S. internet-related businesses in recent public and private market transactions.

Energy and resource companies were among the most disappointing in the quarter. ShawCor was a big position and down 18% after reporting first quarter results substantially below expectations. This Canadian company makes money by coating pipelines, and the most profitable work tends to be large offshore projects, and those in Asia, the Middle East, and the North Sea. While the company is bidding on many new projects now, in recent quarters they unfortunately ran into a lull in large projects as work lined up two or three years ago came to an end. Petropavlovsk, a U.K.-domiciled gold and iron ore miner with mines in Russia, was off over 26% on investor worries that more delays and capital would be required to complete the company's projects. This came on top of general weakness among gold mining stocks.

Eurozone sovereign risk has recently been leading headlines. Europe, including countries not part of the common euro currency, is home to almost 40% of the Fund's assets. This is an overweight position, with risk mitigated and opportunity enhanced, we believe, by the fact that many of these European holdings have significant revenues and earnings outside of Europe. While we are not economists and do not structure the portfolio according to macroeconomic precepts, we expect the euro to survive the present crisis. We believe the protracted public debate reflects the inevitably messy process of allocating economic and political pain among creditor and debtor countries, and private and public actors. Indeed, creditor countries who seek tighter fiscal coordination among eurozone countries going forward have little to gain in ending the crisis until they have extracted such concessions. Markets, however, do not like uncertainty and continued volatility is likely until a solution is reached.

Thank you for your continued confidence in Columbia Acorn International.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

10

Columbia Acorn International (ACINX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2011

Inception 9/23/92	Year to date*	1 year	5 years	10 years
Returns before taxes	3.02%	32.28%	7.35%	11.31%
Returns after taxes on distributions	2.14	31.16	6.48	10.73
Returns after taxes on distributions and sale of fund shares	1.96	21.34	6.23	10.05
S&P Global Ex-U.S. Between $500M and $5B Index**	2.63	34.29	7.09	12.71

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.98%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 6/30/11

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 6/30/11

1.	Hexagon (Sweden) Measurement Equipment & Software	1.5%
2.	Melco Crown Entertainment (Hong Kong) Macau Casino Operator	1.4%
3.	Olam International (Singapore) Agriculture Supply Chain Manager	1.2%
4.	Localiza Rent A Car (Brazil) Car Rental	1.2%
5.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.1%
6.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	1.0%
7.	Imtech (Netherlands) Electromechanical & Information & Communications Technologies Installation & Maintenance	1.0%
8.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	1.0%
9.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.0%
10.	Fugro (Netherlands) Sub-sea Oilfield Services	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through June 30, 2011

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P Global Ex-U.S. Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $6.4 billion

11

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

IPG Photonics	2.6%
lululemon athletica	2.3%
Gaylord Entertainment	1.3%
Polycom	1.3%
Cepheid	0.8%
Diamond Foods	0.8%
Finisar	0.7%
Ixia	0.6%
TriQuint Semiconductor	0.6%

The equity markets were relatively flat in the second quarter of 2011. Columbia Acorn USA gained 1.50%, outperforming its primary benchmark, the Russell 2000 Index, which dropped 1.61%. Year to date through June 30, 2011, the Fund was up 9.14%, ahead of the 6.21% gain of its benchmark.

Winners for the quarter and half year came from a variety of sectors. IPG Photonics, a fiber laser manufacturer, dominates its market niche and nearly doubled sales versus the prior year. Its stock rose 26% in the quarter and ended the first six-months of 2011 up 130%. Premium active apparel retailer lululemon athletica also had strong revenue growth on ever-increasing awareness of the brand in the United States. The stock rose 26% in the quarter, and was up 63% for the half year. Polycom, a provider of video conferencing equipment, was up 24% in the quarter and finished the half year with a 65% return. The company's business benefited from increased corporate adoption of video conferencing as well as recent stumbles by a close competitor.

Diamond Foods, a provider of nuts and snack foods, announced an agreement to purchase the Pringles brand from Procter & Gamble, a move that will transform Diamond into the second largest snack company in the world, behind Pepsi. The stock rose 37% in the quarter on the news and was up 44% for the half year. Cepheid, a provider of molecular diagnostic equipment, experienced strong sales of its automated genetic testing instruments, which helped drive its stock up 24% in the quarter and 52% for the half year.

On the downside, two names in the optical network equipment business fell due to revenue shortfalls. Finisar, a provider of optical sub-systems and components, was a big winner for the Fund last year but orders have slowed in 2011, leaving Finisar customers with excess inventory. Its stock was off 27% in the quarter and 39% for the six months. Ixia sells telecom test equipment for optical networks and also suffered from a drop in orders. The company's stock fell 19% in the quarter and 22% for the half year.

TriQuint Semiconductor, a manufacturer of radio frequency semiconductors for mobile phones and other wireless devices, disappointed as some handset manufacturers deferred new product launches, sending the company's stock down 21% in the quarter and 17% for the half year. Gaylord Entertainment, an owner of convention hotels, was hurt by a drop in the occupancy rate at its Washington DC hotel, sending the stock down 13% for the quarter and 17% for the half year.

These days, many investors are obsessing over a seeming epidemic of ominous macroeconomic troubles and their potential solutions. Scary stuff like national debt crises, Mediterranean defaults, stubbornly high unemployment, and double-dipping housing prices dominate the news. But we believe that these issues are not as relevant to our philosophy of investing. We don't subscribe to the current fetish of investing based on macroeconomic factors (commonly referred to as "risk-on, risk-off" trading). Even in volatile, uncertain times like today, plenty of individual smaller cap companies are growing faster than their peers and possess bright long-term prospects. We spend our time and effort seeking out these kinds of businesses for your Fund. We'll leave the macro-dancing to the other guys.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

12

Columbia Acorn USA (AUSAX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2011

Inception 9/4/96	Year to date*	1 year	5 years	10 years
Returns before taxes	9.14%	43.38%	4.85%	7.19%
Returns after taxes on distributions	9.14	43.38	4.50	6.87
Returns after taxes on distributions and sale of fund shares	5.94	28.19	4.13	6.28
Russell 2000 Index (pretax)**	6.21	37.41	4.08	6.27

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 1.01%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 6/30/11

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 6/30/11

1.	Informatica Enterprise Data Integration Software	3.0%
2.	IPG Photonics Fiber Lasers	2.6%
3.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.3%
4.	lululemon athletica Premium Active Apparel Retailer	2.3%
5.	Ametek Aerospace/Industrial Instruments	2.2%
6.	Nordson Dispensing Systems for Adhesives & Coatings	2.1%
7.	Atwood Oceanics Offshore Drilling Contractor	1.9%
8.	Micros Systems Information Systems for Hotels, Restaurants & Retailers	1.8%
9.	tw telecom Fiber Optic Telephone/Data Services	1.7%
10.	II-VI Laser Optics & Specialty Materials	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through June 30, 2011

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.9 billion

13

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

Ascendas REIT	5.0%
Hexagon	3.7%
Wirecard	2.7%
Asahi Diamond Industrial	2.4%
Jupiter Telecommunications	2.2%
Fugro	1.9%
United Drug	1.9%
Pacific Rubiales Energy	1.6%
Jiangsu Expressway	1.4%
Gree	1.4%
Workspace Group	1.1%
Quetzal Energy	0.3%

Columbia Acorn International Select ended the second quarter up 1.10%, outperforming the 0.90% gain of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. For the half year, the Fund was up 3.74% versus a 4.04% gain for the benchmark.

The Fund's top three contributors to performance for the quarter were Japanese stocks, as the economic situation in Japan began to stabilize and recover following the March 2011 Tohoku earthquake. Gree, a mobile social networking game developer, was up 32% in the second quarter and 78% for the half year. The company continued to benefit from new product rollouts. Asahi Diamond Industrial, a manufacturer of consumable diamond tools, was up 14% in the quarter and ended the half year with a 16% gain. Its operations were largely unaffected by the earthquake and its revenues remained strong. Jupiter Telecommunications, the largest cable service provider in Japan, had a 15% gain in the quarter on continued subscriber growth. The majority of its operations are in the Tokyo region.

Elsewhere, Ascendas REIT, an industrial property landlord in Singapore, is a large position in the Fund and was up 6% for the quarter and the half year. The company continues to report rental rate increases on strong demand for its properties and its 7% dividend yield has attracted attention in a world of low interest rates. Swedish measurement equipment manufacturer Hexagon continued its strong run, gaining 4% in the quarter and ending the half year up 16%. The company has benefited from continued revenue growth driven mainly by its exposure to emerging markets.

Year to date, German online payment processor and risk manager Wirecard was up 32%. The company is growing revenues at a 20% clip on the back of ongoing growth of e-commerce as well as the introduction of a popular prepaid cash card. Irish pharmaceutical company United Drug rose 21% as investors realized earnings had improved and the stock was very cheap. Workspace Group, a UK real estate company, was up 29% for the half year, benefiting from improving occupancy rates.

Energy stocks dominated the laggards list for the quarter and half. After many quarters of strong performance, Dutch sub-sea oilfield services provider Fugro fell more than 16% in the quarter and was off 11% for the half year. The company reported disappointing earnings, stating that many of its customers opted to delay expected projects. Quetzal Energy, an oil and gas exploration company operating in Latin America, fell 44% in the quarter and was down 37% for the half as a delay in receiving environmental approvals slowed down its drilling program. Pacific Rubiales Energy, a Colombian oil production and exploration company, was off 3% in the quarter and down 21% for the half year on disappointing results from recent explorations.

Outside the energy sector, Petropavlovsk, a UK-listed company operating gold and iron ore mines in Russia, fell 15% in the quarter and was off 24% in Columbia Acorn International Select for the half year. Delays and capital concerns, combined with weakness in gold mining stocks in general, hurt returns. We sold the Fund's position in the stock. Jiangsu Expressway, a Chinese toll road operator, fell 13% in the quarter and was off 15% for the half after the government began to crack down on toll operators who were overcharging. Jiangsu Expressway has kept its charges in line with stated policy but was down nonetheless, as the entire sector was sold off.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

14

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2011

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	3.74%	31.33%	7.22%	9.50%
Returns after taxes on distributions	3.24	30.81	6.82	9.30
Returns after taxes on distributions and sale of fund shares	2.44	20.49	6.23	8.49
S&P Developed Ex-U.S. Between $2B and $10B Index (pretax)**	4.04	33.74	3.73	9.60

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 1.16%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 6/30/11

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 6/30/11

1.	Ascendas REIT (Singapore) Singapore Industrial Property Landlord	5.0%
2.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	4.4%
3.	Chemring (United Kingdom) Defense Manufacturer of Countermeasures & Energetics	3.8%
4.	Hexagon (Sweden) Measurement Equipment & Software	3.7%
5.	NHN (South Korea) South Korea's Largest Online Search Engine	3.2%
6.	Mapletree Industrial Trust (Singapore) Industrial Property Landlord	3.2%
7.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	2.9%
8.	Wirecard (Germany) Online Payment Processing & Risk Management	2.7%
9.	Asahi Diamond Industrial (Japan) Consumable Diamond Tools	2.4%
10.	AkzoNobel (Netherlands) Largest Global Supplier of Protective Paints & Coatings	2.4%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through June 30, 2011

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P Developed Ex-U.S. Between $2B and $10B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $437.3 million

15

Columbia Acorn Select

In a Nutshell

Ben Andrews	Robert A. Chalupnik

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

Discover Financial Services	6.6%
Abercrombie & Fitch	3.6%
Coach	3.2%
Canacol Energy	1.9%
Quanta Services	1.4%
Gaylord Entertainment	1.3%
Finisar	0.3%

Columbia Acorn Select fell 0.95% in the second quarter of 2011 and was nearly flat for the half year, up 0.02%. The Fund's primary benchmark, the S&P MidCap 400 Index, was down 0.73% in the second quarter and up 8.56% for the six months ended June 30, 2011. The large-cap oriented S&P 500 Index was flat in the second quarter (up 0.10%) and was up 6.02% for the half year. Year-to-date performance was hampered by poor performance of Fund energy stocks and the failure of many holdings to participate in the recent market rally.

Looking first at the stocks that drove the portfolio in the second quarter, Discover Financial Services added 0.77% to the portfolio's return as the company's credit card portfolio continued to heal in the improving economy. This improvement caused investors to increase the valuation they were willing to pay for Discover, bidding up the stock price. Retailers Abercrombie & Fitch and Coach each added approximately 0.60% to the portfolio as their products were well received by consumers.

On the downside, Canacol Energy, an oil and gas explorer/producer, cost the portfolio 0.66% as an exploratory well in Guyana came up dry and the general malaise for Colombian oil producers weighed on the stock. Over the six-month period, energy stocks cost the Fund approximately 3.7% of performance, and were the main laggards in the portfolio. We still believe in these names and will watch them closely as we expect several more drilling results by the end of this year.

Though many of the Fund's stocks did not participate in the stock market rally through June 30, 2011, we believe they have potential to add return in the coming quarters as these companies are growing and we believe they are valued inexpensively compared with their peers.

During the quarter, we sold out of four companies and purchased three new companies. The sales were wireless communications and broadcast tower company American Tower, water treatment applications service provider Nalco Holding Company, for-profit, post-secondary education provider Career Education, and recreational vehicle manufacturer Thor Industries. Our purchases were convention hotelier Gaylord Entertainment, fiber optic sub-systems and components provider Finisar, and electrical and telecom construction services provider Quanta Services. Quanta is a company that we owned previously but sold due to uncertainty about its ability to turn contracts/backlog into sales. There is evidence of this backlog becoming revenue, so we added the company back into the portfolio during the quarter.

I would like to welcome Rob Chalupnik as co-portfolio manager of Columbia Acorn Select. Rob has a strong track record as the domestic industrials analyst at Columbia Wanger Asset Management. I have worked closely with Rob over the years and feel strongly that his knowledge and ability will be additive to the performance of this Fund, not only through his stock picks but through his input on portfolio structure as well.

Thank you for your continued investment in Columbia Acorn Select.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

16

Columbia Acorn Select (ACTWX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2011

Inception 11/23/98	Year to date*	1 year	5 years	10 years
Returns before taxes	0.02%	29.03%	5.17%	8.41%
Returns after taxes on distributions	-0.57	28.27	4.84	8.13
Returns after taxes on distributions and sale of fund shares	-0.01	18.85	4.37	7.39
S&P MidCap 400 Index (pretax)**	8.56	39.38	6.60	7.94

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.97%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 6/30/11

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 6/30/11

1.	Discover Financial Services Credit Card Company	6.8%
2.	Hertz Largest U.S. Rental Car Operator	6.5%
3.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.8%
4.	Ametek Aerospace/Industrial Instruments	4.0%
5.	Abercrombie & Fitch Teen Apparel Retailer	3.6%
6.	Sanmina-SCI Electronic Manufacturing Services	3.5%
7.	Safeway Supermarkets	3.4%
8.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	3.3%
9.	Coach Designer & Retailer of Branded Leather Accessories	3.2%
10.	Crown Castle International Communications Towers	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through June 30, 2011

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $2.0 billion

17

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund gained 1.47% in the second quarter of 2011, outperforming the 0.10% gain of its primary equity benchmark, the S&P 500 Index, and underperforming the 2.29% increase of the Fund's primary debt benchmark, the Barclays Capital U.S. Aggregate Bond Index. Year to date through June 30, 2011, the Fund was up 4.66% while the S&P 500 Index had a 6.02% gain and the Barclays index rose 2.72%.

The Fund hit four reallocation triggers during the second quarter. In April, we reduced stock exposure twice on the strength of the equity market and then in May and June returned to stocks as the equity markets declined. The Fund ended the quarter at the same weight it started, with a 60% exposure to its underlying stock funds and 40% exposure to its bond funds.

The bond portion of the portfolio outperformed the equity portion in the quarter with a 1.50% weighted average return versus a 0.93% weighted average gain for equities. Columbia U.S. Treasury Index Fund was the top performing holding for the quarter, up 2.28%. Year to date, Columbia Thermostat's equity portion had a 5.22% weighted average gain versus a 2.83% gain for the income portion. Columbia Large Cap Enhanced Core Fund led performance with a 7.90% gain for the half-year period.

The markets continue to provide the types of ups and downs that Columbia Thermostat Fund was made for. We are pleased to see that the Fund, as expected, provided a return between that of its equity and income benchmarks for the six-month period.

Results of the Funds Owned in Columbia Thermostat Fund as of June 30, 2011

Stock Funds	Weightings	2nd	Year to
Fund	in category	quarter	date
Columbia Acorn International, Class I	20%	1.69%	3.06%
Columbia Dividend Income Fund, Class I	20%	0.83%	6.07%
Columbia Acorn Fund, Class I	15%	1.47%	7.22%
Columbia Marsico Growth Fund, Class I	15%	0.87%	6.29%
Columbia Acorn Select, Class I	10%	-0.93%	0.04%
Columbia Contrarian Core Fund, Class I	10%	0.60%	5.66%
Columbia Large Cap Enhanced Core Fund, Class I	10%	0.94%	7.90%
Weighted Average Equity Return	100%	0.93%	5.22%
Bond Funds	Weightings	2nd	Year
Fund	in category	quarter	to date
Columbia Intermediate Bond Fund, Class I	50%	1.29%	2.64%
Columbia U.S. Treasury Index Fund, Class I	30%	2.28%	2.03%
Columbia Income Opportunities Fund, Class I	20%	0.82%	4.39%
Weighted Average Income Return	100%	1.50%	2.83%

Columbia Thermostat Fund
Rebalancing in the Second Quarter

April 11, 2011	55% stocks, 45% bonds
April 28, 2011	50% stocks, 50% bonds
May 31, 2011	55% stocks, 45% bonds
June 7, 2011	60% stocks, 40% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

18

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through June 30, 2011

Inception 9/25/02	Year to date*	1 year	5 years	Life of fund
Returns before taxes	4.66%	25.39%	5.81%	7.94%
Returns after taxes on distributions	4.21	24.75	4.46	6.68
Returns after taxes on distributions and sale of fund shares	3.02	16.62	4.34	6.35
S&P 500 Index (pretax)**	6.02	30.69	2.94	7.72
Barclays Capital U.S. Aggregate Bond Index (pretax)**	2.72	3.90	6.52	5.06
Lipper Flexible Portfolio Funds Index (pretax)	5.11	23.38	5.16	8.28

All results shown assume reinvestment of distributions.

*Year to date data is not annualized

**The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2012. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.16% and 1.04%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 6/30/11

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 6/30/11

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Marsico Growth Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Contrarian Core Fund, Class I	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia U.S. Treasury Index Fund, Class I	30%
Columbia Conservative High Yield Fund, Class I	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through June 30, 2011

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Index. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the indexes. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $137.9 million

19

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/11	06/30/11
Purchases
Information
ANSYS	2,100,000	2,550,000
Boingo Wireless	0	1,200,000
Constant Contact	1,919,615	1,950,000
ExlService Holdings	1,045,000	1,145,000
Genpact	0	781,635
IMAX (Canada)	800,000	1,400,000
Intralinks	0	550,000
Ixia	1,720,000	2,030,000
ON Semiconductor	3,440,000	5,117,000
Polycom	2,305,000	2,455,000
Syntel	0	580,000
TIBCO	0	1,381,600
Verisk Analytics	450,000	900,000
Virtusa	2,064,900	2,125,000
WMS Industries	1,150,000	2,100,000
WNS - ADR (India)	1,000,000	1,027,147
Consumer Goods & Services
Cavco Industries	388,907	415,000
HomeAway	0	1,289,880
MGM China Holdings (Hong Kong)	0	12,000,000
P.F. Chang's China Bistro	300,000	480,000
Phillips-Van Heusen	1,055,000	1,410,000
Thor Industries	1,190,000	1,980,000
Industrial Goods & Services
Albemarle	1,575,972	1,650,000
Imtech (Netherlands)	1,731,432	1,767,165
Kennametal	2,625,000	2,900,000
LKQ	450,000	900,000
Pentair	3,350,000	3,535,000
Quanta Services	1,950,000	2,800,000
Ushio (Japan)	1,322,000	1,500,000
Valmont Industries	0	100,000
Energy & Minerals
Alexco Resource	2,400,000	2,800,000
Celtic Exploration (Canada)	0	175,400
Crew Energy (Canada)	0	484,500
Fugro (Netherlands)	2,570,626	2,641,054
Oil States International	463,954	743,000
Primary Petroleum (Canada)	0	2,245,000
Silver Standard Resources	800,000	900,000
Swift Energy	275,000	550,000
Wolverine Minerals (Canada)	0	4,000,000
Finance
Alliance Data Systems	275,000	400,000
Assured Guaranty	0	300,000
City National	1,045,000	1,145,000

	Number of Shares
	03/31/11	06/30/11
Enstar Group	0	33,746
Financial Engines	0	400,000
First Busey	3,299,507	4,056,427
Health Care
Adcock Ingram Holdings (South Africa)	2,259,000	2,393,955
Akorn	3,733,354	4,000,000
Alimera Sciences	855,298	1,818,154
Anthera Pharmaceuticals	1,450,000	1,740,000
Auxilium Pharmaceuticals	1,200,000	2,400,000
Community Health Systems	1,380,000	1,655,000
InterMune	1,731,000	2,226,000
Kindred Healthcare	0	1,450,000
Nabi Biopharmaceuticals	2,611,936	3,300,000
United Therapeutics	510,000	780,000
Other Industries
Associated Estates Realty	2,200,000	2,700,000
Genesee & Wyoming	100,000	400,000
St. Joe	0	699,701
Summit Hotel Properties	1,092,000	1,481,994

See accompanying notes to financial statements.

20

	Number of Shares
	03/31/11	06/30/11
Sales
Information
AboveNet	1,265,000	1,199,876
Blue Coat Systems	1,260,000	313,300
Crown Castle International	6,300,000	6,000,000
Dionex	300,000	0
Dolby Laboratories	1,140,000	815,000
Hexagon (Sweden)	5,914,999	5,164,999
Informatica	5,200,000	4,700,000
NetSuite	1,800,000	1,450,000
Plexus	1,490,000	1,210,000
SRA International	1,655,000	1,583,750
THQ	3,567,000	0
Consumer Goods & Services
Blue Nile	180,000	62,784
Chico's FAS	2,562,000	1,933,750
CTS Eventim (Germany)	220,000	173,436
Diamond Foods	1,300,000	1,170,000
Hansen Natural	2,200,000	1,900,000
ITT Educational Services	1,080,000	350,000
lululemon athletica	4,035,000	3,991,265
Talbots	4,150,000	828,500
Industrial Goods & Services
American Reprographics	900,000	0
Lumber Liquidators	700,000	0
Mersen (France)	753,000	524,000
Mine Safety Appliances	1,525,000	1,300,000
Mueller Water Products	1,750,000	649,641
Nalco	1,800,000	831,000
Serco (United Kingdom)	2,559,000	0
Simpson Manufacturing	700,000	360,073
Energy & Minerals
Atwood Oceanics	3,200,000	2,399,000
Carrizo Oil & Gas	583,000	293,000
Gran Tierra Energy (Colombia)	3,131,195	0
Pan American Silver (Canada)	500,000	0
Synthesis Energy Systems (China)	1,726,270	1,210,300
Tesco	1,750,000	0
Vaalco Energy	750,000	0
Finance
CAI International	1,450,000	1,123,400
GATX	1,480,000	90,020
Housing Development Finance (India)	1,300,000	0
Investment Technology Group	697,000	629,493
SVB Financial Group	1,260,000	1,160,000
TCF Financial	4,150,000	3,613,000
Wilmington Trust	2,640,000	0

	Number of Shares
	03/31/11	06/30/11
Health Care
Allos Therapeutics	2,755,534	0
American Medical Systems	3,150,000	0
AthenaHealth	500,000	0
Gen-Probe	1,065,000	700,000
Idenix Pharmaceuticals	2,682,497	2,300,000
Nanosphere	964,499	0
Nektar Therapeutics	1,091,990	0
Savient Pharmaceuticals	1,700,000	0
United Drug (Ireland)	826,526	0

See accompanying notes to financial statements.

21

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
		Equities: 97.5%
Information 27.2%
	> Business Software 6.6%
4,700,000	Informatica (a)	$274,621
	Enterprise Data Integration Software
2,550,000	ANSYS (a)	139,408
	Simulation Software for Engineers & Designers
2,700,000	Micros Systems (a)	134,217
	Information Systems for Hotels, Restaurants & Retailers
1,100,000	Quality Systems	96,030
	IT Systems for Medical Groups & Ambulatory Care Centers
1,480,000	Concur Technologies (a)	74,104
	Web Enabled Cost & Expense Management Software
1,700,000	Blackboard (a)(b)	73,763
	Education Software
2,250,000	Blackbaud (c)	62,370
	Software & Services for Non-profits
1,450,000	NetSuite (a)(b)	56,840
	End to End IT Systems Solutions Delivered Over the Web
2,000,000	Tyler Technologies (a)(c)	53,560
	Financial, Tax, Court & Document Management Systems for Local Governments
1,950,000	Constant Contact (a)(b)(c)	49,491
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
2,025,000	Kenexa (a)(c)	48,560
	Recruiting & Workforce Management Solutions
1,200,000	Ariba (a)	41,364
	Cost Management Software
1,381,600	TIBCO (a)	40,094
	Datacenter Software
850,000	Red Hat (a)	39,015
	Maintenance & Support for Open Source & Middleware
920,000	Jack Henry & Associates	27,609
	Systems Financial Institutions
690,000	Advent Software (a)	19,437
	Asset Management & Trading Systems
900,000	SPS Commerce (a)(c)	16,011
	Supply Chain Management Software Delivered via the Web
550,000	Intralinks (a)	9,504
	Collaboration Software
1,500,000	Actuate (a)	8,775
	Information Delivery Software & Solutions
1,000,000	InContact (a)	4,750
	Call Center Systems Delivered via the Web & Telecommunications Services
		1,269,523
	> Instrumentation 3.7%
1,600,000	Mettler Toledo (a)	269,872
	Laboratory Equipment
2,780,000	IPG Photonics (a)(c)	202,134
	Fiber Lasers

Number of Shares		Value (000)
5,164,999	Hexagon (Sweden)	$127,222
	Measurement Equipment & Software
2,035,000	Trimble Navigation (a)	80,667
	GPS-based Instruments
600,000	FLIR Systems	20,226
	Infrared Cameras
400,000	Hamamatsu Photonics (Japan)	17,295
	Optical Sensors for Medical & Industrial Applications
		717,416
	> Computer Hardware & Related Equipment 2.7%
3,565,000	Amphenol	192,474
	Electronic Connectors
4,550,000	II-VI (a)(c)	116,480
	Laser Optics & Specialty Materials
1,605,000	Zebra Technologies (a)	67,683
	Bar Code Printers
1,200,000	Netgear (a)	52,464
	Networking Products for Small Business & Home
815,000	Dolby Laboratories (a)	34,605
	Audio Technology for Consumer Electronics
800,000	Nice Systems - ADR (Israel) (a)	29,088
	Audio & Video Recording Solutions
605,000	Stratasys (a)	20,389
	Rapid Prototyping Systems
		513,183
	> Semiconductors & Related Equipment 2.1%
8,130,000	Atmel (a)	114,389
	Microcontrollers, Radio Frequency & Memory Semiconductors
5,117,000	ON Semiconductor (a)	53,575
	Mixed-signal & Power Management Semiconductors
5,000,000	Entegris (a)	50,600
	Semiconductor Materials Management Products
2,345,000	Microsemi (a)	48,072
	Analog/Mixed-signal Semiconductors
500,000	Littelfuse	29,360
	Little Fuses
1,900,000	IXYS (a)(c)	28,462
	Power Semiconductors
935,000	Supertex (a)(c)	20,944
	Analog/Mixed-signal Semiconductors
1,750,000	TriQuint Semiconductor (a)	17,833
	Radio Frequency Semiconductors
1,765,000	Pericom Semiconductor (a)(c)	15,779
	Interface Integrated Circuits (ICs) & Frequency Control Products
1,650,000	Applied Micro Circuits (a)	14,619
	Communications Semiconductors
800,000	Monolithic Power Systems (a)	12,336
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
		405,969

See accompanying notes to financial statements.

22

Number of Shares		Value (000)
	> Telephone and Data Services 2.1%
9,500,000	tw telecom (a)(c)	$195,035
	Fiber Optic Telephone/Data Services
1,199,876	AboveNet	84,543
	Metropolitan Fiber Communications Services
9,600,000	PAETEC Holding (a)(c)	45,984
	Telephone/Data Services for Business
2,520,000	Cogent Communications (a)(c)	42,865
	Internet Data Pipelines
2,000,000	General Communications (a)	24,140
	Commercial Communications & Consumer CATV, Web & Phone in Alaska
1,200,000	Boingo Wireless (a)(b)	10,896
	Wholesale & Retail WiFi Networks
		403,463
	> Mobile Communications 2.0%
6,000,000	Crown Castle International (a)	244,740
	Communications Towers
3,150,000	SBA Communications (a)	120,298
	Communications Towers
1,000,000	MetroPCS Communications (a)	17,210
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(b)	1,845
	Satellite Mobile Voice & Data Carrier
		384,093
	> Telecommunications Equipment 1.6%
2,455,000	Polycom (a)	157,856
	Video Conferencing Equipment
685,000	F5 Networks (a)	75,521
	Internet Traffic Management Equipment
1,725,000	Finisar (a)	31,102
	Optical Sub-systems & Components
2,030,000	Ixia (a)	25,984
	Telecom Network Test Equipment
1,925,000	Infinera (a)	13,302
	Optical Networking Equipment
313,300	Blue Coat Systems (a)	6,849
	WAN Acceleration & Network Security
		310,614
	> Computer Services 1.4%
1,583,750	SRA International (a)	48,970
	Government IT Services
2,900,000	iGate (b)(c)	47,328
	IT & BPO (Business Process Outsourcing) Services
2,125,000	Virtusa (a)(c)	40,269
	Offshore IT Outsourcing
580,000	Syntel	34,290
	Offshore I/T Services
1,145,000	ExlService Holdings (a)	26,449
	BPO (Business Process Outsourcing)
4,500,000	Hackett Group (a)(c)	22,905
	IT Integration & Best Practice Research
1,560,000	Acxiom (a)	20,452
	Database Marketing Services
781,635	Genpact (a)	13,475
	Business Process Outsourcing

Number of Shares		Value (000)
1,027,147	WNS - ADR (India) (a)	$9,131
	Offshore BPO (Business Process Outsourcing) Services
		263,269
	> Gaming Equipment & Services 1.1%
3,725,000	Bally Technologies (a)(b)(c)	151,533
	Slot Machines & Software
2,100,000	WMS Industries (a)	64,512
	Slot Machine Provider
		216,045
	> CATV 1.0%
3,000,000	Discovery Communications, Series C (a)	109,650
	Cable TV Programming
1,250,000	Liberty Global, Series A (a)(b)	56,300
	Cable TV Franchises Outside the USA
17,770	Jupiter Telecommunications (Japan)	19,881
	Largest Cable Service Provider in Japan
		185,831
	> Financial Processors 0.9%
2,429,000	Global Payments	123,879
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	30,725
	Singapore Equity & Derivatives Market Operator
750,000	Hong Kong Exchanges and Clearing (Hong Kong)	15,802
	Hong Kong Equity & Derivatives Market Operator
		170,406
	> Electronics Distribution 0.5%
3,125,000	Avnet (a)	99,625
	Electronic Components Distribution
		99,625
	> Business Information & Marketing Services 0.5%
900,000	FTI Consulting (a)(b)	34,146
	Financial Consulting Firm
3,100,000	Navigant Consulting (a)(c)	32,519
	Financial Consulting Firm
900,000	Verisk Analytics (a)	31,158
	Risk & Decision Analytics
		97,823
	> Contract Manufacturing 0.4%
1,210,000	Plexus (a)	42,120
	Electronic Manufacturing Services
2,800,000	Sanmina-SCI (a)	28,924
	Electronic Manufacturing Services
		71,044
	> Internet Related 0.3%
435,000	Equinix (a)	43,944
	Network Neutral Data Centers
464,305	Mail.ru - GDR (Russia) (a)(d)	15,424
	Internet Social Networking & Games for Russian Speakers
1,000,000	TheStreet.com	3,070
	Financial Information Websites
		62,438

See accompanying notes to financial statements.

23

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Entertainment Programming 0.2%
1,400,000	IMAX (Canada) (a)	$45,402
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		45,402
	> Radio 0.1%
164,991	Saga Communications (a)	6,105
	Radio Stations in Small & Mid-sized Cities
1,541,000	Salem Communications (c)	5,532
	Radio Stations for Religious Programming
2,400,000	Spanish Broadcasting System (a)(c)	1,680
	Spanish Language Radio Stations
		13,317
	> TV Broadcasting —%
2,500,000	Entravision Communications (a)	4,625
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)(b)	4,620
	Mid-market Affiliated TV Stations
		9,245
	> Advertising —%
1,500,000	VisionChina Media - ADR (China) (a)(b)	4,245
	Advertising on Digital Screens in China's Mass Transit System
		4,245
Information: Total		5,242,951
Consumer Goods & Services 18.3%
	> Retail 5.2%
3,991,265	lululemon athletica (a)(c)	446,304
	Premium Active Apparel Retailer
3,510,000	Abercrombie & Fitch	234,889
	Teen Apparel Retailer
2,300,000	Shutterfly (a)(c)	132,066
	Internet Photo-centric Retailer
5,600,000	Pier 1 Imports (a)	64,792
	Home Furnishing Retailer
5,225,000	Saks (a)	58,363
	Luxury Department Store Retailer
1,933,750	Chico's FAS	29,451
	Women's Specialty Retailer
525,000	DSW (a)	26,570
	Branded Footwear Retailer
1,371,366	Gaiam (c)	6,816
	Healthy Living Catalogs & E-Commerce
828,500	Talbots (a)(b)	2,767
	Women's Specialty Retailer
62,784	Blue Nile (a)(b)	2,761
	Online Jewelry Retailer
66,000	The Fresh Market (a)	2,553
	Specialty Food Retailer
		1,007,332
	> Apparel 3.5%
2,100,000	Coach	134,253
	Designer & Retailer of Branded Leather Accessories

Number of Shares		Value (000)
2,190,000	Warnaco Group (a)	$114,427
	Global Branded Apparel Manufacturer
1,120,000	Deckers Outdoor (a)	98,717
	Fashion Footwear Wholesaler
1,410,000	Phillips-Van Heusen	92,313
	Apparel Wholesaler & Retailer
1,980,000	Guess?	83,279
	Branded Apparel, Accessories & Licensor
2,047,000	True Religion Apparel (a)(c)	59,527
	Premium Denim
1,400,000	Crocs (a)	36,050
	Branded Footwear Wholesaler & Retailer
1,000,000	Hanesbrands (a)	28,550
	Apparel Wholesaler
600,000	Steven Madden (a)	22,506
	Wholesaler/Retailer of Fashion Footwear
100,197	Zuoan Fashion (China) (a)(b)	560
	Men's Apparel Provider in China
		670,182
	> Travel 2.8%
3,850,000	Gaylord Entertainment (a)(c)	115,500
	Convention Hotels
3,900,000	Expedia	113,061
	Online Travel Services Company
4,600,000	Avis Budget Group (a)	78,614
	Second Largest Car Rental Company
1,250,000	Vail Resorts	57,775
	Ski Resort Operator & Developer
1,289,880	HomeAway (a)	49,919
	Vacation Rental Online Marketplace
3,000,000	Hertz (a)	47,640
	Largest U.S. Rental Car Operator
2,000,000	Localiza Rent A Car (Brazil)	35,754
	Car Rental
970,000	Choice Hotels	32,359
	Franchisor of Budget Hotel Brands
		530,622
	> Food & Beverage 1.7%
1,900,000	Hansen Natural (a)	153,805
	Alternative Beverages
1,170,000	Diamond Foods (b)(c)	89,318
	Snack Foods & Culinary Ingredients
32,896,000	Olam International (Singapore)	73,128
	Agriculture Supply Chain Manager
1,200,000	GLG Life Tech (Canada) (a)	8,064
	Produce an All-natural Sweetener Extracted from the Stevia Plant
240,000	Lance	5,191
	Snack Foods
		329,506
	> Furniture & Textiles 0.9%
4,000,000	Knoll (c)	80,280
	Office Furniture
2,800,000	Herman Miller	76,216
	Office Furniture
1,000,000	Interface	19,370
	Modular & Broadloom Carpet
		175,866

See accompanying notes to financial statements.

24

Number of Shares		Value (000)
	> Casinos & Gaming 0.9%
1,590,000	Penn National Gaming (a)	$64,141
	Regional Casino Operator
3,400,000	Pinnacle Entertainment (a)(c)	50,660
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)	38,310
	Macau Casino Operator
12,000,000	MGM China Holdings (Hong Kong) (a)	22,144
	Macau Casino Operator
		175,255
	> Educational Services 0.7%
2,800,000	Career Education (a)	59,220
	Post-secondary Education
1,700,000	Universal Technical Institute (c)	33,609
	Vocational Training
350,000	ITT Educational Services (a)(b)	27,384
	Post-secondary Degree Services
200,000	New Oriental Education & Technology - ADR (China) (a)	22,344
	Education Service Provider
2,000,000	Voyager Learning, Contingent Value Rights (a)(d)	300
	Education Services for the K-12 Market
		142,857
	> Other Consumer Services 0.7%
2,190,000	Lifetime Fitness (a)(c)	87,403
	Sport & Fitness Club Operator
14,000,000	Lifestyle International (Hong Kong)	41,319
	Mid- to High-end Department Store Operator in Hong Kong & China
4,250,000	Move (a)	9,307
	Real Estate Internet Websites
1,325,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	1,948
	Provides Real Estate Services in China
		139,977
	> Other Durable Goods 0.5%
1,720,000	Jarden	59,357
	Branded Household Products
415,000	Cavco Industries (a)(c)	18,675
	Manufactured Homes
400,000	Tesla Motors (a)(b)	11,652
	Design, Manufacture & Sell High Performance Electric Vehicles
		89,684
	> Restaurants 0.4%
2,000,000	AFC Enterprises (a)(c)	32,900
	Popeye's Restaurants
480,000	P.F. Chang's China Bistro	19,315
	Mandarin Style Restaurants
675,000	Bravo Brio Restaurant Group (a)	16,490
	Upscale Casual Italian Restaurants
450,000	Cheesecake Factory (a)	14,117
	Casual Dining Restaurants
		82,822

Number of Shares		Value (000)
	> Consumer Goods Distribution 0.3%
2,100,000	Pool	$62,601
	Distributor of Swimming Pool Supplies & Equipment
		62,601
	> Leisure Products 0.3%
1,980,000	Thor Industries	57,103
	RV & Bus Manufacturer
		57,103
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(c)	55,248
	Hair Dryers & Curling Irons
		55,248
	> Other Entertainment 0.1%
173,436	CTS Eventim (Germany)	11,984
	Event Ticket Sales
		11,984
Consumer Goods & Services: Total		3,531,039
Industrial Goods & Services 18.3%
	> Machinery 10.1%
6,750,000	Ametek	303,075
	Aerospace/Industrial Instruments
4,200,000	Donaldson (c)	254,856
	Industrial Air Filtration
3,000,000	Nordson	164,550
	Dispensing Systems for Adhesives & Coatings
3,535,000	Pentair	142,673
	Pumps & Water Treatment
2,900,000	Kennametal	122,409
	Consumable Cutting Tools
2,565,000	Clarcor (c)	121,273
	Mobile & Industrial Filters
3,650,000	Oshkosh (a)	105,631
	Specialty Truck Manufacturer
1,800,000	Pall	101,214
	Filtration & Fluids Clarification
2,250,000	HEICO (c)	89,460
	FAA Approved Aircraft Replacement Parts
2,050,000	MOOG (a)	89,216
	Motion Control Products for Aerospace, Defense & Industrial Markets
2,200,000	ESCO Technologies (c)	80,960
	Automatic Electric Meter Readers
1,150,000	WABCO Holdings (a)	79,419
	Truck & Bus Component Supplier
805,000	Toro	48,703
	Turf Maintenance Equipment
1,300,000	Mine Safety Appliances	48,542
	Safety Equipment
1,300,000	Kaydon	48,516
	Specialized Friction & Motion Control Products
600,000	Wabtec	39,432
	Freight & Transit Component Supplier
1,600,000	Generac (a)	31,040
	Stand-by Power Generators
287,000	Neopost (France)	24,655
	Postage Meter Machines

See accompanying notes to financial statements.

25

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Machinery—continued
3,500,000	Jain Irrigation Systems (India)	$13,382
	Agricultural Micro-irrigation Systems & Food Processing
10,000,000	Marel (Iceland) (a)	10,586
	Largest Manufacturer of Poultry & Fish Processing Equipment
100,000	Valmont Industries	9,639
	Center Pivot Irrigation Systems & Utility Poles
1,250,000	Spartan Motors	6,750
	Specialty Truck & Chassis Manufacturer
		1,935,981
	> Industrial Materials & Specialty Chemicals 2.4%
1,650,000	Albemarle	114,180
	Refinery Catalysts & Other Specialty Chemicals
650,000	FMC Corp.	55,913
	Niche Specialty Chemicals
340,000	Novozymes (Denmark)	55,329
	Industrial Enzymes
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	43,557
	Producer of Specialty Fertilizers, Lithium & Iodine
1,260,000	Drew Industries (c)	31,147
	RV & Manufactured Home Components
524,000	Mersen (France)	29,559
	Advanced Industrial Materials
1,100,000	Albany International	29,029
	Paper Machine Clothing & Advanced Textiles
10,000	Sika (Switzerland)	24,109
	Chemicals for Construction & Industrial Applications
831,000	Nalco	23,110
	Provider of Water Treatment & Process Chemicals & Services
350,000	Greif	22,761
	Industrial Packaging
2,218,700	Kansai Paint (Japan)	20,215
	Paint Producer in Japan, India, China & Southeast Asia
400,000	Silgan Holdings	16,388
	Metal & Plastic Packaging
		465,297
	> Other Industrial Services 2.0%
3,200,000	Expeditors International of Washington	163,808
	International Freight Forwarder
1,767,165	Imtech (Netherlands)	62,503
	Electromechanical & Information & Communications Technologies Installation & Maintenance
1,300,000	Forward Air	43,927
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	33,904
	Portable Storage Units Leasing
900,000	LKQ (a)	23,481
	Alternative Auto Parts Distribution
1,000,000	UTI Worldwide	19,690
	Freight Forwarding & Logistics

Number of Shares		Value (000)
626,524	Arcadis (Netherlands)	$15,327
	Engineering Consultants
1,050,000	TrueBlue (a)	15,204
	Temporary Manual Labor
10,000,000	Hutchison Port Holdings Trust (Hong Kong) (a)	8,450
	Southern China Container Ports
		386,294
	> Industrial Distribution 1.0%
900,000	WW Grainger	138,285
	Industrial Distribution
2,600,000	Interline Brands (a)(c)	47,762
	Industrial Distribution
100,000	Watsco	6,799
	HVAC Distribution
		192,846
	> Electrical Components 0.6%
1,440,000	Acuity Brands	80,323
	Commercial Lighting Fixtures
1,500,000	Ushio (Japan)	29,659
	Industrial Light Sources
351,000	Saft (France)	12,071
	Niche Battery Manufacturer
		122,053
	> Waste Management 0.6%
1,672,500	Waste Connections	53,068
	Solid Waste Management
1,000,000	Republic Services	30,850
	Solid Waste Management
280,000	Clean Harbors (a)	28,910
	Hazardous Waste Services & Disposal
		112,828
	> Outsourcing Services 0.5%
2,800,000	Quanta Services (a)	56,560
	Electrical & Telecom Construction Services
1,210,000	Insperity	35,828
	Professional Employer Organization
600,000	GP Strategies (a)	8,196
	Training Programs
		100,584
	> Construction 0.4%
66,000	NVR (a)	47,882
	D.C. Homebuilder
1,800,000	Mills Estruturas e Serviços de Engenharia (Brazil)	25,951
	Civil Engineering & Construction
360,073	Simpson Manufacturing	10,755
	Wall Joint Maker
		84,588
	> Conglomerates 0.4%
2,263,654	Aalberts Industries (Netherlands)	52,916
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	18,785
	Electronic Parts & Ceramics
		71,701

See accompanying notes to financial statements.

26

Number of Shares		Value (000)
	> Steel 0.3%
2,340,000	GrafTech International (a)	$47,432
	Industrial Graphite Materials Producer
		47,432
	> Water —%
649,641	Mueller Water Products	2,586
	Fire Hydrants, Valves & Ductile Iron Pipes
		2,586
Industrial Goods & Services: Total		3,522,190
Energy & Minerals 9.8%
	> Oil Services 3.9%
6,200,000	FMC Technologies (a)	277,698
	Oil & Gas Wellhead Manufacturer
2,641,054	Fugro (Netherlands)	190,424
	Sub-sea Oilfield Services
2,399,000	Atwood Oceanics (a)	105,868
	Offshore Drilling Contractor
743,000	Oil States International (a)	59,373
	Diversified North American Oil Service Provider
1,670,000	ShawCor (Canada)	51,289
	Oil & Gas Pipeline Products
375,000	Bristow	19,132
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
528,300	Black Diamond Group (Canada)	17,255
	Provides Accommodations/Equipment for Oil Sands Exploitation
500,000	Hornbeck Offshore (a)	13,750
	Supply Vessel Operator in U.S. Gulf of Mexico
2,890,900	Horizon North Logistics (Canada)	13,429
	Provides Diversified Oil Service Offering in Northern Canada
9,519,200	Tuscany International Drilling (Colombia) (a)	9,080
1,040,000	Tuscany International Drilling - Warrants (Colombia) (a)	38
	South America-based Drilling Rig Contractor
		757,336
	> Oil & Gas Producers 3.7%
4,810,550	Pacific Rubiales Energy (Colombia)	128,936
	Oil Production & Exploration in Colombia
1,650,000	Southwestern Energy (a)	70,752
	Oil & Gas Producer
2,700,000	Denbury Resources (a)	54,000
	Oil Producer Using Co2 Injection
715,000	SM Energy	52,538
	Oil & Gas Producer
974,000	Rosetta Resources (a)	50,200
	Oil & Gas Producer Exploring in South Texas & Montana
2,400,000	Tullow Oil (United Kingdom)	47,763
	Oil & Gas Producer
910,000	Ultra Petroleum (a)	41,678
	Oil & Gas Producer

Number of Shares		Value (000)
695,000	Range Resources	$38,572
	Oil & Gas Producer
650,000	Baytex (Canada) (b)	35,531
	Oil & Gas Producer in Canada
1,200,000	Houston American Energy (b)	21,756
	Oil & Gas Exploration & Production in Colombia
27,063,400	ShaMaran Petroleum (Iraq) (a)	21,326
	Oil Exploration in Kurdistan
550,000	Swift Energy (a)	20,499
	Oil & Gas Exploration & Production Company
850,000	Northern Oil & Gas (a)(b)	18,828
	Small E&P Company in North Dakota Bakken
250,000	Cabot Oil & Gas	16,578
	Large Natural Gas Producer in Appalachia & Gulf Coast
293,000	Carrizo Oil & Gas (a)	12,233
	Oil & Gas Producer
37,500,000	Petromanas (Canada) (a)(c)(d)	11,050
18,750,000	Petromanas - Warrants (Canada) (a)(c)(d)	476
	Exploring for Oil in Albania
26,000,000	Petrodorado (Colombia) (a)(c)	8,222
24,000,000	Petrodorado - Warrants (Colombia) (a)(c)(d)	2,436
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
42,580,500	Alange Energy (Colombia) (a)(b)	9,713
	Oil & Gas Exploration & Production in Colombia
484,500	Crew Energy (Canada) (a)	7,535
	Canadian Oil & Gas Producer
575,000	Venoco (a)	7,326
	Oil & Gas Producer in California & Texas
6,300,000	Canacol Energy (Colombia) (a)(d)	6,786
	Oil Producer in South America
228,200	Oasis Petroleum (a)	6,773
	Oil Producer in North Dakota
1,198,100	Pan Orient (Canada) (a)	6,659
	Growth Oriented & Return Focused Asian Explorer
30,275,000	Petroamerica (Colombia) (a)(c)	5,023
	Oil Exploration & Production in Colombia
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(d)	3,884
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)	572
	Oil & Gas Exploration/Production in the North Sea
41,100,000	Quetzal Energy (Colombia) (a)(c)(d)	3,273
8,900,000	Quetzal Energy (Colombia) (a)(c)	738
	Explores for Oil & Gas in Latin America
175,400	Celtic Exploration (Canada) (a)	3,879
	Canadian Oil & Gas Producer
2,245,000	Primary Petroleum (Canada) (a)	1,117
	Targeting Oil Deposits in Western Montana
		716,652

See accompanying notes to financial statements.

27

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Mining 1.6%
641,000	Core Laboratories (Netherlands) (b)	$71,497
	Oil & Gas Reservoir Consulting
1,950,000	Silver Wheaton (Canada)	64,350
	Silver Mining Royalty Company
15,000,000	Zhaojin Mining Industry (China)	30,945
	Gold Mining & Refining in China
1,150,000	Ivanhoe Mines (Canada) (a)	29,059
	Copper Mine Project in Mongolia
4,432,000	Northam Platinum (South Africa)	27,837
	Platinum Mining in South Africa
900,000	Silver Standard Resources (a)	24,021
	Silver Mining
2,800,000	Alexco Resource (a)	20,188
	Mining, Exploration & Environmental Services
5,000,000	Orko Silver (Canada) (a)(b)	14,464
	Silver Exploration & Development
3,816,400	Duluth Metals (Canada) (a)	9,418
	Copper & Nickel Miner
5,215,500	Mongolian Mining (Hong Kong) (a)	6,449
	Coking Coal Mining in Mongolia
236,400	Tahoe Resources (Canada) (a)(d)	4,368
	Silver Project in Guatemala
800,000	Augusta Resource (a)	3,704
	U.S. Copper/Molybdenum Mine
4,000,000	Wolverine Minerals (Canada) (a)(c)(d)	2,389
2,000,000	Wolverine Minerals - Warrants (Canada) (a)(c)(d)	281
	Gold Miner
		308,970
	> Alternative Energy 0.3%
3,000,000	GT Solar International (a)(b)	48,600
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
500,000	STR Holdings (a)(b)	7,460
	Makes Encapsulant for Solar Power Modules/Provides Quality Assurance
1,210,300	Synthesis Energy Systems (China) (a)(b)	2,263
	Owner/Operator of Gasification Plants
		58,323
	> Oil Refining, Marketing & Distribution 0.2%
600,000	Vopak (Netherlands)	29,400
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		29,400
	> Agricultural Commodities 0.1%
6,818,182	Union Agriculture Group (Argentina) (a)(d)	15,000
	Farmland Operator in Uruguay
		15,000
Energy & Minerals: Total		1,885,681

Number of Shares		Value (000)
Finance 9.5%
	> Banks 3.9%
2,800,000	BOK Financial	$153,356
	Tulsa-based Southwest Bank
6,304,320	Valley National Bancorp (b)	85,802
	New Jersey/New York Bank
5,413,800	Associated Banc-Corp	75,252
	Midwest Bank
2,337,313	Hancock Holding (b)	72,410
	Gulf Coast Bank
1,160,000	SVB Financial Group (a)	69,264
	Bank to Venture Capitalists
1,145,000	City National	62,116
	Bank & Asset Manager
2,860,000	MB Financial (c)	55,026
	Chicago Bank
3,613,000	TCF Financial	49,859
	Great Lakes Bank
4,300,000	CVB Financial (b)	39,775
	Inland Empire Business Bank
4,056,427	First Busey	21,458
	Illinois Bank
1,121,188	Sandy Spring Bancorp	20,170
	Baltimore/D.C. Bank
1,350,000	TriCo Bancshares (c)	19,710
	California Central Valley Bank
772,632	Hudson Valley	14,920
	Metro New York City Bank
706,559	Eagle Bancorp (a)	9,397
	Metro D.C. Bank
3,764,300	Shinsei Bank (Japan)	3,765
	Commercial Bank
246,505	Pacific Continental	2,256
	Pacific Northwest Bank
583,872	Green Bankshares (a)(b)	1,530
	Tennessee Bank
		756,066
	> Insurance 2.2%
2,820,000	Leucadia National	96,162
	Insurance Holding Company
9,400,000	CNO Financial Group (a)	74,354
	Life, Long-term Care & Medical Supplement Insurance
1,320,000	Hanover Insurance Group	49,777
	Personal & Commercial Lines Insurance
1,200,000	HCC Insurance Holdings	37,800
	Specialty Insurance
832,000	Willis Group (Ireland)	34,204
	Insurance Broker
1,000,000	Delphi Financial Group	29,210
	Workers Compensation & Group Employee Benefit Products & Services
1,225,000	Tower Group	29,180
	Commercial & Personal Lines Insurance
1,420,000	Selective Insurance Group	23,103
	Commercial & Personal Lines Insurance
900,000	Brown & Brown	23,094
	Insurance Broker
1,600,000	Symetra Financial	21,488
	Life Insurance

See accompanying notes to financial statements.

28

Number of Shares		Value (000)
	> Insurance—continued
300,000	Assured Guaranty	$4,893
	Global Muni Bond Insurance
33,746	Enstar Group (a)	3,526
	Insurance/Reinsurance & Related Services
		426,791
	> Finance Companies 1.6%
1,505,202	World Acceptance (a)(c)	98,696
	Personal Loans
2,350,000	McGrath Rentcorp (c)	65,988
	Temporary Space & IT Rentals
2,300,000	Aaron's	64,998
	Rent to Own
3,000,000	H&E Equipment Services (a)(c)	41,970
	Heavy Equipment Leasing
1,123,400	CAI International (a)(c)	23,209
	International Container Leasing
1,091,000	Marlin Business Services (a)(c)	13,801
	Small Equipment Leasing
90,020	GATX	3,342
	Rail Car Lessor
78,500	Textainer Group Holdings	2,413
	Top International Container Leasor
		314,417
	> Brokerage & Money Management 1.4%
6,198,000	SEI Investments	139,517
	Mutual Fund Administration & Investment Management
3,391,000	Eaton Vance	102,510
	Specialty Mutual Funds
400,000	Financial Engines (a)	10,368
	Asset management for 401k plans
629,493	Investment Technology Group (a)	8,825
	Electronic Trading
		261,220
	> Credit Cards 0.2%
400,000	Alliance Data Systems (a)(b)	37,628
	Diversified Credit Card Provider
		37,628
	> Savings & Loans 0.2%
1,024,069	ViewPoint Financial	14,132
	Texas Thrift
1,010,000	Provident New York Bancorp	8,444
	New York State Thrift
452,146	Kaiser Federal Financial Group	5,570
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,478
	Northeast Thrift
		29,624
Finance: Total		1,825,746
Health Care 8.6%
	> Biotechnology & Drug Delivery 3.2%
4,315,000	BioMarin Pharmaceutical (a)	117,411
	Biotech Focused on Orphan Diseases
4,181,000	Seattle Genetics (a)(b)	85,794
	Antibody-based Therapies for Cancer

Number of Shares		Value (000)
2,226,000	InterMune (a)	$79,802
	Drugs for Pulmonary Fibrosis & Hepatitis C
1,450,000	Onyx Pharmaceuticals (a)	51,185
	Commercial-stage Biotech Focused on Cancer
2,400,000	Auxilium Pharmaceuticals (a)(c)	47,040
	Biotech Focused on Niche Disease Areas
780,000	United Therapeutics (a)	42,978
	Biotech Focused on Rare Diseases
4,500,000	NPS Pharmaceuticals (a)(c)	42,525
	Orphan Drugs & Healthy Royalties
4,500,000	Isis Pharmaceuticals (a)	41,220
	Biotech Pioneer in Anti-sense Drugs
5,500,000	Micromet (a)(b)(c)	31,570
	Next-generation Antibody Technology
4,549,900	Chelsea Therapeutics (a)(b)(c)	23,205
	Biotech Focused on Rare Diseases
3,300,000	Nabi Biopharmaceuticals (a)(c)	17,754
	Biotech Focused on Vaccines
1,740,000	Anthera Pharmaceuticals (a)(b)(c)	14,216
	Biotech Focused on Cardiovascular, Cancer & Immunology
2,300,000	Idenix Pharmaceuticals (a)	11,500
	Developer of Drugs for Infectious Diseases
3,500,000	Array Biopharma (a)(c)	7,840
	Drugs for Cancer & Inflammatory Diseases
359,944	MicroDose Technologies (a)(d)	374
	Drug Inhaler Development
94,715	Locus Pharmaceuticals (a)(d)(e)	—
	High Throughput Rational Drug Design
		614,414
	> Medical Equipment & Devices 2.8%
4,200,000	Alexion Pharmaceuticals (a)(b)	197,526
	Biotech Focused on Orphan Diseases
1,800,000	Sirona Dental Systems (a)	95,580
	Manufacturer of Dental Equipment
1,000,000	Edwards Lifesciences (a)	87,180
	Heart Valves
700,000	Gen-Probe (a)	48,405
	Molecular In-vitro Diagnostics
500,000	Idexx Laboratories (a)	38,780
	Diagnostic Equipment & Services for Veterinarians
550,000	Haemonetics (a)	35,403
	Blood & Plasma Collection Equipment
570,000	Orthofix International (a)	24,208
	Bone Fixation & Stimulation Devices
1,650,000	Pacific Biosciences of California (a)(b)	19,305
	Genome Sequencing
		546,387
	> Medical Supplies 1.3%
3,200,000	Cepheid (a)(c)	110,848
	Molecular Diagnostics
2,126,000	Patterson Companies	69,924
	Dental, Veterinarian & Medical Distributor
650,000	Henry Schein (a)	46,534
	Largest Distributor of Healthcare Products
325,200	Neogen (a)	14,702
	Food & Animal Safety Products

See accompanying notes to financial statements.

29

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Medical Supplies—continued
200,000	Owens & Minor	$6,898
	Distribution of Medical Supplies
		248,906
	> Health Care Services 0.8%
1,655,000	Community Health Systems (a)	42,500
	Non-urban Hospitals
3,800,000	Health Management Associates (a)	40,964
	Non-urban Hospitals
400,000	HMS Holdings (a)	30,748
	Cost Containment Services
4,250,000	eResearch Technology (a)(c)	27,073
	Clinical Research Services
700,000	Allscripts Healthcare Solutions (a)	13,594
	IT for Physician Offices & Hospitals
		154,879
	> Pharmaceuticals 0.3%
4,000,000	Akorn (a)	28,000
	Develops, Manufactures & Sells Specialty Generic Drugs
2,393,955	Adcock Ingram Holdings (South Africa)	21,034
	Manufacturer of Pharmaceuticals & Medical Supplies
1,818,154	Alimera Sciences (a)(b)(c)	14,818
	Ophthalmogy-focused Pharmaceutical Company
		63,852
	> Hospital Management 0.2%
1,450,000	Kindred Healthcare (a)	31,131
	Post-Acute Healthcare Facilities
		31,131
Health Care: Total		1,659,569
Other Industries 5.8%
	> Real Estate 3.5%
4,575,000	BioMed Realty Trust	88,023
	Life Science-focused Office Buildings
840,000	Federal Realty Investment Trust	71,551
	Shopping Centers
2,200,000	Dupont Fabros Technology (b)	55,440
	Technology-focused Office Buildings
720,000	Digital Realty Trust (b)	44,481
	Technology-focused Office Buildings
1,120,000	Kilroy Realty	44,229
	West Coast Office & Industrial Properties
2,700,000	Associated Estates Realty (c)	43,875
	Multi-family Properties
975,000	Post Properties	39,741
	Multi-family Properties
1,850,000	Extra Space Storage	39,460
	Self Storage Facilities
43,000,000	Mapletree Logistics Trust (Singapore)	32,243
	Industrial Property Landlord
530,000	Macerich	28,355
	Regional Shopping Malls
900,000	Corporate Office Properties	27,999
	Office Buildings

Number of Shares		Value (000)
3,000,000	Education Realty Trust	$25,710
	Student Housing
15,000,000	Ascendas REIT (Singapore)	24,949
	Industrial Property Landlord
700,000	Washington REIT	22,764
	Washington D.C. Diversified Properties
3,750,000	DCT Industrial Trust	19,612
	Industrial Properties
1,481,994	Summit Hotel Properties (c)	16,821
	Owner of Select Service Hotels
2,800	Orix JREIT (Japan)	15,473
	Diversified REIT
3,050,000	Kite Realty Group	15,189
	Community Shopping Centers
699,701	St. Joe (a)	14,582
	Florida Panhandle Landowner
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)	—
	Self Storage Properties
		670,497
	> Transportation 1.3%
1,730,000	JB Hunt Transport Services	81,465
	Truck & Intermodal Carrier
2,800,000	Rush Enterprises, Class A (a)(c)	53,284
550,000	Rush Enterprises, Class B (a)(c)	8,855
	Truck Sales & Services
1,260,000	World Fuel Services	45,272
	Global Fuel Broker
2,730,000	Heartland Express	45,209
	Regional Trucker
400,000	Genesee & Wyoming (a)	23,456
	Short-line Operator
		257,541
	> Regulated Utilities 1.0%
2,000,000	Northeast Utilities	70,340
	Regulated Electric Utility
1,800,000	Wisconsin Energy	56,430
	Wisconsin Utility
500,000	ALLETE	20,520
	Regulated Electric Utility in Minnesota
333,000	Red Eléctrica de España (Spain)	20,101
	Spanish Power Transmission
3,333,000	Terna (Italy) (b)	15,496
	Italian Power Transmission
		182,887
Other Industries: Total		1,110,925
Total Equities: 97.5% (Cost: $11,304,342)		18,778,101
Securities Lending Collateral – 1.8%
352,904	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.00%)	352,904
Total Securities Lending Collateral: (Cost: $352,904)		352,904

See accompanying notes to financial statements.

30

Principal Amount		Value (000)
Short-Term Obligation 2.8%
	> Repurchase Agreement 2.8%
$534,686	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by U.S. Government Agency obligations with various maturities to 12/03/15, market value $545,385 (repurchase proceeds $534,686)	$534,686
		534,686
Total Short-Term Obligation: (Amortized Cost: $534,686)		534,686
Total Investments: 102.1% (Cost: $12,191,932)(g)(h)		19,665,691
Obligation to Return Collateral for Securities Loaned: (1.8)%		(352,904)
Cash and Other Assets Less Liabilities: (0.3)%		(60,928)
Total Net Assets: 100.0%		$19,251,859

ADR = American Depositary Receipts

GDR = Global Depository Receipts

See accompanying notes to financial statements.

31

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2011. The total market value of Fund securities on loan at June 30, 2011 was $340,090.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/11	Value	Dividend
AFC Enterprises	2,000,000	-	-	2,000,000	$32,900	$-
Allos Therapeutics*	7,035,000	-	7,035,000	-	-	-
Alimera Sciences	361,450	1,456,704	-	1,818,154	14,818	-
Anthera Pharmaceuticals	1,450,000	290,000	-	1,740,000	14,216	-
Array Biopharma	3,500,000	-	-	3,500,000	7,840	-
Art Technology Group*	9,000,000	-	9,000,000	-	-	-
Associated Estates Realty	2,200,000	500,000	-	2,700,000	43,875	748
Auxilium Pharmaceuticals	1,200,000	1,200,000	-	2,400,000	47,040	-
Bally Technologies	3,725,000	-	-	3,725,000	151,533	-
Blackbaud	2,250,000	-	-	2,250,000	62,370	540
CAI International	1,650,000	-	526,600	1,123,400	23,209	-
Cavco Industries	180,000	235,000	-	415,000	18,675	-
Cepheid	2,415,000	785,000	-	3,200,000	110,848	-
Chelsea Therapeutics	3,449,900	1,100,000	-	4,549,900	23,205	-
Clarcor	2,565,000	-	-	2,565,000	121,273	539
Cogent Communications	2,800,000	-	280,000	2,520,000	42,865	-
Constant Contact	1,400,000	550,000	-	1,950,000	49,491	-
Diamond Foods	1,300,000	-	130,000	1,170,000	89,318	117
Donaldson	4,200,000	-	-	4,200,000	254,856	1,176
Drew Industries	1,260,000	-	-	1,260,000	31,147	-
Education Realty Trust*	3,000,000	-	-	3,000,000	25,710	300
eResearch Technology	4,250,000	-	-	4,250,000	27,073	-
ESCO Technologies	2,200,000	-	-	2,200,000	80,960	352
Gaiam	1,371,366	-	-	1,371,366	6,816	-
Gaylord Entertainment	3,850,000	-	-	3,850,000	115,500	-
H&E Equipment Services	3,000,000	-	-	3,000,000	41,970	-
Hackett Group	4,500,000	-	-	4,500,000	22,905	-
HEICO	1,700,000	550,000	-	2,250,000	89,460	102
Helen of Troy	1,600,000	-	-	1,600,000	55,248	-
iGate	2,913,065	-	13,065	2,900,000	47,328	-
II-VI	2,225,000	2,325,000	-	4,550,000	116,480	-
Informatica*	5,200,000	-	500,000	4,700,000	274,621	-
Interline Brands	2,600,000	-	-	2,600,000	47,762	-
IPG Photonics	2,710,000	70,000	-	2,780,000	202,134	-
IXYS	1,900,000	-	-	1,900,000	28,462	-
Kenexa	2,025,000	-	-	2,025,000	48,560	-
Knoll	4,000,000	-	-	4,000,000	80,280	640
Lifetime Fitness	2,190,000	-	-	2,190,000	87,403	-
lululemon athletica	4,035,000	-	43,735	3,991,265	446,304	-
Marlin Business Services	1,091,000	-	-	1,091,000	13,801	-
MB Financial	2,860,000	-	-	2,860,000	55,026	57
McGrath Rentcorp	2,350,000	-	-	2,350,000	65,988	1,069
Micromet	5,500,000	-	-	5,500,000	31,570	-
Nabi Biopharmaceuticals	1,383,454	1,916,546	-	3,300,000	17,754	-
Nanosphere*	1,480,056	-	1,480,056	-	-	-
Navigant Consulting	3,100,000	-	-	3,100,000	32,519	-
NPS Pharmaceuticals	3,200,000	1,300,000	-	4,500,000	42,525	-
Orko Silver*	10,000,000	-	5,000,000	5,000,000	14,464	-
Orthofix International*	1,150,000	-	580,000	570,000	24,208	-
PAETEC Holding	9,600,000	-	-	9,600,000	45,984	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	15,779	-
Petroamerica	30,275,000	-	-	30,275,000	5,023	-
Petrodorado	48,000,000	2,000,000	-	50,000,000	10,658	-
Petrolifera Petroleum*	13,950,000	-	13,950,000	-	-	-
Petromanas	56,250,000	-	-	56,250,000	11,526	-
Pinnacle Entertainment	3,400,000	-	-	3,400,000	50,660	-

See accompanying notes to financial statements.

32

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/11	Value	Dividend
Quetzal Energy	-	50,000,000	-	50,000,000	$4,011	$-
Rush Enterprises	3,350,000	-	-	3,350,000	62,139	-
Salem Communications	1,541,000	-	-	1,541,000	5,532	-
Shutterfly	1,700,000	600,000	-	2,300,000	132,066	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	1,680	-
SPS Commerce	856,429	43,571	-	900,000	16,011	-
Summit Hotel Properties	-	1,481,994	-	1,481,994	16,821	61
Supertex	1,035,000	-	100,000	935,000	20,944	-
Talbots*	4,150,000	-	3,321,500	828,500	2,767	-
THQ*	3,567,000	-	3,567,000	-	-	-
TriCo Bancshares	1,350,000	-	-	1,350,000	19,710	243
True Religion Apparel	2,047,000	-	-	2,047,000	59,527	-
Tuscany International Drilling*+	13,319,200	4,589,700	7,349,700	10,559,200	9,118	-
tw telecom	9,500,000	-	-	9,500,000	195,035	-
Tyler Technologies	2,000,000	-	-	2,000,000	53,560	-
Universal Technical Institute	1,700,000	-	-	1,700,000	33,609	-
Virtusa	2,000,000	125,000	-	2,125,000	40,269	-
Warnaco Group*	2,190,000	-	-	2,190,000	114,427	-
Wolverine Minderals	-	6,000,000	-	6,000,000	2,670	-
World Acceptance	1,505,202	-	-	1,505,202	98,696	-
Total of Affiliated Transactions	358,776,122	77,118,515	52,876,656	383,017,981	$4,310,532	$5,944

*   At June 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

+   Includes the effects of a corporate action.

  The aggregate cost and value of these companies at June 30, 2011, were $2,325,878 and $3,845,216, respectively. Investments in affiliated companies represented 20.0% of the Fund's total net assets at June 30, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $66,613, which represented 0.35% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Mail.ru - GDR	11/5/10-12/31/10	464,305	$16,518	$15,424
Union Agriculture Group	12/08/10	6,818,182	15,000	15,000
Petromanas	5/20/10	37,500,000	13,032	11,050
Canacol Energy	4/15/10	6,300,000	4,667	6,786
Tahoe Resources	5/28/10	236,400	1,350	4,368
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591	3,884
Quetzal Energy	1/14/11	41,100,000	5,193	3,273
Petrodorado - Warrants	11/20/09	24,000,000	2,965	2,436
Wolverine Minerals	6/03/11	4,000,000	2,005	2,389
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	526	572
Petromanas - Warrants	5/20/10	18,750,000	1,086	476
MicroDose Technologies	11/24/00	359,944	2,005	374
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	300
Wolverine Minerals - Warrants	6/03/11	2,000,000	243	281
Locus Pharmaceuticals	9/05/01-2/08/07	94,715	7,780	-
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$76,166	$66,613

(e)  Security has no value.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2011, for federal income tax purposes, the cost of investments was $12,191,932 and net unrealized appreciation was $7,473,759, consisting of gross unrealized appreciation of $8,160,875 and gross unrealized depreciation of $687,116.

See accompanying notes to financial statements.

33

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(h)  On June 30, 2011, the market value of foreign securities represented 10.80% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$422,067	2.19
Canada	326,015	1.69
Colombia	174,245	0.91
Singapore	161,045	0.84
Hong Kong	132,474	0.69
Sweden	127,222	0.66
Japan	125,073	0.65
France	66,285	0.34
China	62,305	0.32
Brazil	61,705	0.32
Denmark	55,329	0.29
United Kingdon	52,219	0.27
South Africa	48,871	0.25
	Value	Percent
Chile	$43,557	0.23
Ireland	34,204	0.18
Israel	29,088	0.15
Switzerland	24,109	0.13
India	22,513	0.12
Iraq	21,326	0.11
Spain	20,101	0.10
Italy	15,496	0.08
Russia	15,424	0.08
Argentina	15,000	0.08
Germany	11,984	0.06
Iceland	10,586	0.06
Luxembourg	-	0.00
Total Foreign Portfolio	$2,078,243	10.80

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$5,032,026	$210,925	$-	$5,242,951
Consumer Goods & Services	3,382,164	148,575	300	3,531,039
Industrial Goods & Services	3,153,094	369,096	-	3,522,190
Energy & Minerals	1,502,348	368,333	15,000	1,885,681
Finance	1,821,981	3,765	-	1,825,746
Health Care	1,638,161	21,034	374	1,659,569
Other Industries	1,002,663	108,262	-	1,110,925
Total Equities	17,532,437	1,229,990	15,674	18,778,101
Total Securities Lending Collateral	352,904	-	-	352,904
Total Short-Term Obligation	-	534,686	-	534,686
Total Investments	$17,885,341	$1,764,676	$15,674	$19,665,691

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

See accompanying notes to financial statements.

34

> Notes to Statement of Investments (dollar values in thousands)

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using the market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade. Securities for which no market exist are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities
Consumer Goods & Services	$262	$-	$38	$-	$-	$-	$-	$300
Energy & Minerals	15,000	-	-	-	-	-	-	15,000
Health Care	103	-	271	-	-	-	-	374
	$15,365	$-	$309	$-	$-	$-	$-	$15,674

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $309. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$54,754	$-	$-	$54,754

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

35

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/11	06/30/11
Purchases
Europe
> United Kingdom
GlobeOp Financial Services	3,100,000	3,758,000
JLT Group	2,147,000	2,868,800
Kesa Electricals	0	8,346,000
Next	0	582,000
Smith & Nephew	1,445,775	1,630,000
> Netherlands
Fugro	763,202	784,111
Imtech	1,803,729	1,841,280
USG People	1,079,600	1,093,994
> France
Gemalto	639,000	799,000
Teleperformance	670,000	1,078,000
> Germany
Dürr	0	237,511
Rhoen-Klinikum	1,110,000	1,460,000
> Switzerland
Dufry Group	0	190,000
Partners Group	185,000	235,000
> Norway
Atea	340,964	2,045,964
> Belgium
EVS Broadcast Equipment	0	145,031
Asia
> Japan
Asics	3,008,500	3,650,000
Hoshizaki Electric	1,532,300	1,563,000
Ibiden	711,000	819,000
Japan Airport Terminal	1,250,000	1,666,700
Kuraray	1,670,000	1,974,000
Shinsei Bank	13,353,800	23,908,800
Sintokogio	1,172,500	1,794,000
Torishima Pump Manufacturing	972,500	1,250,500
Ushio	1,170,800	1,292,500
> Singapore
Mapletree Commercial Trust	0	30,000,000
> Hong Kong
MGM China Holdings	0	12,000,000
Sa Sa International	33,000,000	35,000,000
> China
ENN Energy	0	6,000,000
Noah Holdings - ADR	223,100	432,790
Want Want	0	7,143,600

	Number of Shares
	03/31/11	06/30/11
> Taiwan
China Steel Chemical	2,966,500	4,192,000
Far Eastone Telecom	4,957,300	21,429,000
President Chain Store	3,362,500	5,665,000
St. Shine Optical	1,133,100	1,511,000
Taiwan Hon Chuan	4,639,400	6,911,000
> India
Jain Irrigation Systems	7,675,000	8,587,418
Mundra Port & Special Economic Zone	6,360,300	7,496,953
United Breweries	0	367,138
> Thailand
Home Product Center	58,207,800	80,000,000
> Indonesia
Ace Indonesia	0	6,898,100
Other Countries
> Canada
Alliance Grain Traders	0	501,700
Celtic Exploration	0	146,200
Crew Energy	0	367,600
> United States
Oil States International	0	250,000
> South Africa
Coronation Fund Managers	1,788,501	8,723,060
Rand Merchant Insurance	10,355,359	17,625,208
Latin America
> Brazil
Multiplus	0	1,100,000
> Colombia
Canacol Energy	8,058,800	8,240,000

See accompanying notes to financial statements.

36

	Number of Shares
	03/31/11	06/30/11
Sales
Europe
> United Kingdom
Cobham	9,259,000	5,385,000
FlyBe	1,462,658	1,376,083
Serco	6,700,000	3,513,800
> France
Eurofins Scientific	600,800	489,287
Toreador Resources	372,000	0
> Germany
CTS Eventim	490,000	403,286
Vossloh	240,000	165,000
> Sweden
East Capital Explorer	916,662	905,452
Hexagon	4,382,000	3,799,000
> Italy
Tod's	452,200	257,200
> Ireland
United Drug	12,110,000	9,669,485
> Finland
Poyry	1,706,942	410,523
Asia
> Japan
Benesse	33,300	0
Gree	2,226,000	1,355,000
Start Today	2,421,300	1,275,000
Suruga Bank	1,750,000	0
> Singapore
Mapletree Logistics Trust	57,000,000	50,000,000
> China
China Communication Services	45,000,000	41,959,300
China Green	10,140,400	0
China Yurun Food	12,199,600	10,764,600
Jiangsu Expressway	36,700,000	23,146,000
New Oriental Education & Technology - ADR	278,315	230,000
Wasion Group	29,425,300	24,244,400
Zuoan Fashion	817,360	680,503
> Taiwan
Formosa International Hotels	1,599,620	1,142,620
Simplo Technology	7,200,000	5,821,000
> India
Asian Paints	368,098	320,000
Housing Development Finance	1,100,000	0
Infrastructure Development Finance	5,675,000	3,550,000
Shriram Transport Finance	1,835,000	715,000

	Number of Shares
	03/31/11	06/30/11
Other Countries
> Canada
Baytex	735,000	574,000
Guyana Goldfields	1,355,000	1,291,135
> United States
Atwood Oceanics	1,340,000	1,273,000
Tesco	324,000	0
> Australia
Hastie Group	3,962,289	0
SAI Global	7,286,896	6,281,896
Latin America
> Brazil
Localiza Rent A Car	4,700,000	4,300,000
PDG Realty	5,000,000	4,400,000

See accompanying notes to financial statements.

37

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
		Equities: 95.6%
Europe 37.4%
	> United Kingdom 7.0%
2,000,000	Intertek Group	$63,331
	Testing, Inspection & Certification Services
5,437,000	Chemring	55,847
	Defense Manufacturer of Countermeasures & Energetics
2,868,800	JLT Group	31,355
	International Business Insurance Broker
3,513,800	Serco	31,158
	Facilities Management
56,093,000	Workspace Group	27,233
	United Kingdom Real Estate
26,712,371	Archipelago Resources (a)	26,474
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
3,758,000	GlobeOp Financial Services	23,613
	Hedge Fund Administrator
1,976,000	Petropavlovsk	23,151
	Gold & Iron Ore Mining in Russia
582,000	Next	21,717
	Clothes & Home Retailer in the United Kingdom
8,346,000	Kesa Electricals	18,445
	Europe's Leading Electricals Retailers
2,752,210	Abcam	18,409
	Online Sales of Antibodies
680,000	Rotork	18,400
	Valve Actuators for Oil & Water Pipelines
5,385,000	Cobham	18,288
	Aerospace Components
2,432,000	Premier Oil (a)	17,432
	Oil & Gas Producer in Europe, Pakistan & Asia
1,630,000	Smith & Nephew	17,397
	Medical Equipment & Supplies
690,000	Tullow Oil	13,732
	Oil & Gas Producer
859,200	Shaftesbury	7,281
	London Prime Retail REIT
3,889,000	PureCircle (a)(b)	5,524
	Natural Sweeteners
1,650,000	SKIL Ports & Logistics (a)	5,164
	Indian Container Port Project
1,549,500	Sterling Resources (a)	2,651
1,050,500	Sterling Resources (a)(c)	1,761
	Oil & Gas Exploration - Europe
1,376,083	FlyBe (a)	4,064
	Largest European Regional Airline
		452,427
	> Netherlands 6.4%
1,841,280	Imtech	65,125
	Electromechanical & Information & Communications Technologies Installation & Maintenance
784,111	Fugro	56,536
	Sub-sea Oilfield Services

Number of Shares		Value (000)
1,104,200	Vopak	$54,106
	World's Largest Operator of Petroleum & Chemical Storage Terminals
2,296,992	Aalberts Industries	53,695
	Flow Control & Heat Treatment
1,476,800	Unit 4 Agresso (d)	53,390
	Business Software Development
1,272,365	Koninklijke TenCate	51,516
	Advanced Textiles & Industrial Fabrics
1,164,669	Arcadis	28,493
	Engineering Consultants
249,000	Core Laboratories	27,773
	Oil & Gas Reservoir Consulting
1,093,994	USG People	18,918
	Temporary Staffing Services
		409,552
	> France 5.1%
610,000	Neopost	52,403
	Postage Meter Machines
489,287	Eurofins Scientific	45,070
	Food, Pharmaceuticals & Materials Screening & Testing
799,000	Gemalto	38,207
	Smart Card Products & Solutions
274,100	Rubis	34,772
	Tank Storage & Liquefied Petroleum Gas Distribution
1,078,000	Teleperformance	31,680
	Call Center Operator
902,900	Saft	31,051
	Niche Battery Manufacturer
541,500	Mersen	30,546
	Advanced Industrial Materials
322,200	Pierre & Vacances	26,862
	Vacation Apartment Lets
213,800	Norbert Dentressangle	25,265
	Leading European Logistics & Transport Group
1,689,100	Hi-Media (a)	10,116
	Online Advertiser in Europe
		325,972
	> Germany 3.9%
630,000	Rheinmetall	55,775
	Defense & Automotive
2,120,000	Wirecard (b)	37,891
	Online Payment Processing & Risk Management
137,500	Rational	36,240
	Commercial Ovens
1,460,000	Rhoen-Klinikum	35,230
	Health Care Services
403,286	CTS Eventim	27,867
	Event Ticket Sales
165,000	Vossloh	23,157
	Rail Infrastructure & Diesel Locomotives
515,000	Elringklinger	18,275
	Automobile Components

See accompanying notes to financial statements.

38

Number of Shares		Value (000)
	> Germany—continued
237,511	Dürr	$9,644
	Automotive Plant Engineering & Associated Capital Equipment
312,500	Deutsche Beteiligungs	8,814
	Private Equity Investment Management
		252,893
	> Switzerland 3.7%
22,300	Sika	53,764
	Chemicals for Construction & Industrial Applications
325,000	Kuehne & Nagel	49,325
	Freight Forwarding/Logistics
185,000	Geberit (a)	43,832
	Plumbing Supplies
235,000	Partners Group	41,592
	Private Markets Asset Management
720,000	Bank Sarasin & Cie	28,517
	Private Banking
190,000	Dufry Group (a)	23,932
	Operates Airport Duty Free & Duty Paid Shops
		240,962
	> Sweden 2.6%
3,799,000	Hexagon (b)	93,576
	Measurement Equipment & Software
3,887,000	Sweco	38,254
	Engineering Consultants
607,000	Unibet (a)	13,171
	European Online Gaming Operator
905,452	East Capital Explorer	10,521
	Sweden-based RUS/CEE Investment Fund
708,342	Orc Software (b)	9,435
	Software for Securities Trading, Analysis & Risk Management
		164,957
	> Italy 2.4%
257,200	Tod's	34,407
	Leather Shoes & Bags
2,083,000	Ansaldo STS	29,195
	Railway Systems Integrator
4,311,600	Credito Emiliano	27,273
	Italian Regional Bank
9,796,000	CIR	24,533
	Italian Holding Company
3,573,000	Geox	21,410
	Apparel & Shoe Maker
4,111,000	Terna (b)	19,113
	Italian Power Transmission
		155,931
	> Denmark 1.2%
306,000	Novozymes	49,796
	Industrial Enzymes
156,000	SimCorp	30,785
	Software for Investment Managers
		80,581

Number of Shares		Value (000)
	> Ireland 1.1%
9,669,485	United Drug	$33,121
	Irish Pharmaceutical Wholesaler & Outsourcer
359,000	Paddy Power	19,517
	Irish Betting Services
297,000	Aryzta	15,735
	Baked Goods
		68,373
	> Portugal 0.6%
7,278,105	Redes Energéticas Nacionais	26,164
	Portuguese Power Transmission & Gas Transportation
22,568,987	Banco Comercial Português (a)	13,419
	Largest Portuguese Banking Franchise
		39,583
	> Iceland 0.6%
35,982,499	Marel (a)	38,090
	Largest Manufacturer of Poultry & Fish Processing Equipment
		38,090
	> Spain 0.5%
579,000	Red Eléctrica de España	34,950
	Spanish Power Transmission
		34,950
	> Finland 0.5%
967,777	Stockmann (b)	27,423
	Department Store & Fashion Retailer in Scandinavia & Russia
410,523	Poyry	5,876
	Engineering Consultants
		33,299
	> Czech Republic 0.5%
121,268	Komercni Banka (b)	29,574
	Leading Czech Republic Universal Bank
		29,574
	> Russia 0.4%
764,506	Mail.ru - GDR (a)(c)	25,397
	Internet Social Networking & Games for Russian Speakers
		25,397
	> Norway 0.3%
2,045,964	Atea	21,521
	Leading Nordic IT Hardware/Software Re-seller & Installation Company
		21,521
	> Greece 0.2%
6,475,300	Intralot	13,803
	Lottery & Gaming Systems & Services
		13,803
	> Poland 0.2%
893,900	Central European Distribution (a)	10,012
	Largest Spirits Company in Central & Eastern Europe
		10,012

See accompanying notes to financial statements.

39

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Belgium 0.2%
145,031	EVS Broadcast Equipment	$9,818
	Digital Live Mobile Production Software & Systems
		9,818
Europe: Total		2,407,695
Asia 36.8%
	> Japan 16.2%
7,568,400	Kansai Paint	68,957
	Paint Producer in Japan, India, China & Southeast Asia
3,650,000	Asics	54,481
	Footwear & Apparel
21,000	Seven Bank	41,964
	ATM Processing Services
1,846,000	Aeon Delight	37,221
	Facility Maintenance & Management
6,400	Orix JREIT	35,367
	Diversified REIT
1,563,000	Hoshizaki Electric	34,695
	Commercial Kitchen Equipment
15,300	Advance Residence Investment	32,022
	Residential REIT
710,000	Hamamatsu Photonics	30,698
	Optical Sensors for Medical & Industrial Applications
3,283,000	Kamigumi	30,682
	Port Cargo Handling & Logistics
1,360,000	Asahi Diamond Industrial	29,733
	Consumable Diamond Tools
1,355,000	Gree (a)	29,621
	Mobile Social Networking Game Developer/Platform
707,000	Ain Pharmaciez	29,090
	Dispensing Pharmacy/Drugstore Operator
1,974,000	Kuraray	28,919
	Special Resin, Fine Chemical, Fibers & Textures
868,000	Kintetsu World Express	28,505
	Airfreight Logistics
274,000	Nakanishi	28,232
	Dental Tools & Machinery
23,500	Wacom (d)	27,443
	Computer Graphic Illustration Devices
24,022	Jupiter Telecommunications	26,875
	Largest Cable Service Provider in Japan
819,000	Ibiden	25,641
	Electronic Parts & Ceramics
1,292,500	Ushio	25,556
	Industrial Light Sources
1,275,000	Start Today	25,461
	Online Japanese Apparel Retailer
789,000	Tsumura	25,223
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
23,908,800	Shinsei Bank	23,915
	Commercial Bank
1,181,200	Daiseki	23,914
	Waste Disposal & Recycling

Number of Shares		Value (000)
509,000	Makita	$23,719
	Power Tools
5,100	Osaka Securities Exchange	22,766
	Osaka Securities Exchange
7,174,000	Nippon Sheet Glass	22,306
	Sheet Glass for Building & Automotive Use
977,000	Glory	22,006
	Currency Handling Systems & Related Equipment
2,400,000	Shimadzu	21,982
	Analytical Instruments, Medical & Industrial Equipment
906,000	Aeon Mall	21,948
	Suburban Shopping Mall Developer, Owner & Operator
2,850	Fukuoka	21,457
	Diversified REIT in Fukuoka
2,870	Kakaku.com	20,181
	Online Price Comparison Services for Consumers
1,250,500	Torishima Pump Manufacturing	20,072
	Industrial Pump for Power Generation & Water Supply Systems
1,666,700	Japan Airport Terminal	19,411
	Airport Terminal Operator at Haneda
1,794,000	Sintokogio	18,418
	Automated Casting Machines, Surface Treatment Systems & Consumables
675,780	Icom	17,390
	Two Way Radio Communication Equipment
587,800	Miura	17,039
	Industrial Boiler Maker, Seller, Distributor & Manufacturer
4,458	Mori Hills	16,313
	Tokyo Centric Diversified REIT
439,800	Pigeon	14,456
	Baby Care Products
		1,043,679
	> Singapore 4.6%
35,981,000	Olam International	79,986
	Agriculture Supply Chain Manager
23,000,000	CDL Hospitality Trust	38,607
	Hotel Owner/Operator
50,000,000	Mapletree Logistics Trust	37,491
	Industrial Property Landlord
22,000,000	Ascendas REIT	36,592
	Industrial Property Landlord
37,010,000	Mapletree Industrial Trust	35,291
	Industrial Property Landlord
4,000,000	Singapore Exchange	24,580
	Singapore Equity & Derivatives Market Operator
30,000,000	Mapletree Commercial Trust (a)	21,127
	Retail & Office Property Landlord
13,000,000	Goodpack	19,391
	International Bulk Container Leasing
		293,065
	> Hong Kong 4.3%
7,000,000	Melco Crown Entertainment - ADR (a)(b)	89,390
	Macau Casino Operator

See accompanying notes to financial statements.

40

Number of Shares		Value (000)
	> Hong Kong—continued
18,000,000	Lifestyle International	$53,125
	Mid- to High-end Department Store Operator in Hong Kong & China
23,335,500	Mongolian Mining (a)	28,855
	Coking Coal Mining in Mongolia
30,000,000	Hutchison Port Holdings Trust (a)	25,350
	Southern China Container Ports
35,000,000	Sa Sa International	22,487
	Cosmetics Retailer
12,000,000	MGM China Holdings (a)	22,144
	Macau Casino Operator
8,077,000	L'Occitane International (a)	21,636
	Skin Care & Cosmetics Producer
750,000	Hong Kong Exchanges and Clearing	15,802
	Hong Kong Equity & Derivatives Market Operator
		278,789
	> China 4.2%
32,276,000	Zhaojin Mining Industry	66,584
	Gold Mining & Refining in China
10,764,600	China Yurun Food	30,437
	Meat Processor in China
230,000	New Oriental Education & Technology - ADR (a)	25,696
	Education Service Provider
41,959,300	China Communication Services	24,845
	China's Telecom Infrastructure Service Provider
240,000,000	RexLot Holdings	23,216
	Lottery Equipment Supplier in China
23,146,000	Jiangsu Expressway	21,218
	Chinese Toll Road Operator
6,000,000	ENN Energy	20,460
	China's Largest Private Gas Operator
11,286,200	Shandong Weigao	16,385
	Vertically Integrated Hospital Consumable Manufacturing
247,000	51job - ADR (a)	13,864
	An Integrated Human Resources Service Provider
24,244,400	Wasion Group	11,413
	Electronic Power Meter Total Solution Provider
7,143,600	Want Want	6,936
	Chinese Branded Consumer Food Company
432,790	Noah Holdings - ADR (a)(b)	4,865
	Wealth Management Product Distributor in China
680,503	Zuoan Fashion (a)(b)	3,804
	Men's Apparel Provider in China
		269,723
	> Taiwan 3.5%
5,821,000	Simplo Technology	47,049
	World's Largest Notebook Battery Pack Supplier
21,429,000	Far Eastone Telecom	34,202
	Taiwan's Third Largest Mobile Operator
5,665,000	President Chain Store	32,821
	Taiwan's Number One Convenience Chain Store Operator

Number of Shares		Value (000)
1,511,000	St. Shine Optical	$22,957
	World's Leading Disposable Contact Lens OEM
4,192,000	China Steel Chemical	22,456
	Sole Coal Chemical Producer in Taiwan
1,142,620	Formosa International Hotels	21,674
	Hotel, Food & Beverage Operation & Hospitality Management Services
6,911,000	Taiwan Hon Chuan	20,837
	Beverage Packaging (Bottles, Caps & Labels) Manufacturer
7,206,000	Everlight Electronics	19,409
	LED Packager
2,211,000	Sinyi Realty	4,270
	Taiwanese Realty Company
		225,675
	> India 2.4%
8,587,418	Jain Irrigation Systems	32,834
	Agricultural Micro-irrigation Systems & Food Processing
7,496,953	Mundra Port & Special Economic Zone	27,203
	Indian West Coast Shipping Port
320,000	Asian Paints	22,666
	India's Largest Paint Company
30,574,905	REI Agro	17,444
	Basmati Rice Processing
11,814,746	Manappuram General Finance	14,896
	Short-term Lending Collateralized by Household Gold
9,600,000	S. Kumars Nationwide (a)	11,654
	Textiles, Clothing & Retail
3,550,000	Infrastructure Development Finance (a)	10,427
	Infrastructure Finance in India
715,000	Shriram Transport Finance	9,892
	Used Truck Finance
367,138	United Breweries	4,374
	India's Largest Brewer
		151,390
	> South Korea 1.3%
1,157,000	Woongjin Coway	41,264
	South Korean Household Appliance Rental Service Provider
150,000	NHN (a)	26,593
	South Korea's Largest Online Search Engine
121,132	MegaStudy	16,295
	Education Service Provider
		84,152
	> Thailand 0.3%
80,000,000	Home Product Center	21,351
	Home Improvement Retailer
		21,351
	> Indonesia —%
6,898,100	Ace Indonesia	2,433
	Home Improvement Retailer
		2,433
Asia: Total		2,370,257

See accompanying notes to financial statements.

41

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Other Countries 15.8%
	> Canada 5.3%
1,710,000	ShawCor	$52,517
	Oil & Gas Pipeline Products
977,500	Ivanhoe Mines (a)	24,700
855,600	Ivanhoe Mines (a)(e)	21,647
	Copper Mine Project in Mongolia
1,301,612	CCL Industries	44,752
	Leading Global Label Manufacturer
574,000	Baytex (b)	31,377
	Oil & Gas Producer in Canada
540,000	AG Growth	25,644
	Leading Manufacturer of Augers & Grain Handling Equipment
605,000	Onex Capital	23,442
	Private Equity Firm
546,500	Black Diamond Group	17,849
	Provides Accommodations/Equipment for Oil Sands Exploitation
872,700	Tahoe Resources (a)(c)	16,125
	Silver Project in Guatemala
2,696,000	DeeThree Exploration (a)(c)(d)	9,862
1,042,877	DeeThree Exploration (a)(d)	3,893
	Canadian Oil & Gas Producer
501,700	Alliance Grain Traders	13,421
	Global Leader in Pulse Processing & Distribution
2,214,100	Horizon North Logistics	10,285
	Provides Diversified Oil Service Offering in Northern Canada
5,737,500	Southern Arc Minerals (a)(c)(d)	10,086
	Gold & Copper Exploration in Indonesia
1,291,135	Guyana Goldfields (a)	9,170
	Gold Mining Projects in Guyana
1,480,610	Pan Orient (a)	8,229
	Growth Oriented & Return Focused Asian Explorer
367,600	Crew Energy (a)	5,717
	Canadian Oil & Gas Producer
12,500,000	Eacom Timber (a)(c)	3,937
	Canadian Lumber Producer
12,500,000	Petromanas (a)(c)	3,683
6,250,000	Petromanas - Warrants (a)(c)	159
	Exploring for Oil in Albania
146,200	Celtic Exploration (a)	3,233
	Canadian Oil & Gas Producer
		339,728
	> United States 3.8%
1,273,000	Atwood Oceanics (a)	56,177
	Offshore Drilling Contractor
822,000	Alexion Pharmaceuticals (a)	38,659
	Biotech Focused on Orphan Diseases
918,000	World Fuel Services	32,984
	Global Fuel Broker
1,145,000	BioMarin Pharmaceutical (a)	31,155
	Biotech Focused on Orphan Diseases
658,000	FMC Technologies (a)	29,472
	Oil & Gas Wellhead Manufacturer

Number of Shares		Value (000)
250,000	Oil States International (a)	$19,978
	Diversified North American Oil Service Provider
391,000	Bristow	19,949
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
568,000	Textainer Group Holdings	17,460
	Top International Container Leasor
		245,834
	> South Africa 3.8%
1,096,000	Naspers	61,909
	Media in Africa, China, Russia & Other Emerging Markets
4,600,000	Mr. Price	46,396
	South African Retailer of Apparel, Household & Sporting Goods
4,625,000	Adcock Ingram Holdings	40,636
	Manufacturer of Pharmaceuticals & Medical Supplies
5,780,900	Northam Platinum	36,309
	Platinum Mining in South Africa
17,625,208	Rand Merchant Insurance	32,191
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
8,723,060	Coronation Fund Managers	24,898
	South African Fund Manager
		242,339
	> Australia 1.7%
2,482,000	UGL	37,092
	Engineering & Facilities Management
467,000	Cochlear	36,145
	Cochlear Implants
6,281,896	SAI Global	32,009
	Publishing, Certification & Compliance Services
1,000,000	Seek	6,936
	Online Job Listing & Education
		112,182
	> Israel 0.7%
2,890,000	Israel Chemicals	46,119
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		46,119
	> Kazakhstan 0.3%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (a)	15,841
	Largest Retail Bank & Insurer in Kazakhstan
		15,841
	> Senegal 0.2%
43,000	Sonatel (f)	13,784
	Leading Telecoms Operator in Western Africa
		13,784
	> Egypt —%
235,342	Paints & Chemical Industries (Pachin)	1,509
	Paints & Inks in Egypt
		1,509
Other Countries: Total		1,017,336

See accompanying notes to financial statements.

42

Number of Shares		Value (000)
Latin America 5.6%
	> Brazil 4.2%
4,300,000	Localiza Rent A Car	$76,872
	Car Rental
3,000,000	Mills Estruturas e Serviços de Engenharia	43,251
	Civil Engineering & Construction
5,937,000	Suzano	42,949
	Brazilian Pulp & Paper Producer
1,300,000	Natura	32,487
	Direct Retailer of Cosmetics
3,400,000	MRV Engenharia	28,234
	Brazilian Property Developer
4,400,000	PDG Realty	24,782
	Brazilian Property Developer
1,100,000	Multiplus	19,172
	Loyalty Program Operator in Brazil
		267,747
	> Mexico 0.5%
580,000	Grupo Aeroportuario del Sureste - ADR	34,185
	Mexican Airport Operator
		34,185
	> Chile 0.4%
340,000	Sociedad Quimica y Minera de Chile - ADR (b)	22,005
	Producer of Specialty Fertilizers, Lithium & Iodine
		22,005
	> Argentina 0.3%
6,818,182	Union Agriculture Group (a)(c)	15,000
	Farmland Operator in Uruguay
5,400,000	Madalena Ventures (a)(c)	3,128
	Oil & Gas Exploration in Argentina
		18,128
	> Colombia 0.2%
8,240,000	Canacol Energy (a)	9,056
	Oil Producer in South America
20,718,000	Gulf United (a)(c)	6,091
	Prospecting for Oil Alongside Large Producers in Colombia
		15,147
Latin America: Total		357,212
Total Equities: 95.6% (Cost: $4,331,138)		6,152,500
	Securities Lending Collateral: 1.4%
90,620,846	Dreyfus Government Cash Management Fund (g) (7 day yield of 0.00%)	90,621
Total Securities Lending Collateral: (Cost: $90,621)		90,621

Principal Amount (000)		Value (000)
Short-Term Obligation 3.5%
	> Repurchase Agreement 3.5%
$226,923	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by U.S. Government Agency obligations with various maturities to 9/08/17, market value $231,463 (repurchase proceeds $226,923)	$226,923
		226,923
Total Short-Term Obligation: (Cost: $226,923)		226,923
Total Investments: 100.5% (Cost: $4,648,682)(h)(i)		6,470,044
Obligation to Return Collateral for Securities Loaned: (1.4)%		(90,621)
Cash and Other Assets Less Liabilities: 0.9%		60,237
Total Net Assets: 100.0%		$6,439,660

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.

43

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2011. The total market value of Fund securities on loan at June 30, 2011 was $88,468.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $95,229, which represented 1.48% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Mail.ru - GDR	11/05/10-12/31/10	764,506	$26,088	$25,397
Tahoe Resources	5/28/10	872,700	4,984	16,125
Union Agriculture Group	12/08/10	6,818,182	15,000	15,000
Southern Arc Minerals	2/16/11	5,737,500	9,308	10,086
DeeThree Exploration	9/07/10-3/08/11	2,696,000	9,486	9,862
Gulf United	2/11/11	20,718,000	6,215	6,091
Eacom Timber	3/17/10	12,500,000	6,188	3,937
Petromanas	5/20/10	12,500,000	4,344	3,683
Madalena Ventures	10/21/10	5,400,000	3,422	3,128
Sterling Resources	12/02/10	1,050,500	3,135	1,761
Petromanas - Warrants	5/20/10	6,250,000	362	159
			$88,532	$95,229

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/11	Value	Dividend
DeeThree Exploration	2,392,877	1,346,000	-	3,738,877	$13,755	$-
Gulf United*	-	20,718,000	-	20,718,000	6,091	-
Southern Arc Minerals	-	5,737,500	-	5,737,500	10,086	-
Unit 4 Aggresso	1,476,800	-	-	1,476,800	53,390	450
United Drug*	12,110,000	-	2,440,515	9,669,485	33,121	1,013
Wacom	20,900	2,600	-	23,500	27,443	721
Workspace Group*	60,304,000	-	4,211,000	56,093,000	27,233	213
Total of Affiliated Transactions	76,304,577	27,804,100	6,651,515	97,457,162	$171,119	$2,397

*  At June 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these affiliated companies at June 30, 2011, was $85,252 and $104,674, respectively. Investments in affiliated companies represented 1.6% of total net assets at June 30, 2011.

(e)  Security is traded on a U.S. exchange.

(f)  Illiquid security.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2011, for federal income tax purposes, the cost of investments was $4,648,682 and net unrealized apppreciation was $1,821,362, consisting of gross unrealized appreciation of $2,050,001 and gross unrealized depreciation of $228,639.

(i)  On June 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$1,316,400	20.4
Japanese Yen	1,043,679	16.2
U.S. Dollar	904,297	14.0
British Pound	448,015	7.0
Hong Kong Dollar	385,544	6.0
Canadian Dollar	334,678	5.2
Other currencies less than 5% of total net assets	2,037,431	31.7
	$6,470,044	100.5

See accompanying notes to financial statements.

44

> Notes to Statements of Investments (dollar values in thousands)

  At June 30, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy		Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD		USD	40,296	$42,000	7/15/11	$1,165
AUD		USD	1,408	1,500	7/15/11	8
AUD		USD	38,544	40,500	8/15/11	627
AUD		USD	1,414	1,500	8/15/11	8
AUD		USD	39,736	42,000	9/15/11	234
CAD		USD	1,937	2,000	7/15/11	8
CAD		USD	3,876	4,000	7/15/11	18
CAD		USD	45,558	47,000	8/15/11	188
CAD		USD	3,879	4,000	8/15/11	18
CAD		USD	49,493	51,000	9/15/11	226
EUR		USD	3,877	5,500	7/15/11	120
JPY		USD	999,744	12,000	7/15/11	419
JPY		USD	484,386	6,000	8/15/11	18
				$259,000		$3,057
Forward Foreign Currency Exchange Contracts to Buy		Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Depreciation
USD	AUD		1,422	$1,500	7/15/11	$(23)
CAD	USD		43,344	45,000	7/15/11	(70)
USD	EUR		68,493	99,000	7/15/11	(297)
USD	EUR		4,150	6,000	7/15/11	(16)
USD	EUR		65,972	93,500	8/15/11	(2,060)
USD	EUR		4,154	6,000	8/15/11	(17)
USD	EUR		68,953	99,500	9/15/11	(290)
USD	JPY		484,482	6,000	7/15/11	(18)
JPY	USD		40,220	500	7/15/11	- *
JPY	USD		40,214	500	8/15/11	- *
JPY	USD		522,691	6,500	9/15/11	(5)
				$364,000		$(2,796)

*  Rounds to less than $500.

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

45

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$65,833	$2,341,862	$-	$2,407,695
Asia	162,969	2,207,288	-	2,370,257
Other Countries	541,710	475,626	-	1,017,336
Latin America	332,993	9,219	15,000	357,212
Total Equities	1,103,505	5,033,995	15,000	6,152,500
Total Securities Lending Collateral	90,621	-	-	90,621
Total Short-Term Obligation	-	226,923	-	226,923
Total Investments	$1,194,126	$5,260,918	$15,000	$6,470,044
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	3,057	-	3,057
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(2,796)	-	(2,796)
Total	$1,194,126	$5,261,179	$15,000	$6,470,305

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy.

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$263,663	$13,490	$13,490	$263,663

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  Foreign exchange-traded financial assets were transferred from Level 1 to Level 2.

  The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities
Asia	$79	$(38,558)	$38,479	$-	$-	$-	$-	$-
Latin America	15,000	-	-	-	-	-	-	15,000
	$15,079	$(38,558)	$38,479	$-	$-	$-	$-	$15,000

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $38,479. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

46

Columbia Acorn International

Portfolio Diversification (Unaudited)

At June 30, 2011, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$541,127	8.4
Machinery	469,283	7.3
Industrial Materials & Specialty Chemicals	459,670	7.1
Electrical Components	130,742	2.0
Conglomerates	103,870	1.6
Construction	87,084	1.4
Outsourcing Services	50,077	0.8
Industrial Distribution	19,391	0.3
	1,861,244	28.9
> Consumer Goods & Services
Retail	247,635	3.9
Food & Beverage	189,620	2.9
Casinos & Gaming	181,242	2.8
Nondurables	147,738	2.3
Apparel	118,771	1.8
Other Consumer Services	112,523	1.7
Travel	107,797	1.7
Other Entertainment	49,541	0.8
Educational Services	41,991	0.7
Consumer Goods Distribution	18,445	0.3
	1,215,303	18.9
> Energy & Minerals
Mining	290,874	4.5
Oil Services	262,762	4.1
Oil & Gas Producers	120,004	1.8
Oil Refining, Marketing & Distribution	88,879	1.4
Agricultural Commodities	75,308	1.2
	837,827	13.0
> Information
Instrumentation	146,256	2.3
Internet Related	141,016	2.2
Computer Hardware & Related Equipment	112,699	1.8
Business Software	93,992	1.5
Financial Processors	78,273	1.2
Mobile Communications	51,592	0.8
Telephone and Data Services	45,463	0.7
Computer Services	30,956	0.5
Gaming Equipment & Services	29,621	0.5
CATV	26,875	0.4
Telecommunications Equipment	24,845	0.4
Semiconductors & Related Equipment	19,409	0.3
Advertising	10,116	0.2
	811,113	12.8

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$361,797	5.6
Transportation	163,746	2.5
Regulated Utilities	100,687	1.6
	626,230	9.7
> Finance
Banks	162,412	2.5
Brokerage & Money Management	137,955	2.1
Finance Companies	93,321	1.5
Insurance	63,547	1.0
	457,235	7.1
> Health Care
Medical Equipment & Devices	136,817	2.1
Pharmaceuticals	98,980	1.5
Medical Supplies	41,365	0.6
Health Care Services	35,231	0.5
Biotechnology & Drug Delivery	31,155	0.5
	343,548	5.2
Total Equities:	6,152,500	95.6
Securities Lending Collateral:	90,621	1.4
Short-Term Obligation:	226,923	3.5
Total Investments:	6,470,044	100.5
Obligation to Return Collateral for Securities Loaned:	(90,621)	(1.4)
Cash and Other Assets Less Liabilities:	60,237	0.9
Net Assets:	$6,439,660	100.0

See accompanying notes to financial statements.

47

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/11	06/30/11
Purchases
Consumer Goods & Services
HomeAway	0	30,000
Industrial Goods & Services
Drew Industries	326,000	496,000
ESCO Technologies	735,000	835,000
HEICO	403,732	504,665
Nordson	373,600	747,200
Finance
Enstar Group	0	39,000
Hancock Holding	40,000	278,678
TrustCo Bank	0	245,300
Health Care
Akorn	676,582	725,000
Auxilium Pharmaceuticals	205,000	375,000
Community Health Systems	0	151,000
Isis Pharmaceuticals	626,000	850,000
Kindred Healthcare	0	150,000
United Therapeutics	65,000	102,000
Energy & Minerals
FMC Technologies	500,000	1,000,000
Swift Energy	84,000	168,000
Other Industries
Rush Enterprises, Class A	210,091	410,091

	Number of Shares
	03/31/11	06/30/11
Sales
Information
Acxiom	172,000	0
Blue Coat Systems	197,000	0
Crown Castle International	150,000	0
Equinix	44,000	0
SRA International	261,000	0
Supertex	177,266	0
Consumer Goods & Services
Chico's FAS	614,000	481,000
Express	104,508	0
ITT Educational Services	153,700	37,350
Knoll	980,000	880,000
Vail Resorts	150,000	71,000
Wet Seal	620,000	0
Industrial Goods & Services
American Reprographics	396,000	0
Mueller Water Products	550,000	204,200
Finance
GATX	240,000	42,400
Investment Technology Group	139,400	0
Tower Group	222,000	0
Valley National Bancorp	981,941	931,000
Whitney Holding	571,000	0
Wilmington Trust	245,000	0
Health Care
Allos Therapeutics	446,532	0
American Medical Systems	72,000	0
Idenix Pharmaceuticals	428,965	0
Nektar Therapeutics	146,710	0
Energy & Minerals
Atwood Oceanics	845,000	803,000
Carrizo Oil & Gas	146,000	73,000
Hornbeck Offshore	101,000	0
Tesco	53,000	0

See accompanying notes to financial statements.

48

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
		Equities: 99.4%
Information 34.1%
	> Business Software 9.7%
985,000	Informatica (a)	$57,554
	Enterprise Data Integration Software
698,000	Micros Systems (a)	34,698
	Information Systems for Hotels, Restaurants & Retailers
375,000	ANSYS (a)	20,501
	Simulation Software for Engineers & Designers
408,000	Ariba (a)	14,064
	Cost Management Software
243,000	Concur Technologies (a)	12,167
	Web Enabled Cost & Expense Management Software
247,000	Blackboard (a)(b)	10,717
	Education Software
333,000	Blackbaud	9,231
	Software & Services for Non-profits
220,000	Advent Software (a)	6,197
	Asset Management & Trading Systems
322,000	SPS Commerce (a)	5,728
	Supply Chain Management Software Delivered via the Web
129,000	NetSuite (a)	5,057
	End to End IT Systems Solutions Delivered Over the Web
198,000	Constant Contact (a)	5,025
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
52,000	Quality Systems	4,540
	IT Systems for Medical Groups & Ambulatory Care Centers
		185,479
	> Instrumentation 4.7%
678,000	IPG Photonics (a)	49,297
	Fiber Lasers
180,000	Mettler Toledo (a)	30,361
	Laboratory Equipment
168,000	Trimble Navigation (a)	6,660
	GPS-based Instruments
130,000	FLIR Systems	4,382
	Infrared Cameras
		90,700
	> Semiconductors & Related Equipment 4.4%
1,958,000	Atmel (a)	27,549
	Microcontrollers, Radio Frequency & Memory Semiconductors
760,000	Microsemi (a)	15,580
	Analog/Mixed-signal Semiconductors
1,061,750	ON Semiconductor (a)	11,117
	Mixed-signal & Power Management Semiconductors
1,075,000	TriQuint Semiconductor (a)	10,954
	Radio Frequency Semiconductors
675,000	Entegris (a)	6,831
	Semiconductor Materials Management Products

Number of Shares		Value (000)
346,000	Monolithic Power Systems (a)	$5,336
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
448,000	Applied Micro Circuits (a)	3,969
	Communications Semiconductors
430,000	Pericom Semiconductor (a)	3,844
	Interface Integrated Circuits (ICs) & Frequency Control Products
		85,180
	> Computer Hardware & Related Equipment 3.9%
1,238,000	II-VI (a)	31,693
	Laser Optics & Specialty Materials
324,000	Zebra Technologies (a)	13,663
	Bar Code Printers
196,000	Amphenol	10,582
	Electronic Connectors
280,000	Nice Systems - ADR (Israel) (a)	10,181
	Audio & Video Recording Solutions
196,000	Netgear (a)	8,569
	Networking Products for Small Business & Home
		74,688
	> Telephone and Data Services 2.9%
1,617,000	tw telecom (a)	33,197
	Fiber Optic Telephone/Data Services
168,800	AboveNet	11,893
	Metropolitan Fiber Communications Services
2,030,000	PAETEC Holding (a)	9,724
	Telephone/Data Services for Business
		54,814
	> Telecommunications Equipment 2.9%
386,000	Polycom (a)	24,820
	Video Conferencing Equipment
732,000	Finisar (a)	13,198
	Optical Sub-systems & Components
903,000	Ixia (a)	11,558
	Telecom Network Test Equipment
752,000	Infinera (a)	5,196
	Optical Networking Equipment
		54,772
	> Gaming Equipment & Services 1.8%
660,000	Bally Technologies (a)	26,849
	Slot Machines & Software
235,000	WMS Industries (a)	7,219
	Slot Machine Provider
		34,068
	> Mobile Communications 1.3%
650,000	SBA Communications (a)	24,824
	Communications Towers
		24,824
	> Computer Services 1.0%
428,000	ExlService Holdings (a)	9,887
	BPO (Business Process Outsourcing)
1,005,500	Hackett Group (a)	5,118
	IT Integration & Best Practice Research

See accompanying notes to financial statements.

49

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Computer Services—continued
710,000	RCM Technologies (a)(c)	$3,798
	Technology & Engineering Services
		18,803
	> Financial Processors 0.5%
188,000	Global Payments	9,588
	Credit Card Processor
		9,588
	> Contract Manufacturing 0.5%
261,000	Plexus (a)	9,085
	Electronic Manufacturing Services
		9,085
	> Entertainment Programming 0.2%
145,000	IMAX (Canada) (a)	4,702
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		4,702
	> Radio 0.1%
511,100	Salem Communications	1,835
	Radio Stations for Religious Programming
71,718	Spanish Broadcasting System (a)	50
	Spanish Language Radio Stations
		1,885
	> TV Broadcasting 0.1%
975,000	Entravision Communications (a)	1,804
	Spanish Language TV & Radio Stations
		1,804
	> Internet Related 0.1%
343,000	TheStreet.com	1,053
	Financial Information Websites
		1,053
Information: Total		651,445
Consumer Goods & Services 16.9%
	> Retail 6.2%
390,000	lululemon athletica (a)	43,610
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	31,352
	Teen Apparel Retailer
254,000	Shutterfly (a)	14,585
	Internet Photo-centric Retailer
875,000	Saks (a)	9,774
	Luxury Department Store Retailer
805,000	Pier 1 Imports (a)	9,314
	Home Furnishing Retailer
481,000	Chico's FAS	7,325
	Women's Specialty Retailer
480,000	Talbots (a)(b)	1,603
	Women's Specialty Retailer
9,000	The Fresh Market (a)	348
	Specialty Food Retailer
		117,911
	> Travel 3.2%
849,700	Gaylord Entertainment (a)	25,491
	Convention Hotels

Number of Shares		Value (000)
1,175,950	Avis Budget Group (a)	$20,097
	Second Largest Car Rental Company
750,000	Hertz (a)	11,910
	Largest U.S. Rental Car Operator
71,000	Vail Resorts	3,282
	Ski Resort Operator & Developer
30,000	HomeAway (a)	1,161
	Vacation Rental Online Marketplace
		61,941
	> Furniture & Textiles 1.9%
880,000	Knoll	17,662
	Office Furniture
540,000	Interface	10,460
	Modular & Broadloom Carpet
260,000	Herman Miller	7,077
	Office Furniture
		35,199
	> Apparel 1.3%
192,000	Warnaco Group (a)	10,032
	Global Branded Apparel Manufacturer
90,000	Deckers Outdoor (a)	7,932
	Fashion Footwear Wholesaler
241,530	True Religion Apparel (a)	7,024
	Premium Denim
		24,988
	> Casinos & Gaming 1.1%
270,000	Penn National Gaming (a)	10,892
	Regional Casino Operator
645,000	Pinnacle Entertainment (a)	9,610
	Regional Casino Operator
		20,502
	> Food & Beverage 0.8%
197,000	Diamond Foods (b)	15,039
	Snack Foods & Culinary Ingredients
		15,039
	> Consumer Goods Distribution 0.7%
472,000	Pool	14,070
	Distributor of Swimming Pool Supplies & Equipment
		14,070
	> Other Durable Goods 0.6%
161,000	Cavco Industries (a)	7,245
	Manufactured Homes
140,000	Jarden	4,831
	Branded Household Products
		12,076
	> Other Consumer Services 0.5%
259,000	Lifetime Fitness (a)	10,337
	Sport & Fitness Club Operator
		10,337
	> Educational Services 0.3%
165,000	Universal Technical Institute	3,262
	Vocational Training
37,350	ITT Educational Services (a)	2,922
	Post-secondary Degree Services
		6,184

See accompanying notes to financial statements.

50

Number of Shares		Value (000)
	> Leisure Products 0.3%
162,000	Thor Industries	$4,672
	RV & Bus Manufacturer
		4,672
	> Restaurants —%
26,600	Bravo Brio Restaurant Group (a)	650
	Upscale Casual Italian Restaurants
		650
Consumer Goods & Services: Total		323,569
Industrial Goods & Services 15.1%
	> Machinery 11.6%
941,250	Ametek	42,262
	Aerospace/Industrial Instruments
747,200	Nordson	40,984
	Dispensing Systems for Adhesives & Coatings
835,000	ESCO Technologies	30,728
	Automatic Electric Meter Readers
445,000	Donaldson	27,003
	Industrial Air Filtration
585,000	Pentair	23,611
	Pumps & Water Treatment
504,665	HEICO	20,065
	FAA Approved Aircraft Replacement Parts
280,000	MOOG (a)	12,186
	Motion Control Products for Aerospace, Defense & Industrial Markets
177,000	Kennametal	7,471
	Consumable Cutting Tools
100,000	WABCO Holdings (a)	6,906
	Truck & Bus Component Supplier
162,000	Oshkosh (a)	4,688
	Specialty Truck Manufacturer
71,800	Toro	4,344
	Turf Maintenance Equipment
50,000	Kaydon	1,866
	Specialized Friction & Motion Control Products
		222,114
	> Industrial Materials & Specialty Chemicals 1.0%
496,000	Drew Industries	12,261
	RV & Manufactured Home Components
54,000	Albemarle	3,737
	Refinery Catalysts & Other Specialty Chemicals
135,000	Albany International	3,563
	Paper Machine Clothing & Advanced Textiles
		19,561
	> Electrical Components 0.8%
280,000	Acuity Brands	15,618
	Commercial Lighting Fixtures
		15,618
	> Steel 0.5%
486,000	GrafTech International (a)	9,851
	Industrial Graphite Materials Producer
		9,851

Number of Shares		Value (000)
	> Other Industrial Services 0.4%
265,000	TrueBlue (a)	$3,837
	Temporary Manual Labor
109,000	Forward Air	3,683
	Freight Transportation Between Airports
		7,520
	> Industrial Distribution 0.4%
350,000	Interline Brands (a)	6,430
	Industrial Distribution
		6,430
	> Waste Management 0.3%
195,000	Waste Connections	6,187
	Solid Waste Management
		6,187
	> Water 0.1%
204,200	Mueller Water Products	813
	Fire Hydrants, Valves & Ductile Iron Pipes
		813
Industrial Goods & Services: Total		288,094
Finance 9.9%
	> Banks 4.9%
931,000	Valley National Bancorp	12,671
	New Jersey/New York Bank
170,000	SVB Financial Group (a)	10,151
	Bank to Venture Capitalists
692,400	Associated Banc-Corp	9,624
	Midwest Bank
431,597	Lakeland Financial	9,607
	Indiana Bank
480,000	MB Financial	9,235
	Chicago Bank
659,800	TCF Financial	9,105
	Great Lakes Bank
278,678	Hancock Holding	8,633
	Gulf Coast Bank
1,478,200	First Busey	7,820
	Illinois Bank
527,700	Pacific Continental	4,828
	Pacific Northwest Bank
269,600	Eagle Bancorp (a)	3,586
	Metro D.C. Bank
178,826	Sandy Spring Bancorp	3,217
	Baltimore/D.C. Bank
210,000	CVB Financial	1,943
	Inland Empire Business Bank
90,000	TriCo Bancshares	1,314
	California Central Valley Bank
245,300	TrustCo Bank	1,202
	New York State Bank
851,247	Guaranty Bancorp (a)	1,141
	Colorado Bank
		94,077
	> Finance Companies 3.3%
345,000	World Acceptance (a)	22,622
	Personal Loans

See accompanying notes to financial statements.

51

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Finance Companies—continued
412,500	Aaron's	$11,657
	Rent to Own
335,418	McGrath Rentcorp	9,418
	Temporary Space & IT Rentals
285,000	Textainer Group Holdings	8,761
	Top International Container Leasor
230,000	CAI International (a)	4,752
	International Container Leasing
201,000	H&E Equipment Services (a)	2,812
	Heavy Equipment Leasing
42,400	GATX	1,574
	Rail Car Lessor
99,200	Marlin Business Services (a)	1,255
	Small Equipment Leasing
		62,851
	> Savings & Loans 0.9%
756,000	ViewPoint Financial	10,433
	Texas Thrift
215,000	Berkshire Hills Bancorp	4,814
	Northeast Thrift
173,073	Kaiser Federal Financial Group	2,132
	Los Angeles Savings & Loan
		17,379
	> Brokerage & Money Management 0.6%
209,500	Eaton Vance	6,333
	Specialty Mutual Funds
675,000	MF Global (a)	5,225
	Futures Broker
		11,558
	> Insurance 0.2%
39,000	Enstar Group (a)	4,075
	Insurance/Reinsurance & Related Services
		4,075
Finance: Total		189,940
Health Care 8.8%
	> Biotechnology & Drug Delivery 4.4%
520,000	BioMarin Pharmaceutical (a)	14,149
	Biotech Focused on Orphan Diseases
491,882	Seattle Genetics (a)	10,094
	Antibody-based Therapies for Cancer
232,000	Onyx Pharmaceuticals (a)	8,190
	Commercial-stage Biotech Focused on Cancer
840,000	NPS Pharmaceuticals (a)	7,938
	Orphan Drugs & Healthy Royalties
850,000	Isis Pharmaceuticals (a)	7,786
	Biotech Pioneer in Anti-sense Drugs
375,000	Auxilium Pharmaceuticals (a)	7,350
	Biotech Focused on Niche Disease Areas
196,000	InterMune (a)	7,027
	Drugs for Pulmonary Fibrosis & Hepatitis C
102,000	United Therapeutics (a)	5,620
	Biotech Focused on Rare Diseases
810,000	Micromet (a)	4,649
	Next-generation Antibody Technology

Number of Shares		Value (000)
790,000	Chelsea Therapeutics (a)	$4,029
	Biotech Focused on Rare Diseases
455,000	Nabi Biopharmaceuticals (a)	2,448
	Biotech Focused on Vaccines
265,000	Anthera Pharmaceuticals (a)	2,165
	Biotech Focused on Cardiovascular, Cancer & Immunology
243,000	Savient Pharmaceuticals (a)(b)	1,820
	Biotech Focused on Severe Gout
450,000	Array Biopharma (a)	1,008
	Drugs for Cancer & Inflammatory Diseases
18,181	Metabolex, Series A-1 (a)(d)	18
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)	—
	Cardiovascular Biotech Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	—
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	—
	High Throughput Rational Drug Design
		84,291
	> Medical Equipment & Devices 2.2%
370,000	Alexion Pharmaceuticals (a)	17,401
	Biotech Focused on Orphan Diseases
184,000	Sirona Dental Systems (a)	9,770
	Manufacturer of Dental Equipment
124,000	Gen-Probe (a)	8,575
	Molecular In-vitro Diagnostics
53,000	Idexx Laboratories (a)	4,111
	Diagnostic Equipment & Services for Veterinarians
155,000	Pacific Biosciences of California (a)	1,813
	Genome Sequencing
		41,670
	> Medical Supplies 0.9%
439,600	Cepheid (a)	15,228
	Molecular Diagnostics
49,000	Neogen (a)	2,215
	Food & Animal Safety Products
		17,443
	> Health Care Services 0.8%
1,038,900	Health Management Associates (a)	11,199
	Non-urban Hospitals
151,000	Community Health Systems (a)	3,878
	Non-urban Hospitals
		15,077
	> Pharmaceuticals 0.3%
725,000	Akorn (a)	5,075
	Develops, Manufactures & Sells Specialty Generic Drugs
108,512	Alimera Sciences (a)	884
	Ophthalmogy-focused Pharmaceutical Company
		5,959
	> Hospital Management 0.2%
150,000	Kindred Healthcare (a)	3,221
	Post-Acute Healthcare Facilities
		3,221
Health Care: Total		167,661

See accompanying notes to financial statements.

52

Number of Shares		Value (000)
Energy & Minerals 8.2%
	> Oil Services 4.4%
1,000,000	FMC Technologies (a)	$44,790
	Oil & Gas Wellhead Manufacturer
803,000	Atwood Oceanics (a)	35,436
	Offshore Drilling Contractor
86,000	Bristow	4,388
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
		84,614
	> Oil & Gas Producers 2.9%
1,135,000	Quicksilver Resources (a)	16,753
	Natural Gas & Coal Steam Gas Producer
133,000	SM Energy	9,773
	Oil & Gas Producer
143,000	Rosetta Resources (a)	7,370
	Oil & Gas Producer Exploring in South Texas & Montana
386,000	Houston American Energy (b)	6,998
	Oil & Gas Exploration & Production in Colombia
168,000	Swift Energy (a)	6,261
	Oil & Gas Exploration & Production Company
230,000	Northern Oil & Gas (a)(b)	5,094
	Small E&P Company in North Dakota Bakken
73,000	Carrizo Oil & Gas (a)	3,048
	Oil & Gas Producer
22,800	Oasis Petroleum (a)	677
	Oil Producer in North Dakota
		55,974
	> Mining 0.9%
100,000	Core Laboratories (Netherlands)	11,154
	Oil & Gas Reservoir Consulting
600,000	Alexco Resource (a)	4,326
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)	834
	U.S. Copper/Molybdenum Mine
		16,314
Energy & Minerals: Total		156,902
Other Industries 6.4%
	> Real Estate 5.2%
915,000	Extra Space Storage	19,517
	Self Storage Facilities
995,200	BioMed Realty Trust	19,148
	Life Science-focused Office Buildings
600,000	Associated Estates Realty	9,750
	Multi-family Properties
246,000	Corporate Office Properties	7,653
	Office Buildings
870,000	Education Realty Trust	7,456
	Student Housing
177,000	Kilroy Realty	6,990
	West Coast Office & Industrial Properties
1,380,000	Kite Realty Group	6,872
	Community Shopping Centers
1,058,000	DCT Industrial Trust	5,533
	Industrial Properties

Number of Shares or Principal Amount		Value (000)
98,619	Macerich	$5,276
	Regional Shopping Malls
191,000	Dupont Fabros Technology (b)	4,813
	Technology-focused Office Buildings
100,000	Post Properties	4,076
	Multi-family Properties
208,000	Summit Hotel Properties	2,361
	Owner of Select Service Hotels
		99,445
	> Transportation 1.2%
410,091	Rush Enterprises, Class A (a)	7,804
115,000	Rush Enterprises, Class B (a)	1,851
	Truck Sales & Services
256,000	World Fuel Services	9,198
	Global Fuel Broker
310,000	Heartland Express	5,134
	Regional Trucker
		23,987
Other Industries: Total		123,432
Total Equities: 99.4% (Cost: $1,231,445)		1,901,043
Securities Lending Collateral: 0.7%
12,943,711	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.00%)	12,944
Total Securities Lending Collateral: (Cost: $12,944)		12,944
Short-Term Obligation: 0.8%
	> Repurchase Agreement: 0.8%
$15,821	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 8/18/17, market value $16,141 (repurchase proceeds $15,821)	15,821
Total Short Term Obligation: (Cost: $15,821)		15,821
Total Investments: 100.9% (Cost: $1,260,210) (f)		1,929,808
Obligation to Return Collateral for Securities Loaned: (0.7)%		(12,944)
Cash and Other Assets Less Liabilities: (0.2)%		(4,519)
Total Net Assets: 100.0%		$1,912,345

  ADR = American Depositary Receipts.

See accompanying notes to financial statements.

53

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2011. The total market value of Fund securities on loan at June 30, 2011 was $12,520.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company during the six months ended June 30, 2011, are as follows:

Affiliate	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/11	Value	Dividend
RCM Technologies	710,000	-	-	710,000	$3,798	$-
Total of Affiliated Transactions	710,000	-	-	710,000	$3,798	$-

  The aggregate cost and value of this affiliated company at June 30, 2011, was $4,479 and $3,798. Investments in this affiliated company represented 0.2% of total net assets at June 30, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $18, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A -1	2/11/00	18,181	$2,000	$18
Medicure - Warrants	12/22/06	738,060	-	-
Locus Pharmaceuticals, Series A-1 Pfd.	9/05/01	37,500	1,500	-
Locus Pharmaceuticals, Series B-1 Pfd.	2/08/07	19,329	56	-
			$3,556	$18

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2011, for federal income tax purposes, the cost of investments was $1,260,210 and net unrealized appreciation was $669,598, consisting of gross unrealized appreciation of $760,468 and gross unrealized depreciation of $90,870.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

54

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$651,445	$-	$-	$651,445
Consumer Goods & Services	323,569	-	-	323,569
Industrial Goods & Services	288,094	-	-	288,094
Finance	189,940	-	-	189,940
Health Care	167,643	-	18	167,661
Energy & Minerals	156,902	-	-	156,902
Other Industries	123,432	-	-	123,432
Total Equities	1,901,025	-	18	1,901,043
Total Securities Lending Collateral	12,944	-	-	12,944
Total Short-Term Obligation	-	15,821	-	15,821
Total Investments	$1,913,969	$15,821	$18	$1,929,808

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sells	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities
Health Care	$20	$-	$(2)	$-	$-	$-	$-	$18
	$20	$-	$(2)	$-	$-	$-	$-	$18

  The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $2. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

55

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/11	06/30/11
Purchases
Europe
> United Kingdom
Archipelago Resources	2,775,000	4,472,797
Chemring	1,465,000	1,609,133
JLT Group	517,000	881,100
> Netherlands
Imtech	231,504	235,519
> Germany
Rhoen-Klinikum	200,000	297,000
> Switzerland
Partners Group	0	24,000
> Belgium
EVS Broadcast Equipment	0	33,800
Asia
> Singapore
Ascendas REIT	11,105,000	13,130,000
Mapletree Industrial Trust REIT	0	14,601,100
> China
Want Want	0	1,655,000
Zhaojin Mining Industry	1,324,700	2,649,400
Other Countries
> South Africa
Rand Merchant Insurance	0	4,902,152

	Number of Shares
	03/31/11	06/30/11
Sales
Europe
> United Kingdom
Cobham	2,415,000	616,000
Intertek Group	412,000	400,000
Petropavlovsk	568,000	0
Serco	2,139,000	985,000
Workspace Group	13,437,411	9,710,000
> Netherlands
Fugro	175,427	117,121
> Sweeden
Hexagon	774,666	658,666
> Switzerland
Bank Sarasin & Cie	99,000	0
> Ireland
United Drug	3,213,000	2,377,800
> France
Neopost	130,000	48,000
> Spain
Red Eléctrica de España	80,000	0
Asia
> Japan
Benesse	15,400	0
Gree	521,000	280,000
> China
Jiangsu Expressway	12,115,400	6,727,000
> Hong Kong
Hutchison Port Holdings Trust	1,515,000	0
Other Countries
> Canada
Pan American Silver	132,000	0
> United States
Atwood Oceanics	143,000	112,000
> Austriala
UGL	571,848	540,000
Latin America
> Columbia
Pacific Rubiales Energy	525,000	260,000

See accompanying notes to financial statements.

56

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
		Equities: 87.0%
Europe 41.3%
	> United Kingdom 13.9%
1,609,133	Chemring	$16,529
	Defense Manufacturer of Countermeasures & Energetics
400,000	Intertek Group	12,666
	Testing, Inspection & Certification Services
881,100	JLT Group	9,630
	International Business Insurance Broker
985,000	Serco	8,734
	Facilities Management
9,710,000	Workspace Group	4,714
	United Kingdom Real Estate
4,472,797	Archipelago Resources (a)	4,433
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
616,000	Cobham	2,092
	Aerospace Components
226,800	Shaftesbury	1,922
	London Prime Retail REIT
		60,720
	> Netherlands 8.7%
166,000	AkzoNobel	10,472
	Largest Global Supplier of Protective Paints & Coatings
117,121	Fugro	8,445
	Sub-sea Oilfield Services
235,519	Imtech	8,330
	Electromechanical & Information & Communications Technologies Installation & Maintenance
242,103	Aalberts Industries	5,659
	Flow Control & Heat Treatment
45,000	Core Laboratories	5,019
	Oil & Gas Reservoir Consulting
		37,925
	> Germany 6.7%
672,000	Wirecard	12,011
	Online Payment Processing & Risk Management
115,500	Rheinmetall	10,225
	Defense & Automotive
297,000	Rhoen-Klinikum	7,167
	Health Care Services
		29,403
	> Sweden 3.7%
658,666	Hexagon	16,224
	Measurement Equipment & Software
		16,224
	> Switzerland 2.7%
51,000	Kuehne & Nagel	7,740
	Freight Forwarding/Logistics
24,000	Partners Group	4,248
	Private Markets Asset Management
		11,988

Number of Shares		Value (000)
	> Ireland 1.9%
2,377,800	United Drug	$8,145
	Irish Pharmaceutical Wholesaler & Outsourcer
		8,145
	> Iceland 1.2%
4,800,000	Marel (a)	5,081
	Largest Manufacturer of Poultry & Fish Processing Equipment
		5,081
	> Denmark 1.1%
29,000	Novozymes	4,719
	Industrial Enzymes
		4,719
	> France 0.9%
48,000	Neopost	4,123
	Postage Meter Machines
		4,123
	> Belgium 0.5%
33,800	EVS Broadcast Equipment	2,288
	Digital Live Mobile Production Software & Systems
		2,288
Europe: Total		180,616
Asia 29.1%
	> Japan 13.5%
2,115,000	Kansai Paint	19,270
	Paint Producer in Japan, India, China & Southeast Asia
480,000	Asahi Diamond Industrial	10,494
	Consumable Diamond Tools
8,550	Jupiter Telecommunications	9,566
	Largest Cable Service Provider in Japan
4,450	Seven Bank	8,892
	ATM Processing Services
280,000	Gree (a)	6,121
	Mobile Social Networking Game Developer/Platform
110,000	Ain Pharmaciez	4,526
	Dispensing Pharmacy/Drugstore Operator
		58,869
	> Singapore 8.2%
13,130,000	Ascendas REIT	21,838
	Industrial Property Landlord
14,601,100	Mapletree Industrial Trust REIT	13,923
	Industrial Property Landlord
		35,761
	> South Korea 4.4%
79,266	NHN (a)	14,053
	South Korea's Largest Online Search Engine
151,000	Woongjin Coway	5,385
	South Korean Household Appliance Rental Service Provider
		19,438

See accompanying notes to financial statements.

57

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> China 3.0%
6,727,000	Jiangsu Expressway	$6,167
	Chinese Toll Road Operator
2,649,400	Zhaojin Mining Industry	5,466
	Gold Mining & Refining in China
1,655,000	Want Want	1,607
	Chinese Branded Consumer Food Company
		13,240
Asia: Total		127,308
Other Countries 14.2%
	> South Africa 6.0%
1,152,200	Adcock Ingram Holdings	10,123
	Manufacturer of Pharmaceuticals & Medical Supplies
4,902,152	Rand Merchant Insurance	8,954
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
122,700	Naspers	6,931
	Media in Africa, China, Russia & Other Emerging Markets
		26,008
	> Canada 3.0%
210,400	CCL Industries	7,234
	Leading Global Label Manufacturer
125,000	AG Growth	5,936
	Leading Manufacturer of Augers & Grain Handling Equipment
		13,170
	> United States 2.3%
112,000	Atwood Oceanics (a)	4,943
	Offshore Drilling Contractor
67,000	SM Energy	4,923
	Oil & Gas Producer
		9,866
	> Australia 1.8%
540,000	UGL	8,070
	Engineering & Facilities Management
		8,070
	> Israel 1.1%
310,000	Israel Chemicals	4,947
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		4,947
Other Countries: Total		62,061
Latin America 2.4%
	> Colombia 1.9%
260,000	Pacific Rubiales Energy	6,969
	Oil Production & Exploration in Colombia
18,800,000	Quetzal Energy (a)(b)	1,497
	Explores for Oil & Gas in Latin America
		8,466

Number of Shares or Principal Amount (000)		Value (000)
	> Argentina 0.5%
1,000,000	Union Agriculture Group (a)(b)	$2,200
	Farmland Operator in Uruguay
		2,200
Latin America: Total		10,666
Total Equities: 87.0% (Cost: $282,220)		380,651
Short-Term Obligation: 13.5%
	> Repurchase Agreement 13.5%
$58,891	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 9/08/17, market value $60,070 (repurchase proceeds $58,891)	58,891
Total Short-Term Obligation 13.5% (Cost: $58,891)		58,891
Total Investments: 100.5% (Cost: $341,111)(c)(d)		439,542
Cash and Other Assets Less Liabilities: (0.5)%		(2,243)
Total Net Assets: 100%		$437,299

See accompanying notes to financial statements.

58

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $3,697, which represented 0.85% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10	1,000,000	$2,200	$2,200
Quetzal Energy	1/14/11	18,800,000	2,376	1,497
			$4,576	$3,697

(c)  At June 30, 2011, for federal income tax purposes, the cost of investments was $341,111 and net unrealized appreciation was $98,431, consisting of gross unrealized appreciation of $103,528 and gross unrealized depreciation of $5,097.

(d)  On June 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$76,865	17.6
U.S. Dollar	75,976	17.4
British Pound	60,720	13.9
Japanese Yen	58,869	13.5
Singapore Dollar	35,761	8.2
South African Rand	26,008	5.9
Other currencies less than 5% of total net assets	105,343	24.0
	$439,542	100.5

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$5,019	$175,597	$-	$180,616
Asia	-	127,308	-	127,308
Other Countries	23,036	39,025	-	62,061
Latin America	6,969	1,497	2,200	10,666
Total Equities	35,024	343,427	2,200	380,651
Total Short-Term Obligation	-	58,891	-	58,891
Total Investments	$35,024	$402,318	$2,200	$439,542

See accompanying notes to financial statements.

59

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples and consideration of the prioritization of the equity in the company's capital structure.

  There were no significant transfers of financial assets between Levels 1 and 2 during the period.

  The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Latin America
Argentina	$2,200	$-	$-	$-	$-	$-	$-	$2,200
	$2,200	$-	$-	$-	$-	$-	$-	$2,200

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $0. This amount is included in net change unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

60

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At June 30, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$39,408	9.0
Other Industrial Services	36,806	8.4
Machinery	35,859	8.2
Electrical Components	18,621	4.3
Outsourcing Services	8,734	2.0
Conglomerates	5,659	1.3
	145,087	33.2
> Information
Internet Related	20,984	4.8
Instrumentation	16,224	3.7
Financial Processors	12,011	2.7
CATV	9,566	2.2
Gaming Equipment & Services	6,121	1.4
Business Software	2,288	0.5
	67,194	15.3
> Other Industries
Real Estate	42,397	9.7
Transportation	6,167	1.4
	48,564	11.1
> Energy & Minerals
Mining	14,918	3.4
Oil & Gas Producers	13,389	3.1
Oil Services	13,388	3.1
Agricultural Commodities	2,200	0.5
	43,895	10.1
> Finance
Insurance	18,584	4.2
Banks	8,892	2.0
Brokerage & Money Management	4,248	1.0
	31,724	7.2
> Health Care
Pharmaceuticals	18,268	4.2
Health Care Services	7,167	1.6
	25,435	5.8

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Nondurables	7,234	1.7
Other Consumer Services	5,385	1.2
Retail	4,526	1.0
Food & Beverage	1,607	0.4
	18,752	4.3
Total Equities:	380,651	87.0
Short-Term Obligation:	58,891	13.5
Total Investments:	439,542	100.5
Cash and Other Assets Less Liabilities:	(2,243)	(0.5)
Net Assets:	$437,299	100.0

See accompanying notes to financial statements.

61

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/11	06/30/11
Purchases
Consumer Goods & Services
Gaylord Entertainment	0	860,000
Industrial Goods & Services
Quanta Services	0	1,400,000
Information
Finisar	0	324,000
SBA Communications	505,000	755,000
WNS - ADR (India)	4,200,000	4,227,186
Energy & Minerals
Canadian Solar (China)	3,200,000	3,300,000
Health Care
Akorn	1,996,847	2,250,000

	Number of Shares
	03/31/11	06/30/11
Sales
Consumer Goods & Services
Abercrombie & Fitch	1,600,000	1,100,000
Career Education	1,900,000	0
Coach	1,135,000	1,025,000
Hertz	8,650,000	8,400,000
ITT Educational Services	1,000,000	325,000
Safeway	3,600,000	3,000,000
Thor Industries	720,000	0
Industrial Goods & Services
Ametek	1,860,000	1,830,000
ChemSpec International - ADR (China)	1,581,700	1,500,000
Donaldson	800,000	785,000
Nalco Holding Company	1,000,000	0
Pall	860,000	840,000
Waste Management	1,500,000	1,200,000
Information
American Tower	900,000	0
Crown Castle International	1,550,000	1,510,000
Navigant Consulting	2,300,000	813,073
Sanmina-SCI	7,100,000	6,950,000
VisionChina Media - ADR (China)	3,675,000	3,573,400
Energy & Minerals
Pacific Rubiales Energy (Colombia)	3,700,000	2,500,000
Synthesis Energy Systems (China)	4,426,330	3,850,372
Finance
CNO Financial Group	12,500,000	12,300,000
Discover Financial Services	5,150,000	5,050,000
MF Global	6,000,000	5,550,000
Other Industries
JB Hunt Transport Services	1,300,000	1,275,000

See accompanying notes to financial statements.

62

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
		Equities: 95.1%
Consumer Goods & Services 24.2%
	> Retail 9.9%
1,100,000	Abercrombie & Fitch	$73,612
	Teen Apparel Retailer
3,000,000	Safeway	70,110
	Supermarkets
350,000	lululemon athletica (a)(b)	39,137
	Premium Active Apparel Retailer
250,000	Tiffany & Co.	19,630
	Luxury Good Retailer
		202,489
	> Travel 7.8%
8,400,000	Hertz (a)	133,392
	Largest U.S. Rental Car Operator
860,000	Gaylord Entertainment (a)	25,800
	Convention Hotels
		159,192
	> Apparel 3.2%
1,025,000	Coach	65,528
	Designer & Retailer of Branded Leather Accessories
		65,528
	> Casinos & Gaming 1.6%
335,000,000	RexLot Holdings (China)	32,405
	Lottery Equipment Supplier in China
		32,405
	> Educational Services 1.2%
325,000	ITT Educational Services (a)(b)	25,428
	Post-secondary Degree Services
		25,428
	> Food & Beverage 0.3%
1,000,000	GLG Life Tech (Canada) (a)	6,720
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		6,720
	> Other Consumer Services 0.2%
2,300,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(c)	3,381
	Provides Real Estate Services in China
		3,381
Consumer Goods & Services: Total		495,143
Industrial Goods & Services 19.0%
	> Machinery 11.4%
1,830,000	Ametek	82,167
	Aerospace/Industrial Instruments
785,000	Donaldson	47,634
	Industrial Air Filtration
840,000	Pall	47,233
	Filtration & Fluids Clarification
885,000	Kennametal	37,356
	Consumable Cutting Tools
650,000	Oshkosh (a)	18,811
	Specialty Truck Manufacturer
		233,201

Number of Shares		Value (000)
	> Waste Management 2.2%
1,200,000	Waste Management	$44,724
	U.S. Garbage Collection & Disposal
		44,724
	> Other Industrial Services 1.9%
750,000	Expeditors International of Washington	38,392
	International Freight Forwarder
		38,392
	> Industrial Distribution 1.6%
220,000	WW Grainger	33,803
	Industrial Distribution
		33,803
	> Outsourcing Services 1.4%
1,400,000	Quanta Services (a)	28,280
	Electrical & Telecom Construction Services
		28,280
	> Industrial Materials & Specialty Chemicals 0.5%
1,500,000	ChemSpec International - ADR (China) (a)	10,800
	Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing
		10,800
Industrial Goods & Services: Total		389,200
Information 15.3%
	> Mobile Communications 5.3%
1,510,000	Crown Castle International (a)	61,593
	Communications Towers
755,000	SBA Communications (a)	28,833
	Communications Towers
15,000,000	Globalstar (a)(b)(c)	18,450
	Satellite Mobile Voice & Data Carrier
		108,876
	> Contract Manufacturing 3.5%
6,950,000	Sanmina-SCI (a)(c)	71,793
	Electronic Manufacturing Services
		71,793
	> Computer Hardware & Related Equipment 2.0%
750,000	Amphenol	40,493
	Electronic Connectors
		40,493
	> Computer Services 1.8%
4,227,186	WNS - ADR (India) (a)(c)	37,580
	Offshore BPO (Business Process Outsourcing) Services
		37,580
	> Instrumentation 1.0%
120,000	Mettler Toledo (a)	20,240
	Laboratory Equipment
		20,240

See accompanying notes to financial statements.

63

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Advertising 0.5%
3,573,400	VisionChina Media - ADR (China) (a)(b)	$10,113
	Advertising on Digital Screens in China's Mass Transit System
		10,113
	> Business Software 0.5%
182,000	Concur Technologies (a)	9,113
	Web Enabled Cost & Expense Management Software
		9,113
	> Business Information & Marketing Services 0.4%
813,073	Navigant Consulting (a)	8,529
	Financial Consulting Firm
		8,529
	> Telecommunications Equipment 0.3%
324,000	Finisar (a)	5,842
	Optical Sub-systems & Components
		5,842
Information: Total		312,579
Energy & Minerals 14.7%
	> Oil & Gas Producers 9.4%
2,500,000	Pacific Rubiales Energy (Colombia)	67,007
	Oil Production & Exploration in Colombia
30,530,000	Canacol Energy (Colombia) (a)(c)	33,555
4,000,000	Canacol Energy (Colombia) (a)(c)(d)	4,308
	Oil Producer in South America
38,343,900	ShaMaran Petroleum (Iraq) (a)(c)	30,216
	Oil Exploration in Kurdistan
1,450,000	Houston American Energy (b)	26,288
	Oil & Gas Exploration & Production in Colombia
34,856,000	Petrodorado (Colombia) (a)(c)	11,023
17,144,000	Petrodorado - Warrants (Colombia) (a)(c)(d)	1,740
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(c)(d)	11,096
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(c)(d)	1,635
	Oil & Gas Exploration/Production in the North Sea
13,125,000	Petromanas (Canada) (a)(d)	3,868
5,000,000	Petromanas (Canada) (a)	1,503
6,562,500	Petromanas - Warrants (Canada) (a)(d)	167
	Exploring for Oil in Albania
		192,406
	> Alternative Energy 2.4%
3,300,000	Canadian Solar (China) (a)(b)(c)	37,950
	Solar Cell & Module Manufacturer
3,850,372	Synthesis Energy Systems (China) (a)(b)(c)	7,200
	Owner/Operator of Gasification Plants
1,600,000	Real Goods Solar (a)(c)	4,736
	Residential Solar Energy Installer
		49,886

Number of Shares		Value (000)
	> Agricultural Commodities 1.6%
9,090,909	Union Agriculture Group (Argentina) (a)(d)	$20,000
	Farmland Operator in Uruguay
38,000,000	Eacom Timber (Canada) (a)(c)(d)	11,970
	Canadian Lumber Producer
		31,970
	> Mining 0.8%
1,000,000	Kirkland Lake Gold (Canada) (a)	15,760
	Gold Mining
		15,760
	> Oil Services 0.5%
10,885,700	Tuscany International Drilling (Colombia) (a)	10,384
760,000	Tuscany International Drilling - Warrants (Colombia) (a)	28
	South America-based Drilling Rig Contractor
		10,412
Energy & Minerals: Total		300,434
Finance 14.7%
	> Credit Cards 6.6%
5,050,000	Discover Financial Services	135,088
	Credit Card Company
		135,088
	> Insurance 4.8%
12,300,000	CNO Financial Group (a)	97,293
	Life, Long-term Care & Medical Supplement Insurance
		97,293
	> Brokerage & Money Management 3.3%
5,550,000	MF Global (a)	42,957
	Futures Broker
1,100,000	SEI Investments	24,761
	Mutual Fund Administration & Investment Management
		67,718
Finance: Total		300,099
Other Industries 5.5%
	> Transportation 2.9%
1,275,000	JB Hunt Transport Services	60,040
	Truck & Intermodal Carrier
		60,040
	> Real Estate 1.8%
1,900,000	BioMed Realty Trust	36,556
	Life Science-focused Office Buildings
		36,556
	> Regulated Utilities 0.8%
500,000	Wisconsin Energy	15,675
	Wisconsin Utility
		15,675
Other Industries: Total		112,271

See accompanying notes to financial statements.

64

Number of Shares or Principal Amount (000)		Value (000)
Health Care 1.7%
	> Biotechnology & Drug Delivery 0.9%
2,000,000	NPS Pharmaceuticals (a)	$18,900
	Orphan Drugs & Healthy Royalties
		18,900
	> Pharmaceuticals 0.8%
2,250,000	Akorn (a)	15,750
	Develops, Manufactures & Sells Specialty Generic Drugs
		15,750
Health Care: Total		34,650
Total Equities: 95.1% (Cost: $1,465,678)		1,944,376
Securities Lending Collateral: 3.0%
61,633,705	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.00%)	61,634
Total Securities Lending Collateral: (Cost: $61,634)		61,634
Short-Term Obligation 4.6%
	> Repurchase Agreement 4.6%
$94,733	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 8/18/17, market value $96,628 (repurchase proceeds $94,733)	94,733
		94,733
Total Short-Term Obligation: (Cost: $94,733)		94,733
Total Investments: 102.7% (Cost: $1,622,045)(f)		2,100,743
Obligation to Return Collateral for Securities Loaned: (3.0)%		(61,634)
Cash and Other Assets Less Liabilities: 0.3%		5,958
Total Net Assets: 100.0%		$2,045,067

ADR = American Depositary Receipts

See accompanying notes to financial statements.

65

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2011. The total market value of Fund securities on loan at June 30, 2011 was $59,666.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/11	Value	Dividend
Canacol Energy	36,240,000	-	1,710,000	34,530,000	$37,863	$-
Canadian Overseas Petroleum+	16,800,000	36,000,000	16,800,000	36,000,000	12,731	-
Canadian Solar	3,200,000	100,000	-	3,300,000	37,950	-
Eacom Timber	38,000,000	-	-	38,000,000	11,970	-
Globalstar	15,000,000	-	-	15,000,000	18,450	-
IFM Investments (Century 21 China RE) - ADR	2,300,000	-	-	2,300,000	3,381	-
Petrodorado+	45,544,000	6,456,000	-	52,000,000	12,763	-
Real Goods Solar	1,500,000	100,000	-	1,600,000	4,736	-
Sanmina-SCI	7,100,000	-	150,000	6,950,000	71,793	-
ShaMaran Petroleum	35,950,000	2,843,100	449,200	38,343,900	30,216	-
Synthesis Energy Systems	4,500,000	-	649,628	3,850,372	7,200	-
Tuscany International Drilling*+	13,224,000	-	1,578,300	11,645,700	10,412	-
VisionChina Media - ADR*	3,675,000	-	101,600	3,573,400	10,113	-
WNS - ADR	4,200,000	27,186	-	4,227,186	37,580	-
Total of Affiliated Transactions	227,233,000	45,526,286	21,438,728	251,320,558	$307,158	$-

*  At June 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

+  Includes the effects of a corporate action.

  The aggregate cost and value of these affiliated companies at June 30, 2011, were $368,957 and $286,633, respectively. Investments in affiliated companies represented 14.0% of the Fund's total net assets at June 30, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the value of these securities amounted to $54,784, which represented 2.68% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10	9,090,909	$20,000	$20,000
Eacom Timber	3/17/10	38,000,000	18,812	11,970
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260	11,096
Canacol Energy	4/15/10	4,000,000	2,963	4,308
Petromanas	5/20/10	13,125,000	4,561	3,868
Petrodorado - Warrants	11/20/09	17,144,000	2,118	1,740
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,502	1,635
Petromanas - Warrants	5/20/10	6,562,500	380	167
			$60,596	$54,784

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2011, for federal income tax purposes, the cost of investments was $1,622,045 and net unrealized appreciation was $478,698, consisting of gross unrealized appreciation of $688,871 and gross unrealized depreciation of $210,173.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See accompanying notes to financial statements.

66

> Notes to Statement of Investments (dollar values in thousands)

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$462,738	$32,405	$—	$495,143
Industrial Goods & Services	389,200	—	—	389,200
Information	312,579	—	—	312,579
Energy & Minerals	245,650	34,784	20,000	300,434
Finance	300,099	—	—	300,099
Other Industries	112,271	—	—	112,271
Health Care	34,650	—	—	34,650
Total Equities	1,857,187	67,189	20,000	1,944,376
Total Securities Lending Collateral	61,634	—	—	61,634
Total Short-Term Obligation	—	94,733	—	94,733
Total Investments	$1,918,821	$161,922	$20,000	$2,100,743

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stocks using a model based on Black Scholes.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities
Energy & Minerals	$20,000	$-	$-	$-	$-	$-	$-	$20,000
	$20,000	$-	$-	$-	$-	$-	$-	$20,000

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $0. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

67

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
	> Affiliated Stock Funds: 60.6%
1,221	Columbia Dividend Income Fund, Class I	$16,734
394	Columbia Acorn International, Class I	16,221
577	Columbia Marsico Growth Fund, Class I	12,678
396	Columbia Acorn Fund, Class I	12,664
301	Columbia Acorn Select, Class I	8,493
652	Columbia Large Cap Enhanced Core Fund, Class I	8,439
555	Columbia Contrarian Core Fund, Class I	8,392
Total Stock Funds: (Cost: $65,310)		83,621
	> Affiliated Bond Funds: 39.2%
2,969	Columbia Intermediate Bond Fund, Class I	27,015
1,450	Columbia U.S. Treasury Index Fund, Class I	16,237
1,120	Columbia Income Opportunities Fund, Class I	10,804
Total Bond Funds: (Cost: $53,022)		54,056

Principal Amount (000)		Value (000)
Short-Term Obligation: 0.4%
	> Repurchase Agreement: 0.4%
$478	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 8/18/17, market value $490 (repurchase proceeds $478)	$478
Total Short-Term Obligation: (Cost: $478)		478
Total Investments: 100.2% (Cost: $118,810)(a)		138,155
Cash and Other Assets Less Liabilities: (0.2)%		(216)
Total Net Assets: 100.0%		$137,939

> Notes to Statement of Investments (dollar values in thousands)

(a)  At June 30, 2011, for federal income tax purposes, the cost of investments was $118,810 and net unrealized appreciation was $19,345, consisting of gross unrealized appreciation of $19,646 and gross unrealized depreciation of $301.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$83,621	$-	$-	$83,621
Total Bond Funds	54,056	-	-	54,056
Total Short-Term Obligation	-	478	-	478
Total Investments	$137,677	$478	$-	$138,155

  The Fund's assets assigned to the Level 2 category include certain short-term obligations generally valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  For more information on valuation inputs, and their aggregation into the levels used in table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

68

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69

Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2011	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,331,368	$4,336,507	$1,239,910	$282,220	$1,158,355	$—
Affiliated investments, at cost (See Note 4)	2,325,878	85,252	4,479	—	368,957	118,332
Repurchase agreements, at cost	534,686	226,923	15,821	58,891	94,733	478
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $340,090; Columbia Acorn International $88,468; Columbia Acorn USA $12,520; Columbia Acorn International Select $—; Columbia Acorn Select $59,666; Columbia Thermostat Fund $—)	$15,285,789	$6,138,447	$1,910,189	$380,651	$1,719,377	$—
Affiliated investments, at value (See Note 4)	3,845,216	104,674	3,798	—	286,633	137,677
Repurchase agreements, at value	534,686	226,923	15,821	58,891	94,733	478
Cash	2,224	— *	—	1	1	1
Foreign currency (cost: Columbia Acorn Fund $2,127; Columbia Acorn International $38,419; Columbia Acorn International Select $525; Columbia Acorn Select $151)	2,150	38,737	—	526	151	—
Net unrealized appreciation on forward foreign currency exchange contracts	—	3,057	—	—	—	—
Receivable for:
Investments sold	46,268	14,133	4,998	—	18,286	174
Fund shares sold	16,431	19,476	1,248	407	1,206	65
Dividends and interest	8,993	6,343	693	329	1,378	—
Securities lending income	200	105	15	8	55	—
Foreign tax reclaims	296	1,706	—	124	—	—
Expense reimbursement due from Adviser	—	—	—	— *	—	27
Trustees' Deferred Compensation Investments	2,417	687	197	39	250	23
Other assets	147	48	24	3	10	17
Total Assets	19,744,817	6,554,336	1,936,983	440,979	2,122,080	138,462
Liabilities:
Collateral on securities loaned	352,904	90,621	12,944	—	61,634	—
Net unrealized depreciation on forward foreign currency exchange contracts	—	2,796	—	—	—	—
Payable for:
Investments purchased	77,052	9,632	5,767	2,829	8,297	—
Fund shares redeemed	45,467	4,970	3,949	258	4,551	335
Management fee	9,786	3,956	1,299	339	1,340	11
Administration fee	578	197	57	14	62	4
12b-1 Service & Distribution fees	1,591	281	76	26	205	43
Reports to shareholders	821	395	84	74	264	70
Deferred Trustees' fees	2,417	687	197	39	250	23
Transfer agent fees	2,066	354	236	38	356	24
Trustees' fees	18	—	1	—	2	—
Professional fee	140	63	21	22	20	13
Custody fees	75	509	3	32	25	—
Foreign capital gains tax	—	201	—	—	—	—
Other liabilities	43	14	4	9	7	—
Total Liabilities	492,958	114,676	24,638	3,680	77,013	523
Net Assets	$19,251,859	$6,439,660	$1,912,345	$437,299	$2,045,067	$137,939
Composition of Net Assets:
Paid in capital	$11,501,455	$4,977,351	$1,263,898	$345,003	$1,567,317	$143,450
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	(101,213)	(102,703)	(5,413)	(4,301)	(53,711)	1,525
Accumulated net realized gain/(loss)	377,782	(256,826)	(15,738)	(1,843)	52,764	(26,381)
Net unrealized appreciation/(depreciation) on:
Investments	7,473,759	1,821,362	669,598	98,431	478,698	19,345
Foreign capital gains tax	—	(201)	—	—	—	—
Foreign currency translations	76	677	—	9	(1)	—
Net Assets	$19,251,859	$6,439,660	$1,912,345	$437,299	$2,045,067	$137,939
Net asset value per share – Class A (a)	$30.95	$41.02	$30.01	$28.69	$27.50	$12.98
(Net assets/shares)	($3,926,256/126,838)	($908,471/22,149)	($212,735/7,088)	($71,320/2,486)	($509,474/18,526)	($54,090/4,166)
Maximum offering price per share – Class A (b)	$32.84	$43.52	$31.84	$30.44	$29.18	$13.77
(Net asset value per share/front- end sales charge)	($30.95/0.9425)	($41.02/0.9425)	($30.01/0.9425)	($28.69/0.9425)	($27.50/0.9425)	($12.98/0.9425)
Net asset value and offering price per share – Class B (a)	$28.62	$39.97 (d)	$27.79 (d)	$27.42 (d)	$25.70	$13.04
(Net assets/shares)	($188,366/6,581)	($23,575/590)	($7,112/255)	($2,563/93)	($53,225/2,071)	($21,615/1,658)
Net asset value and offering price per share – Class C (a)	$28.30	$39.82	$27.57 (d)	$27.29	$25.49 (d)	$13.02
(Net assets/shares)	($876,147/30,954)	($100,222/2,517)	($36,348/1,319)	($11,463/420)	($87,862/3,446)	($22,788/1,750)
Net asset value and offering price per share – Class I	$31.96 (d)	$41.15 (d)	$31.18 (d)	$29.00	$28.25 (d)
(Net assets/shares)	($12,665/396)	($27,769/675)	($3,211/103)	($3/0**)	($8,496/301)
Net asset value and offering price per share – Class Z (c)	$31.95	$41.13	$31.17	$28.98	$28.25	$12.86
(Net assets/shares)	($14,248,425/446,005)	($5,379,623/130,798)	($1,652,939/53,033)	($351,950/12,145)	($1,386,010/49,056)	($39,446/3,068)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

(d)  Due to rounding of shares outstanding.

*  Rounds to less than $500.

**  Rounds to less than 500 shares.

See accompanying notes to financial statements.

70

Columbia Acorn Family of Funds

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2011

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$62,270	$84,948	$4,453	$5,929	$6,882	$—
Dividend income from affiliates (See Note 4)	5,944	2,397	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	2,023
Interest income	167	95	4	6	26	—	*
Securitites lending income, net	1,053	454	95	14	131	—
	69,434	87,894	4,552	5,949	7,039	2,023
Foreign taxes withheld	(1,493)	(7,054)	(8)	(471)	(88)	—
Total Investment Income	67,941	80,840	4,544	5,478	6,951	2,023
Expenses:
Management fee	59,852	23,819	7,935	2,084	8,907	68
Administration fee	3,530	1,184	349	84	414	26
12b-1 Service and Distribution fees:
Class A	4,732	1,083	271	90	671	60
Class B	903	99	31	11	237	99
Class C	4,258	547	180	58	468	112
Transfer agent fees:
Class A	1,554	593	94	57	276	32
Class B	347	41	14	5	86	28
Class C	472	83	20	12	68	17
Class Z	2,623	1,225	415	57	445	9
Custody fees	649	2,120	28	118	156	—
Trustees' fees	538	176	51	15	66	5
Reports to shareholders	1,018	548	169	70	259	56
Professional fees	559	208	61	32	71	13
Chief compliance officer expenses (See Note 4)	258	79	25	7	34	2
Other expenses	359	168	76	59	97	41
Total expenses	81,652	31,973	9,719	2,759	12,255	568
Less custody fees paid indirectly	— *	— *	— *	— *	— *	—
Less reimbursement of expenses by Investment Adviser	—	—	—	— *	—	(129)
Net Expenses	81,652	31,973	9,719	2,759	12,255	439
Net Investment Income/(Loss)	(13,711)	48,867	(5,175)	2,719	(5,304)	1,584
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	381,947	133,208	13,002	34,920	175,643	3,561
Affiliated investments (See Note 4)	11,248	(2,643)	—	—	(2,797)	—
Foreign currency transactions and forward foreign currency exchange contracts	146	1,067	—	(52)	(65)	—
Distributions from affiliated investment company shares	—	—	—	—	—	156
Net realized gain	393,341	131,632	13,002	34,868	172,781	3,717
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	507,051	14,580	154,928	(21,427)	(79,517)	—
Affiliated investments (See Note 4)	397,583	2,549	504	—	(89,482)	552
Foreign currency translations and forward foreign currency exchange contracts	46	(11,766)	—	(3)	(2)	—
Foreign capital gains tax	—	306	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	904,680	5,669	155,432	(21,430)	(169,001)	552
Net realized and unrealized gain	1,298,021	137,301	168,434	13,438	3,780	4,269
Net Increase/(Decrease) in Net Assets resulting from Operations	$1,284,310	$186,168	$163,259	$16,157	$(1,524)	$5,853

*  Rounds to less than $500.

See accompanying notes to financial statements.

71

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2011	2010 (a)(b)	2011	2010 (a)(b)	2011	2010 (a)(b)
Operations:
Net investment income/(loss)	$(13,711)	$(7,374)	$48,867	$45,340	$(5,175)	$(5,972)
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	382,093	971,334	134,275	276,374	13,002	96,553
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	11,248	139,546	(2,643)	5,786	—	(1,208)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	507,097	1,864,571	3,120	752,452	154,928	224,623
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	397,583	758,959	2,549	6,050	504	4,434
Net Increase/(Decrease) from Operations	1,284,310	3,727,036	186,168	1,086,002	163,259	318,430
Distributions to Shareholders From:
Net investment income – Class A	(2,047)	(2,387)	(21,972)	(12,578)	—	—
Net realized gain – Class A	(38,150)	(100,919)	—	—	—	—
Net investment income – Class B	—	—	(600)	(290)	—	—
Net realized gain – Class B	(2,204)	(9,116)	—	—	—	—
Net investment income – Class C	—	—	(2,369)	(714)	—	—
Net realized gain – Class C	(9,366)	(25,102)	—	—	—	—
Net investment income – Class I	(34)	— *	(676)	(9)	—	—
Net realized gain – Class I	(119)	— *	—	—	—	—
Net investment income – Class Z	(36,823)	(18,634)	(131,455)	(109,328)	—	—
Net realized gain – Class Z	(134,735)	(361,156)	—	—	—	—
Total Distributions to Shareholders	(223,478)	(517,314)	(157,072)	(122,919)	—	—
Share Transactions:
Subscriptions – Class A	513,660	843,928	183,011	317,458	24,680	55,029
Distributions reinvested – Class A	36,444	94,158	18,983	10,862	—	—
Redemptions – Class A	(481,606)	(866,166)	(107,204)	(221,501)	(45,052)	(59,786)
Net Increase/(Decrease) – Class A	68,498	71,920	94,790	106,819	(20,372)	(4,757)
Subscriptions – Class B	278	989	58	35	4	2
Distributions reinvested – Class B	1,814	7,325	494	260	—	—
Redemptions – Class B	(114,111)	(312,686)	(6,359)	(15,278)	(2,795)	(13,951)
Net Decrease – Class B	(112,019)	(304,372)	(5,807)	(14,983)	(2,791)	(13,949)
Subscriptions – Class C	66,633	76,903	11,504	24,476	1,195	1,669
Distributions reinvested – Class C	7,134	19,273	1,844	590	—	—
Redemptions – Class C	(71,870)	(145,469)	(24,543)	(17,799)	(3,930)	(4,671)
Net Increase/(Decrease) – Class C	1,897	(49,293)	(11,195)	7,267	(2,735)	(3,002)
Subscriptions – Class I	4,307	13,063	8,133	66,675	10,803	28,852
Distributions reinvested – Class I	153	—	675	9	—	—
Redemptions – Class I	(4,183)	(1,538)	(48,107)	(2,003)	(38,271)	(293)
Net Increase/(Decrease) – Class I	277	11,525	(39,299)	64,681	(27,468)	28,559
Subscriptions – Class Z	1,182,084	2,077,687	589,377	1,216,447	234,528	260,284
Distributions reinvested – Class Z	145,609	324,149	91,324	76,344	—	—
Redemptions – Class Z	(1,194,031)	(1,969,778)	(433,689)	(726,019)	(130,622)	(276,628)
Net Increase/(Decrease) – Class Z	133,662	432,058	247,012	566,772	103,906	(16,344)
Net Increase/(Decrease) from Share Transactions	92,315	161,838	285,501	730,556	50,540	(9,493)
Redemption Fees	—	—	—	239	—	—
Increase from regulatory settlements (See Note 9)	—	1	—	447	—	—
Total Increase/(Decrease) in Net Assets	1,153,147	3,371,561	314,597	1,694,325	213,799	308,937
Net Assets:
Beginning of period	18,098,712	14,727,151	6,125,063	4,430,738	1,698,546	1,389,609
End of period	$19,251,859	$18,098,712	$6,439,660	$6,125,063	$1,912,345	$1,698,546
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(101,213)	$(48,598)	$(102,703)	$5,502	$(5,413)	$(238)

(a)  Class I Shares commenced operations on September 27, 2010.

(b)  Class I Shares reflect activity for the period September 27, 2010 through December 31, 2010.

*  Rounds to less than $500.

See accompanying notes to financial statements.

72

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2011	2010 (a)(b)	2011	2010 (a)(b)	2011	2010
Operations:
Net investment income/(loss)	$2,719	$2,667	$(5,304)	$(11,783)	$1,584	$1,806
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	34,868	42,527	175,578	59,672	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	—	—	(2,797)	(38,281)	3,717	(1,976)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(21,430)	38,193	(79,519)	283,123	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	—	—	(89,482)	123,090	552	19,741
Net Increase/(Decrease) from Operations	16,157	83,387	(1,524)	415,821	5,853	19,571
Distributions to Shareholders From:
Net investment income – Class A	(770)	(776)	(7,162)	—	(625)	(678)
Net realized gain – Class A	—	—	—	—	—	—
Net investment income – Class B	(16)	(25)	(500)	—	(249)	(239)
Net realized gain – Class B	—	—	—	—	—	—
Net investment income – Class C	(50)	(65)	(672)	—	(191)	(124)
Net realized gain – Class C	—	—	—	—	—	—
Net investment income – Class I	— *	—	(141)	—	—	—
Net realized gain – Class I	—	—	—	—	—	—
Net investment income – Class Z	(5,052)	(5,241)	(22,715)	—	(473)	(625)
Net realized gain – Class Z	—	—	—	—	—	—
Total Distributions to Shareholders	(5,888)	(6,107)	(31,190)	—	(1,538)	(1,666)
Share Transactions:
Subscriptions – Class A	10,119	18,214	40,885	115,498	12,599	8,937
Distributions reinvested – Class A	667	675	6,307	—	501	609
Redemptions – Class A	(12,913)	(23,778)	(85,032)	(187,411)	(5,038)	(13,847)
Net Increase/(Decrease) – Class A	(2,127)	(4,889)	(37,840)	(71,913)	8,062	(4,301)
Subscriptions – Class B	2	— *	69	34	45	4
Distributions reinvested – Class B	13	22	391	—	181	218
Redemptions – Class B	(557)	(1,418)	(18,583)	(30,406)	(8,198)	(8,516)
Net Decrease – Class B	(542)	(1,396)	(18,123)	(30,372)	(7,972)	(8,294)
Subscriptions – Class C	636	1,883	2,746	6,743	2,665	3,195
Distributions reinvested – Class C	40	55	495	—	149	109
Redemptions – Class C	(1,405)	(3,121)	(12,612)	(19,302)	(2,602)	(5,530)
Net Increase/(Decrease) – Class C	(729)	(1,183)	(9,371)	(12,559)	212	(2,226)
Subscriptions – Class I	—	3	3,155	8,577	—	—
Distributions reinvested – Class I	—	—	141	—	—	—
Redemptions – Class I	—	—	(2,611)	(931)	—	—
Net Increase/(Decrease) – Class I	—	3	685	7,646	—	—
Subscriptions – Class Z	28,129	67,172	108,942	358,116	5,619	7,895
Distributions reinvested – Class Z	1,771	1,451	17,488	—	410	560
Redemptions – Class Z	(52,139)	(96,502)	(266,855)	(328,729)	(3,982)	(18,853)
Net Increase/(Decrease) – Class Z	(22,239)	(27,879)	(140,425)	29,387	2,047	(10,398)
Net Increase/(Decrease) from Share Transactions	(25,637)	(35,344)	(205,074)	(77,811)	2,349	(25,219)
Redemption Fees	—	10	—	—	—	—
Increase from regulatory settlements (See Note 9)	—	46	—	—	—	—
Total Increase/(Decrease) in Net Assets	(15,368)	41,992	(237,788)	338,010	6,664	(7,314)
Net Assets:
Beginning of period	452,667	410,675	2,282,855	1,944,845	131,275	138,589
End of period	$437,299	$452,667	$2,045,067	$2,282,855	$137,939	$131,275
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(4,301)	$(1,132)	$(53,711)	$(17,217)	$1,525	$1,479

See accompanying notes to financial statements.

73

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2011	2010 (a)(b)	2011	2010 (a)(b)	2011	2010 (a)(b)
Subscriptions – Class A	17,024	32,735	4,451	8,744	852	2,334
Shares issued in reinvestment – Class A	1,237	3,306	463	325	—	—
Less shares redeemed – Class A	(15,908)	(34,053)	(2,601)	(6,188)	(1,539)	(2,521)
Net Increase/(Decrease) – Class A	2,353	1,988	2,313	2,881	(687)	(187)
Subscriptions – Class B	10	38	2	1	— *	— *
Shares issued in reinvestment – Class B	66	276	12	9	—	—
Less shares redeemed – Class B	(4,094)	(13,126)	(159)	(444)	(105)	(636)
Net Decrease – Class B	(4,018)	(12,812)	(145)	(434)	(105)	(636)
Subscriptions – Class C	2,406	3,197	288	700	45	76
Shares issued in reinvestment – Class C	265	733	46	19	—	—
Less shares redeemed – Class C	(2,599)	(6,190)	(605)	(519)	(148)	(214)
Net Increase/(Decrease) – Class C	72	(2,260)	(271)	200	(103)	(138)
Subscriptions – Class I	138	436	196	1,677	361	1,025
Shares issued in reinvestment – Class I	5	—	17	— *	—	—
Less shares redeemed – Class I	(132)	(51)	(1,165)	(50)	(1,273)	(10)
Net Increase/(Decrease) – Class I	11	385	(952)	1,627	(912)	1,015
Subscriptions – Class Z	37,835	78,950	14,274	33,971	7,994	10,643
Shares issued in reinvestment – Class Z	4,790	11,048	2,222	2,239	—	—
Less shares redeemed – Class Z	(38,207)	(74,926)	(10,531)	(20,195)	(4,340)	(11,173)
Net Increase/(Decrease) – Class Z	4,418	15,072	5,965	16,015	3,654	(530)
Net Increase/(Decrease) in Shares of Beneficial Interest	2,836	2,373	6,910	20,289	1,847	(476)

(a)  Class I Shares commenced operations on September 27, 2010.

(b)  Class I Shares reflect activity for the period September 27, 2010 through December 31, 2010.

*  Rounds to less than 500.

See accompanying notes to financial statements.

74

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2011	2010 (a)(b)	2011	2010 (a)(b)	2011	2010
Subscriptions – Class A	355	746	1,468	4,815	977	765
Shares issued in reinvestment – Class A	23	31	242	—	39	56
Less shares redeemed – Class A	(451)	(982)	(3,056)	(7,851)	(391)	(1,223)
Net Increase/(Decrease) – Class A	(73)	(205)	(1,346)	(3,036)	625	(402)
Subscriptions – Class B	— *	— *	3	2	4	— *
Shares issued in reinvestment – Class B	— *	1	16	—	14	21
Less shares redeemed – Class B	(20)	(62)	(719)	(1,342)	(634)	(744)
Net Decrease – Class B	(20)	(61)	(700)	(1,340)	(616)	(723)
Subscriptions – Class C	23	83	106	299	207	275
Shares issued in reinvestment – Class C	1	2	21	—	12	10
Less shares redeemed – Class C	(51)	(138)	(492)	(870)	(202)	(485)
Net Increase/(Decrease) – Class C	(27)	(53)	(365)	(571)	17	(200)
Subscriptions – Class I	—	— *	111	305	—	—
Shares issued in reinvestment – Class I	—	—	5	—	—	—
Less shares redeemed – Class I	—	—	(88)	(32)	—	—
Net Increase/(Decrease) – Class I	—	— *	28	273	—	—
Subscriptions – Class Z	973	2,699	3,786	14,221	443	697
Shares issued in reinvestment – Class Z	61	66	654	—	32	51
Less shares redeemed – Class Z	(1,812)	(3,845)	(9,298)	(13,400)	(311)	(1,710)
Net Increase/(Decrease) – Class Z	(778)	(1,080)	(4,858)	821	164	(962)
Net Increase/(Decrease) in Shares of Beneficial Interest	(898)	(1,399)	(7,241)	(3,853)	190	(2,287)

See accompanying notes to financial statements.

75

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$30.19		$24.68	$17.71	$29.61	$29.71		$28.17
Income from Investment Operations
Net investment income/(loss) (a)	(0.00	)(b)	0.02	0.04	0.06	0.15	(c)	0.13
Net realized and unrealized gain/(loss)	2.15		6.37	6.98	(11.29)	2.17		3.92
Total from Investment Operations	2.15		6.39	7.02	(11.23)	2.32		4.05
Less Distributions to Shareholders
From net investment income	(0.09)		(0.04)	(0.05)	(0.01)	(0.12)		(0.13)
From net realized gains	(0.30)		(0.84)	—	(0.66)	(2.30)		(2.38)
Total Distributions to Shareholders	(0.39)		(0.88)	(0.05)	(0.67)	(2.42)		(2.51)
Increase from regulatory settlements	—		0.00 (b)	0.00 (b)	—	—		—
Net Asset Value, End of Period	$31.95		$30.19	$24.68	$17.71	$29.61		$29.71
Total Return (d)	7.18	%(e)	26.00%	39.65%	(38.55)%	7.69	%(f)(g)	14.45	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	0.75	%(i)	0.76%	0.77%	0.76%	0.74%		0.74%
Net investment income/(loss) (h)	(0.03	)%(i)	0.09%	0.18%	0.26%	0.46%		0.45%
Waiver/Reimbursement	—		—	—	—	0.00	%(j)	0.01%
Portfolio turnover rate	8	%(e)	28%	27%	21%	20%		22%
Net assets at end of period (in millions)	$14,248		$13,330	$10,527	$7,446	$13,038		$12,128

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

Columbia Acorn International

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$40.92		$34.26		$23.13		$43.60		$40.31		$33.44
Income from Investment Operations
Net investment income (a)	0.33		0.35		0.34		0.60		0.43		0.35
Net realized and unrealized gain/(loss)	0.90		7.23		11.31		(20.26)		6.56		10.94
Total from Investment Operations	1.23		7.58		11.65		(19.66)		6.99		11.29
Less Distributions to Shareholders
From net investment income	(1.02)		(0.92)		(0.53)		(0.21)		(0.34)		(0.51)
From net realized gains	—		—		—		(0.60)		(3.36)		(3.91)
Total Distributions to Shareholders	(1.02)		(0.92)		(0.53)		(0.81)		(3.70)		(4.42)
Redemption Fees
Redemption fees added to paid in capital	—		0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)
Increase from regulatory settlements	—		0.00	(b)	0.01		—		—		—
Net Asset Value, End of Period	$41.13		$40.92		$34.26		$23.13		$43.60		$40.31
Total Return (c)	3.02	%(d)	22.70%		50.97%		(45.89)%		17.28	%(e)	34.53	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.95	%(g)	0.97%		0.99%		0.96%		0.91%		0.94%
Net investment income (f)	1.63	%(g)	0.99%		1.23%		1.72%		0.96%		0.92%
Waiver/Reimbursement	—		—		—		—		0.00	%(h)	0.01%
Portfolio turnover rate	12	%(d)	25%		31%		38%		28%		31%
Net assets at end of period (in millions)	$5,380		$5,108		$3,728		$2,372		$4,918		$3,836

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

76

Columbia Acorn USA

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$28.56		$23.19	$16.39	$27.97	$28.66		$27.03
Income from Investment Operations
Net investment loss (a)	(0.07)		(0.08)	(0.07)	(0.07)	(0.01	)(b)	(0.02)
Net realized and unrealized gain/(loss)	2.68		5.45	6.87	(10.55)	1.03		2.26
Total from Investment Operations	2.61		5.37	6.80	(10.62)	1.02		2.24
Less Distributions to Shareholders
From net realized gains	—		—	—	(0.96)	(1.71)		(0.61)
Increase from regulatory settlements	—		—	0.00 (c)	—	—		—
Net Asset Value, End of Period	$31.17		$28.56	$23.19	$16.39	$27.97		$28.66
Total Return (d)	9.14	%(e)	23.16%	41.49%	(39.22)%	3.46	%(f)(g)	8.28	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	0.99	%(i)	1.01%	1.03%	1.01%	0.98%		0.98%
Net investment loss (h)	(0.50	)%(i)	(0.34)%	(0.36)%	(0.32)%	(0.03)%		(0.07)%
Waiver/Reimbursement	—		—	—	—	0.00	%(j)	0.01%
Portfolio turnover rate	9	%(e)	32%	28%	23%	21%		13%
Net assets at end of period (in millions)	$1,653		$1,410	$1,158	$758	$1,214		$1,214

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

Columbia Acorn International Select

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$28.33		$23.64		$18.19		$32.02		$27.97		$20.57
Income from Investment Operations
Net investment income (a)	0.19	(b)	0.18		0.17		0.28		0.14	(c)	0.10
Net realized and unrealized gain/(loss)	0.87		4.89		5.50		(13.53)		5.96		7.35
Total from Investment Operations	1.06		5.07		5.67		(13.25)		6.10		7.45
Less Distributions to Shareholders
From net investment income	(0.41)		(0.38)		(0.24)		(0.04)		(0.28)		(0.05)
From net realized gains	—		—		—		(0.54)		(1.77)		—
Total Distributions to Shareholders	(0.41)		(0.38)		(0.24)		(0.58)		(2.05)		(0.05)
Redemption Fees
Redemption fees added to paid in capital	—		0.00	(a)(d)	0.00	(a)(d)	0.00	(a)(d)	0.00	(a)(d)	0.00	(a)(d)
Increase from regulatory settlements	—		0.00	(d)	0.02		—		—		—
Net Asset Value, End of Period	$28.98		$28.33		$23.64		$18.19		$32.02		$27.97
Total Return (e)	3.74	%(f)	21.89%		31.52%		(42.10)%		21.86	%(g)	36.27	%(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.15	%(i)	1.16%		1.20%		1.21%		1.18%		1.27%
Net investment income (h)	1.33	%(i)	0.75%		0.84%		1.09%		0.44%		0.44%
Waiver/Reimbursement	—		—		—		—		0.00	%(j)	0.01%
Portfolio turnover rate	21	%(f)	42%		56%		68%		57%		47%
Net assets at end of period (in millions)	$352		$366		$331		$186		$204		$129

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008		2007		2006
Net Asset Value, Beginning of Period	$28.73		$23.38	$14.07	$28.41		$26.59		$22.77
Income from Investment Operations
Net investment loss (a)	(0.05)		(0.10)	(0.08)	(0.12)		(0.07)		(0.06)
Net realized and unrealized gain/(loss)	0.03		5.45	9.39	(13.53)		2.53		4.51
Total from Investment Operations	(0.02)		5.35	9.31	(13.65)		2.46		4.45
Less Distributions to Shareholders
From net investment income	(0.46)		—	—	—		—		(0.04)
From net realized gains	—		—	—	(0.69)		(0.64)		(0.59)
Total Distributions to Shareholders	(0.46)		—	—	(0.69)		(0.64)		(0.63)
Net Asset Value, End of Period	$28.25		$28.73	$23.38	$14.07		$28.41		$26.59
Total Return (b)	0.02	%(c)	22.88%	66.17%	(49.18	)%(d)	9.20	%(e)	19.68	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.97	%(g)	0.97%	0.99%	0.95%		0.91%		0.96%
Net investment loss (f)	(0.34	)%(g)	(0.41)%	(0.47)%	(0.51)%		(0.24)%		(0.26)%
Waiver/Reimbursement	—		—	—	—		0.00	%(h)	0.02
Portfolio turnover rate	13	%(c)	28%	19%	28%		14%		21%
Net assets at end of period (in millions)	$1,386		$1,549	$1,241	$780		$1,571		$909

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.44		$10.80	$8.19	$12.26	$12.57	$12.50
Income from Investment Operations
Net investment income (a)	0.17		0.21	0.13	0.24	0.52	0.49
Net realized and unrealized gain/(loss)	0.41		1.66	2.51	(3.96)	0.53	0.84
Total from Investment Operations	0.58		1.87	2.64	(3.72)	1.05	1.33
Less Distributions to Shareholders
From net investment income	(0.16)		(0.23)	(0.03)	(0.28)	(0.57)	(0.54)
From net realized gains	—		—	—	(0.07)	(0.79)	(0.72)
Total Distributions to Shareholders	(0.16)		(0.23)	(0.03)	(0.35)	(1.36)	(1.26)
Net Asset Value, End of Period	$12.86		$12.44	$10.80	$8.19	$12.26	$12.57
Total Return (b)(c)	4.66	%(d)	17.58%	32.29%	(30.53)%	8.49%	10.86%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	0.25	%(g)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (f)	2.75	%(g)	1.87%	1.48%	2.23%	4.05%	3.84%
Waiver/Reimbursement	0.11	%(g)	0.12%	0.14%	0.08%	0.15%	0.13%
Portfolio turnover rate	36	%(d)	118%	17%	130%	128%	66%
Net assets at end of period (in millions)	$39		$36	$42	$35	$36	$31

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the Funds) are each a series of Columbia Acorn Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (portfolio funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Adviser). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has five classes of shares – Class A, Class B, Class C, Class I and Class Z – except Columbia Thermostat Fund, which does not have Class I shares. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class I shares.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

The financial highlights for the Fund's Class A, Class B, Class C and Class I shares are presented in a separate semi-annual report.

Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

79

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

Columbia Acorn International may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statements of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statements of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward foreign currency exchange contracts to buy or sell a foreign currency when the Adviser believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

For additional information on derivative instruments, please see Note 5.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. The Adviser does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to a Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned as of June 30, 2011 by each Fund is included in the Statements of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations

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when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$21,020	$496,293
Columbia Acorn International	122,919	—
Columbia Acorn USA	—	—
Columbia Acorn International Select	6,107	—
Columbia Acorn Select	—	—
Columbia Thermostat Fund	1,666	—

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2010, may be available to reduce taxable

81

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2011- 2015	2016	2017	2018	Total
(in thousands)
Columbia Acorn International	$—	$—	$386,385	$—	$386,385
Columbia Acorn USA	—	—	28,408	—	28,408
Columbia Acorn International Select	—	—	36,610	—	36,610
Columbia Acorn Select	—	3,592	115,445	—	119,037
Columbia Thermostat Fund	—	5,193	21,738	2,954	29,885

Capital loss carryforwards that were utilized for the Funds during the year ended December 31, 2010 were as follows:

(in thousands)
Columbia Acorn Fund	$409,911
Columbia Acorn International	238,546
Columbia Acorn USA	85,334
Columbia Acorn International Select	40,289
Columbia Acorn Select	8,679

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Funds is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

Columbia Wanger Asset Management, LLC (CWAM) is a wholly owned subsidiary of Columbia Management, which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

CWAM received a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

For the six months ended June 30, 2011, the Funds' annualized effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.81%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial

82

charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding annually the average daily net assets of the Funds as follows:

Fund	Class Z
Columbia Acorn International Select	1.45%
Columbia Acorn Select	1.35%

This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2012. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Acorn International Select and Columbia Thermostat Fund for the six months ended June 30, 2011, were $363 and $128,651, respectively.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the six months ended June 30, 2011, the annualized effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Investment Distributors, Inc., (CMID) a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMID receives no compensation with respect to Class Z shares.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. For its services, each Fund pays CMIS a monthly fee at the annual rate of $17.00 per open account. CMIS also receives reimbursement from the Fund's for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Class I shares do not pay transfer agent fees.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On December 31, 2010, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 32, 33, 44, 54 and 66, respectively.

During the six months ended June 30, 2011, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers.

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$25,228	$—
Columbia Acorn International	1,372	—
Columbia Acorn USA	578	—
Columbia Acorn International Select	213	—
Columbia Acorn Select	—	24,857

5.  Objectives and Strategies for Investing in Derivative Instruments

Columbia Acorn International uses derivative instruments including forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following note provides more detailed information about the derivative type held by the Columbia Acorn International:

Forward Foreign Currency Exchange Contracts

• The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

• The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to seek to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to seek to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six months ended June 30, 2011, Columbia Acorn International entered into 92 forward foreign currency exchange contracts.

The following table is a summary of the value of Columbia Acorn International's derivative instruments as of June 30, 2011.

  Fair Value of Derivative Instruments

Asset
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized appreciation on forward foreign currency exchange contracts	$3,057
Liability
Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized depreciation on forward foreign currency exchange contracts	$2,796

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The effect of derivative instruments on Columbia Acorn International's Statement of Operations for the six months ended June 30, 2011 was as follows:

Amount of Realized Gain or (Loss) and Change in
Unrealized Appreciation or (Depreciation)
On Derivatives Recognized in Income

	Risk Exposure	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$(84)	$(11,026)

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.125% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the six months ended June 30, 2011. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2012.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2011, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$1,566,628
Proceeds from sales	1,538,048

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$1,008,306
Proceeds from sales	748,658

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$209,631
Proceeds from sales	167,239

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$87,027
Proceeds from sales	149,800

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$277,833
Proceeds from sales	506,800

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$49,334
Proceeds from sales	48,426

8.  Regulatory Settlements with Third Parties

During the year ended December 31, 2010, Columbia Acorn International and Columbia Acorn International Select received payments totaling $446,565 and $46,265, respectively, representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Funds. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

9.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs

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Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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[Excerpt from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2011

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Introduction

The New York Attorney General's Assurance of Discontinuance (Order) entered into by Columbia Management Advisors, LLC (CMA) and Columbia Management Distributors, Inc., (CMDI) in February 2005, allows CMA to manage or advise a mutual fund only if the trustees of the fund appoint a Senior Officer to perform specified duties and responsibilities. Among these responsibilities is "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the Trusts) and each series thereof (the Acorn funds, WAT funds or collectively, the Funds) are overseen by the same Board of Trustees (Board). The Order provides that this Board must determine the reasonableness of proposed management fees by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant.

Management fees are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors. Management fees consist of (1) and (2), but not the other services.

Columbia Wanger Asset Management, LLC (CWAM), is the adviser to the Funds, and at present is wholly owned by Ameriprise Financial, Inc. (Ameriprise). The name Columbia Management or Columbia, is used to refer to the group of entities that manage or provide services to funds bearing the brand name Columbia. These entities include Columbia Management Investment Advisers, (CMIA), the successor entity to CMA, Columbia Management Investment Services, Inc. (CMIS) and Columbia Management Investment Distributors, Inc. (CMID), the successor entity to CMDI. The Columbia asset management business, formerly owned by Bank of America Corporation (Bank of America), is now owned by Ameriprise.

The Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement with Ameriprise providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The sale closed on May 1, 2010. A new advisory agreement is required under these circumstances. In advance of that closing, Columbia and Ameriprise proposed that the Trusts continue, in substance, the then existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They proposed no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The Board of Trustees approved the new advisory agreements, and on May 27, 2010, shareholders voted to approve them too. The investment management team responsible for the Funds remained with CWAM following the Ameriprise acquisition.

The Investment Company Act of 1940 (1940 Act) effectively bars an increase in management fees for two years following a change in ownership of a fund's advisor (other than for bona fide additional investment advisory services); the purpose of this prohibition is to preclude management from financing the purchase through increased advisory fees. Ameriprise has represented to the Board that it intends to comply with these restrictions, and does not seek increased management fees at this time. Rather, Ameriprise seeks only to renew the advisory and related agreements on their existing terms.

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Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMA. Thus, it applies to CMIA and CMID as successors to CMA and CMDI. Under the Order, a fee evaluation must precede the execution of new or the extension of existing advisory and administration services agreements. The existing agreements continue in effect until July 31, 2011.

In conformity with the terms of the Order and past evaluations, this Evaluation addresses only the advisory and administration contracts, and does not extend to the Funds' underwriting and transfer agency agreements.

According to the Order, the Senior Officer's evaluation must consider a number of factors. These factors parallel the standard set forth in the Gartenberg case. They are following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this Evaluation.

Scope of this Evaluation

This Evaluation is qualified in two respects. First, assessing such factors as cost of service, profitability, projected economies of scale, and expected quality of service, involves, at present, a significant element of uncertainty. Ameriprise and Columbia hope to effect cost savings by virtue of the increased scale of their operations. The integration of the two organizations is not, however, complete at this time, so the anticipated benefits are impossible to quantify now and hence cannot effectively be weighed in assessing the reasonableness of the proposed management fee. Profitability data is, to some extent, based on pro forma financial statements. At the same time, Ameriprise and Columbia have assured the Board that the Funds will not suffer diminished services as a result of the combination, nor do they propose to change the fee levels set forth in the existing advisory and administration services agreements. The upshot is that the Fund shareholders will, if the advisory agreements are renewed and asset levels do not decrease, pay no more than they do now, but it is too early to determine whether the change in ownership will result in material changes in the calculus of assessing the fairness of the management fee. Of necessity this must be left to future evaluations.

A second consideration concerns the new funds recently approved by the Board of Trustees. Earlier this year, CWAM and Ameriprise proposed two new Acorn funds: Columbia Acorn Emerging Markets Fund (Acorn Emerging Markets), and Columbia Acorn European Fund (Acorn European). I issued a fee evaluation in February 2011 addressing the management fees proposed for those new funds. In March 2011, the Board approved amendments to the advisory and other agreements necessary to launch the new funds. They have not yet, however, been offered. Consequently, there is nothing to add here to the evaluation done in February, so this Evaluation does not address those funds.

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Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Contract Committee evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the proposed contracts.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts (CCO). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Ameriprise or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees could not be increased before November 30, 2009, and, in fact, have not been increased since. As a result of the Ameriprise acquisition, the Investment Company Act precludes any increases in management fees before May 2012 (other than for bona fide additional investment advisory services). Therefore, CWAM and Ameriprise propose the continuation of the contracts and management fees as they now exist; no increases in these fees are sought, and no reductions offered.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

  The Domestic Funds: The Acorn Fund has achieved good performance over the past five years, and excellent results over longer periods. Acorn Select and Wanger Select have enjoyed better than average investment returns over the past five years, but have suffered reversals in more recent periods. Both funds expose investors to greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA are the weakest performers, falling behind their benchmark and peer medians over one and five years. Thermostat is unique and therefore difficult to assess, but has outperformed its benchmark and now enjoys strong rankings from Morningstar.

  The International Funds: The international Funds have delivered excellent results over the past five years, and done so while exposing investors to less risk than competing funds. They have also outperformed their benchmarks during this period, but recent results have been more restrained. The international Funds enjoy positive "alpha," confirming the value of their portfolio managers.

90

B.  Management Fees Relative to Peers

  There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

  CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 33 years. Furthermore, CWAM performs sub-advisory services for mutual funds managed by Ameriprise affiliates, CWAM's parent organization, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services usually differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

  The Acorn and WAT funds' administrative fees are within the range of fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

  CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organization, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and although the allocations leading to these losses may bear closer scrutiny, Ameriprise affiliates do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues, however, to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

  CWAM's profit margins may be in the upper range of its competitors, but peer profitability is difficult to assess given differences in products, operations and other factors. Furthermore, there is limited public information available with regard to the profitability of investment advisers.

G.  Economies of Scale

  Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reduce fess as assets increase. Though asset levels have recovered from recent lows, sustained asset growth will be required to trigger additional fee reductions under the current schedule.

H.  Nature and Quality of Service

  This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment: (1) CWAM has maintained its investment management capacity and an experienced staff; and (2) CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

  In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee has sought and obtained extensive data bearing on the reasonableness of the management fees proposed by CWAM. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

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Recommendation

According to Morningstar, Acorn USA and Wanger USA have delivered performance below peer medians for the past one and five years, while imposing management fees that exceed them. Management has fashioned various initiatives to improve performance, and the Trustees should continue to monitor both Funds closely to assess the impact of those initiatives.

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Board Approval of the Advisory Agreement

Columbia Acorn Trust (the Trust) has an investment advisory agreement (the Advisory Agreement) with Columbia Wanger Asset Management, LLC (CWAM) under which CWAM manages the Columbia Acorn Funds (the Funds). More than 75% of the trustees of the Trust (the Trustees) are comprised of persons who have no direct or indirect interest in the Advisory Agreement and are not interested persons (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) of the Trust (the Independent Trustees). The Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the Board (the Committee), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers and receives monthly reports from CWAM on the performance of the Funds.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC (Columbia Management) and Ameriprise Financial, Inc. (Ameriprise), in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on five separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Funds and presented its findings to the Board and the Committee throughout the year. The Compliance Committee also provided information to the Committee with respect to relevant matters.

The Trustees reviewed the Advisory Agreement, as well as certain information obtained through CWAM's, Columbia Management's and Ameriprise's responses to independent legal counsel's questionnaires. In addition, the Trustees reviewed the Management Fee Evaluation dated May 2011 (the Fee Evaluation) prepared by the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among former affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Funds' performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, and (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 8, 2011, upon recommendations of the Committee, the Board of Trustees unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available

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Board Approval of the Advisory Agreement, continued

resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The Trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they took note of the quality of CWAM's compliance record.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. (Lipper) and Morningstar, Inc. (Morningstar). The Trustees evaluated the performance of the Funds over various time periods, including over the one-, three- and five-year periods ending December 31, 2010. The Trustees also considered peer performance rankings based on a rolling five-year period.

The Trustees noted that the international Funds have delivered excellent results over the past five years, and have done so while exposing investors to less risk than competing funds, according to Morningstar. They considered that the domestic Funds have had mixed results. Columbia Acorn Fund has achieved good performance over the one- and three-year periods, and slightly underperformed its peers over the five-year period, ending December 31, 2010; the Fund had excellent results over longer periods. Columbia Acorn Select had better than average results measured against its peers over the three- and five-year periods ending December 31, 2010, but underperformed more recently. Columbia Acorn Select outperformed its benchmark for the five-year period but underperformed over the one- and three-year periods ending December 31, 2010. Columbia Acorn USA fell behind its benchmark and peer group medians over the one-, three- and five-year periods ending December 31, 2010, and Columbia Thermostat Fund outperformed its benchmark (an equally weighted custom composite of the Fund's primary equity and debt indexes) over the one-, three- and five- year periods ending December 31, 2010, and enjoyed strong rankings from Morningstar over each of these periods. The Trustees noted that the Investment Performance Analysis Committee of the Board concluded that Fund performance was generally satisfactory, except that Columbia Acorn USA's performance had slipped below the Lipper and Morningstar medians during the past year. The Trustees considered that CWAM had taken and was taking a number of corrective steps with respect to Columbia Acorn USA's underperformance and that the Investment Performance Analysis Committee of the Board was monitoring the Fund's performance.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in their evaluation of the quality of services provided by CWAM under the Advisory Agreement for each Fund.

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed data from Lipper and Morningstar and noted that in general the Funds' total net operating expenses were below their median peer group rankings, with each Fund having lower total net operating expenses than its Lipper peer group median and only Columbia Acorn USA having total net operating expenses above its Morningstar peer group median. As noted in the Fee Evaluation, the actual advisory fees paid by Columbia Acorn Select and Columbia Acorn USA were higher than the median advisory fee of the Funds' Lipper and Morningstar peer groups and the actual advisory fee paid by Columbia Acorn International Select was higher than the median advisory fee of the Fund's Lipper peer group, but not of its Morningstar peer group. The actual advisory fees paid by Columbia Acorn Fund, Columbia Acorn International and Columbia Thermostat Fund were lower than the median advisory fee of the Funds' Morningstar and Lipper peer groups.

The Trustees also considered that Ameriprise represented and agreed that advisory fees would not be raised for the two years following the close of its acquisition of CWAM (May 1, 2010) pursuant to Section 15(f) of the 1940 Act.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies (including the Columbia Wanger Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Funds' advisory fees were generally comparable to the Columbia Wanger Funds' advisory fees at

94

the same asset levels. The Trustees also examined CWAM's institutional separate account fees for various investment strategies; in some cases those fees were higher than the advisory fees charged to the Funds, and in a few instances the fees were lower. The Trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees payable to CWAM were reasonable in relation to the nature and quality of the services to be provided. The Trustees also concluded that the Funds' overall expense ratios were reasonable, considering the quality of the services provided by CWAM and its affiliates and the investment performance of the Funds.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund. The Committee and Trustees met on several occasions with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper and Strategic Insight, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees concluded that CWAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees also discussed the potential for Fund sales growth. The Trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, which has relatively modest assets, includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Funds for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. (CMID), serves as the Funds' distributor under a distribution agreement, and that it receives fees under the Trust's Rule 12b-1 Plan, most of which CMID paid to broker-dealers. In addition, Columbia Management provides sub-administration services to the Funds. The Committee received information regarding the profitability of each Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Funds and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of CWAM. The Committee reviewed CWAM's annual "soft dollar" report and met with representatives from CWAM to review CWAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Funds' portfolio transactions. The Trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Advisory Agreement was in the best interest of each Fund. On June 8, 2011, the Trustees approved continuation of the Advisory Agreement through July 31, 2012.

95

Columbia Acorn Family of Funds

Second Quarter Class Z Share Information (Unaudited)

Minimum Initial Investment in
all Funds	$0 to $2,000,
available only to
certain eligible
investors
Minimum Subsequent Investment in all Funds	$100
Exchange Fee	None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.11%
Net Expense Ratio	0.75%
Columbia Acorn International	ACINX
Management Fee	0.76%
12b-1 Fee	None
Other Expenses	0.19%
Net Expense Ratio	0.95%
Columbia Acorn USA	AUSAX
Management Fee	0.86%
12b-1 Fee	None
Other Expenses	0.13%
Net Expense Ratio	0.99%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.21%
Net Expense Ratio	1.15%
Columbia Acorn Select	ACTWX
Management Fee	0.81%
12b-1 Fee	None
Other Expenses	0.16%
Net Expense Ratio	0.97%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%*
Net Expense Ratio	0.25%*

    Fees and expenses are for the six months ended June 30, 2011. Some share classes of Columbia Acorn Select and Columbia Acorn International Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of the Funds as follows:

Fund	Class Z
Columbia Acorn International Select	1.45%
Columbia Acorn Select	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice. Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2012. There is no guarantee that this arrangement will continue thereafter.

  *  Does not include estimated fees and expenses of 0.65% incurred by the Fund from the underlying portfolio funds in which it invests.

96

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97

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

Allan B. Muchin

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

98

Columbia Management®

Columbia Acorn Family of Funds
Class Z Shares

Semiannual Report, June 30, 2011

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P. O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1565 C (8/11) 122754

Q2 2011

Columbia Acorn Family of Funds

Class A, B, C and I Shares

Managed by Columbia Wanger Asset Management, LLC

Second Quarter Report

June 30, 2011

■  ColumbiaSM
Acorn® Fund

■  ColumbiaSM
Acorn International®

■  ColumbiaSM
Acorn USA®

■  ColumbiaSM
Acorn International SelectSM

■  ColumbiaSM
Acorn SelectSM

■  ColumbiaSM
Thermostat FundSM

Not FDIC insured • No bank guarantee • May lose value

2011 Mid-Year Distributions

The following table lists the mid-year distributions for Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund. Columbia Acorn USA did not have mid-year distributions. The record date was June 7, 2011, and the ex-dividend date and the payable date was June 8, 2011.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund Class A	None	$0.3037	$0.0163	$29.46
Columbia Acorn Fund Class B	None	$0.3037	None	$27.26
Columbia Acorn Fund Class C	None	$0.3037	None	$26.95
Columbia Acorn Fund Class I	None	$0.3037	$0.0857	$30.41
Columbia Acorn International Class A	None	None	$1.0167	$41.00
Columbia Acorn International Class B	None	None	$0.9985	$39.97
Columbia Acorn International Class C	None	None	$0.9448	$39.82
Columbia Acorn International Class I	None	None	$1.0214	$41.12
Columbia Acorn International Select Class A	None	None	$0.3158	$28.90
Columbia Acorn International Select Class B	None	None	$0.1591	$27.64
Columbia Acorn International Select Class C	None	None	$0.1199	$27.51
Columbia Acorn International Select Class I	None	None	$0.4186	$29.21
Columbia Acorn Select Class A	None	None	$0.3844	$26.05
Columbia Acorn Select Class B	None	None	$0.2283	$24.36
Columbia Acorn Select Class C	None	None	$0.1917	$24.16
Columbia Acorn Select Class I	None	None	$0.4746	$26.76
Columbia Thermostat Fund Class A	None	None	$0.1563	$12.76
Columbia Thermostat Fund Class B	None	None	$0.1387	$12.82
Columbia Thermostat Fund Class C	None	None	$0.1103	$12.81

Net Asset Value Per Share as of 06/30/11

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Class A	$30.95	$41.02	$30.01	$28.69	$27.50	$12.98
Class B	$28.62	$39.97	$27.79	$27.42	$25.70	$13.04
Class C	$28.30	$39.82	$27.57	$27.29	$25.49	$13.02
Class I	$31.96	$41.15	$31.18	$29.00	$28.25	NA

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Columbia Acorn Funds News

Introducing ColumbiaSM Acorn® Emerging Markets Fund and ColumbiaSM Acorn® European Fund

On August 22, 2011, we launched two new Columbia Acorn Funds: Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund. These Funds utilize Columbia Wanger Asset Management's time-tested approach to investing, which centers on finding small- to mid-cap stocks in growing businesses with solid long-term prospects. In recent years, our nine international and global analysts have visited over 50 countries in search of investment ideas. These analysts include the portfolio managers running our new Funds, each of whom has exhibited excellent stock-picking skills.

Within the emerging markets, we've noted that most funds invest in large-cap stocks. Their focus is often commodity producers, whose businesses are tied to world macroeconomics, or financial companies, some of which may be quite risky. By focusing on smaller stocks, Columbia Acorn Emerging Markets Fund invests in what we believe to be more innovative, well-run niche businesses, priced at reasonable valuations. We believe that these types of companies should benefit from providing sought-after products and services to growing numbers of local, middle-class consumers, who have increasing spending power. We also believe that many of these companies experience lower levels of competition and better opportunities to internally reinvest profits than larger cap or developed market companies.

Likewise, Columbia Acorn European Fund has a small- to mid-cap stock focus. Because European companies operate in fairly small domestic markets, many are adept at creating niche products that have international appeal. European companies lead the world in machine tool manufacturing, products used to promote energy efficiency, luxury goods items, rail technology and some areas of medical technology. These products are needed, or wanted, in both developed and developing world markets. The integration of the European Union into a single trade zone with a common currency has created greater efficiency and productivity within the region, and opportunities to improve the infrastructure in Central and Eastern Europe are plentiful. Columbia Acorn European Fund's managers have extensive experience investing within the European markets and manage a similar offshore fund, Wanger European Smaller Companies Fund, which is not available to U.S.-domiciled investors.

I am personally investing in both Funds, as are the new Funds' portfolio managers. The Funds entail specific risks that are outlined in their prospectuses, and they may not be suitable for all investors. If interested, please call 1-800-922-6769 or your broker for a prospectus.

New Co-manager Named to Columbia Acorn Select Investment Team

I am pleased to announce that Robert Chalupnik has been named co-manager of Columbia Acorn Select, effective May 1, 2011. Since 2000, Rob has followed industrial stocks as a Columbia Wanger Asset Management analyst. Rob has excelled in finding growing niche businesses selling at reasonable prices. Over his 10 years as an analyst, he has distinguished himself by substantially beating his custom benchmark, which is comprised of most of the industrial stocks included in the Russell 2500 Index. Three of Rob's finds were among the top-10 positions in Columbia Acorn Fund at the end of period. Rob has worked with Columbia Acorn Select lead portfolio manager Ben Andrews since January of this year and together they have added what we believe to be some of Columbia Wanger Asset Management's best ideas into Columbia Acorn Select. Ben remains lead manager of the Fund and welcomes Rob in his new role.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

There is no guarantee that any investment strategy will deliver favorable results. The market value of securities and currencies may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in foreign securities involve certain risks not associated with investments in U.S. companies, due to political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in currency and the risks associated with less developed custody and settlement practices. Risks are particularly significant in emerging markets. Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the prospectus for more information on these and other risks associated with the Fund.

Columbia Acorn Family of Funds

Table of Contents

Share Class Performance	1
Fund Performance vs. Benchmark	2
Description of Indexes	3
Squirrel Chatter II: Shale Gas Returns, Transforming the Energy Outlook	4
Understanding Your Expenses	8
Columbia Acorn Fund
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	22
Statement of Investments	24
Columbia Acorn International
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	38
Statement of Investments	40
Portfolio Diversification	49
Columbia Acorn USA
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	50
Statement of Investments	51

Columbia Acorn International Select
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	58
Statement of Investments	59
Portfolio Diversification	63
Columbia Acorn Select
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	64
Statement of Investments	65
Columbia Thermostat Fund
In a Nutshell	20
At a Glance	21
Statement of Investments	70
Columbia Acorn Family of Funds
Statements of Assets and Liabilities	72
Statements of Operations	73
Statements of Changes in Net Assets	74
Financial Highlights	78
Notes to Financial Statements	90
Management Fee Evaluation of the Senior Officer	98
Board Approval of the Advisory Agreement	103
Columbia Acorn Family of Funds Information	106

Columbia Acorn Funds

Share Class Performance Average Annual Total Returns through 6/30/11

	Class A		Class B*		Class C		Class I†
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge
Columbia Acorn Fund (10/16/00)
3 months**	1.35%	-4.47%	1.18%	-3.82%	1.16%	0.16%	1.47%
Year to date**	7.00%	0.86%	6.63%	1.63%	6.59%	5.59%	7.22%
1 year	38.98%	31.01%	38.13%	33.13%	37.93%	36.93%	NA
5 years	5.88%	4.63%	5.21%	4.89%	5.04%	5.04%	NA
10 years	8.80%	8.16%	8.09%	8.09%	7.99%	7.99%	NA
Life of fund	9.77%	9.17%	9.07%	9.07%	8.96%	8.96%	24.30%**
Columbia Acorn International (10/16/00)
3 months**	1.61%	-4.22%	1.43%	-3.52%	1.40%	0.41%	1.69%
Year to date**	2.86%	-3.05%	2.52%	-2.48%	2.45%	1.45%	3.06%
1 year	31.78%	24.19%	31.02%	26.02%	30.78%	29.78%	NA
5 years	6.98%	5.72%	6.31%	6.00%	6.14%	6.14%	NA
10 years	10.87%	10.21%	10.14%	10.14%	10.05%	10.05%	NA
Life of fund	8.05%	7.45%	7.35%	7.35%	7.26%	7.26%	12.85%**
Columbia Acorn USA (10/16/00)
3 months**	1.42%	-4.43%	1.24%	-3.76%	1.25%	0.25%	1.50%
Year to date**	8.97%	2.70%	8.55%	3.55%	8.59%	7.59%	9.17%
1 year	42.90%	34.69%	42.00%	37.00%	41.82%	40.82%	NA
5 years	4.55%	3.32%	3.86%	3.52%	3.73%	3.73%	NA
10 years	6.79%	6.16%	6.08%	6.08%	5.99%	5.99%	NA
Life of fund	9.37%	8.77%	8.65%	8.65%	8.58%	8.58%	28.63%**
Columbia Acorn International Select (10/16/00)
3 months**	1.02%	-4.78%	0.83%	-4.17%	0.81%	-0.19%	1.15%
Year to date**	3.55%	-2.41%	3.21%	-1.79%	3.12%	2.12%	3.83%
1 year	30.82%	23.31%	29.90%	24.90%	29.78%	28.78%	NA
5 years	6.85%	5.59%	6.15%	5.83%	5.99%	5.99%	NA
10 years	9.13%	8.48%	8.41%	8.41%	8.31%	8.31%	NA
Life of fund	5.88%	5.30%	5.18%	5.18%	5.09%	5.09%	12.66%**
Columbia Acorn Select (10/16/00)
3 months**	-1.01%	-6.70%	-1.18%	-6.07%	-1.22%	-2.20%	-0.93%
Year to date**	-0.12%	-5.85%	-0.46%	-5.39%	-0.53%	-1.52%	0.04%
1 year	28.66%	21.28%	27.85%	22.85%	27.63%	26.63%	NA
5 years	4.86%	3.63%	4.18%	3.84%	4.02%	4.02%	NA
10 years	8.05%	7.42%	7.33%	7.33%	7.23%	7.23%	NA
Life of fund	8.46%	7.86%	7.74%	7.74%	7.64%	7.64%	16.21%**
Columbia Thermostat Fund (3/3/03)†
3 months**	1.38%	-4.44%	1.31%	-3.69%	1.25%	0.25%	—
Year to date**	4.44%	-1.58%	4.28%	-0.72%	4.06%	3.06%
1 year	25.05%	17.89%	24.35%	19.35%	24.00%	23.00%	—
5 years	5.54%	4.31%	5.01%	4.68%	4.74%	4.74%	—
Life of fund	7.95%	7.18%	7.35%	7.35%	7.15%	7.15%	—

*The Funds no longer accept investments from new or existing shareholders in Class B shares.

**Not annualized.

†Class I shares commenced operations on September 27, 2010. This share class is offered at net asset value without sales charge and is available only to qualifying institutional investors.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Annual operating expense ratios are as stated in each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.07%; Class B: 1.69%; Class C: 1.85%; Class I: 0.72%. Columbia Acorn International: Class A: 1.35%; Class B: 1.96%; Class C: 2.11%; Class I: 0.93%. Columbia Acorn USA: Class A: 1.30%; Class B: 1.98%; Class C: 2.08%; Class I: 0.95%. Columbia Acorn International Select: Class A: 1.56%; Class B: 2.24%; Class C: 2.36%; Class I: 1.13%. Columbia Acorn Select: Class A: 1.28%; Class B: 1.93%; Class C: 2.08%; Class I: 0.92%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2012. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.52%, 1.29%; Class B: 2.07%, 1.79%; Class C: 2.28%, 2.04%, respectively.

††A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Average Annual Total Returns through 6/30/11

Class A Shares, without sales charge	2nd quarter*	Year to date*	1 year	3 years	5 years	10 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	1.35%	7.00%	38.98%	8.09%	5.88%	8.80%	9.77%
Russell 2500 Index	-0.59%	8.06%	39.28%	8.17%	5.20%	7.40%	7.60%
S&P 500 Index**	0.10%	6.02%	30.69%	3.34%	2.94%	2.72%	1.52%
Lipper Small-Cap Core Funds Index	-1.36%	6.18%	36.32%	7.54%	4.74%	6.91%	7.30%
Lipper Mid-Cap Growth Funds Index	-0.04%	7.57%	39.76%	5.63%	6.86%	4.73%	1.67%
Columbia Acorn International (LAIAX) (10/16/00)	1.61%	2.86%	31.78%	3.84%	6.98%	10.87%	8.05%
S&P Global Ex-U.S. Between $500 Million and $5 Billion Index	0.72%	2.63%	34.29%	5.43%	7.09%	12.71%	11.09%
S&P Global Ex-U.S. SmallCap Index	0.59%	3.62%	35.68%	4.10%	5.91%	11.92%	10.24%
MSCI EAFE Index (Net)	1.56%	4.98%	30.36%	-1.77%	1.48%	5.66%	3.85%
Lipper International Small/Mid Growth Funds Index	1.69%	2.88%	36.54%	2.35%	4.85%	9.71%	6.64%
Columbia Acorn USA (LAUAX) (10/16/00)	1.42%	8.97%	42.90%	7.78%	4.55%	6.79%	9.37%
Russell 2000 Index	-1.61%	6.21%	37.41%	7.77%	4.08%	6.27%	6.59%
Russell 2500 Index	-0.59%	8.06%	39.28%	8.17%	5.20%	7.40%	7.60%
S&P 500 Index**	0.10%	6.02%	30.69%	3.34%	2.94%	2.72%	1.52%
Lipper Small-Cap Growth Funds Index	0.23%	9.07%	41.91%	7.60%	4.77%	4.04%	2.45%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	1.02%	3.55%	30.82%	-0.65%	6.85%	9.13%	5.88%
S&P Developed Ex-U.S. Between $2 Billion and $10 Billion Index	0.90%	4.04%	33.74%	1.73%	3.73%	9.60%	8.38%
MSCI EAFE Index (Net)	1.56%	4.98%	30.36%	-1.77%	1.48%	5.66%	3.85%
Lipper International Small/Mid Growth Funds Index	1.69%	2.88%	36.54%	2.35%	4.85%	9.71%	6.64%
Columbia Acorn Select (LTFAX) (10/16/00)	-1.01%	-0.12%	28.66%	2.98%	4.86%	8.05%	8.46%
S&P MidCap 400 Index	-0.73%	8.56%	39.38%	7.82%	6.60%	7.94%	7.82%
S&P 500 Index**	0.10%	6.02%	30.69%	3.34%	2.94%	2.72%	1.52%
Lipper Mid-Cap Growth Funds Index	-0.04%	7.57%	39.76%	5.63%	6.86%	4.73%	1.67%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	1.38%	4.44%	25.05%	5.54%	5.54%	—	7.95%
S&P 500 Index	0.10%	6.02%	30.69%	3.34%	2.94%	—	7.68%
Barclays Capital U.S. Aggregate Bond Index	2.29%	2.72%	3.90%	6.46%	6.52%	—	4.93%
Lipper Flexible Portfolio Funds Index	0.46%	5.11%	23.38%	4.00%	5.16%	—	8.35%
50/50 Blended Benchmark††	1.21%	4.40%	16.88%	5.45%	5.14%	—	6.60%

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Annual operating expense ratios are stated as of each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.07%; Class B: 1.69%; Class C: 1.85%, Class I: 0.72%. Columbia Acorn International: Class A: 1.35%; Class B: 1.96%; Class C: 2.11%, Class I: 0.93%. Columbia Acorn USA: Class A: 1.30%; Class B: 1.98%; Class C: 2.08% Class I: 0.95%. Columbia Acorn International Select: Class A: 1.56%; Class B: 2.24%; Class C: 2.36% Class I: 1.13%. Columbia Acorn Select: Class A: 1.28%; Class B: 1.93%; Class C: 2.08%, Class I: 0.92%. Columbia Thermostat Fund has a contractual expense waiver or reimbursement that expires April 30, 2012. Expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investments in other investment companies are: Class A: 1.52%, 1.29%; Class B: 2.07%, 1.79%; Class C: 2.28%, 2.04%, respectively.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

††The 50/50 Blended Benchmark is a custom supplemental benchmark established by the adviser.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index. For index definitions, see Page 3.

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's adviser, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Small-Cap Core Funds Index, 30 largest small-cap core funds; Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper International Funds Index, 30 largest non-U.S. funds, excluding non-U.S. small-cap funds; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, outside the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Squirrel Chatter II: Shale Gas Returns, Transforming the Energy Outlook

Just five to seven years ago, it was widely believed that North American natural gas resources were being rapidly depleted. Today, the outlook appears to be very much improved thanks to the ingenuity of a few individuals and a process that should provide natural gas for decades to come.

In 1825, some 34 years before Colonel Edwin Drake1 drilled the first oil well in Titusville, Pennsylvania, William Aaron Hart drilled the first natural gas well, in shale located in Fredonia, New York. By August of that year, five structures in the village were illuminated by natural gas and by November there were 36 gas lights in the village. In 1857, Preston Barmore, the superintendent of the Fredonia Natural Gas Co., was not satisfied with the production from a 122 foot well so he exploded crevices of rock in the well, increasing the supply of gas. Within a few years, the village had 150 gas lights.2

Plenty of natural gas was subsequently found in sandstone formations under impermeable rock, in similar formations as oil, or accompanied by oil. Extracting this natural gas was less costly than drilling for gas in shale, so shale exploration all but ended. Over 300,000 miles of gas pipelines were built, and demand for natural gas grew.3 U.S.-marketed production rose to 1 trillion cubic feet (TCF) of natural gas by 1923, and has ranged from 16.9 to 22.6 TCF since 1973.4 Natural gas is used for heating and manufacturing, and is a feedstock for fertilizers, plastics and chemicals.

Recent Natural Gas Shortages

In 2004, Julian Darley wrote High Noon for Natural Gas, The New Energy Crisis. He reviewed Hubbert's Peak, a theory named after the geologist who researched oil finding and production curves and then correctly predicted that U.S. oil production would peak around 1970. Darley applied Hubbert's Peak to natural gas data and concluded that North American gas production had also peaked and was likely to plunge.

Darley wrote, "The United States and Canada are entering a natural gas crisis ...North American supply is simply no longer able to meet desired consumption."5 He added, "...the worst immediate problem confronting the United States (and Canada) is not oil, but natural gas. It is a natural gas shortage that could seriously interrupt the U.S. economy..."6 Darley noted that the U.S. Energy Information Administration (EIA) made enormous upward revisions for production of natural gas from shale, tight sands and coal beds, but he believed such gains would fail to occur. Instead, importing of liquefied natural gas (LNG) would have to be an interim solution. But LNG, Darley stated, had safety and security risks. Geopolitically, relying on imported LNG would also be problematic, as Russia and Iran had the largest reserves of natural gas.

Darley believed that the 300-plus new natural gas-fired electric generating stations, built between 1980 and 2003 at a cost of $100 billion, were huge mistakes. The power companies had apparently reviewed a 1999 National Petroleum Council report that stated North American natural gas supplies would grow. Darley labeled that report as an "example of the kind of cornucopian delusion that characterizes many in government and most in industry, who believe in nothing but economics and the miracle of capitalism with its unlimited ability to find substitutes for everything."7

Darley thought that with worldwide Peak Oil imminent and North American natural gas production plunging, energy was to become scarce, and the industrial revolution would unwind. He advocated that people should be able to obtain their daily needs within walking distance from where they lived. His long-term solution was to depopulate the earth, such that mankind no longer mined the planet and consumed only the energy that the sun regularly provides. At one child per woman, the population of the earth would be back to one billion in about one hundred years.

Domestic natural gas production fell between 2001 and 2005 and prices increased between 2002 and 2008.8 Most major oil companies and analysts agreed that natural gas production in North America was peaking, and that the U.S. would need substantial imports of LNG. I remember going to an energy conference in early 2006 where this view was widespread. Darley's nightmare scenario seemed to be coming true.

Back in the Gas Fields

George Mitchell has been called the Father of the Barnett Natural Gas Field, located in and around Fort Worth, Texas. Over an 18-year period beginning in 1981, his company, Mitchell Energy and Development, experimented with fracturing gas-bearing shale that is located between 6,000 and 14,000 feet below the surface. Geologists knew that shale had lots of pores and the ability to store natural gas, but since pores in shale are rarely interconnected, gas flows poorly through shale. Initial attempts to extract this gas were costly, and production was not economical. Eventually, the company developed a "light sand frac" method that was effective and used less fluid. The combination of reduced costs and rising natural gas prices made such drilling profitable. Mitchell drilled many wells at the Barnett field, producing far more natural gas than most people expected.9

Mitchell needed more funding and sold his company to Devon Energy, a larger, independent producer. Devon had expertise in an additional technology, horizontal drilling, which tilted drill holes at angles or sideways once they hit pay dirt. More gas-bearing shale was consequently exposed to the well. With this added technology, the company drilled 55 wells in the Barnett field in 2003 and the shale gas boom began.10 Some 13,500 gas wells have been drilled in the Barnett field since 199711 and the Barnett field accounted for 6% of total natural gas production in the United States in 2010.12

Drilling at other shale gas formations has also jumped. U.S. shale gas production increased 12-fold in the last decade and currently accounts for about 25% of U.S. natural gas production.13 With greater production, natural gas wellhead prices halved from 2008 to 2010. In its yearly forecast in 2010, the EIA doubled its estimate of U.S. shale gas production for 2035 and predicts shale gas production will hit 46% of U.S. consumption that year.14 Imports will drop from 11% of natural gas consumption in 2009 to 1%.15 With "economics and the miracle of capitalism,"16 we won't need to revert to Darley's dark ages any time soon. The EIA also believes shale gas totaling at least six-times U.S. reserves is recoverable in at least 32 other countries.17

Energy Mix

In 2009, Robert Hefner published The Grand Energy Transition. The book provides perspectives on past and future sources and uses of energy. Hefner believes that energy usage naturally transitions from solids (wood and coal) to liquids (oil) and then to gasses (natural gas, wind and hopefully nuclear fusion). He sees newer fuels as superior to older ones, with each new fuel facilitating new technologies, improvements in the environment and higher living standards.

The transition to coal from wood powered the industrial revolution and allowed millions of acres of forests to regrow. Coal then fell from 80% of the world energy market in 1900 to about 28% currently. Oil ascended to 48% of the world's energy by 1973, displacing much dirty coal and revolutionizing transportation via the introduction of automobiles and airplanes. Oil subsequently dropped to about 36% of world energy consumption. Natural gas has risen from 10% of the world's energy in 1950 to 24% currently.18

Believing in global warming, Hefner notes that the transition from wood to coal to oil to natural gas slashed carbon content and increased hydrogen content of fuels with each transition. Since burning carbon creates carbon dioxide (CO2), the primary greenhouse gas, and burning hydrogen creates water, the natural transitions from solids to liquids to gasses slow global warming. Burning natural gas creates 44% less CO2 than burning coal and 29% less than burning oil. Burning natural gas also emits about 80% less nitrogen oxides, over 90% lower particulates and over 99% less sulfur dioxide than coal or oil.19

Under an earlier belief that the United States was running out of natural gas, the Natural Gas Policy Act (NGPA) and the Fuel Use Act were passed in 1978. The NGPA immediately deregulated prices for gas produced from deep wells and phased out other price controls.20 The Fuel Use Act mandated the phase out of natural gas for electric generation and restricted its industrial uses. Prices for deep gas jumped, but so did drilling. Production grew, and with demand depressed by the Fuel Use Act, prices then collapsed. There was an excess supply of natural gas, known as the "gas bubble," until the year 2000.

Hefner believes that prior price controls and the Fuel Use Act slowed the natural transition from coal and oil to natural gas. As a result of the Fuel Use Act, some 100,000 megawatts of coal-fired electric generating capacity was built in the United States through 1989 that has emitted 15 billion metric tons of CO2 into the atmosphere.21 Hefner believes that the construction of the coal burning plants, not the natural gas burning plants, was the big mistake.

Hefner subscribes to Peak Oil occurring soon, but sees many decades of abundant and relatively cheap natural gas. Hence, he predicts the grand energy transition to natural gas will continue, and he believes natural gas will be a bridge fuel to renewable energy and possibly nuclear fusion. Natural gas complements wind energy quite well, as gas-burning electric plants can quickly power up when the wind slows.

Some 12 million vehicles worldwide are powered by natural gas. Of that number, there are estimated to be 110,000 natural gas-powered vehicles in the United States,22 including thousands of trucks serving the ports of Long Beach and Los Angeles,23 more than 11,000 buses24 and approximately 12,000 Honda Civic GX cars.25 These vehicles burn natural gas currently priced at one-third of the energy equivalent price of oil. Hefner believes that half the autos in the United States should be powered by natural gas, and the dirtiest, coal-burning electric plants should be replaced by natural gas plants. Yearly gas consumption would rise by 13 TCF, but could be met by increased shale gas production.26

Investment Implications

We believe that innovations in producing gas from shale have indeed transformed the U.S. energy outlook. We profitably invested in some of the pioneers of shale gas though, with the current glut of natural gas, the stocks now look less attractive. Supplies of gas may remain high in the short term as some unprofitable drilling persists in order to keep lease rights. Over time, the low prices will likely result in reduced drilling and more constrained supplies. When this happens, natural gas prices should rise to a level where drilling and production are moderately profitable. We continue to look for suppliers and service companies participating in shale gas production. Some shale oil fields are now being developed, including the Bakken field in North Dakota and Canada and the Eagle Ford field in Texas. At this point, we don't think there will be enough shale oil production to revolutionize the oil market, but we do believe we have found some attractive stocks participating in those developments.

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in Squirrel Chatter II are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

1  Colonel Edwin Drake was an American oil driller, credited with being the first to drill for oil in the United States.

2  Lash, Eileen and Gary, "The Early History of Natural Gas, Kicking Down the Well," The SUNY Fredonia Shale Research Institute, June 3, 2011, http://www.fredonia.edu/shaleinstitute/history.asp.

3  U.S. Energy Information Administration (EIA), http://www.eia.gov/pub/oil_gas/natural_gas/analysis_publications/ngpipeline/index.html.

4  EIA data, including imports primarily from Canada, states the U.S. has been using about 23 trillion cubic feet (TCF) of gas a year, including about 6.6 TCF for industrial purposes. www.eia.gov.

5  Darley, Julian, High Noon for Natural Gas, The New Energy Crisis, (White River Junction, Vermont, Chelsea Green Publishing Company 2004) p. 13.

6  Ibid., p. 2.

7  Ibid., p. 79-80.

8  According to EIA data, domestic natural gas production fell from 20.6 TCF in 2001 to 18.9 TCF in 2005. Average annual wellhead prices rose from $3 to $5 in 2002-2003 to $6 to $8 from 2006-2008. www.eia.gov.

9  Airhart, Marc, "The Father of the Barnett Natural Gas Field," http://geology.com/research/barnett-shale-father.html.

10  Yergin, Daniel, "Stepping on the Gas," Wall Street Journal, April 2, 2011.

11  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

12  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. ES-1, http://fossil.energy.gov/programs/oilgas/publications/
naturalgas_general/Shale_Gas_Primer_2009.pdf

13  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

14  Lomax, Simon, "Shale-Gas Output May Double by 2035, Reducing Energy Imports, U.S. Says," Bloomberg, December 16, 2010, http://www.bloomberg.com/news/2010-12-16/natural-gas-production-from-shale-may-double-by-35-u-s-agency-forecasts.html.

15  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

16  Darley, Julian, op. cit., p. 79-80.

17  Presentation for the Organization of Economic Cooperation and Development (OECD), "Shale Gas and the Outlook for U.S. Natural Gas Markets and Global Gas Resources," June 21, 2011, http://www.eia.gov/pressroom/presentations/newell_06212011.pdf.

18  Hefner III, Robert A., The Grand Energy Transition, (Hoboken, New Jersey, John Wiley & Sons, Inc. 2009) p. 27.

19  U.S. Department of Energy, Office of Fossil Energy and National Energy Technology Laboratory, "Modern Shale Gas, Development in the United States: A Primer," April 2009, p. 5, http://fossil.energy.gov/programs/oilgas/publications/naturalgas_general/Shale_
Gas_Primer_2009.pdf

20  Hefner III, Robert A., op. cit., p. 120-121. Having been an independent explorer for natural gas, Hefner was well aware that gas existed in locations independently of oil. (He has been called the "Father of Deep Natural Gas" as his company drilled very deep wells finding only natural gas at very high pressure.) In the 1970s when geologists for major oil companies testified to Congress that the U.S. was running out of natural gas, Hefner dissented, believing that the shortage was caused by price controls in place since 1954. Price controls cause shortages of valuable commodities by boosting demand and restraining supplies.

21  Ibid., p. 122.

22  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

23  Hefner III, Robert A., op. cit., p. 201.

24  Natural Gas Vehicles of America, http://www.ngvc.org/mktplace/index.html. Accessed July 20, 2011.

25  Oberman, Mira, "The Greenest Car You've (Likely) Never Heard Of," Agence France-Presse, April 11, 2011.

26  Hefner III, Robert A., op. cit., p. 203.

Understanding Your Expenses

As a Fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other Fund expenses. The following information is intended to help you understand your ongoing costs of investing in the Columbia Acorn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in the Class A, B, C and I shares of the Columbia Acorn Funds for the last six months. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using each Fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies each Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the reporting period. See "Compare With Other Funds" for details on using the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Estimating Your Actual Expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at columbiamanagement.com or by calling Shareholder Services at (800) 922-6769.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table titled "Expenses paid during the period," locate the amount for your Fund. You will find this number is in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

January 1, 2011 – June 30, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	1,070.00	1,019.59	5.39	5.26	1.05
Class B	1,000.00	1,000.00	1,066.30	1,016.12	8.97	8.75	1.75
Class C	1,000.00	1,000.00	1,065.90	1,015.72	9.37	9.15	1.83
Class I**	1,000.00	1,000.00	1,072.20	1,021.22	3.70	3.61	0.72
Columbia Acorn International
Class A	1,000.00	1,000.00	1,028.60	1,018.40	6.49	6.46	1.29
Class B	1,000.00	1,000.00	1,025.20	1,015.08	9.84	9.79	1.96
Class C	1,000.00	1,000.00	1,024.50	1,014.58	10.34	10.29	2.06
Class I**	1,000.00	1,000.00	1,030.60	1,020.33	4.53	4.51	0.90
Columbia Acorn USA
Class A	1,000.00	1,000.00	1,089.70	1,018.45	6.63	6.41	1.28
Class B	1,000.00	1,000.00	1,085.50	1,014.73	10.50	10.14	2.03
Class C	1,000.00	1,000.00	1,085.90	1,014.63	10.60	10.24	2.05
Class I**	1,000.00	1,000.00	1,091.70	1,020.13	4.88	4.71	0.94
Columbia Acorn International Select
Class A	1,000.00	1,000.00	1,035.50	1,017.26	7.67	7.60	1.52
Class B†	1,000.00	1,000.00	1,032.10	1,013.88	11.08	10.99	2.20
Class C	1,000.00	1,000.00	1,031.20	1,013.24	11.73	11.63	2.33
Class I**	1,000.00	1,000.00	1,038.30	1,019.84	5.05	5.01	1.00
Columbia Acorn Select
Class A	1,000.00	1,000.00	998.80	1,018.55	6.24	6.31	1.26
Class B	1,000.00	1,000.00	995.40	1,015.22	9.55	9.64	1.93
Class C	1,000.00	1,000.00	994.70	1,014.58	10.19	10.29	2.06
Class I**	1,000.00	1,000.00	1,000.40	1,020.28	4.51	4.56	0.91
Columbia Thermostat Fund***
Class A	1,000.00	1,000.00	1,044.40	1,022.32	2.53	2.51	0.50
Class B	1,000.00	1,000.00	1,042.80	1,019.84	5.07	5.01	1.00
Class C	1,000.00	1,000.00	1,040.60	1,018.60	6.32	6.26	1.25

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Funds and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

*Expenses paid during the period are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

**Class I shares were initially offered by the Funds on September 27, 2010.

***Columbia Thermostat Fund's expenses do not include fees and expenses incurred by the Fund from the underlying portfolio funds in which it invests. Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

†Had the investment adviser and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced. See the Notes to Financial Statements for more information about expense limits.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

lululemon athletica	2.3%
Informatica	1.4%
Abercrombie & Fitch	1.2%
IPG Photonics	1.0%
Fugro	1.0%
Polycom	0.8%
Hansen Natural	0.8%
Pacific Rubiales Energy	0.7%
Oshkosh	0.5%
SRA International	0.3%

Columbia Acorn Fund rose 1.35% (Class A shares, without sales charge) in the second quarter of 2011, outperforming the 0.59% drop in its primary benchmark, the Russell 2500 Index, and also beating other indexes shown on Page 2. During the first half of 2011, the Fund was up 7.00%, somewhat less than the Russell 2500's gain of 8.06%, and was mixed versus other indexes.

Consumer stocks were marked up during both the quarter and the half. Premium active apparel retailer lululemon athletica was the Fund's top dollar winner during both periods, up 26% in the quarter and 63% in the half. Alternative beverage producer Hansen Natural also provided large gains, rising 34% in the quarter and 55% in the half. Sales momentum at teen apparel retailer Abercrombie & Fitch accelerated, causing its stock to rack up a 14% gain in the quarter and a 16% gain in the half. All three companies had excellent growth in sales and earnings.

Several technology stocks also boosted results for the Fund. IPG Photonics, a company that is coupling laser and fiber optic technology, was Columbia Acorn Fund's second largest dollar gainer in both the quarter and the half, rising 26% and 130%, respectively. The company's quarterly earnings per share grew over six-fold on revenues that nearly doubled versus the prior year. Data integration software company Informatica rose 12% in the quarter and 33% in the half on fine earnings growth. Video conferencing equipment maker Polycom showed a 24% gain in the quarter and a 65% jump in the half on better than expected earnings.

Performance was boosted by takeovers. In the quarter, device maker American Medical Systems appreciated 39% as it agreed to be taken over by Endo Pharmaceuticals. Government I.T. services company SRA International agreed to sell out to a private equity firm, and its stock was up 51% in the half. GSI Commerce and Terremark were subject to takeover offers in the first quarter and their stocks also helped first half results.

The Fund's largest dollar loser in the quarter was sub-sea oilfield services provider Fugro, off 16% on disappointing earnings caused by customers delaying projects. Oshkosh fell 18% in the quarter, on news of a difficult start to military truck production. The Fund's largest dollar loser in the half was Colombian oil producer Pacific Rubiales Energy, off 21%. The stock gave up a fraction of its 2010 gains on exploration results that disappointed some analysts.

Columbia Acorn Fund's foreign stocks were off 3.59% in the quarter and 2.69% in the half.* Fugro and Pacific Rubiales Energy, mentioned above, were the largest foreign losers. The Fund's international stock weight dropped to 10.8% from 11.6% at the end of the first quarter and from 12.6% at the end of 2010.

The markets have been concerned about sovereign debt issues. While the U.S. debt ceiling was raised after the end of the quarter, the debt deal resulted in no fundamental reforms and large remaining uncertainties. A congressional committee will hopefully provide better solutions on schedule, before the end of 2011. The Greek debt situation seems more intractable, but the size of the debt is relatively small. Meanwhile, most of the companies owned by the Fund have been reporting fine earnings gains, which we believe could lead to higher stock prices should macroeconomic concerns ease.

*These returns are not comparable to mutual fund returns, as they are gross of fees and other expenses and do not portray the cash effects incurred by actual mutual funds. Columbia Acorn Fund's foreign stockholdings were not purchased as a balanced, stand-alone portfolio.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund

At a Glance (Class A Shares - LACAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2011

Inception 10/16/00		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	7.00 0.86%	38.98 31.01%	5.88 4.63%	8.80 8.16%
Returns after taxes on distributions	NAV POP	6.81 0.68	38.15 30.22	5.21 3.97	8.28 7.64
Returns after taxes on distributions and sale of fund shares	NAV POP	4.75 0.75	26.29 21.05	4.98 3.89	7.72 7.13
Russell 2500 Index**(pretax)		8.06	39.28	5.20	7.40

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.07%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 6/30/11

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 6/30/11

1.	lululemon athletica Premium Active Apparel Retailer	2.3%
2.	Ametek Aerospace/Industrial Instruments	1.6%
3.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.4%
4.	Informatica Enterprise Data Integration Software	1.4%
5.	Mettler Toledo Laboratory Equipment	1.4%
6.	Donaldson Industrial Air Filtration	1.3%
7.	Crown Castle International Communications Towers	1.3%
8.	Abercrombie & Fitch Teen Apparel Retailer	1.2%
9.	IPG Photonics Fiber Lasers	1.1%
10.	Alexion Pharmaceuticals Biotech Focused on Orphan Diseases	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through June 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2500 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $19.3 billion

†  Class I shares commenced operations on September 27, 2010.

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

Melco Crown Entertainment	1.4%
ShawCor	0.8%
Simplo Technology	0.7%
President Chain Store	0.5%
Gree	0.5%
Start Today	0.4%
Petropavlovsk	0.4%

Columbia Acorn International was up 1.61% (Class A shares, without sales charge) in the second quarter of 2011, 0.89% ahead of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index. This brought the Fund's return for the six months to 2.86%, slightly ahead of the 2.63% gain of its benchmark.

The Fund's absolute returns in the quarter were highest in Asia, driven by Melco Crown Entertainment, which operates a casino in Macau; Simplo Technology, a Taiwanese manufacturer of battery packs for notebook computers and iPads; and President Chain Store, a Taiwanese convenience store operator with inroads into mainland China. Consistent with the performance of these stocks, consumer discretionary and information technology sector holdings were the Fund's best performing globally. In a somewhat subdued quarter for international small-cap stocks overall, the Fund's Japanese holdings also put up a pleasing 5.9% USD return, led by two of the Fund's internet-related stocks: Gree, a social networking site and game developer, and Start Today, an online apparel retailer. These stocks were up 32% and 29%, respectively, likely buoyed by high valuations assigned to U.S. internet-related businesses in recent public and private market transactions.

Energy and resource companies were among the most disappointing in the quarter. ShawCor was a big position and down 18% after reporting first quarter results substantially below expectations. This Canadian company makes money by coating pipelines, and the most profitable work tends to be large offshore projects, and those in Asia, the Middle East, and the North Sea. While the company is bidding on many new projects now, in recent quarters they unfortunately ran into a lull in large projects as work lined up two or three years ago came to an end. Petropavlovsk, a UK-domiciled gold and iron ore miner with mines in Russia, was off over 26% on investor worries that more delays and capital would be required to complete the company's projects. This came on top of general weakness among gold mining stocks.

Eurozone sovereign risk has recently been leading headlines. Europe, including countries not part of the common euro currency, is home to almost 40% of the Fund's assets. This is an overweight position, with risk mitigated and opportunity enhanced, we believe, by the fact that many of these European holdings have significant revenues and earnings outside of Europe. While we are not economists and do not structure the portfolio according to macroeconomic precepts, we expect the euro to survive the present crisis. We believe the protracted public debate reflects the inevitably messy process of allocating economic and political pain among creditor and debtor countries, and private and public actors. Indeed, creditor countries who seek tighter fiscal coordination among eurozone countries going forward have little to gain in ending the crisis until they have extracted such concessions. Markets, however, do not like uncertainty and continued volatility is likely until a solution is reached.

Thank you for your continued confidence in Columbia Acorn International.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International

At a Glance (Class A Shares - LAIAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2011

Inception 10/16/00		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	2.86 -3.05%	31.78 24.19%	6.98 5.72%	10.87 10.21%
Returns after taxes on distributions	NAV POP	1.98 -3.87	30.73 23.19	6.18 4.93	10.38 9.72
Returns after taxes on distributions and sale of fund shares	NAV POP	1.86 -1.98	20.94 15.99	5.92 4.82	9.68 9.07
S&P Global Ex-US Between $500M and $5B Index** (pretax)		2.63	34.29	7.09	12.71

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.35%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 6/30/11

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 6/30/11

1.	Hexagon (Sweden) Measurement Equipment & Software	1.5%
2.	Melco Crown Entertainment (Hong Kong) Macau Casino Operator	1.4%
3.	Olam International (Singapore) Agriculture Supply Chain Manager	1.2%
4.	Localiza Rent A Car (Brazil) Car Rental	1.2%
5.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.1%
6.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	1.0%
7.	Imtech (Netherlands) Electromechanical & Information & Communications Technologies Installation & Maintenance	1.0%
8.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	1.0%
9.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.0%
10.	Fugro (Netherlands) Sub-sea Oilfield Services	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through June 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Global Ex-U.S. Between $500M and $5B Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $6.4 billion

†  Class I shares commenced operations on September 27, 2010.

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

IPG Photonics	2.6%
lululemon athletica	2.3%
Gaylord Entertainment	1.3%
Polycom	1.3%
Cepheid	0.8%
Diamond Foods	0.8%
Finisar	0.7%
Ixia	0.6%
TriQuint Semiconductor	0.6%

The equity markets were relatively flat in the second quarter of 2011. Columbia Acorn USA gained 1.42% (Class A shares, without sales charge), outperforming its primary benchmark, the Russell 2000 Index, which dropped 1.61%. Year to date through June 30, 2011, the Fund was up 8.97%, ahead of the 6.21% gain of its benchmark.

Winners for the quarter and half year came from a variety of sectors. IPG Photonics, a fiber laser manufacturer, dominates its market niche and nearly doubled sales versus the prior year. Its stock rose 26% in the quarter and ended the first six-months of 2011 up 130%. Premium active apparel retailer lululemon athletica also had strong revenue growth on ever-increasing awareness of the brand in the United States. The stock rose 26% in the quarter, and was up 63% for the half year. Polycom, a provider of video conferencing equipment, was up 24% in the quarter and finished the half year with a 65% return. The company's business benefited from increased corporate adoption of video conferencing as well as recent stumbles by a close competitor.

Diamond Foods, a provider of nuts and snack foods, announced an agreement to purchase the Pringles brand from Procter & Gamble, a move that will transform Diamond into the second largest snack company in the world, behind Pepsi. The stock rose 37% in the quarter on the news and was up 44% for the half year. Cepheid, a provider of molecular diagnostic equipment, experienced strong sales of its automated genetic testing instruments, which helped drive its stock up 24% in the quarter and 52% for the half year.

On the downside, two names in the optical network equipment business fell due to revenue shortfalls. Finisar, a provider of optical sub-systems and components, was a big winner for the Fund last year but orders have slowed in 2011, leaving Finisar customers with excess inventory. Its stock was off 27% in the quarter and 39% for the six months. Ixia sells telecom test equipment for optical networks and also suffered from a drop in orders. The company's stock fell 19% in the quarter and 22% for the half year.

TriQuint Semiconductor, a manufacturer of radio frequency semiconductors for mobile phones and other wireless devices, disappointed as some handset manufacturers deferred new product launches, sending the company's stock down 21% in the quarter and 17% for the half year. Gaylord Entertainment, an owner of convention hotels, was hurt by a drop in the occupancy rate at its Washington DC hotel, sending the stock down 13% for the quarter and 17% for the half year.

These days, many investors are obsessing over a seeming epidemic of ominous macroeconomic troubles and their potential solutions. Scary stuff like national debt crises, Mediterranean defaults, stubbornly high unemployment, and double-dipping housing prices dominate the news. But we believe that these issues are not as relevant to our philosophy of investing. We don't subscribe to the current fetish of investing based on macroeconomic factors (commonly referred to as "risk-on, risk-off" trading). Even in volatile, uncertain times like today, plenty of individual smaller cap companies are growing faster than their peers and possess bright long-term prospects. We spend our time and effort seeking out these kinds of businesses for your Fund. We'll leave the macro-dancing to the other guys.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA

At a Glance (Class A Shares - LAUAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2011

Inception 10/16/00		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	8.97 2.70%	42.90 34.69%	4.55 3.32%	6.79 6.16%
Returns after taxes on distributions	NAV POP	8.97 2.70	42.90 34.69	4.19 2.97	6.49 5.86
Returns after taxes on distributions and sale of fund shares	NAV POP	5.83 1.76	27.89 22.55	3.87 2.81	5.93 5.36
Russell 2000 Index**(pretax)		6.21	37.41	4.08	6.27

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.30%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 6/30/11

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 6/30/11

1.	Informatica Enterprise Data Integration Software	3.0%
2.	IPG Photonics Fiber Lasers	2.6%
3.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.3%
4.	lululemon athletica Premium Active Apparel Retailer	2.3%
5.	Ametek Aerospace/Industrial Instruments	2.2%
6.	Nordson Dispensing Systems for Adhesives & Coatings	2.1%
7.	Atwood Oceanics Offshore Drilling Contractor	1.9%
8.	Micros Systems Information Systems for Hotels, Restaurants & Retailers	1.8%
9.	tw telecom Fiber Optic Telephone/Data Services	1.7%
10.	II-VI Laser Optics & Specialty Materials	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through June 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2000 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.9 billion

†  Class I shares commenced operations on September 27, 2010.

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

Ascendas REIT	5.0%
Hexagon	3.7%
Wirecard	2.7%
Asahi Diamond Industrial	2.4%
Jupiter Telecommunications	2.2%
Fugro	1.9%
United Drug	1.9%
Pacific Rubiales Energy	1.6%
Jiangsu Expressway	1.4%
Gree	1.4%
Workspace Group	1.1%
Quetzal Energy	0.3%

Columbia Acorn International Select ended the second quarter up 1.02% (Class A shares, without sales charge), outperforming the 0.90% gain of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. For the half year, the Fund was up 3.55% versus a 4.04% gain for the benchmark.

The Fund's top three contributors to performance for the quarter were Japanese stocks, as the economic situation in Japan began to stabilize and recover following the March 2011 Tohoku earthquake. Gree, a mobile social networking game developer, was up 32% in the second quarter and 78% for the half year. The company continued to benefit from new product rollouts. Asahi Diamond Industrial, a manufacturer of consumable diamond tools, was up 14% in the quarter and ended the half year with a 16% gain. Its operations were largely unaffected by the earthquake and its revenues remained strong. Jupiter Telecommunications, the largest cable service provider in Japan, had a 15% gain in the quarter on continued subscriber growth. The majority of its operations are in the Tokyo region.

Elsewhere, Ascendas REIT, an industrial property landlord in Singapore, is a large position in the Fund and was up 6% for the quarter and the half year. The company continues to report rental rate increases on strong demand for its properties and its 7% dividend yield has attracted attention in a world of low interest rates. Swedish measurement equipment manufacturer Hexagon continued its strong run, gaining 4% in the quarter and ending the half year up 16%. The company has benefited from continued revenue growth driven mainly by its exposure to emerging markets.

Year to date, German online payment processor and risk manager Wirecard was up 32%. The company is growing revenues at a 20% clip on the back of ongoing growth of e-commerce as well as the introduction of a popular prepaid cash card. Irish pharmaceutical company United Drug rose 21% as investors realized earnings had improved and the stock was very cheap. Workspace Group, a UK real estate company, was up 29% for the half year, benefiting from improving occupancy rates.

Energy stocks dominated the laggards list for the quarter and half. After many quarters of strong performance, Dutch sub-sea oilfield services provider Fugro fell more than 16% in the quarter and was off 11% for the half year. The company reported disappointing earnings, stating that many of its customers opted to delay expected projects. Quetzal Energy, an oil and gas exploration company operating in Latin America, fell 44% in the quarter and was down 37% for the half as a delay in receiving environmental approvals slowed down its drilling program. Pacific Rubiales Energy, a Colombian oil production and exploration company, was off 3% in the quarter and down 21% for the half year on disappointing results from recent explorations.

Outside the energy sector, Petropavlovsk, a UK-listed company operating gold and iron ore mines in Russia, fell 15% in the quarter and was off 24% in Columbia Acorn International Select for the half year. Delays and capital concerns, combined with weakness in gold mining stocks in general, hurt returns. We sold the Fund's position in the stock. Jiangsu Expressway, a Chinese toll road operator, fell 13% in the quarter and was off 15% for the half after the government began to crack down on toll operators who were overcharging. Jiangsu Expressway has kept its charges in line with stated policy but was down nonetheless, as the entire sector was sold off.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select

At a Glance (Class A Shares - LAFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2011

Inception 10/16/00		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	3.55 -2.41%	30.82 23.31%	6.85 5.59%	9.13 8.48%
Returns after taxes on distributions	NAV POP	3.16 -2.78	30.46 22.97	6.51 5.26	8.97 8.33
Returns after taxes on distributions and sale of fund shares	NAV POP	2.31 -1.57	20.17 15.28	5.92 4.82	8.16 7.57
S&P Developed Ex-US Between $2B and $10B Index** (pretax)		4.04	33.74	3.73	9.60

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.56%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 6/30/11

Columbia Acorn International Select Top 10 Holdings

as a percentage of net assets, as of 6/30/11

1.	Ascendas REIT (Singapore) Singapore Industrial Property Landlord	5.0%
2.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	4.4%
3.	Chemring (United Kingdom) Defense Manufacturer of Countermeasures & Energetics	3.8%
4.	Hexagon (Sweden) Measurement Equipment & Software	3.7%
5.	NHN (South Korea) South Korea's Largest Online Search Engine	3.2%
6.	Mapletree Industrial Trust (Singapore) Industrial Property Landlord	3.2%
7.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	2.9%
8.	Wirecard (Germany) Online Payment Processing & Risk Management	2.7%
9.	Asahi Diamond Industrial (Japan) Consumable Diamond Tools	2.4%
10.	AkzoNobel (Netherlands) Largest Global Supplier of Protective Paints & Coatings	2.4%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through June 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Developed Ex-U.S. Between $2B and $10B Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $437.3 million

†  Class I shares commenced operations on September 27, 2010.

Columbia Acorn Select

In a Nutshell

Ben Andrews	Robert A. Chalupnik

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 6/30/11

Discover Financial Services	6.6%
Abercrombie & Fitch	3.6%
Coach	3.2%
Canacol Energy	1.9%
Quanta Services	1.4%
Gaylord Entertainment	1.3%
Finisar	0.3%

Columbia Acorn Select fell 1.01% (Class A shares, without sales charge) in the second quarter of 2011 and was nearly flat for the half year, down 0.12%. The Fund's primary benchmark, the S&P MidCap 400 Index, was down 0.73% in the second quarter and up 8.56% for the six months ended June 30, 2011. The large-cap oriented S&P 500 Index was flat in the second quarter (up 0.10%) and was up 6.02% for the half year. Year-to-date performance was hampered by poor performance of Fund energy stocks and the failure of many holdings to participate in the recent market rally.

Looking first at the stocks that drove the portfolio in the second quarter, Discover Financial Services added 0.77% to the portfolio's return as the company's credit card portfolio continued to heal in the improving economy. This improvement caused investors to increase the valuation they were willing to pay for Discover, bidding up the stock price. Retailers Abercrombie & Fitch and Coach each added approximately 0.60% to the portfolio as their products were well received by consumers.

On the downside, Canacol Energy, an oil and gas explorer/producer, cost the portfolio 0.66% as an exploratory well in Guyana came up dry and the general malaise for Colombian oil producers weighed on the stock. Over the six-month period, energy stocks cost the Fund approximately 3.7% of performance, and were the main laggards in the portfolio. We still believe in these names and will watch them closely as we expect several more drilling results by the end of this year.

Though many of the Fund's stocks did not participate in the stock market rally through June 30, 2011, we believe they have potential to add return in the coming quarters as these companies are growing and we believe they are valued inexpensively compared with their peers.

During the quarter, we sold out of four companies and purchased three new companies. The sales were wireless communications and broadcast tower company American Tower, water treatment applications service provider Nalco Holding Company, for-profit, post-secondary education provider Career Education, and recreational vehicle manufacturer Thor Industries. Our purchases were convention hotelier Gaylord Entertainment, fiber optic sub-systems and components provider Finisar, and electrical and telecom construction services provider Quanta Services. Quanta is a company that we owned previously but sold due to uncertainty about its ability to turn contracts/backlog into sales. There is evidence of this backlog becoming revenue, so we added the company back into the portfolio during the quarter.

I would like to welcome Rob Chalupnik as co-portfolio manager of Columbia Acorn Select. Rob has a strong track record as the domestic industrials analyst at Columbia Wanger Asset Management. I have worked closely with Rob over the years and feel strongly that his knowledge and ability will be additive to the performance of this Fund, not only through his stock picks but through his input on portfolio structure as well.

Thank you for your continued investment in Columbia Acorn Select.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select

At a Glance (Class A Shares - LTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2011

Inception 10/16/00		Year to date*	1 year	5 years	10 years
Returns before taxes	NAV POP	-0.12 -5.85%	28.66 21.28%	4.86 3.63%	8.05 7.42%
Returns after taxes on distributions	NAV POP	-0.63 -6.33	28.00 20.66	4.54 3.31	7.79 7.15
Returns after taxes on distributions and sale of fund shares	NAV POP	-0.10 -3.82	18.60 13.81	4.11 3.04	7.07 6.49
S&P MidCap 400 Index** (pretax)		8.56	39.38	6.60	7.94

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.28%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 6/30/11

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 6/30/11

1.	Discover Financial Services Credit Card Company	6.6%
2.	Hertz Largest U.S. Rental Car Operator	6.5%
3.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.8%
4.	Ametek Aerospace/Industrial Instruments	4.0%
5.	Abercrombie & Fitch Teen Apparel Retailer	3.6%
6.	Sanmina-SCI Electronic Manufacturing Services	3.5%
7.	Safeway Supermarkets	3.4%
8.	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	3.3%
9.	Coach Designer & Retailer of Branded Leather Accessories	3.2%
10.	Crown Castle International Communications Towers	3.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through June 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P MidCap 400 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $2.0 billion

†  Class I shares commenced operations on September 27, 2010.

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund gained 1.38% (Class A shares, without sales charge) in the second quarter of 2011, outperforming the 0.10% gain of its primary equity benchmark, the S&P 500 Index, and underperforming the 2.29% increase of the Fund's primary debt benchmark, the Barclays Capital U.S. Aggregate Bond Index. Year to date through June 30, 2011, the Fund was up 4.44% while the S&P 500 Index had a 6.02% gain and the Barclays index rose 2.72%.

The Fund hit four reallocation triggers during the second quarter. In April, we reduced stock exposure twice on the strength of the equity market and then in May and June returned to stocks as the equity markets declined. The Fund ended the quarter at the same weight it started, with a 60% exposure to its underlying stock funds and 40% exposure to its bond funds.

The bond portion of the portfolio outperformed the equity portion in the quarter with a 1.50% weighted average return versus a 0.93% weighted average gain for equities. Columbia U.S. Treasury Index Fund was the top performing holding for the quarter, up 2.28%. Year to date, Columbia Thermostat's equity portion had a 5.22% weighted average gain versus a 2.83% gain for the income portion. Columbia Large Cap Enhanced Core Fund led performance with a 7.90% gain for the half-year period.

The markets continue to provide the types of ups and downs that Columbia Thermostat Fund was made for. We are pleased to see that the Fund, as expected, provided a return between that of its equity and income benchmarks for the six-month period.

Results of the Funds Owned in Columbia Thermostat Fund as of June 30, 2011

Stock Funds	Weightings	2nd	Year to
Fund	in category	quarter	date
Columbia Acorn International, Class I	20%	1.69%	3.06%
Columbia Dividend Income Fund, Class I	20%	0.83%	6.07%
Columbia Acorn Fund, Class I	15%	1.47%	7.22%
Columbia Marsico Growth Fund, Class I	15%	0.87%	6.29%
Columbia Acorn Select, Class I	10%	-0.93%	0.04%
Columbia Contrarian Core Fund, Class I	10%	0.60%	5.66%
Columbia Large Cap Enhanced Core Fund, Class I	10%	0.94%	7.90%
Weighted Average Equity Return	100%	0.93%	5.22%
Bond Funds	Weightings	2nd	Year
Fund	in category	quarter	to date
Columbia Intermediate Bond Fund, Class I	50%	1.29%	2.64%
Columbia U.S. Treasury Index Fund, Class I	30%	2.28%	2.03%
Columbia Income Opportunities Fund, Class I	20%	0.82%	4.39%
Weighted Average Income Return	100%	1.50%	2.83%

Columbia Thermostat Fund
Rebalancing in the Second Quarter

April 11, 2011	55% stocks, 45% bonds
April 28, 2011	50% stocks, 50% bonds
May 31, 2011	55% stocks, 45% bonds
June 7, 2011	60% stocks, 40% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund

At a Glance (Class A Shares - CTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through June 30, 2011

Inception 3/3/03		Year to date*	1 year	5 years	Life of fund
Returns before taxes	NAV POP	4.44 -1.58%	25.05 17.89%	5.54 4.31%	7.95 7.18%
Returns after taxes on distributions	NAV POP	4.00 -2.00	24.46 17.34	4.30 3.08	6.73 5.97
Returns after taxes on distributions and sale of fund shares	NAV POP	2.88 -1.03	16.35 11.69	4.16 3.10	6.38 5.69
S&P 500 Index** (pretax)		6.02	30.69	2.94	7.68
Barclays Capital U.S. Aggregate Bond Index** (pretax)		2.72	3.90	6.52	4.93
Lipper Flexible Portfolio Funds Index (pretax)		5.11	23.38	5.16	8.35

All results shown assume reinvestment of distributions.

*Year to date data is not annualized.

**The Fund's primary stock and bond benchmarks.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual expense waiver or reimbursement that expires April 30, 2012. Class A expense ratios without and with the contractual waiver, including fees and expenses associated with the Fund's investment in other investment companies, are 1.52% and 1.29%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 6/30/11

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 6/30/11

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Marsico Growth Fund, Class I	15%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%
Columbia Contrarian Core Fund, Class I	10%

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia U.S. Treasury Index Fund, Class I	30%
Columbia Conservative High Yield Fund, Class I	20%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through June 30, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $137.9 million

Columbia Acorn Fund

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/11	06/30/11
Purchases
Information
ANSYS	2,100,000	2,550,000
Boingo Wireless	0	1,200,000
Constant Contact	1,919,615	1,950,000
ExlService Holdings	1,045,000	1,145,000
Genpact	0	781,635
IMAX (Canada)	800,000	1,400,000
Intralinks	0	550,000
Ixia	1,720,000	2,030,000
ON Semiconductor	3,440,000	5,117,000
Polycom	2,305,000	2,455,000
Syntel	0	580,000
TIBCO	0	1,381,600
Verisk Analytics	450,000	900,000
Virtusa	2,064,900	2,125,000
WMS Industries	1,150,000	2,100,000
WNS - ADR (India)	1,000,000	1,027,147
Consumer Goods & Services
Cavco Industries	388,907	415,000
HomeAway	0	1,289,880
MGM China Holdings (Hong Kong)	0	12,000,000
P.F. Chang's China Bistro	300,000	480,000
Phillips-Van Heusen	1,055,000	1,410,000
Thor Industries	1,190,000	1,980,000
Industrial Goods & Services
Albemarle	1,575,972	1,650,000
Imtech (Netherlands)	1,731,432	1,767,165
Kennametal	2,625,000	2,900,000
LKQ	450,000	900,000
Pentair	3,350,000	3,535,000
Quanta Services	1,950,000	2,800,000
Ushio (Japan)	1,322,000	1,500,000
Valmont Industries	0	100,000
Energy & Minerals
Alexco Resource	2,400,000	2,800,000
Celtic Exploration (Canada)	0	175,400
Crew Energy (Canada)	0	484,500
Fugro (Netherlands)	2,570,626	2,641,054
Oil States International	463,954	743,000
Primary Petroleum (Canada)	0	2,245,000
Silver Standard Resources	800,000	900,000
Swift Energy	275,000	550,000
Wolverine Minerals (Canada)	0	4,000,000
Finance
Alliance Data Systems	275,000	400,000
Assured Guaranty	0	300,000
City National	1,045,000	1,145,000

	Number of Shares
	03/31/11	06/30/11
Enstar Group	0	33,746
Financial Engines	0	400,000
First Busey	3,299,507	4,056,427
Health Care
Adcock Ingram Holdings (South Africa)	2,259,000	2,393,955
Akorn	3,733,354	4,000,000
Alimera Sciences	855,298	1,818,154
Anthera Pharmaceuticals	1,450,000	1,740,000
Auxilium Pharmaceuticals	1,200,000	2,400,000
Community Health Systems	1,380,000	1,655,000
InterMune	1,731,000	2,226,000
Kindred Healthcare	0	1,450,000
Nabi Biopharmaceuticals	2,611,936	3,300,000
United Therapeutics	510,000	780,000
Other Industries
Associated Estates Realty	2,200,000	2,700,000
Genesee & Wyoming	100,000	400,000
St. Joe	0	699,701
Summit Hotel Properties	1,092,000	1,481,994

See accompanying notes to financial statements.

	Number of Shares
	03/31/11	06/30/11
Sales
Information
AboveNet	1,265,000	1,199,876
Blue Coat Systems	1,260,000	313,300
Crown Castle International	6,300,000	6,000,000
Dionex	300,000	0
Dolby Laboratories	1,140,000	815,000
Hexagon (Sweden)	5,914,999	5,164,999
Informatica	5,200,000	4,700,000
NetSuite	1,800,000	1,450,000
Plexus	1,490,000	1,210,000
SRA International	1,655,000	1,583,750
THQ	3,567,000	0
Consumer Goods & Services
Blue Nile	180,000	62,784
Chico's FAS	2,562,000	1,933,750
CTS Eventim (Germany)	220,000	173,436
Diamond Foods	1,300,000	1,170,000
Hansen Natural	2,200,000	1,900,000
ITT Educational Services	1,080,000	350,000
lululemon athletica	4,035,000	3,991,265
Talbots	4,150,000	828,500
Industrial Goods & Services
American Reprographics	900,000	0
Lumber Liquidators	700,000	0
Mersen (France)	753,000	524,000
Mine Safety Appliances	1,525,000	1,300,000
Mueller Water Products	1,750,000	649,641
Nalco	1,800,000	831,000
Serco (United Kingdom)	2,559,000	0
Simpson Manufacturing	700,000	360,073
Energy & Minerals
Atwood Oceanics	3,200,000	2,399,000
Carrizo Oil & Gas	583,000	293,000
Gran Tierra Energy (Colombia)	3,131,195	0
Pan American Silver (Canada)	500,000	0
Synthesis Energy Systems (China)	1,726,270	1,210,300
Tesco	1,750,000	0
Vaalco Energy	750,000	0
Finance
CAI International	1,450,000	1,123,400
GATX	1,480,000	90,020
Housing Development Finance (India)	1,300,000	0
Investment Technology Group	697,000	629,493
SVB Financial Group	1,260,000	1,160,000
TCF Financial	4,150,000	3,613,000
Wilmington Trust	2,640,000	0

	Number of Shares
	03/31/11	06/30/11
Health Care
Allos Therapeutics	2,755,534	0
American Medical Systems	3,150,000	0
AthenaHealth	500,000	0
Gen-Probe	1,065,000	700,000
Idenix Pharmaceuticals	2,682,497	2,300,000
Nanosphere	964,499	0
Nektar Therapeutics	1,091,990	0
Savient Pharmaceuticals	1,700,000	0
United Drug (Ireland)	826,526	0

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
		Equities: 97.5%
Information 27.2%
	> Business Software 6.6%
4,700,000	Informatica (a)	$274,621
	Enterprise Data Integration Software
2,550,000	ANSYS (a)	139,408
	Simulation Software for Engineers & Designers
2,700,000	Micros Systems (a)	134,217
	Information Systems for Hotels, Restaurants & Retailers
1,100,000	Quality Systems	96,030
	IT Systems for Medical Groups & Ambulatory Care Centers
1,480,000	Concur Technologies (a)	74,104
	Web Enabled Cost & Expense Management Software
1,700,000	Blackboard (a)(b)	73,763
	Education Software
2,250,000	Blackbaud (c)	62,370
	Software & Services for Non-profits
1,450,000	NetSuite (a)(b)	56,840
	End to End IT Systems Solutions Delivered Over the Web
2,000,000	Tyler Technologies (a)(c)	53,560
	Financial, Tax, Court & Document Management Systems for Local Governments
1,950,000	Constant Contact (a)(b)(c)	49,491
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
2,025,000	Kenexa (a)(c)	48,560
	Recruiting & Workforce Management Solutions
1,200,000	Ariba (a)	41,364
	Cost Management Software
1,381,600	TIBCO (a)	40,094
	Datacenter Software
850,000	Red Hat (a)	39,015
	Maintenance & Support for Open Source & Middleware
920,000	Jack Henry & Associates	27,609
	Systems Financial Institutions
690,000	Advent Software (a)	19,437
	Asset Management & Trading Systems
900,000	SPS Commerce (a)(c)	16,011
	Supply Chain Management Software Delivered via the Web
550,000	Intralinks (a)	9,504
	Collaboration Software
1,500,000	Actuate (a)	8,775
	Information Delivery Software & Solutions
1,000,000	InContact (a)	4,750
	Call Center Systems Delivered via the Web & Telecommunications Services
		1,269,523
	> Instrumentation 3.7%
1,600,000	Mettler Toledo (a)	269,872
	Laboratory Equipment
2,780,000	IPG Photonics (a)(c)	202,134
	Fiber Lasers

Number of Shares		Value (000)
5,164,999	Hexagon (Sweden)	$127,222
	Measurement Equipment & Software
2,035,000	Trimble Navigation (a)	80,667
	GPS-based Instruments
600,000	FLIR Systems	20,226
	Infrared Cameras
400,000	Hamamatsu Photonics (Japan)	17,295
	Optical Sensors for Medical & Industrial Applications
		717,416
	> Computer Hardware & Related Equipment 2.7%
3,565,000	Amphenol	192,474
	Electronic Connectors
4,550,000	II-VI (a)(c)	116,480
	Laser Optics & Specialty Materials
1,605,000	Zebra Technologies (a)	67,683
	Bar Code Printers
1,200,000	Netgear (a)	52,464
	Networking Products for Small Business & Home
815,000	Dolby Laboratories (a)	34,605
	Audio Technology for Consumer Electronics
800,000	Nice Systems - ADR (Israel) (a)	29,088
	Audio & Video Recording Solutions
605,000	Stratasys (a)	20,389
	Rapid Prototyping Systems
		513,183
	> Semiconductors & Related Equipment 2.1%
8,130,000	Atmel (a)	114,389
	Microcontrollers, Radio Frequency & Memory Semiconductors
5,117,000	ON Semiconductor (a)	53,575
	Mixed-signal & Power Management Semiconductors
5,000,000	Entegris (a)	50,600
	Semiconductor Materials Management Products
2,345,000	Microsemi (a)	48,072
	Analog/Mixed-signal Semiconductors
500,000	Littelfuse	29,360
	Little Fuses
1,900,000	IXYS (a)(c)	28,462
	Power Semiconductors
935,000	Supertex (a)(c)	20,944
	Analog/Mixed-signal Semiconductors
1,750,000	TriQuint Semiconductor (a)	17,833
	Radio Frequency Semiconductors
1,765,000	Pericom Semiconductor (a)(c)	15,779
	Interface Integrated Circuits (ICs) & Frequency Control Products
1,650,000	Applied Micro Circuits (a)	14,619
	Communications Semiconductors
800,000	Monolithic Power Systems (a)	12,336
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
		405,969

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Telephone and Data Services 2.1%
9,500,000	tw telecom (a)(c)	$195,035
	Fiber Optic Telephone/Data Services
1,199,876	AboveNet	84,543
	Metropolitan Fiber Communications Services
9,600,000	PAETEC Holding (a)(c)	45,984
	Telephone/Data Services for Business
2,520,000	Cogent Communications (a)(c)	42,865
	Internet Data Pipelines
2,000,000	General Communications (a)	24,140
	Commercial Communications & Consumer CATV, Web & Phone in Alaska
1,200,000	Boingo Wireless (a)(b)	10,896
	Wholesale & Retail WiFi Networks
		403,463
	> Mobile Communications 2.0%
6,000,000	Crown Castle International (a)	244,740
	Communications Towers
3,150,000	SBA Communications (a)	120,298
	Communications Towers
1,000,000	MetroPCS Communications (a)	17,210
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(b)	1,845
	Satellite Mobile Voice & Data Carrier
		384,093
	> Telecommunications Equipment 1.6%
2,455,000	Polycom (a)	157,856
	Video Conferencing Equipment
685,000	F5 Networks (a)	75,521
	Internet Traffic Management Equipment
1,725,000	Finisar (a)	31,102
	Optical Sub-systems & Components
2,030,000	Ixia (a)	25,984
	Telecom Network Test Equipment
1,925,000	Infinera (a)	13,302
	Optical Networking Equipment
313,300	Blue Coat Systems (a)	6,849
	WAN Acceleration & Network Security
		310,614
	> Computer Services 1.4%
1,583,750	SRA International (a)	48,970
	Government IT Services
2,900,000	iGate (b)(c)	47,328
	IT & BPO (Business Process Outsourcing) Services
2,125,000	Virtusa (a)(c)	40,269
	Offshore IT Outsourcing
580,000	Syntel	34,290
	Offshore I/T Services
1,145,000	ExlService Holdings (a)	26,449
	BPO (Business Process Outsourcing)
4,500,000	Hackett Group (a)(c)	22,905
	IT Integration & Best Practice Research
1,560,000	Acxiom (a)	20,452
	Database Marketing Services
781,635	Genpact (a)	13,475
	Business Process Outsourcing

Number of Shares		Value (000)
1,027,147	WNS - ADR (India) (a)	$9,131
	Offshore BPO (Business Process Outsourcing) Services
		263,269
	> Gaming Equipment & Services 1.1%
3,725,000	Bally Technologies (a)(b)(c)	151,533
	Slot Machines & Software
2,100,000	WMS Industries (a)	64,512
	Slot Machine Provider
		216,045
	> CATV 1.0%
3,000,000	Discovery Communications, Series C (a)	109,650
	Cable TV Programming
1,250,000	Liberty Global, Series A (a)(b)	56,300
	Cable TV Franchises Outside the USA
17,770	Jupiter Telecommunications (Japan)	19,881
	Largest Cable Service Provider in Japan
		185,831
	> Financial Processors 0.9%
2,429,000	Global Payments	123,879
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	30,725
	Singapore Equity & Derivatives Market Operator
750,000	Hong Kong Exchanges and Clearing (Hong Kong)	15,802
	Hong Kong Equity & Derivatives Market Operator
		170,406
	> Electronics Distribution 0.5%
3,125,000	Avnet (a)	99,625
	Electronic Components Distribution
		99,625
	> Business Information & Marketing Services 0.5%
900,000	FTI Consulting (a)(b)	34,146
	Financial Consulting Firm
3,100,000	Navigant Consulting (a)(c)	32,519
	Financial Consulting Firm
900,000	Verisk Analytics (a)	31,158
	Risk & Decision Analytics
		97,823
	> Contract Manufacturing 0.4%
1,210,000	Plexus (a)	42,120
	Electronic Manufacturing Services
2,800,000	Sanmina-SCI (a)	28,924
	Electronic Manufacturing Services
		71,044
	> Internet Related 0.3%
435,000	Equinix (a)	43,944
	Network Neutral Data Centers
464,305	Mail.ru - GDR (Russia) (a)(d)	15,424
	Internet Social Networking & Games for Russian Speakers
1,000,000	TheStreet.com	3,070
	Financial Information Websites
		62,438

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Entertainment Programming 0.2%
1,400,000	IMAX (Canada) (a)	$45,402
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		45,402
	> Radio 0.1%
164,991	Saga Communications (a)	6,105
	Radio Stations in Small & Mid-sized Cities
1,541,000	Salem Communications (c)	5,532
	Radio Stations for Religious Programming
2,400,000	Spanish Broadcasting System (a)(c)	1,680
	Spanish Language Radio Stations
		13,317
	> TV Broadcasting —%
2,500,000	Entravision Communications (a)	4,625
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)(b)	4,620
	Mid-market Affiliated TV Stations
		9,245
	> Advertising —%
1,500,000	VisionChina Media - ADR (China) (a)(b)	4,245
	Advertising on Digital Screens in China's Mass Transit System
		4,245
Information: Total		5,242,951
Consumer Goods & Services 18.3%
	> Retail 5.2%
3,991,265	lululemon athletica (a)(c)	446,304
	Premium Active Apparel Retailer
3,510,000	Abercrombie & Fitch	234,889
	Teen Apparel Retailer
2,300,000	Shutterfly (a)(c)	132,066
	Internet Photo-centric Retailer
5,600,000	Pier 1 Imports (a)	64,792
	Home Furnishing Retailer
5,225,000	Saks (a)	58,363
	Luxury Department Store Retailer
1,933,750	Chico's FAS	29,451
	Women's Specialty Retailer
525,000	DSW (a)	26,570
	Branded Footwear Retailer
1,371,366	Gaiam (c)	6,816
	Healthy Living Catalogs & E-Commerce
828,500	Talbots (a)(b)	2,767
	Women's Specialty Retailer
62,784	Blue Nile (a)(b)	2,761
	Online Jewelry Retailer
66,000	The Fresh Market (a)	2,553
	Specialty Food Retailer
		1,007,332
	> Apparel 3.5%
2,100,000	Coach	134,253
	Designer & Retailer of Branded Leather Accessories

Number of Shares		Value (000)
2,190,000	Warnaco Group (a)	$114,427
	Global Branded Apparel Manufacturer
1,120,000	Deckers Outdoor (a)	98,717
	Fashion Footwear Wholesaler
1,410,000	Phillips-Van Heusen	92,313
	Apparel Wholesaler & Retailer
1,980,000	Guess?	83,279
	Branded Apparel, Accessories & Licensor
2,047,000	True Religion Apparel (a)(c)	59,527
	Premium Denim
1,400,000	Crocs (a)	36,050
	Branded Footwear Wholesaler & Retailer
1,000,000	Hanesbrands (a)	28,550
	Apparel Wholesaler
600,000	Steven Madden (a)	22,506
	Wholesaler/Retailer of Fashion Footwear
100,197	Zuoan Fashion (China) (a)(b)	560
	Men's Apparel Provider in China
		670,182
	> Travel 2.8%
3,850,000	Gaylord Entertainment (a)(c)	115,500
	Convention Hotels
3,900,000	Expedia	113,061
	Online Travel Services Company
4,600,000	Avis Budget Group (a)	78,614
	Second Largest Car Rental Company
1,250,000	Vail Resorts	57,775
	Ski Resort Operator & Developer
1,289,880	HomeAway (a)	49,919
	Vacation Rental Online Marketplace
3,000,000	Hertz (a)	47,640
	Largest U.S. Rental Car Operator
2,000,000	Localiza Rent A Car (Brazil)	35,754
	Car Rental
970,000	Choice Hotels	32,359
	Franchisor of Budget Hotel Brands
		530,622
	> Food & Beverage 1.7%
1,900,000	Hansen Natural (a)	153,805
	Alternative Beverages
1,170,000	Diamond Foods (b)(c)	89,318
	Snack Foods & Culinary Ingredients
32,896,000	Olam International (Singapore)	73,128
	Agriculture Supply Chain Manager
1,200,000	GLG Life Tech (Canada) (a)	8,064
	Produce an All-natural Sweetener Extracted from the Stevia Plant
240,000	Lance	5,191
	Snack Foods
		329,506
	> Furniture & Textiles 0.9%
4,000,000	Knoll (c)	80,280
	Office Furniture
2,800,000	Herman Miller	76,216
	Office Furniture
1,000,000	Interface	19,370
	Modular & Broadloom Carpet
		175,866

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Casinos & Gaming 0.9%
1,590,000	Penn National Gaming (a)	$64,141
	Regional Casino Operator
3,400,000	Pinnacle Entertainment (a)(c)	50,660
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)	38,310
	Macau Casino Operator
12,000,000	MGM China Holdings (Hong Kong) (a)	22,144
	Macau Casino Operator
		175,255
	> Educational Services 0.7%
2,800,000	Career Education (a)	59,220
	Post-secondary Education
1,700,000	Universal Technical Institute (c)	33,609
	Vocational Training
350,000	ITT Educational Services (a)(b)	27,384
	Post-secondary Degree Services
200,000	New Oriental Education & Technology - ADR (China) (a)	22,344
	Education Service Provider
2,000,000	Voyager Learning, Contingent Value Rights (a)(d)	300
	Education Services for the K-12 Market
		142,857
	> Other Consumer Services 0.7%
2,190,000	Lifetime Fitness (a)(c)	87,403
	Sport & Fitness Club Operator
14,000,000	Lifestyle International (Hong Kong)	41,319
	Mid- to High-end Department Store Operator in Hong Kong & China
4,250,000	Move (a)	9,307
	Real Estate Internet Websites
1,325,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	1,948
	Provides Real Estate Services in China
		139,977
	> Other Durable Goods 0.5%
1,720,000	Jarden	59,357
	Branded Household Products
415,000	Cavco Industries (a)(c)	18,675
	Manufactured Homes
400,000	Tesla Motors (a)(b)	11,652
	Design, Manufacture & Sell High Performance Electric Vehicles
		89,684
	> Restaurants 0.4%
2,000,000	AFC Enterprises (a)(c)	32,900
	Popeye's Restaurants
480,000	P.F. Chang's China Bistro	19,315
	Mandarin Style Restaurants
675,000	Bravo Brio Restaurant Group (a)	16,490
	Upscale Casual Italian Restaurants
450,000	Cheesecake Factory (a)	14,117
	Casual Dining Restaurants
		82,822

Number of Shares		Value (000)
	> Consumer Goods Distribution 0.3%
2,100,000	Pool	$62,601
	Distributor of Swimming Pool Supplies & Equipment
		62,601
	> Leisure Products 0.3%
1,980,000	Thor Industries	57,103
	RV & Bus Manufacturer
		57,103
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(c)	55,248
	Hair Dryers & Curling Irons
		55,248
	> Other Entertainment 0.1%
173,436	CTS Eventim (Germany)	11,984
	Event Ticket Sales
		11,984
Consumer Goods & Services: Total		3,531,039
Industrial Goods & Services 18.3%
	> Machinery 10.1%
6,750,000	Ametek	303,075
	Aerospace/Industrial Instruments
4,200,000	Donaldson (c)	254,856
	Industrial Air Filtration
3,000,000	Nordson	164,550
	Dispensing Systems for Adhesives & Coatings
3,535,000	Pentair	142,673
	Pumps & Water Treatment
2,900,000	Kennametal	122,409
	Consumable Cutting Tools
2,565,000	Clarcor (c)	121,273
	Mobile & Industrial Filters
3,650,000	Oshkosh (a)	105,631
	Specialty Truck Manufacturer
1,800,000	Pall	101,214
	Filtration & Fluids Clarification
2,250,000	HEICO (c)	89,460
	FAA Approved Aircraft Replacement Parts
2,050,000	MOOG (a)	89,216
	Motion Control Products for Aerospace, Defense & Industrial Markets
2,200,000	ESCO Technologies (c)	80,960
	Automatic Electric Meter Readers
1,150,000	WABCO Holdings (a)	79,419
	Truck & Bus Component Supplier
805,000	Toro	48,703
	Turf Maintenance Equipment
1,300,000	Mine Safety Appliances	48,542
	Safety Equipment
1,300,000	Kaydon	48,516
	Specialized Friction & Motion Control Products
600,000	Wabtec	39,432
	Freight & Transit Component Supplier
1,600,000	Generac (a)	31,040
	Stand-by Power Generators
287,000	Neopost (France)	24,655
	Postage Meter Machines

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Machinery—continued
3,500,000	Jain Irrigation Systems (India)	$13,382
	Agricultural Micro-irrigation Systems & Food Processing
10,000,000	Marel (Iceland) (a)	10,586
	Largest Manufacturer of Poultry & Fish Processing Equipment
100,000	Valmont Industries	9,639
	Center Pivot Irrigation Systems & Utility Poles
1,250,000	Spartan Motors	6,750
	Specialty Truck & Chassis Manufacturer
		1,935,981
	> Industrial Materials & Specialty Chemicals 2.4%
1,650,000	Albemarle	114,180
	Refinery Catalysts & Other Specialty Chemicals
650,000	FMC Corp.	55,913
	Niche Specialty Chemicals
340,000	Novozymes (Denmark)	55,329
	Industrial Enzymes
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile)	43,557
	Producer of Specialty Fertilizers, Lithium & Iodine
1,260,000	Drew Industries (c)	31,147
	RV & Manufactured Home Components
524,000	Mersen (France)	29,559
	Advanced Industrial Materials
1,100,000	Albany International	29,029
	Paper Machine Clothing & Advanced Textiles
10,000	Sika (Switzerland)	24,109
	Chemicals for Construction & Industrial Applications
831,000	Nalco	23,110
	Provider of Water Treatment & Process Chemicals & Services
350,000	Greif	22,761
	Industrial Packaging
2,218,700	Kansai Paint (Japan)	20,215
	Paint Producer in Japan, India, China & Southeast Asia
400,000	Silgan Holdings	16,388
	Metal & Plastic Packaging
		465,297
	> Other Industrial Services 2.0%
3,200,000	Expeditors International of Washington	163,808
	International Freight Forwarder
1,767,165	Imtech (Netherlands)	62,503
	Electromechanical & Information & Communications Technologies Installation & Maintenance
1,300,000	Forward Air	43,927
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	33,904
	Portable Storage Units Leasing
900,000	LKQ (a)	23,481
	Alternative Auto Parts Distribution
1,000,000	UTI Worldwide	19,690
	Freight Forwarding & Logistics

Number of Shares		Value (000)
626,524	Arcadis (Netherlands)	$15,327
	Engineering Consultants
1,050,000	TrueBlue (a)	15,204
	Temporary Manual Labor
10,000,000	Hutchison Port Holdings Trust (Hong Kong) (a)	8,450
	Southern China Container Ports
		386,294
	> Industrial Distribution 1.0%
900,000	WW Grainger	138,285
	Industrial Distribution
2,600,000	Interline Brands (a)(c)	47,762
	Industrial Distribution
100,000	Watsco	6,799
	HVAC Distribution
		192,846
	> Electrical Components 0.6%
1,440,000	Acuity Brands	80,323
	Commercial Lighting Fixtures
1,500,000	Ushio (Japan)	29,659
	Industrial Light Sources
351,000	Saft (France)	12,071
	Niche Battery Manufacturer
		122,053
	> Waste Management 0.6%
1,672,500	Waste Connections	53,068
	Solid Waste Management
1,000,000	Republic Services	30,850
	Solid Waste Management
280,000	Clean Harbors (a)	28,910
	Hazardous Waste Services & Disposal
		112,828
	> Outsourcing Services 0.5%
2,800,000	Quanta Services (a)	56,560
	Electrical & Telecom Construction Services
1,210,000	Insperity	35,828
	Professional Employer Organization
600,000	GP Strategies (a)	8,196
	Training Programs
		100,584
	> Construction 0.4%
66,000	NVR (a)	47,882
	D.C. Homebuilder
1,800,000	Mills Estruturas e Serviços de Engenharia (Brazil)	25,951
	Civil Engineering & Construction
360,073	Simpson Manufacturing	10,755
	Wall Joint Maker
		84,588
	> Conglomerates 0.4%
2,263,654	Aalberts Industries (Netherlands)	52,916
	Flow Control & Heat Treatment
600,000	Ibiden (Japan)	18,785
	Electronic Parts & Ceramics
		71,701

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Steel 0.3%
2,340,000	GrafTech International (a)	$47,432
	Industrial Graphite Materials Producer
		47,432
	> Water —%
649,641	Mueller Water Products	2,586
	Fire Hydrants, Valves & Ductile Iron Pipes
		2,586
Industrial Goods & Services: Total		3,522,190
Energy & Minerals 9.8%
	> Oil Services 3.9%
6,200,000	FMC Technologies (a)	277,698
	Oil & Gas Wellhead Manufacturer
2,641,054	Fugro (Netherlands)	190,424
	Sub-sea Oilfield Services
2,399,000	Atwood Oceanics (a)	105,868
	Offshore Drilling Contractor
743,000	Oil States International (a)	59,373
	Diversified North American Oil Service Provider
1,670,000	ShawCor (Canada)	51,289
	Oil & Gas Pipeline Products
375,000	Bristow	19,132
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
528,300	Black Diamond Group (Canada)	17,255
	Provides Accommodations/Equipment for Oil Sands Exploitation
500,000	Hornbeck Offshore (a)	13,750
	Supply Vessel Operator in U.S. Gulf of Mexico
2,890,900	Horizon North Logistics (Canada)	13,429
	Provides Diversified Oil Service Offering in Northern Canada
9,519,200	Tuscany International Drilling (Colombia) (a)	9,080
1,040,000	Tuscany International Drilling - Warrants (Colombia) (a)	38
	South America-based Drilling Rig Contractor
		757,336
	> Oil & Gas Producers 3.7%
4,810,550	Pacific Rubiales Energy (Colombia)	128,936
	Oil Production & Exploration in Colombia
1,650,000	Southwestern Energy (a)	70,752
	Oil & Gas Producer
2,700,000	Denbury Resources (a)	54,000
	Oil Producer Using Co2 Injection
715,000	SM Energy	52,538
	Oil & Gas Producer
974,000	Rosetta Resources (a)	50,200
	Oil & Gas Producer Exploring in South Texas & Montana
2,400,000	Tullow Oil (United Kingdom)	47,763
	Oil & Gas Producer
910,000	Ultra Petroleum (a)	41,678
	Oil & Gas Producer

Number of Shares		Value (000)
695,000	Range Resources	$38,572
	Oil & Gas Producer
650,000	Baytex (Canada) (b)	35,531
	Oil & Gas Producer in Canada
1,200,000	Houston American Energy (b)	21,756
	Oil & Gas Exploration & Production in Colombia
27,063,400	ShaMaran Petroleum (Iraq) (a)	21,326
	Oil Exploration in Kurdistan
550,000	Swift Energy (a)	20,499
	Oil & Gas Exploration & Production Company
850,000	Northern Oil & Gas (a)(b)	18,828
	Small E&P Company in North Dakota Bakken
250,000	Cabot Oil & Gas	16,578
	Large Natural Gas Producer in Appalachia & Gulf Coast
293,000	Carrizo Oil & Gas (a)	12,233
	Oil & Gas Producer
37,500,000	Petromanas (Canada) (a)(c)(d)	11,050
18,750,000	Petromanas - Warrants (Canada) (a)(c)(d)	476
	Exploring for Oil in Albania
26,000,000	Petrodorado (Colombia) (a)(c)	8,222
24,000,000	Petrodorado - Warrants (Colombia) (a)(c)(d)	2,436
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
42,580,500	Alange Energy (Colombia) (a)(b)	9,713
	Oil & Gas Exploration & Production in Colombia
484,500	Crew Energy (Canada) (a)	7,535
	Canadian Oil & Gas Producer
575,000	Venoco (a)	7,326
	Oil & Gas Producer in California & Texas
6,300,000	Canacol Energy (Colombia) (a)(d)	6,786
	Oil Producer in South America
228,200	Oasis Petroleum (a)	6,773
	Oil Producer in North Dakota
1,198,100	Pan Orient (Canada) (a)	6,659
	Growth Oriented & Return Focused Asian Explorer
30,275,000	Petroamerica (Colombia) (a)(c)	5,023
	Oil Exploration & Production in Colombia
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(d)	3,884
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)	572
	Oil & Gas Exploration/Production in the North Sea
41,100,000	Quetzal Energy (Colombia) (a)(c)(d)	3,273
8,900,000	Quetzal Energy (Colombia) (a)(c)	738
	Explores for Oil & Gas in Latin America
175,400	Celtic Exploration (Canada) (a)	3,879
	Canadian Oil & Gas Producer
2,245,000	Primary Petroleum (Canada) (a)	1,117
	Targeting Oil Deposits in Western Montana
		716,652

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Mining 1.6%
641,000	Core Laboratories (Netherlands) (b)	$71,497
	Oil & Gas Reservoir Consulting
1,950,000	Silver Wheaton (Canada)	64,350
	Silver Mining Royalty Company
15,000,000	Zhaojin Mining Industry (China)	30,945
	Gold Mining & Refining in China
1,150,000	Ivanhoe Mines (Canada) (a)	29,059
	Copper Mine Project in Mongolia
4,432,000	Northam Platinum (South Africa)	27,837
	Platinum Mining in South Africa
900,000	Silver Standard Resources (a)	24,021
	Silver Mining
2,800,000	Alexco Resource (a)	20,188
	Mining, Exploration & Environmental Services
5,000,000	Orko Silver (Canada) (a)(b)	14,464
	Silver Exploration & Development
3,816,400	Duluth Metals (Canada) (a)	9,418
	Copper & Nickel Miner
5,215,500	Mongolian Mining (Hong Kong) (a)	6,449
	Coking Coal Mining in Mongolia
236,400	Tahoe Resources (Canada) (a)(d)	4,368
	Silver Project in Guatemala
800,000	Augusta Resource (a)	3,704
	U.S. Copper/Molybdenum Mine
4,000,000	Wolverine Minerals (Canada) (a)(c)(d)	2,389
2,000,000	Wolverine Minerals - Warrants (Canada) (a)(c)(d)	281
	Gold Miner
		308,970
	> Alternative Energy 0.3%
3,000,000	GT Solar International (a)(b)	48,600
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
500,000	STR Holdings (a)(b)	7,460
	Makes Encapsulant for Solar Power Modules/Provides Quality Assurance
1,210,300	Synthesis Energy Systems (China) (a)(b)	2,263
	Owner/Operator of Gasification Plants
		58,323
	> Oil Refining, Marketing & Distribution 0.2%
600,000	Vopak (Netherlands)	29,400
	World's Largest Operator of Petroleum & Chemical Storage Terminals
		29,400
	> Agricultural Commodities 0.1%
6,818,182	Union Agriculture Group (Argentina) (a)(d)	15,000
	Farmland Operator in Uruguay
		15,000
Energy & Minerals: Total		1,885,681

Number of Shares		Value (000)
Finance 9.5%
	> Banks 3.9%
2,800,000	BOK Financial	$153,356
	Tulsa-based Southwest Bank
6,304,320	Valley National Bancorp (b)	85,802
	New Jersey/New York Bank
5,413,800	Associated Banc-Corp	75,252
	Midwest Bank
2,337,313	Hancock Holding (b)	72,410
	Gulf Coast Bank
1,160,000	SVB Financial Group (a)	69,264
	Bank to Venture Capitalists
1,145,000	City National	62,116
	Bank & Asset Manager
2,860,000	MB Financial (c)	55,026
	Chicago Bank
3,613,000	TCF Financial	49,859
	Great Lakes Bank
4,300,000	CVB Financial (b)	39,775
	Inland Empire Business Bank
4,056,427	First Busey	21,458
	Illinois Bank
1,121,188	Sandy Spring Bancorp	20,170
	Baltimore/D.C. Bank
1,350,000	TriCo Bancshares (c)	19,710
	California Central Valley Bank
772,632	Hudson Valley	14,920
	Metro New York City Bank
706,559	Eagle Bancorp (a)	9,397
	Metro D.C. Bank
3,764,300	Shinsei Bank (Japan)	3,765
	Commercial Bank
246,505	Pacific Continental	2,256
	Pacific Northwest Bank
583,872	Green Bankshares (a)(b)	1,530
	Tennessee Bank
		756,066
	> Insurance 2.2%
2,820,000	Leucadia National	96,162
	Insurance Holding Company
9,400,000	CNO Financial Group (a)	74,354
	Life, Long-term Care & Medical Supplement Insurance
1,320,000	Hanover Insurance Group	49,777
	Personal & Commercial Lines Insurance
1,200,000	HCC Insurance Holdings	37,800
	Specialty Insurance
832,000	Willis Group (Ireland)	34,204
	Insurance Broker
1,000,000	Delphi Financial Group	29,210
	Workers Compensation & Group Employee Benefit Products & Services
1,225,000	Tower Group	29,180
	Commercial & Personal Lines Insurance
1,420,000	Selective Insurance Group	23,103
	Commercial & Personal Lines Insurance
900,000	Brown & Brown	23,094
	Insurance Broker
1,600,000	Symetra Financial	21,488
	Life Insurance

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Insurance—continued
300,000	Assured Guaranty	$4,893
	Global Muni Bond Insurance
33,746	Enstar Group (a)	3,526
	Insurance/Reinsurance & Related Services
		426,791
	> Finance Companies 1.6%
1,505,202	World Acceptance (a)(c)	98,696
	Personal Loans
2,350,000	McGrath Rentcorp (c)	65,988
	Temporary Space & IT Rentals
2,300,000	Aaron's	64,998
	Rent to Own
3,000,000	H&E Equipment Services (a)(c)	41,970
	Heavy Equipment Leasing
1,123,400	CAI International (a)(c)	23,209
	International Container Leasing
1,091,000	Marlin Business Services (a)(c)	13,801
	Small Equipment Leasing
90,020	GATX	3,342
	Rail Car Lessor
78,500	Textainer Group Holdings	2,413
	Top International Container Leasor
		314,417
	> Brokerage & Money Management 1.4%
6,198,000	SEI Investments	139,517
	Mutual Fund Administration & Investment Management
3,391,000	Eaton Vance	102,510
	Specialty Mutual Funds
400,000	Financial Engines (a)	10,368
	Asset management for 401k plans
629,493	Investment Technology Group (a)	8,825
	Electronic Trading
		261,220
	> Credit Cards 0.2%
400,000	Alliance Data Systems (a)(b)	37,628
	Diversified Credit Card Provider
		37,628
	> Savings & Loans 0.2%
1,024,069	ViewPoint Financial	14,132
	Texas Thrift
1,010,000	Provident New York Bancorp	8,444
	New York State Thrift
452,146	Kaiser Federal Financial Group	5,570
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,478
	Northeast Thrift
		29,624
Finance: Total		1,825,746
Health Care 8.6%
	> Biotechnology & Drug Delivery 3.2%
4,315,000	BioMarin Pharmaceutical (a)	117,411
	Biotech Focused on Orphan Diseases
4,181,000	Seattle Genetics (a)(b)	85,794
	Antibody-based Therapies for Cancer

Number of Shares		Value (000)
2,226,000	InterMune (a)	$79,802
	Drugs for Pulmonary Fibrosis & Hepatitis C
1,450,000	Onyx Pharmaceuticals (a)	51,185
	Commercial-stage Biotech Focused on Cancer
2,400,000	Auxilium Pharmaceuticals (a)(c)	47,040
	Biotech Focused on Niche Disease Areas
780,000	United Therapeutics (a)	42,978
	Biotech Focused on Rare Diseases
4,500,000	NPS Pharmaceuticals (a)(c)	42,525
	Orphan Drugs & Healthy Royalties
4,500,000	Isis Pharmaceuticals (a)	41,220
	Biotech Pioneer in Anti-sense Drugs
5,500,000	Micromet (a)(b)(c)	31,570
	Next-generation Antibody Technology
4,549,900	Chelsea Therapeutics (a)(b)(c)	23,205
	Biotech Focused on Rare Diseases
3,300,000	Nabi Biopharmaceuticals (a)(c)	17,754
	Biotech Focused on Vaccines
1,740,000	Anthera Pharmaceuticals (a)(b)(c)	14,216
	Biotech Focused on Cardiovascular, Cancer & Immunology
2,300,000	Idenix Pharmaceuticals (a)	11,500
	Developer of Drugs for Infectious Diseases
3,500,000	Array Biopharma (a)(c)	7,840
	Drugs for Cancer & Inflammatory Diseases
359,944	MicroDose Technologies (a)(d)	374
	Drug Inhaler Development
94,715	Locus Pharmaceuticals (a)(d)(e)	—
	High Throughput Rational Drug Design
		614,414
	> Medical Equipment & Devices 2.8%
4,200,000	Alexion Pharmaceuticals (a)(b)	197,526
	Biotech Focused on Orphan Diseases
1,800,000	Sirona Dental Systems (a)	95,580
	Manufacturer of Dental Equipment
1,000,000	Edwards Lifesciences (a)	87,180
	Heart Valves
700,000	Gen-Probe (a)	48,405
	Molecular In-vitro Diagnostics
500,000	Idexx Laboratories (a)	38,780
	Diagnostic Equipment & Services for Veterinarians
550,000	Haemonetics (a)	35,403
	Blood & Plasma Collection Equipment
570,000	Orthofix International (a)	24,208
	Bone Fixation & Stimulation Devices
1,650,000	Pacific Biosciences of California (a)(b)	19,305
	Genome Sequencing
		546,387
	> Medical Supplies 1.3%
3,200,000	Cepheid (a)(c)	110,848
	Molecular Diagnostics
2,126,000	Patterson Companies	69,924
	Dental, Veterinarian & Medical Distributor
650,000	Henry Schein (a)	46,534
	Largest Distributor of Healthcare Products
325,200	Neogen (a)	14,702
	Food & Animal Safety Products

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Medical Supplies—continued
200,000	Owens & Minor	$6,898
	Distribution of Medical Supplies
		248,906
	> Health Care Services 0.8%
1,655,000	Community Health Systems (a)	42,500
	Non-urban Hospitals
3,800,000	Health Management Associates (a)	40,964
	Non-urban Hospitals
400,000	HMS Holdings (a)	30,748
	Cost Containment Services
4,250,000	eResearch Technology (a)(c)	27,073
	Clinical Research Services
700,000	Allscripts Healthcare Solutions (a)	13,594
	IT for Physician Offices & Hospitals
		154,879
	> Pharmaceuticals 0.3%
4,000,000	Akorn (a)	28,000
	Develops, Manufactures & Sells Specialty Generic Drugs
2,393,955	Adcock Ingram Holdings (South Africa)	21,034
	Manufacturer of Pharmaceuticals & Medical Supplies
1,818,154	Alimera Sciences (a)(b)(c)	14,818
	Ophthalmogy-focused Pharmaceutical Company
		63,852
	> Hospital Management 0.2%
1,450,000	Kindred Healthcare (a)	31,131
	Post-Acute Healthcare Facilities
		31,131
Health Care: Total		1,659,569
Other Industries 5.8%
	> Real Estate 3.5%
4,575,000	BioMed Realty Trust	88,023
	Life Science-focused Office Buildings
840,000	Federal Realty Investment Trust	71,551
	Shopping Centers
2,200,000	Dupont Fabros Technology (b)	55,440
	Technology-focused Office Buildings
720,000	Digital Realty Trust (b)	44,481
	Technology-focused Office Buildings
1,120,000	Kilroy Realty	44,229
	West Coast Office & Industrial Properties
2,700,000	Associated Estates Realty (c)	43,875
	Multi-family Properties
975,000	Post Properties	39,741
	Multi-family Properties
1,850,000	Extra Space Storage	39,460
	Self Storage Facilities
43,000,000	Mapletree Logistics Trust (Singapore)	32,243
	Industrial Property Landlord
530,000	Macerich	28,355
	Regional Shopping Malls
900,000	Corporate Office Properties	27,999
	Office Buildings

Number of Shares		Value (000)
3,000,000	Education Realty Trust	$25,710
	Student Housing
15,000,000	Ascendas REIT (Singapore)	24,949
	Industrial Property Landlord
700,000	Washington REIT	22,764
	Washington D.C. Diversified Properties
3,750,000	DCT Industrial Trust	19,612
	Industrial Properties
1,481,994	Summit Hotel Properties (c)	16,821
	Owner of Select Service Hotels
2,800	Orix JREIT (Japan)	15,473
	Diversified REIT
3,050,000	Kite Realty Group	15,189
	Community Shopping Centers
699,701	St. Joe (a)	14,582
	Florida Panhandle Landowner
37,407	Security Capital European Realty (Luxembourg) (a)(d)(e)	—
	Self Storage Properties
		670,497
	> Transportation 1.3%
1,730,000	JB Hunt Transport Services	81,465
	Truck & Intermodal Carrier
2,800,000	Rush Enterprises, Class A (a)(c)	53,284
550,000	Rush Enterprises, Class B (a)(c)	8,855
	Truck Sales & Services
1,260,000	World Fuel Services	45,272
	Global Fuel Broker
2,730,000	Heartland Express	45,209
	Regional Trucker
400,000	Genesee & Wyoming (a)	23,456
	Short-line Operator
		257,541
	> Regulated Utilities 1.0%
2,000,000	Northeast Utilities	70,340
	Regulated Electric Utility
1,800,000	Wisconsin Energy	56,430
	Wisconsin Utility
500,000	ALLETE	20,520
	Regulated Electric Utility in Minnesota
333,000	Red Eléctrica de España (Spain)	20,101
	Spanish Power Transmission
3,333,000	Terna (Italy) (b)	15,496
	Italian Power Transmission
		182,887
Other Industries: Total		1,110,925
Total Equities: 97.5% (Cost: $11,304,342)		18,778,101
Securities Lending Collateral – 1.8%
352,904	Dreyfus Government Cash Management Fund (f) (7 day yield of 0.00%)	352,904
Total Securities Lending Collateral: (Cost: $352,904)		352,904

See accompanying notes to financial statements.

Principal Amount		Value (000)
Short-Term Obligation 2.8%
	> Repurchase Agreement 2.8%
$534,686	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by U.S. Government Agency obligations with various maturities to 12/03/15, market value $545,385 (repurchase proceeds $534,686)	$534,686
		534,686
Total Short-Term Obligation: (Amortized Cost: $534,686)		534,686
Total Investments: 102.1% (Cost: $12,191,932)(g)(h)		19,665,691
Obligation to Return Collateral for Securities Loaned: (1.8)%		(352,904)
Cash and Other Assets Less Liabilities: (0.3)%		(60,928)
Total Net Assets: 100.0%		$19,251,859

ADR = American Depositary Receipts

GDR = Global Depository Receipts

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2011. The total market value of Fund securities on loan at June 30, 2011 was $340,090.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/11	Value	Dividend
AFC Enterprises	2,000,000	-	-	2,000,000	$32,900	$-
Allos Therapeutics*	7,035,000	-	7,035,000	-	-	-
Alimera Sciences	361,450	1,456,704	-	1,818,154	14,818	-
Anthera Pharmaceuticals	1,450,000	290,000	-	1,740,000	14,216	-
Array Biopharma	3,500,000	-	-	3,500,000	7,840	-
Art Technology Group*	9,000,000	-	9,000,000	-	-	-
Associated Estates Realty	2,200,000	500,000	-	2,700,000	43,875	748
Auxilium Pharmaceuticals	1,200,000	1,200,000	-	2,400,000	47,040	-
Bally Technologies	3,725,000	-	-	3,725,000	151,533	-
Blackbaud	2,250,000	-	-	2,250,000	62,370	540
CAI International	1,650,000	-	526,600	1,123,400	23,209	-
Cavco Industries	180,000	235,000	-	415,000	18,675	-
Cepheid	2,415,000	785,000	-	3,200,000	110,848	-
Chelsea Therapeutics	3,449,900	1,100,000	-	4,549,900	23,205	-
Clarcor	2,565,000	-	-	2,565,000	121,273	539
Cogent Communications	2,800,000	-	280,000	2,520,000	42,865	-
Constant Contact	1,400,000	550,000	-	1,950,000	49,491	-
Diamond Foods	1,300,000	-	130,000	1,170,000	89,318	117
Donaldson	4,200,000	-	-	4,200,000	254,856	1,176
Drew Industries	1,260,000	-	-	1,260,000	31,147	-
Education Realty Trust*	3,000,000	-	-	3,000,000	25,710	300
eResearch Technology	4,250,000	-	-	4,250,000	27,073	-
ESCO Technologies	2,200,000	-	-	2,200,000	80,960	352
Gaiam	1,371,366	-	-	1,371,366	6,816	-
Gaylord Entertainment	3,850,000	-	-	3,850,000	115,500	-
H&E Equipment Services	3,000,000	-	-	3,000,000	41,970	-
Hackett Group	4,500,000	-	-	4,500,000	22,905	-
HEICO	1,700,000	550,000	-	2,250,000	89,460	102
Helen of Troy	1,600,000	-	-	1,600,000	55,248	-
iGate	2,913,065	-	13,065	2,900,000	47,328	-
II-VI	2,225,000	2,325,000	-	4,550,000	116,480	-
Informatica*	5,200,000	-	500,000	4,700,000	274,621	-
Interline Brands	2,600,000	-	-	2,600,000	47,762	-
IPG Photonics	2,710,000	70,000	-	2,780,000	202,134	-
IXYS	1,900,000	-	-	1,900,000	28,462	-
Kenexa	2,025,000	-	-	2,025,000	48,560	-
Knoll	4,000,000	-	-	4,000,000	80,280	640
Lifetime Fitness	2,190,000	-	-	2,190,000	87,403	-
lululemon athletica	4,035,000	-	43,735	3,991,265	446,304	-
Marlin Business Services	1,091,000	-	-	1,091,000	13,801	-
MB Financial	2,860,000	-	-	2,860,000	55,026	57
McGrath Rentcorp	2,350,000	-	-	2,350,000	65,988	1,069
Micromet	5,500,000	-	-	5,500,000	31,570	-
Nabi Biopharmaceuticals	1,383,454	1,916,546	-	3,300,000	17,754	-
Nanosphere*	1,480,056	-	1,480,056	-	-	-
Navigant Consulting	3,100,000	-	-	3,100,000	32,519	-
NPS Pharmaceuticals	3,200,000	1,300,000	-	4,500,000	42,525	-
Orko Silver*	10,000,000	-	5,000,000	5,000,000	14,464	-
Orthofix International*	1,150,000	-	580,000	570,000	24,208	-
PAETEC Holding	9,600,000	-	-	9,600,000	45,984	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	15,779	-
Petroamerica	30,275,000	-	-	30,275,000	5,023	-
Petrodorado	48,000,000	2,000,000	-	50,000,000	10,658	-
Petrolifera Petroleum*	13,950,000	-	13,950,000	-	-	-
Petromanas	56,250,000	-	-	56,250,000	11,526	-
Pinnacle Entertainment	3,400,000	-	-	3,400,000	50,660	-

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/11	Value	Dividend
Quetzal Energy	-	50,000,000	-	50,000,000	$4,011	$-
Rush Enterprises	3,350,000	-	-	3,350,000	62,139	-
Salem Communications	1,541,000	-	-	1,541,000	5,532	-
Shutterfly	1,700,000	600,000	-	2,300,000	132,066	-
Spanish Broadcasting System	2,400,000	-	-	2,400,000	1,680	-
SPS Commerce	856,429	43,571	-	900,000	16,011	-
Summit Hotel Properties	-	1,481,994	-	1,481,994	16,821	61
Supertex	1,035,000	-	100,000	935,000	20,944	-
Talbots*	4,150,000	-	3,321,500	828,500	2,767	-
THQ*	3,567,000	-	3,567,000	-	-	-
TriCo Bancshares	1,350,000	-	-	1,350,000	19,710	243
True Religion Apparel	2,047,000	-	-	2,047,000	59,527	-
Tuscany International Drilling*+	13,319,200	4,589,700	7,349,700	10,559,200	9,118	-
tw telecom	9,500,000	-	-	9,500,000	195,035	-
Tyler Technologies	2,000,000	-	-	2,000,000	53,560	-
Universal Technical Institute	1,700,000	-	-	1,700,000	33,609	-
Virtusa	2,000,000	125,000	-	2,125,000	40,269	-
Warnaco Group*	2,190,000	-	-	2,190,000	114,427	-
Wolverine Minderals	-	6,000,000	-	6,000,000	2,670	-
World Acceptance	1,505,202	-	-	1,505,202	98,696	-
Total of Affiliated Transactions	358,776,122	77,118,515	52,876,656	383,017,981	$4,310,532	$5,944

*   At June 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

+   Includes the effects of a corporate action.

  The aggregate cost and value of these companies at June 30, 2011, were $2,325,878 and $3,845,216, respectively. Investments in affiliated companies represented 20.0% of the Fund's total net assets at June 30, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $66,613, which represented 0.35% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Mail.ru - GDR	11/5/10-12/31/10	464,305	$16,518	$15,424
Union Agriculture Group	12/08/10	6,818,182	15,000	15,000
Petromanas	5/20/10	37,500,000	13,032	11,050
Canacol Energy	4/15/10	6,300,000	4,667	6,786
Tahoe Resources	5/28/10	236,400	1,350	4,368
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591	3,884
Quetzal Energy	1/14/11	41,100,000	5,193	3,273
Petrodorado - Warrants	11/20/09	24,000,000	2,965	2,436
Wolverine Minerals	6/03/11	4,000,000	2,005	2,389
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	526	572
Petromanas - Warrants	5/20/10	18,750,000	1,086	476
MicroDose Technologies	11/24/00	359,944	2,005	374
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	300
Wolverine Minerals - Warrants	6/03/11	2,000,000	243	281
Locus Pharmaceuticals	9/05/01-2/08/07	94,715	7,780	-
Security Capital European Realty	8/20/98-7/20/99	37,407	205	-
			$76,166	$66,613

(e)  Security has no value.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  At June 30, 2011, for federal income tax purposes, the cost of investments was $12,191,932 and net unrealized appreciation was $7,473,759, consisting of gross unrealized appreciation of $8,160,875 and gross unrealized depreciation of $687,116.

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(h)  On June 30, 2011, the market value of foreign securities represented 10.80% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$422,067	2.19
Canada	326,015	1.69
Colombia	174,245	0.91
Singapore	161,045	0.84
Hong Kong	132,474	0.69
Sweden	127,222	0.66
Japan	125,073	0.65
France	66,285	0.34
China	62,305	0.32
Brazil	61,705	0.32
Denmark	55,329	0.29
United Kingdon	52,219	0.27
South Africa	48,871	0.25
	Value	Percent
Chile	$43,557	0.23
Ireland	34,204	0.18
Israel	29,088	0.15
Switzerland	24,109	0.13
India	22,513	0.12
Iraq	21,326	0.11
Spain	20,101	0.10
Italy	15,496	0.08
Russia	15,424	0.08
Argentina	15,000	0.08
Germany	11,984	0.06
Iceland	10,586	0.06
Luxembourg	-	0.00
Total Foreign Portfolio	$2,078,243	10.80

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$5,032,026	$210,925	$-	$5,242,951
Consumer Goods & Services	3,382,164	148,575	300	3,531,039
Industrial Goods & Services	3,153,094	369,096	-	3,522,190
Energy & Minerals	1,502,348	368,333	15,000	1,885,681
Finance	1,821,981	3,765	-	1,825,746
Health Care	1,638,161	21,034	374	1,659,569
Other Industries	1,002,663	108,262	-	1,110,925
Total Equities	17,532,437	1,229,990	15,674	18,778,101
Total Securities Lending Collateral	352,904	-	-	352,904
Total Short-Term Obligation	-	534,686	-	534,686
Total Investments	$17,885,341	$1,764,676	$15,674	$19,665,691

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using the market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade. Securities for which no market exist are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities
Consumer Goods & Services	$262	$-	$38	$-	$-	$-	$-	$300
Energy & Minerals	15,000	-	-	-	-	-	-	15,000
Health Care	103	-	271	-	-	-	-	374
	$15,365	$-	$309	$-	$-	$-	$-	$15,674

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $309. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$54,754	$-	$-	$54,754

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/11	06/30/11
Purchases
Europe
> United Kingdom
GlobeOp Financial Services	3,100,000	3,758,000
JLT Group	2,147,000	2,868,800
Kesa Electricals	0	8,346,000
Next	0	582,000
Smith & Nephew	1,445,775	1,630,000
> Netherlands
Fugro	763,202	784,111
Imtech	1,803,729	1,841,280
USG People	1,079,600	1,093,994
> France
Gemalto	639,000	799,000
Teleperformance	670,000	1,078,000
> Germany
Dürr	0	237,511
Rhoen-Klinikum	1,110,000	1,460,000
> Switzerland
Dufry Group	0	190,000
Partners Group	185,000	235,000
> Norway
Atea	340,964	2,045,964
> Belgium
EVS Broadcast Equipment	0	145,031
Asia
> Japan
Asics	3,008,500	3,650,000
Hoshizaki Electric	1,532,300	1,563,000
Ibiden	711,000	819,000
Japan Airport Terminal	1,250,000	1,666,700
Kuraray	1,670,000	1,974,000
Shinsei Bank	13,353,800	23,908,800
Sintokogio	1,172,500	1,794,000
Torishima Pump Manufacturing	972,500	1,250,500
Ushio	1,170,800	1,292,500
> Singapore
Mapletree Commercial Trust	0	30,000,000
> Hong Kong
MGM China Holdings	0	12,000,000
Sa Sa International	33,000,000	35,000,000
> China
ENN Energy	0	6,000,000
Noah Holdings - ADR	223,100	432,790
Want Want	0	7,143,600

	Number of Shares
	03/31/11	06/30/11
> Taiwan
China Steel Chemical	2,966,500	4,192,000
Far Eastone Telecom	4,957,300	21,429,000
President Chain Store	3,362,500	5,665,000
St. Shine Optical	1,133,100	1,511,000
Taiwan Hon Chuan	4,639,400	6,911,000
> India
Jain Irrigation Systems	7,675,000	8,587,418
Mundra Port & Special Economic Zone	6,360,300	7,496,953
United Breweries	0	367,138
> Thailand
Home Product Center	58,207,800	80,000,000
> Indonesia
Ace Indonesia	0	6,898,100
Other Countries
> Canada
Alliance Grain Traders	0	501,700
Celtic Exploration	0	146,200
Crew Energy	0	367,600
> United States
Oil States International	0	250,000
> South Africa
Coronation Fund Managers	1,788,501	8,723,060
Rand Merchant Insurance	10,355,359	17,625,208
Latin America
> Brazil
Multiplus	0	1,100,000
> Colombia
Canacol Energy	8,058,800	8,240,000

See accompanying notes to financial statements.

	Number of Shares
	03/31/11	06/30/11
Sales
Europe
> United Kingdom
Cobham	9,259,000	5,385,000
FlyBe	1,462,658	1,376,083
Serco	6,700,000	3,513,800
> France
Eurofins Scientific	600,800	489,287
Toreador Resources	372,000	0
> Germany
CTS Eventim	490,000	403,286
Vossloh	240,000	165,000
> Sweden
East Capital Explorer	916,662	905,452
Hexagon	4,382,000	3,799,000
> Italy
Tod's	452,200	257,200
> Ireland
United Drug	12,110,000	9,669,485
> Finland
Poyry	1,706,942	410,523
Asia
> Japan
Benesse	33,300	0
Gree	2,226,000	1,355,000
Start Today	2,421,300	1,275,000
Suruga Bank	1,750,000	0
> Singapore
Mapletree Logistics Trust	57,000,000	50,000,000
> China
China Communication Services	45,000,000	41,959,300
China Green	10,140,400	0
China Yurun Food	12,199,600	10,764,600
Jiangsu Expressway	36,700,000	23,146,000
New Oriental Education & Technology - ADR	278,315	230,000
Wasion Group	29,425,300	24,244,400
Zuoan Fashion	817,360	680,503
> Taiwan
Formosa International Hotels	1,599,620	1,142,620
Simplo Technology	7,200,000	5,821,000
> India
Asian Paints	368,098	320,000
Housing Development Finance	1,100,000	0
Infrastructure Development Finance	5,675,000	3,550,000
Shriram Transport Finance	1,835,000	715,000

	Number of Shares
	03/31/11	06/30/11
Other Countries
> Canada
Baytex	735,000	574,000
Guyana Goldfields	1,355,000	1,291,135
> United States
Atwood Oceanics	1,340,000	1,273,000
Tesco	324,000	0
> Australia
Hastie Group	3,962,289	0
SAI Global	7,286,896	6,281,896
Latin America
> Brazil
Localiza Rent A Car	4,700,000	4,300,000
PDG Realty	5,000,000	4,400,000

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
		Equities: 95.6%
Europe 37.4%
	> United Kingdom 7.0%
2,000,000	Intertek Group	$63,331
	Testing, Inspection & Certification Services
5,437,000	Chemring	55,847
	Defense Manufacturer of Countermeasures & Energetics
2,868,800	JLT Group	31,355
	International Business Insurance Broker
3,513,800	Serco	31,158
	Facilities Management
56,093,000	Workspace Group	27,233
	United Kingdom Real Estate
26,712,371	Archipelago Resources (a)	26,474
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
3,758,000	GlobeOp Financial Services	23,613
	Hedge Fund Administrator
1,976,000	Petropavlovsk	23,151
	Gold & Iron Ore Mining in Russia
582,000	Next	21,717
	Clothes & Home Retailer in the United Kingdom
8,346,000	Kesa Electricals	18,445
	Europe's Leading Electricals Retailers
2,752,210	Abcam	18,409
	Online Sales of Antibodies
680,000	Rotork	18,400
	Valve Actuators for Oil & Water Pipelines
5,385,000	Cobham	18,288
	Aerospace Components
2,432,000	Premier Oil (a)	17,432
	Oil & Gas Producer in Europe, Pakistan & Asia
1,630,000	Smith & Nephew	17,397
	Medical Equipment & Supplies
690,000	Tullow Oil	13,732
	Oil & Gas Producer
859,200	Shaftesbury	7,281
	London Prime Retail REIT
3,889,000	PureCircle (a)(b)	5,524
	Natural Sweeteners
1,650,000	SKIL Ports & Logistics (a)	5,164
	Indian Container Port Project
1,549,500	Sterling Resources (a)	2,651
1,050,500	Sterling Resources (a)(c)	1,761
	Oil & Gas Exploration - Europe
1,376,083	FlyBe (a)	4,064
	Largest European Regional Airline
		452,427
	> Netherlands 6.4%
1,841,280	Imtech	65,125
	Electromechanical & Information & Communications Technologies Installation & Maintenance
784,111	Fugro	56,536
	Sub-sea Oilfield Services

Number of Shares		Value (000)
1,104,200	Vopak	$54,106
	World's Largest Operator of Petroleum & Chemical Storage Terminals
2,296,992	Aalberts Industries	53,695
	Flow Control & Heat Treatment
1,476,800	Unit 4 Agresso (d)	53,390
	Business Software Development
1,272,365	Koninklijke TenCate	51,516
	Advanced Textiles & Industrial Fabrics
1,164,669	Arcadis	28,493
	Engineering Consultants
249,000	Core Laboratories	27,773
	Oil & Gas Reservoir Consulting
1,093,994	USG People	18,918
	Temporary Staffing Services
		409,552
	> France 5.1%
610,000	Neopost	52,403
	Postage Meter Machines
489,287	Eurofins Scientific	45,070
	Food, Pharmaceuticals & Materials Screening & Testing
799,000	Gemalto	38,207
	Smart Card Products & Solutions
274,100	Rubis	34,772
	Tank Storage & Liquefied Petroleum Gas Distribution
1,078,000	Teleperformance	31,680
	Call Center Operator
902,900	Saft	31,051
	Niche Battery Manufacturer
541,500	Mersen	30,546
	Advanced Industrial Materials
322,200	Pierre & Vacances	26,862
	Vacation Apartment Lets
213,800	Norbert Dentressangle	25,265
	Leading European Logistics & Transport Group
1,689,100	Hi-Media (a)	10,116
	Online Advertiser in Europe
		325,972
	> Germany 3.9%
630,000	Rheinmetall	55,775
	Defense & Automotive
2,120,000	Wirecard (b)	37,891
	Online Payment Processing & Risk Management
137,500	Rational	36,240
	Commercial Ovens
1,460,000	Rhoen-Klinikum	35,230
	Health Care Services
403,286	CTS Eventim	27,867
	Event Ticket Sales
165,000	Vossloh	23,157
	Rail Infrastructure & Diesel Locomotives
515,000	Elringklinger	18,275
	Automobile Components

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Germany—continued
237,511	Dürr	$9,644
	Automotive Plant Engineering & Associated Capital Equipment
312,500	Deutsche Beteiligungs	8,814
	Private Equity Investment Management
		252,893
	> Switzerland 3.7%
22,300	Sika	53,764
	Chemicals for Construction & Industrial Applications
325,000	Kuehne & Nagel	49,325
	Freight Forwarding/Logistics
185,000	Geberit (a)	43,832
	Plumbing Supplies
235,000	Partners Group	41,592
	Private Markets Asset Management
720,000	Bank Sarasin & Cie	28,517
	Private Banking
190,000	Dufry Group (a)	23,932
	Operates Airport Duty Free & Duty Paid Shops
		240,962
	> Sweden 2.6%
3,799,000	Hexagon (b)	93,576
	Measurement Equipment & Software
3,887,000	Sweco	38,254
	Engineering Consultants
607,000	Unibet (a)	13,171
	European Online Gaming Operator
905,452	East Capital Explorer	10,521
	Sweden-based RUS/CEE Investment Fund
708,342	Orc Software (b)	9,435
	Software for Securities Trading, Analysis & Risk Management
		164,957
	> Italy 2.4%
257,200	Tod's	34,407
	Leather Shoes & Bags
2,083,000	Ansaldo STS	29,195
	Railway Systems Integrator
4,311,600	Credito Emiliano	27,273
	Italian Regional Bank
9,796,000	CIR	24,533
	Italian Holding Company
3,573,000	Geox	21,410
	Apparel & Shoe Maker
4,111,000	Terna (b)	19,113
	Italian Power Transmission
		155,931
	> Denmark 1.2%
306,000	Novozymes	49,796
	Industrial Enzymes
156,000	SimCorp	30,785
	Software for Investment Managers
		80,581

Number of Shares		Value (000)
	> Ireland 1.1%
9,669,485	United Drug	$33,121
	Irish Pharmaceutical Wholesaler & Outsourcer
359,000	Paddy Power	19,517
	Irish Betting Services
297,000	Aryzta	15,735
	Baked Goods
		68,373
	> Portugal 0.6%
7,278,105	Redes Energéticas Nacionais	26,164
	Portuguese Power Transmission & Gas Transportation
22,568,987	Banco Comercial Português (a)	13,419
	Largest Portuguese Banking Franchise
		39,583
	> Iceland 0.6%
35,982,499	Marel (a)	38,090
	Largest Manufacturer of Poultry & Fish Processing Equipment
		38,090
	> Spain 0.5%
579,000	Red Eléctrica de España	34,950
	Spanish Power Transmission
		34,950
	> Finland 0.5%
967,777	Stockmann (b)	27,423
	Department Store & Fashion Retailer in Scandinavia & Russia
410,523	Poyry	5,876
	Engineering Consultants
		33,299
	> Czech Republic 0.5%
121,268	Komercni Banka (b)	29,574
	Leading Czech Republic Universal Bank
		29,574
	> Russia 0.4%
764,506	Mail.ru - GDR (a)(c)	25,397
	Internet Social Networking & Games for Russian Speakers
		25,397
	> Norway 0.3%
2,045,964	Atea	21,521
	Leading Nordic IT Hardware/Software Re-seller & Installation Company
		21,521
	> Greece 0.2%
6,475,300	Intralot	13,803
	Lottery & Gaming Systems & Services
		13,803
	> Poland 0.2%
893,900	Central European Distribution (a)	10,012
	Largest Spirits Company in Central & Eastern Europe
		10,012

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Belgium 0.2%
145,031	EVS Broadcast Equipment	$9,818
	Digital Live Mobile Production Software & Systems
		9,818
Europe: Total		2,407,695
Asia 36.8%
	> Japan 16.2%
7,568,400	Kansai Paint	68,957
	Paint Producer in Japan, India, China & Southeast Asia
3,650,000	Asics	54,481
	Footwear & Apparel
21,000	Seven Bank	41,964
	ATM Processing Services
1,846,000	Aeon Delight	37,221
	Facility Maintenance & Management
6,400	Orix JREIT	35,367
	Diversified REIT
1,563,000	Hoshizaki Electric	34,695
	Commercial Kitchen Equipment
15,300	Advance Residence Investment	32,022
	Residential REIT
710,000	Hamamatsu Photonics	30,698
	Optical Sensors for Medical & Industrial Applications
3,283,000	Kamigumi	30,682
	Port Cargo Handling & Logistics
1,360,000	Asahi Diamond Industrial	29,733
	Consumable Diamond Tools
1,355,000	Gree (a)	29,621
	Mobile Social Networking Game Developer/Platform
707,000	Ain Pharmaciez	29,090
	Dispensing Pharmacy/Drugstore Operator
1,974,000	Kuraray	28,919
	Special Resin, Fine Chemical, Fibers & Textures
868,000	Kintetsu World Express	28,505
	Airfreight Logistics
274,000	Nakanishi	28,232
	Dental Tools & Machinery
23,500	Wacom (d)	27,443
	Computer Graphic Illustration Devices
24,022	Jupiter Telecommunications	26,875
	Largest Cable Service Provider in Japan
819,000	Ibiden	25,641
	Electronic Parts & Ceramics
1,292,500	Ushio	25,556
	Industrial Light Sources
1,275,000	Start Today	25,461
	Online Japanese Apparel Retailer
789,000	Tsumura	25,223
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
23,908,800	Shinsei Bank	23,915
	Commercial Bank
1,181,200	Daiseki	23,914
	Waste Disposal & Recycling

Number of Shares		Value (000)
509,000	Makita	$23,719
	Power Tools
5,100	Osaka Securities Exchange	22,766
	Osaka Securities Exchange
7,174,000	Nippon Sheet Glass	22,306
	Sheet Glass for Building & Automotive Use
977,000	Glory	22,006
	Currency Handling Systems & Related Equipment
2,400,000	Shimadzu	21,982
	Analytical Instruments, Medical & Industrial Equipment
906,000	Aeon Mall	21,948
	Suburban Shopping Mall Developer, Owner & Operator
2,850	Fukuoka	21,457
	Diversified REIT in Fukuoka
2,870	Kakaku.com	20,181
	Online Price Comparison Services for Consumers
1,250,500	Torishima Pump Manufacturing	20,072
	Industrial Pump for Power Generation & Water Supply Systems
1,666,700	Japan Airport Terminal	19,411
	Airport Terminal Operator at Haneda
1,794,000	Sintokogio	18,418
	Automated Casting Machines, Surface Treatment Systems & Consumables
675,780	Icom	17,390
	Two Way Radio Communication Equipment
587,800	Miura	17,039
	Industrial Boiler Maker, Seller, Distributor & Manufacturer
4,458	Mori Hills	16,313
	Tokyo Centric Diversified REIT
439,800	Pigeon	14,456
	Baby Care Products
		1,043,679
	> Singapore 4.6%
35,981,000	Olam International	79,986
	Agriculture Supply Chain Manager
23,000,000	CDL Hospitality Trust	38,607
	Hotel Owner/Operator
50,000,000	Mapletree Logistics Trust	37,491
	Industrial Property Landlord
22,000,000	Ascendas REIT	36,592
	Industrial Property Landlord
37,010,000	Mapletree Industrial Trust	35,291
	Industrial Property Landlord
4,000,000	Singapore Exchange	24,580
	Singapore Equity & Derivatives Market Operator
30,000,000	Mapletree Commercial Trust (a)	21,127
	Retail & Office Property Landlord
13,000,000	Goodpack	19,391
	International Bulk Container Leasing
		293,065
	> Hong Kong 4.3%
7,000,000	Melco Crown Entertainment - ADR (a)(b)	89,390
	Macau Casino Operator

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Hong Kong—continued
18,000,000	Lifestyle International	$53,125
	Mid- to High-end Department Store Operator in Hong Kong & China
23,335,500	Mongolian Mining (a)	28,855
	Coking Coal Mining in Mongolia
30,000,000	Hutchison Port Holdings Trust (a)	25,350
	Southern China Container Ports
35,000,000	Sa Sa International	22,487
	Cosmetics Retailer
12,000,000	MGM China Holdings (a)	22,144
	Macau Casino Operator
8,077,000	L'Occitane International (a)	21,636
	Skin Care & Cosmetics Producer
750,000	Hong Kong Exchanges and Clearing	15,802
	Hong Kong Equity & Derivatives Market Operator
		278,789
	> China 4.2%
32,276,000	Zhaojin Mining Industry	66,584
	Gold Mining & Refining in China
10,764,600	China Yurun Food	30,437
	Meat Processor in China
230,000	New Oriental Education & Technology - ADR (a)	25,696
	Education Service Provider
41,959,300	China Communication Services	24,845
	China's Telecom Infrastructure Service Provider
240,000,000	RexLot Holdings	23,216
	Lottery Equipment Supplier in China
23,146,000	Jiangsu Expressway	21,218
	Chinese Toll Road Operator
6,000,000	ENN Energy	20,460
	China's Largest Private Gas Operator
11,286,200	Shandong Weigao	16,385
	Vertically Integrated Hospital Consumable Manufacturing
247,000	51job - ADR (a)	13,864
	An Integrated Human Resources Service Provider
24,244,400	Wasion Group	11,413
	Electronic Power Meter Total Solution Provider
7,143,600	Want Want	6,936
	Chinese Branded Consumer Food Company
432,790	Noah Holdings - ADR (a)(b)	4,865
	Wealth Management Product Distributor in China
680,503	Zuoan Fashion (a)(b)	3,804
	Men's Apparel Provider in China
		269,723
	> Taiwan 3.5%
5,821,000	Simplo Technology	47,049
	World's Largest Notebook Battery Pack Supplier
21,429,000	Far Eastone Telecom	34,202
	Taiwan's Third Largest Mobile Operator
5,665,000	President Chain Store	32,821
	Taiwan's Number One Convenience Chain Store Operator

Number of Shares		Value (000)
1,511,000	St. Shine Optical	$22,957
	World's Leading Disposable Contact Lens OEM
4,192,000	China Steel Chemical	22,456
	Sole Coal Chemical Producer in Taiwan
1,142,620	Formosa International Hotels	21,674
	Hotel, Food & Beverage Operation & Hospitality Management Services
6,911,000	Taiwan Hon Chuan	20,837
	Beverage Packaging (Bottles, Caps & Labels) Manufacturer
7,206,000	Everlight Electronics	19,409
	LED Packager
2,211,000	Sinyi Realty	4,270
	Taiwanese Realty Company
		225,675
	> India 2.4%
8,587,418	Jain Irrigation Systems	32,834
	Agricultural Micro-irrigation Systems & Food Processing
7,496,953	Mundra Port & Special Economic Zone	27,203
	Indian West Coast Shipping Port
320,000	Asian Paints	22,666
	India's Largest Paint Company
30,574,905	REI Agro	17,444
	Basmati Rice Processing
11,814,746	Manappuram General Finance	14,896
	Short-term Lending Collateralized by Household Gold
9,600,000	S. Kumars Nationwide (a)	11,654
	Textiles, Clothing & Retail
3,550,000	Infrastructure Development Finance (a)	10,427
	Infrastructure Finance in India
715,000	Shriram Transport Finance	9,892
	Used Truck Finance
367,138	United Breweries	4,374
	India's Largest Brewer
		151,390
	> South Korea 1.3%
1,157,000	Woongjin Coway	41,264
	South Korean Household Appliance Rental Service Provider
150,000	NHN (a)	26,593
	South Korea's Largest Online Search Engine
121,132	MegaStudy	16,295
	Education Service Provider
		84,152
	> Thailand 0.3%
80,000,000	Home Product Center	21,351
	Home Improvement Retailer
		21,351
	> Indonesia —%
6,898,100	Ace Indonesia	2,433
	Home Improvement Retailer
		2,433
Asia: Total		2,370,257

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
Other Countries 15.8%
	> Canada 5.3%
1,710,000	ShawCor	$52,517
	Oil & Gas Pipeline Products
977,500	Ivanhoe Mines (a)	24,700
855,600	Ivanhoe Mines (a)(e)	21,647
	Copper Mine Project in Mongolia
1,301,612	CCL Industries	44,752
	Leading Global Label Manufacturer
574,000	Baytex (b)	31,377
	Oil & Gas Producer in Canada
540,000	AG Growth	25,644
	Leading Manufacturer of Augers & Grain Handling Equipment
605,000	Onex Capital	23,442
	Private Equity Firm
546,500	Black Diamond Group	17,849
	Provides Accommodations/Equipment for Oil Sands Exploitation
872,700	Tahoe Resources (a)(c)	16,125
	Silver Project in Guatemala
2,696,000	DeeThree Exploration (a)(c)(d)	9,862
1,042,877	DeeThree Exploration (a)(d)	3,893
	Canadian Oil & Gas Producer
501,700	Alliance Grain Traders	13,421
	Global Leader in Pulse Processing & Distribution
2,214,100	Horizon North Logistics	10,285
	Provides Diversified Oil Service Offering in Northern Canada
5,737,500	Southern Arc Minerals (a)(c)(d)	10,086
	Gold & Copper Exploration in Indonesia
1,291,135	Guyana Goldfields (a)	9,170
	Gold Mining Projects in Guyana
1,480,610	Pan Orient (a)	8,229
	Growth Oriented & Return Focused Asian Explorer
367,600	Crew Energy (a)	5,717
	Canadian Oil & Gas Producer
12,500,000	Eacom Timber (a)(c)	3,937
	Canadian Lumber Producer
12,500,000	Petromanas (a)(c)	3,683
6,250,000	Petromanas - Warrants (a)(c)	159
	Exploring for Oil in Albania
146,200	Celtic Exploration (a)	3,233
	Canadian Oil & Gas Producer
		339,728
	> United States 3.8%
1,273,000	Atwood Oceanics (a)	56,177
	Offshore Drilling Contractor
822,000	Alexion Pharmaceuticals (a)	38,659
	Biotech Focused on Orphan Diseases
918,000	World Fuel Services	32,984
	Global Fuel Broker
1,145,000	BioMarin Pharmaceutical (a)	31,155
	Biotech Focused on Orphan Diseases
658,000	FMC Technologies (a)	29,472
	Oil & Gas Wellhead Manufacturer

Number of Shares		Value (000)
250,000	Oil States International (a)	$19,978
	Diversified North American Oil Service Provider
391,000	Bristow	19,949
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
568,000	Textainer Group Holdings	17,460
	Top International Container Leasor
		245,834
	> South Africa 3.8%
1,096,000	Naspers	61,909
	Media in Africa, China, Russia & Other Emerging Markets
4,600,000	Mr. Price	46,396
	South African Retailer of Apparel, Household & Sporting Goods
4,625,000	Adcock Ingram Holdings	40,636
	Manufacturer of Pharmaceuticals & Medical Supplies
5,780,900	Northam Platinum	36,309
	Platinum Mining in South Africa
17,625,208	Rand Merchant Insurance	32,191
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
8,723,060	Coronation Fund Managers	24,898
	South African Fund Manager
		242,339
	> Australia 1.7%
2,482,000	UGL	37,092
	Engineering & Facilities Management
467,000	Cochlear	36,145
	Cochlear Implants
6,281,896	SAI Global	32,009
	Publishing, Certification & Compliance Services
1,000,000	Seek	6,936
	Online Job Listing & Education
		112,182
	> Israel 0.7%
2,890,000	Israel Chemicals	46,119
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		46,119
	> Kazakhstan 0.3%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (a)	15,841
	Largest Retail Bank & Insurer in Kazakhstan
		15,841
	> Senegal 0.2%
43,000	Sonatel (f)	13,784
	Leading Telecoms Operator in Western Africa
		13,784
	> Egypt —%
235,342	Paints & Chemical Industries (Pachin)	1,509
	Paints & Inks in Egypt
		1,509
Other Countries: Total		1,017,336

See accompanying notes to financial statements.

Number of Shares		Value (000)
Latin America 5.6%
	> Brazil 4.2%
4,300,000	Localiza Rent A Car	$76,872
	Car Rental
3,000,000	Mills Estruturas e Serviços de Engenharia	43,251
	Civil Engineering & Construction
5,937,000	Suzano	42,949
	Brazilian Pulp & Paper Producer
1,300,000	Natura	32,487
	Direct Retailer of Cosmetics
3,400,000	MRV Engenharia	28,234
	Brazilian Property Developer
4,400,000	PDG Realty	24,782
	Brazilian Property Developer
1,100,000	Multiplus	19,172
	Loyalty Program Operator in Brazil
		267,747
	> Mexico 0.5%
580,000	Grupo Aeroportuario del Sureste - ADR	34,185
	Mexican Airport Operator
		34,185
	> Chile 0.4%
340,000	Sociedad Quimica y Minera de Chile - ADR (b)	22,005
	Producer of Specialty Fertilizers, Lithium & Iodine
		22,005
	> Argentina 0.3%
6,818,182	Union Agriculture Group (a)(c)	15,000
	Farmland Operator in Uruguay
5,400,000	Madalena Ventures (a)(c)	3,128
	Oil & Gas Exploration in Argentina
		18,128
	> Colombia 0.2%
8,240,000	Canacol Energy (a)	9,056
	Oil Producer in South America
20,718,000	Gulf United (a)(c)	6,091
	Prospecting for Oil Alongside Large Producers in Colombia
		15,147
Latin America: Total		357,212
Total Equities: 95.6% (Cost: $4,331,138)		6,152,500
	Securities Lending Collateral: 1.4%
90,620,846	Dreyfus Government Cash Management Fund (g) (7 day yield of 0.00%)	90,621
Total Securities Lending Collateral: (Cost: $90,621)		90,621

Principal Amount (000)		Value (000)
Short-Term Obligation 3.5%
	> Repurchase Agreement 3.5%
$226,923	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by U.S. Government Agency obligations with various maturities to 9/08/17, market value $231,463 (repurchase proceeds $226,923)	$226,923
		226,923
Total Short-Term Obligation: (Cost: $226,923)		226,923
Total Investments: 100.5% (Cost: $4,648,682)(h)(i)		6,470,044
Obligation to Return Collateral for Securities Loaned: (1.4)%		(90,621)
Cash and Other Assets Less Liabilities: 0.9%		60,237
Total Net Assets: 100.0%		$6,439,660

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2011. The total market value of Fund securities on loan at June 30, 2011 was $88,468.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $95,229, which represented 1.48% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Mail.ru - GDR	11/05/10-12/31/10	764,506	$26,088	$25,397
Tahoe Resources	5/28/10	872,700	4,984	16,125
Union Agriculture Group	12/08/10	6,818,182	15,000	15,000
Southern Arc Minerals	2/16/11	5,737,500	9,308	10,086
DeeThree Exploration	9/07/10-3/08/11	2,696,000	9,486	9,862
Gulf United	2/11/11	20,718,000	6,215	6,091
Eacom Timber	3/17/10	12,500,000	6,188	3,937
Petromanas	5/20/10	12,500,000	4,344	3,683
Madalena Ventures	10/21/10	5,400,000	3,422	3,128
Sterling Resources	12/02/10	1,050,500	3,135	1,761
Petromanas - Warrants	5/20/10	6,250,000	362	159
			$88,532	$95,229

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/11	Value	Dividend
DeeThree Exploration	2,392,877	1,346,000	-	3,738,877	$13,755	$-
Gulf United*	-	20,718,000	-	20,718,000	6,091	-
Southern Arc Minerals	-	5,737,500	-	5,737,500	10,086	-
Unit 4 Aggresso	1,476,800	-	-	1,476,800	53,390	450
United Drug*	12,110,000	-	2,440,515	9,669,485	33,121	1,013
Wacom	20,900	2,600	-	23,500	27,443	721
Workspace Group*	60,304,000	-	4,211,000	56,093,000	27,233	213
Total of Affiliated Transactions	76,304,577	27,804,100	6,651,515	97,457,162	$171,119	$2,397

*  At June 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these affiliated companies at June 30, 2011, was $85,252 and $104,674, respectively. Investments in affiliated companies represented 1.6% of total net assets at June 30, 2011.

(e)  Security is traded on a U.S. exchange.

(f)  Illiquid security.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At June 30, 2011, for federal income tax purposes, the cost of investments was $4,648,682 and net unrealized apppreciation was $1,821,362, consisting of gross unrealized appreciation of $2,050,001 and gross unrealized depreciation of $228,639.

(i)  On June 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$1,316,400	20.4
Japanese Yen	1,043,679	16.2
U.S. Dollar	904,297	14.0
British Pound	448,015	7.0
Hong Kong Dollar	385,544	6.0
Canadian Dollar	334,678	5.2
Other currencies less than 5% of total net assets	2,037,431	31.7
	$6,470,044	100.5

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

  At June 30, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy		Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD		USD	40,296	$42,000	7/15/11	$1,165
AUD		USD	1,408	1,500	7/15/11	8
AUD		USD	38,544	40,500	8/15/11	627
AUD		USD	1,414	1,500	8/15/11	8
AUD		USD	39,736	42,000	9/15/11	234
CAD		USD	1,937	2,000	7/15/11	8
CAD		USD	3,876	4,000	7/15/11	18
CAD		USD	45,558	47,000	8/15/11	188
CAD		USD	3,879	4,000	8/15/11	18
CAD		USD	49,493	51,000	9/15/11	226
EUR		USD	3,877	5,500	7/15/11	120
JPY		USD	999,744	12,000	7/15/11	419
JPY		USD	484,386	6,000	8/15/11	18
				$259,000		$3,057
Forward Foreign Currency Exchange Contracts to Buy		Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Depreciation
USD	AUD		1,422	$1,500	7/15/11	$(23)
CAD	USD		43,344	45,000	7/15/11	(70)
USD	EUR		68,493	99,000	7/15/11	(297)
USD	EUR		4,150	6,000	7/15/11	(16)
USD	EUR		65,972	93,500	8/15/11	(2,060)
USD	EUR		4,154	6,000	8/15/11	(17)
USD	EUR		68,953	99,500	9/15/11	(290)
USD	JPY		484,482	6,000	7/15/11	(18)
JPY	USD		40,220	500	7/15/11	- *
JPY	USD		40,214	500	8/15/11	- *
JPY	USD		522,691	6,500	9/15/11	(5)
				$364,000		$(2,796)

*  Rounds to less than $500.

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$65,833	$2,341,862	$-	$2,407,695
Asia	162,969	2,207,288	-	2,370,257
Other Countries	541,710	475,626	-	1,017,336
Latin America	332,993	9,219	15,000	357,212
Total Equities	1,103,505	5,033,995	15,000	6,152,500
Total Securities Lending Collateral	90,621	-	-	90,621
Total Short-Term Obligation	-	226,923	-	226,923
Total Investments	$1,194,126	$5,260,918	$15,000	$6,470,044
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	3,057	-	3,057
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(2,796)	-	(2,796)
Total	$1,194,126	$5,261,179	$15,000	$6,470,305

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy.

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$263,663	$13,490	$13,490	$263,663

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

  Foreign exchange-traded financial assets were transferred from Level 1 to Level 2.

  The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities
Asia	$79	$(38,558)	$38,479	$-	$-	$-	$-	$-
Latin America	15,000	-	-	-	-	-	-	15,000
	$15,079	$(38,558)	$38,479	$-	$-	$-	$-	$15,000

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $38,479. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification (Unaudited)

At June 30, 2011, the Fund's portfolio investments as a percent of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$541,127	8.4
Machinery	469,283	7.3
Industrial Materials & Specialty Chemicals	459,670	7.1
Electrical Components	130,742	2.0
Conglomerates	103,870	1.6
Construction	87,084	1.4
Outsourcing Services	50,077	0.8
Industrial Distribution	19,391	0.3
	1,861,244	28.9
> Consumer Goods & Services
Retail	247,635	3.9
Food & Beverage	189,620	2.9
Casinos & Gaming	181,242	2.8
Nondurables	147,738	2.3
Apparel	118,771	1.8
Other Consumer Services	112,523	1.7
Travel	107,797	1.7
Other Entertainment	49,541	0.8
Educational Services	41,991	0.7
Consumer Goods Distribution	18,445	0.3
	1,215,303	18.9
> Energy & Minerals
Mining	290,874	4.5
Oil Services	262,762	4.1
Oil & Gas Producers	120,004	1.8
Oil Refining, Marketing & Distribution	88,879	1.4
Agricultural Commodities	75,308	1.2
	837,827	13.0
> Information
Instrumentation	146,256	2.3
Internet Related	141,016	2.2
Computer Hardware & Related Equipment	112,699	1.8
Business Software	93,992	1.5
Financial Processors	78,273	1.2
Mobile Communications	51,592	0.8
Telephone and Data Services	45,463	0.7
Computer Services	30,956	0.5
Gaming Equipment & Services	29,621	0.5
CATV	26,875	0.4
Telecommunications Equipment	24,845	0.4
Semiconductors & Related Equipment	19,409	0.3
Advertising	10,116	0.2
	811,113	12.8

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$361,797	5.6
Transportation	163,746	2.5
Regulated Utilities	100,687	1.6
	626,230	9.7
> Finance
Banks	162,412	2.5
Brokerage & Money Management	137,955	2.1
Finance Companies	93,321	1.5
Insurance	63,547	1.0
	457,235	7.1
> Health Care
Medical Equipment & Devices	136,817	2.1
Pharmaceuticals	98,980	1.5
Medical Supplies	41,365	0.6
Health Care Services	35,231	0.5
Biotechnology & Drug Delivery	31,155	0.5
	343,548	5.2
Total Equities:	6,152,500	95.6
Securities Lending Collateral:	90,621	1.4
Short-Term Obligation:	226,923	3.5
Total Investments:	6,470,044	100.5
Obligation to Return Collateral for Securities Loaned:	(90,621)	(1.4)
Cash and Other Assets Less Liabilities:	60,237	0.9
Net Assets:	$6,439,660	100.0

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/11	06/30/11
Purchases
Consumer Goods & Services
HomeAway	0	30,000
Industrial Goods & Services
Drew Industries	326,000	496,000
ESCO Technologies	735,000	835,000
HEICO	403,732	504,665
Nordson	373,600	747,200
Finance
Enstar Group	0	39,000
Hancock Holding	40,000	278,678
TrustCo Bank	0	245,300
Health Care
Akorn	676,582	725,000
Auxilium Pharmaceuticals	205,000	375,000
Community Health Systems	0	151,000
Isis Pharmaceuticals	626,000	850,000
Kindred Healthcare	0	150,000
United Therapeutics	65,000	102,000
Energy & Minerals
FMC Technologies	500,000	1,000,000
Swift Energy	84,000	168,000
Other Industries
Rush Enterprises, Class A	210,091	410,091

	Number of Shares
	03/31/11	06/30/11
Sales
Information
Acxiom	172,000	0
Blue Coat Systems	197,000	0
Crown Castle International	150,000	0
Equinix	44,000	0
SRA International	261,000	0
Supertex	177,266	0
Consumer Goods & Services
Chico's FAS	614,000	481,000
Express	104,508	0
ITT Educational Services	153,700	37,350
Knoll	980,000	880,000
Vail Resorts	150,000	71,000
Wet Seal	620,000	0
Industrial Goods & Services
American Reprographics	396,000	0
Mueller Water Products	550,000	204,200
Finance
GATX	240,000	42,400
Investment Technology Group	139,400	0
Tower Group	222,000	0
Valley National Bancorp	981,941	931,000
Whitney Holding	571,000	0
Wilmington Trust	245,000	0
Health Care
Allos Therapeutics	446,532	0
American Medical Systems	72,000	0
Idenix Pharmaceuticals	428,965	0
Nektar Therapeutics	146,710	0
Energy & Minerals
Atwood Oceanics	845,000	803,000
Carrizo Oil & Gas	146,000	73,000
Hornbeck Offshore	101,000	0
Tesco	53,000	0

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
		Equities: 99.4%
Information 34.1%
	> Business Software 9.7%
985,000	Informatica (a)	$57,554
	Enterprise Data Integration Software
698,000	Micros Systems (a)	34,698
	Information Systems for Hotels, Restaurants & Retailers
375,000	ANSYS (a)	20,501
	Simulation Software for Engineers & Designers
408,000	Ariba (a)	14,064
	Cost Management Software
243,000	Concur Technologies (a)	12,167
	Web Enabled Cost & Expense Management Software
247,000	Blackboard (a)(b)	10,717
	Education Software
333,000	Blackbaud	9,231
	Software & Services for Non-profits
220,000	Advent Software (a)	6,197
	Asset Management & Trading Systems
322,000	SPS Commerce (a)	5,728
	Supply Chain Management Software Delivered via the Web
129,000	NetSuite (a)	5,057
	End to End IT Systems Solutions Delivered Over the Web
198,000	Constant Contact (a)	5,025
	E-mail & Other Marketing Campaign Management Systems Delivered Over the Web
52,000	Quality Systems	4,540
	IT Systems for Medical Groups & Ambulatory Care Centers
		185,479
	> Instrumentation 4.7%
678,000	IPG Photonics (a)	49,297
	Fiber Lasers
180,000	Mettler Toledo (a)	30,361
	Laboratory Equipment
168,000	Trimble Navigation (a)	6,660
	GPS-based Instruments
130,000	FLIR Systems	4,382
	Infrared Cameras
		90,700
	> Semiconductors & Related Equipment 4.4%
1,958,000	Atmel (a)	27,549
	Microcontrollers, Radio Frequency & Memory Semiconductors
760,000	Microsemi (a)	15,580
	Analog/Mixed-signal Semiconductors
1,061,750	ON Semiconductor (a)	11,117
	Mixed-signal & Power Management Semiconductors
1,075,000	TriQuint Semiconductor (a)	10,954
	Radio Frequency Semiconductors
675,000	Entegris (a)	6,831
	Semiconductor Materials Management Products

Number of Shares		Value (000)
346,000	Monolithic Power Systems (a)	$5,336
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
448,000	Applied Micro Circuits (a)	3,969
	Communications Semiconductors
430,000	Pericom Semiconductor (a)	3,844
	Interface Integrated Circuits (ICs) & Frequency Control Products
		85,180
	> Computer Hardware & Related Equipment 3.9%
1,238,000	II-VI (a)	31,693
	Laser Optics & Specialty Materials
324,000	Zebra Technologies (a)	13,663
	Bar Code Printers
196,000	Amphenol	10,582
	Electronic Connectors
280,000	Nice Systems - ADR (Israel) (a)	10,181
	Audio & Video Recording Solutions
196,000	Netgear (a)	8,569
	Networking Products for Small Business & Home
		74,688
	> Telephone and Data Services 2.9%
1,617,000	tw telecom (a)	33,197
	Fiber Optic Telephone/Data Services
168,800	AboveNet	11,893
	Metropolitan Fiber Communications Services
2,030,000	PAETEC Holding (a)	9,724
	Telephone/Data Services for Business
		54,814
	> Telecommunications Equipment 2.9%
386,000	Polycom (a)	24,820
	Video Conferencing Equipment
732,000	Finisar (a)	13,198
	Optical Sub-systems & Components
903,000	Ixia (a)	11,558
	Telecom Network Test Equipment
752,000	Infinera (a)	5,196
	Optical Networking Equipment
		54,772
	> Gaming Equipment & Services 1.8%
660,000	Bally Technologies (a)	26,849
	Slot Machines & Software
235,000	WMS Industries (a)	7,219
	Slot Machine Provider
		34,068
	> Mobile Communications 1.3%
650,000	SBA Communications (a)	24,824
	Communications Towers
		24,824
	> Computer Services 1.0%
428,000	ExlService Holdings (a)	9,887
	BPO (Business Process Outsourcing)
1,005,500	Hackett Group (a)	5,118
	IT Integration & Best Practice Research

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Computer Services—continued
710,000	RCM Technologies (a)(c)	$3,798
	Technology & Engineering Services
		18,803
	> Financial Processors 0.5%
188,000	Global Payments	9,588
	Credit Card Processor
		9,588
	> Contract Manufacturing 0.5%
261,000	Plexus (a)	9,085
	Electronic Manufacturing Services
		9,085
	> Entertainment Programming 0.2%
145,000	IMAX (Canada) (a)	4,702
	IMAX Movies, Theatre Equipment & Theatre Joint Ventures
		4,702
	> Radio 0.1%
511,100	Salem Communications	1,835
	Radio Stations for Religious Programming
71,718	Spanish Broadcasting System (a)	50
	Spanish Language Radio Stations
		1,885
	> TV Broadcasting 0.1%
975,000	Entravision Communications (a)	1,804
	Spanish Language TV & Radio Stations
		1,804
	> Internet Related 0.1%
343,000	TheStreet.com	1,053
	Financial Information Websites
		1,053
Information: Total		651,445
Consumer Goods & Services 16.9%
	> Retail 6.2%
390,000	lululemon athletica (a)	43,610
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	31,352
	Teen Apparel Retailer
254,000	Shutterfly (a)	14,585
	Internet Photo-centric Retailer
875,000	Saks (a)	9,774
	Luxury Department Store Retailer
805,000	Pier 1 Imports (a)	9,314
	Home Furnishing Retailer
481,000	Chico's FAS	7,325
	Women's Specialty Retailer
480,000	Talbots (a)(b)	1,603
	Women's Specialty Retailer
9,000	The Fresh Market (a)	348
	Specialty Food Retailer
		117,911
	> Travel 3.2%
849,700	Gaylord Entertainment (a)	25,491
	Convention Hotels

Number of Shares		Value (000)
1,175,950	Avis Budget Group (a)	$20,097
	Second Largest Car Rental Company
750,000	Hertz (a)	11,910
	Largest U.S. Rental Car Operator
71,000	Vail Resorts	3,282
	Ski Resort Operator & Developer
30,000	HomeAway (a)	1,161
	Vacation Rental Online Marketplace
		61,941
	> Furniture & Textiles 1.9%
880,000	Knoll	17,662
	Office Furniture
540,000	Interface	10,460
	Modular & Broadloom Carpet
260,000	Herman Miller	7,077
	Office Furniture
		35,199
	> Apparel 1.3%
192,000	Warnaco Group (a)	10,032
	Global Branded Apparel Manufacturer
90,000	Deckers Outdoor (a)	7,932
	Fashion Footwear Wholesaler
241,530	True Religion Apparel (a)	7,024
	Premium Denim
		24,988
	> Casinos & Gaming 1.1%
270,000	Penn National Gaming (a)	10,892
	Regional Casino Operator
645,000	Pinnacle Entertainment (a)	9,610
	Regional Casino Operator
		20,502
	> Food & Beverage 0.8%
197,000	Diamond Foods (b)	15,039
	Snack Foods & Culinary Ingredients
		15,039
	> Consumer Goods Distribution 0.7%
472,000	Pool	14,070
	Distributor of Swimming Pool Supplies & Equipment
		14,070
	> Other Durable Goods 0.6%
161,000	Cavco Industries (a)	7,245
	Manufactured Homes
140,000	Jarden	4,831
	Branded Household Products
		12,076
	> Other Consumer Services 0.5%
259,000	Lifetime Fitness (a)	10,337
	Sport & Fitness Club Operator
		10,337
	> Educational Services 0.3%
165,000	Universal Technical Institute	3,262
	Vocational Training
37,350	ITT Educational Services (a)	2,922
	Post-secondary Degree Services
		6,184

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Leisure Products 0.3%
162,000	Thor Industries	$4,672
	RV & Bus Manufacturer
		4,672
	> Restaurants —%
26,600	Bravo Brio Restaurant Group (a)	650
	Upscale Casual Italian Restaurants
		650
Consumer Goods & Services: Total		323,569
Industrial Goods & Services 15.1%
	> Machinery 11.6%
941,250	Ametek	42,262
	Aerospace/Industrial Instruments
747,200	Nordson	40,984
	Dispensing Systems for Adhesives & Coatings
835,000	ESCO Technologies	30,728
	Automatic Electric Meter Readers
445,000	Donaldson	27,003
	Industrial Air Filtration
585,000	Pentair	23,611
	Pumps & Water Treatment
504,665	HEICO	20,065
	FAA Approved Aircraft Replacement Parts
280,000	MOOG (a)	12,186
	Motion Control Products for Aerospace, Defense & Industrial Markets
177,000	Kennametal	7,471
	Consumable Cutting Tools
100,000	WABCO Holdings (a)	6,906
	Truck & Bus Component Supplier
162,000	Oshkosh (a)	4,688
	Specialty Truck Manufacturer
71,800	Toro	4,344
	Turf Maintenance Equipment
50,000	Kaydon	1,866
	Specialized Friction & Motion Control Products
		222,114
	> Industrial Materials & Specialty Chemicals 1.0%
496,000	Drew Industries	12,261
	RV & Manufactured Home Components
54,000	Albemarle	3,737
	Refinery Catalysts & Other Specialty Chemicals
135,000	Albany International	3,563
	Paper Machine Clothing & Advanced Textiles
		19,561
	> Electrical Components 0.8%
280,000	Acuity Brands	15,618
	Commercial Lighting Fixtures
		15,618
	> Steel 0.5%
486,000	GrafTech International (a)	9,851
	Industrial Graphite Materials Producer
		9,851

Number of Shares		Value (000)
	> Other Industrial Services 0.4%
265,000	TrueBlue (a)	$3,837
	Temporary Manual Labor
109,000	Forward Air	3,683
	Freight Transportation Between Airports
		7,520
	> Industrial Distribution 0.4%
350,000	Interline Brands (a)	6,430
	Industrial Distribution
		6,430
	> Waste Management 0.3%
195,000	Waste Connections	6,187
	Solid Waste Management
		6,187
	> Water 0.1%
204,200	Mueller Water Products	813
	Fire Hydrants, Valves & Ductile Iron Pipes
		813
Industrial Goods & Services: Total		288,094
Finance 9.9%
	> Banks 4.9%
931,000	Valley National Bancorp	12,671
	New Jersey/New York Bank
170,000	SVB Financial Group (a)	10,151
	Bank to Venture Capitalists
692,400	Associated Banc-Corp	9,624
	Midwest Bank
431,597	Lakeland Financial	9,607
	Indiana Bank
480,000	MB Financial	9,235
	Chicago Bank
659,800	TCF Financial	9,105
	Great Lakes Bank
278,678	Hancock Holding	8,633
	Gulf Coast Bank
1,478,200	First Busey	7,820
	Illinois Bank
527,700	Pacific Continental	4,828
	Pacific Northwest Bank
269,600	Eagle Bancorp (a)	3,586
	Metro D.C. Bank
178,826	Sandy Spring Bancorp	3,217
	Baltimore/D.C. Bank
210,000	CVB Financial	1,943
	Inland Empire Business Bank
90,000	TriCo Bancshares	1,314
	California Central Valley Bank
245,300	TrustCo Bank	1,202
	New York State Bank
851,247	Guaranty Bancorp (a)	1,141
	Colorado Bank
		94,077
	> Finance Companies 3.3%
345,000	World Acceptance (a)	22,622
	Personal Loans

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Finance Companies—continued
412,500	Aaron's	$11,657
	Rent to Own
335,418	McGrath Rentcorp	9,418
	Temporary Space & IT Rentals
285,000	Textainer Group Holdings	8,761
	Top International Container Leasor
230,000	CAI International (a)	4,752
	International Container Leasing
201,000	H&E Equipment Services (a)	2,812
	Heavy Equipment Leasing
42,400	GATX	1,574
	Rail Car Lessor
99,200	Marlin Business Services (a)	1,255
	Small Equipment Leasing
		62,851
	> Savings & Loans 0.9%
756,000	ViewPoint Financial	10,433
	Texas Thrift
215,000	Berkshire Hills Bancorp	4,814
	Northeast Thrift
173,073	Kaiser Federal Financial Group	2,132
	Los Angeles Savings & Loan
		17,379
	> Brokerage & Money Management 0.6%
209,500	Eaton Vance	6,333
	Specialty Mutual Funds
675,000	MF Global (a)	5,225
	Futures Broker
		11,558
	> Insurance 0.2%
39,000	Enstar Group (a)	4,075
	Insurance/Reinsurance & Related Services
		4,075
Finance: Total		189,940
Health Care 8.8%
	> Biotechnology & Drug Delivery 4.4%
520,000	BioMarin Pharmaceutical (a)	14,149
	Biotech Focused on Orphan Diseases
491,882	Seattle Genetics (a)	10,094
	Antibody-based Therapies for Cancer
232,000	Onyx Pharmaceuticals (a)	8,190
	Commercial-stage Biotech Focused on Cancer
840,000	NPS Pharmaceuticals (a)	7,938
	Orphan Drugs & Healthy Royalties
850,000	Isis Pharmaceuticals (a)	7,786
	Biotech Pioneer in Anti-sense Drugs
375,000	Auxilium Pharmaceuticals (a)	7,350
	Biotech Focused on Niche Disease Areas
196,000	InterMune (a)	7,027
	Drugs for Pulmonary Fibrosis & Hepatitis C
102,000	United Therapeutics (a)	5,620
	Biotech Focused on Rare Diseases
810,000	Micromet (a)	4,649
	Next-generation Antibody Technology

Number of Shares		Value (000)
790,000	Chelsea Therapeutics (a)	$4,029
	Biotech Focused on Rare Diseases
455,000	Nabi Biopharmaceuticals (a)	2,448
	Biotech Focused on Vaccines
265,000	Anthera Pharmaceuticals (a)	2,165
	Biotech Focused on Cardiovascular, Cancer & Immunology
243,000	Savient Pharmaceuticals (a)(b)	1,820
	Biotech Focused on Severe Gout
450,000	Array Biopharma (a)	1,008
	Drugs for Cancer & Inflammatory Diseases
18,181	Metabolex, Series A-1 (a)(d)	18
	Diabetes Drug Development
738,060	Medicure - Warrants (a)(d)	—
	Cardiovascular Biotech Company
37,500	Locus Pharmaceuticals, Series A-1, Pfd. (a)(d)	—
19,329	Locus Pharmaceuticals, Series B-1, Pfd. (a)(d)	—
	High Throughput Rational Drug Design
		84,291
	> Medical Equipment & Devices 2.2%
370,000	Alexion Pharmaceuticals (a)	17,401
	Biotech Focused on Orphan Diseases
184,000	Sirona Dental Systems (a)	9,770
	Manufacturer of Dental Equipment
124,000	Gen-Probe (a)	8,575
	Molecular In-vitro Diagnostics
53,000	Idexx Laboratories (a)	4,111
	Diagnostic Equipment & Services for Veterinarians
155,000	Pacific Biosciences of California (a)	1,813
	Genome Sequencing
		41,670
	> Medical Supplies 0.9%
439,600	Cepheid (a)	15,228
	Molecular Diagnostics
49,000	Neogen (a)	2,215
	Food & Animal Safety Products
		17,443
	> Health Care Services 0.8%
1,038,900	Health Management Associates (a)	11,199
	Non-urban Hospitals
151,000	Community Health Systems (a)	3,878
	Non-urban Hospitals
		15,077
	> Pharmaceuticals 0.3%
725,000	Akorn (a)	5,075
	Develops, Manufactures & Sells Specialty Generic Drugs
108,512	Alimera Sciences (a)	884
	Ophthalmogy-focused Pharmaceutical Company
		5,959
	> Hospital Management 0.2%
150,000	Kindred Healthcare (a)	3,221
	Post-Acute Healthcare Facilities
		3,221
Health Care: Total		167,661

See accompanying notes to financial statements.

Number of Shares		Value (000)
Energy & Minerals 8.2%
	> Oil Services 4.4%
1,000,000	FMC Technologies (a)	$44,790
	Oil & Gas Wellhead Manufacturer
803,000	Atwood Oceanics (a)	35,436
	Offshore Drilling Contractor
86,000	Bristow	4,388
	Largest Provider of Helicopter Services to Offshore Oil & Gas Producers
		84,614
	> Oil & Gas Producers 2.9%
1,135,000	Quicksilver Resources (a)	16,753
	Natural Gas & Coal Steam Gas Producer
133,000	SM Energy	9,773
	Oil & Gas Producer
143,000	Rosetta Resources (a)	7,370
	Oil & Gas Producer Exploring in South Texas & Montana
386,000	Houston American Energy (b)	6,998
	Oil & Gas Exploration & Production in Colombia
168,000	Swift Energy (a)	6,261
	Oil & Gas Exploration & Production Company
230,000	Northern Oil & Gas (a)(b)	5,094
	Small E&P Company in North Dakota Bakken
73,000	Carrizo Oil & Gas (a)	3,048
	Oil & Gas Producer
22,800	Oasis Petroleum (a)	677
	Oil Producer in North Dakota
		55,974
	> Mining 0.9%
100,000	Core Laboratories (Netherlands)	11,154
	Oil & Gas Reservoir Consulting
600,000	Alexco Resource (a)	4,326
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)	834
	U.S. Copper/Molybdenum Mine
		16,314
Energy & Minerals: Total		156,902
Other Industries 6.4%
	> Real Estate 5.2%
915,000	Extra Space Storage	19,517
	Self Storage Facilities
995,200	BioMed Realty Trust	19,148
	Life Science-focused Office Buildings
600,000	Associated Estates Realty	9,750
	Multi-family Properties
246,000	Corporate Office Properties	7,653
	Office Buildings
870,000	Education Realty Trust	7,456
	Student Housing
177,000	Kilroy Realty	6,990
	West Coast Office & Industrial Properties
1,380,000	Kite Realty Group	6,872
	Community Shopping Centers
1,058,000	DCT Industrial Trust	5,533
	Industrial Properties

Number of Shares or Principal Amount		Value (000)
98,619	Macerich	$5,276
	Regional Shopping Malls
191,000	Dupont Fabros Technology (b)	4,813
	Technology-focused Office Buildings
100,000	Post Properties	4,076
	Multi-family Properties
208,000	Summit Hotel Properties	2,361
	Owner of Select Service Hotels
		99,445
	> Transportation 1.2%
410,091	Rush Enterprises, Class A (a)	7,804
115,000	Rush Enterprises, Class B (a)	1,851
	Truck Sales & Services
256,000	World Fuel Services	9,198
	Global Fuel Broker
310,000	Heartland Express	5,134
	Regional Trucker
		23,987
Other Industries: Total		123,432
Total Equities: 99.4% (Cost: $1,231,445)		1,901,043
Securities Lending Collateral: 0.7%
12,943,711	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.00%)	12,944
Total Securities Lending Collateral: (Cost: $12,944)		12,944
Short-Term Obligation: 0.8%
	> Repurchase Agreement: 0.8%
$15,821	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 8/18/17, market value $16,141 (repurchase proceeds $15,821)	15,821
Total Short Term Obligation: (Cost: $15,821)		15,821
Total Investments: 100.9% (Cost: $1,260,210) (f)		1,929,808
Obligation to Return Collateral for Securities Loaned: (0.7)%		(12,944)
Cash and Other Assets Less Liabilities: (0.2)%		(4,519)
Total Net Assets: 100.0%		$1,912,345

  ADR = American Depositary Receipts.

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2011. The total market value of Fund securities on loan at June 30, 2011 was $12,520.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company during the six months ended June 30, 2011, are as follows:

Affiliate	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/11	Value	Dividend
RCM Technologies	710,000	-	-	710,000	$3,798	$-
Total of Affiliated Transactions	710,000	-	-	710,000	$3,798	$-

  The aggregate cost and value of this affiliated company at June 30, 2011, was $4,479 and $3,798. Investments in this affiliated company represented 0.2% of total net assets at June 30, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $18, which represented less than 0.01% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A -1	2/11/00	18,181	$2,000	$18
Medicure - Warrants	12/22/06	738,060	-	-
Locus Pharmaceuticals, Series A-1 Pfd.	9/05/01	37,500	1,500	-
Locus Pharmaceuticals, Series B-1 Pfd.	2/08/07	19,329	56	-
			$3,556	$18

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2011, for federal income tax purposes, the cost of investments was $1,260,210 and net unrealized appreciation was $669,598, consisting of gross unrealized appreciation of $760,468 and gross unrealized depreciation of $90,870.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$651,445	$-	$-	$651,445
Consumer Goods & Services	323,569	-	-	323,569
Industrial Goods & Services	288,094	-	-	288,094
Finance	189,940	-	-	189,940
Health Care	167,643	-	18	167,661
Energy & Minerals	156,902	-	-	156,902
Other Industries	123,432	-	-	123,432
Total Equities	1,901,025	-	18	1,901,043
Total Securities Lending Collateral	12,944	-	-	12,944
Total Short-Term Obligation	-	15,821	-	15,821
Total Investments	$1,913,969	$15,821	$18	$1,929,808

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sells	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities
Health Care	$20	$-	$(2)	$-	$-	$-	$-	$18
	$20	$-	$(2)	$-	$-	$-	$-	$18

  The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $2. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/11	06/30/11
Purchases
Europe
> United Kingdom
Archipelago Resources	2,775,000	4,472,797
Chemring	1,465,000	1,609,133
JLT Group	517,000	881,100
> Netherlands
Imtech	231,504	235,519
> Germany
Rhoen-Klinikum	200,000	297,000
> Switzerland
Partners Group	0	24,000
> Belgium
EVS Broadcast Equipment	0	33,800
Asia
> Singapore
Ascendas REIT	11,105,000	13,130,000
Mapletree Industrial Trust REIT	0	14,601,100
> China
Want Want	0	1,655,000
Zhaojin Mining Industry	1,324,700	2,649,400
Other Countries
> South Africa
Rand Merchant Insurance	0	4,902,152

	Number of Shares
	03/31/11	06/30/11
Sales
Europe
> United Kingdom
Cobham	2,415,000	616,000
Intertek Group	412,000	400,000
Petropavlovsk	568,000	0
Serco	2,139,000	985,000
Workspace Group	13,437,411	9,710,000
> Netherlands
Fugro	175,427	117,121
> Sweeden
Hexagon	774,666	658,666
> Switzerland
Bank Sarasin & Cie	99,000	0
> Ireland
United Drug	3,213,000	2,377,800
> France
Neopost	130,000	48,000
> Spain
Red Eléctrica de España	80,000	0
Asia
> Japan
Benesse	15,400	0
Gree	521,000	280,000
> China
Jiangsu Expressway	12,115,400	6,727,000
> Hong Kong
Hutchison Port Holdings Trust	1,515,000	0
Other Countries
> Canada
Pan American Silver	132,000	0
> United States
Atwood Oceanics	143,000	112,000
> Austriala
UGL	571,848	540,000
Latin America
> Columbia
Pacific Rubiales Energy	525,000	260,000

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
		Equities: 87.0%
Europe 41.3%
	> United Kingdom 13.9%
1,609,133	Chemring	$16,529
	Defense Manufacturer of Countermeasures & Energetics
400,000	Intertek Group	12,666
	Testing, Inspection & Certification Services
881,100	JLT Group	9,630
	International Business Insurance Broker
985,000	Serco	8,734
	Facilities Management
9,710,000	Workspace Group	4,714
	United Kingdom Real Estate
4,472,797	Archipelago Resources (a)	4,433
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
616,000	Cobham	2,092
	Aerospace Components
226,800	Shaftesbury	1,922
	London Prime Retail REIT
		60,720
	> Netherlands 8.7%
166,000	AkzoNobel	10,472
	Largest Global Supplier of Protective Paints & Coatings
117,121	Fugro	8,445
	Sub-sea Oilfield Services
235,519	Imtech	8,330
	Electromechanical & Information & Communications Technologies Installation & Maintenance
242,103	Aalberts Industries	5,659
	Flow Control & Heat Treatment
45,000	Core Laboratories	5,019
	Oil & Gas Reservoir Consulting
		37,925
	> Germany 6.7%
672,000	Wirecard	12,011
	Online Payment Processing & Risk Management
115,500	Rheinmetall	10,225
	Defense & Automotive
297,000	Rhoen-Klinikum	7,167
	Health Care Services
		29,403
	> Sweden 3.7%
658,666	Hexagon	16,224
	Measurement Equipment & Software
		16,224
	> Switzerland 2.7%
51,000	Kuehne & Nagel	7,740
	Freight Forwarding/Logistics
24,000	Partners Group	4,248
	Private Markets Asset Management
		11,988

Number of Shares		Value (000)
	> Ireland 1.9%
2,377,800	United Drug	$8,145
	Irish Pharmaceutical Wholesaler & Outsourcer
		8,145
	> Iceland 1.2%
4,800,000	Marel (a)	5,081
	Largest Manufacturer of Poultry & Fish Processing Equipment
		5,081
	> Denmark 1.1%
29,000	Novozymes	4,719
	Industrial Enzymes
		4,719
	> France 0.9%
48,000	Neopost	4,123
	Postage Meter Machines
		4,123
	> Belgium 0.5%
33,800	EVS Broadcast Equipment	2,288
	Digital Live Mobile Production Software & Systems
		2,288
Europe: Total		180,616
Asia 29.1%
	> Japan 13.5%
2,115,000	Kansai Paint	19,270
	Paint Producer in Japan, India, China & Southeast Asia
480,000	Asahi Diamond Industrial	10,494
	Consumable Diamond Tools
8,550	Jupiter Telecommunications	9,566
	Largest Cable Service Provider in Japan
4,450	Seven Bank	8,892
	ATM Processing Services
280,000	Gree (a)	6,121
	Mobile Social Networking Game Developer/Platform
110,000	Ain Pharmaciez	4,526
	Dispensing Pharmacy/Drugstore Operator
		58,869
	> Singapore 8.2%
13,130,000	Ascendas REIT	21,838
	Industrial Property Landlord
14,601,100	Mapletree Industrial Trust REIT	13,923
	Industrial Property Landlord
		35,761
	> South Korea 4.4%
79,266	NHN (a)	14,053
	South Korea's Largest Online Search Engine
151,000	Woongjin Coway	5,385
	South Korean Household Appliance Rental Service Provider
		19,438

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> China 3.0%
6,727,000	Jiangsu Expressway	$6,167
	Chinese Toll Road Operator
2,649,400	Zhaojin Mining Industry	5,466
	Gold Mining & Refining in China
1,655,000	Want Want	1,607
	Chinese Branded Consumer Food Company
		13,240
Asia: Total		127,308
Other Countries 14.2%
	> South Africa 6.0%
1,152,200	Adcock Ingram Holdings	10,123
	Manufacturer of Pharmaceuticals & Medical Supplies
4,902,152	Rand Merchant Insurance	8,954
	Directly Sold Property & Casualty Insurance; Holdings in Other Insurers
122,700	Naspers	6,931
	Media in Africa, China, Russia & Other Emerging Markets
		26,008
	> Canada 3.0%
210,400	CCL Industries	7,234
	Leading Global Label Manufacturer
125,000	AG Growth	5,936
	Leading Manufacturer of Augers & Grain Handling Equipment
		13,170
	> United States 2.3%
112,000	Atwood Oceanics (a)	4,943
	Offshore Drilling Contractor
67,000	SM Energy	4,923
	Oil & Gas Producer
		9,866
	> Australia 1.8%
540,000	UGL	8,070
	Engineering & Facilities Management
		8,070
	> Israel 1.1%
310,000	Israel Chemicals	4,947
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		4,947
Other Countries: Total		62,061
Latin America 2.4%
	> Colombia 1.9%
260,000	Pacific Rubiales Energy	6,969
	Oil Production & Exploration in Colombia
18,800,000	Quetzal Energy (a)(b)	1,497
	Explores for Oil & Gas in Latin America
		8,466

Number of Shares or Principal Amount (000)		Value (000)
	> Argentina 0.5%
1,000,000	Union Agriculture Group (a)(b)	$2,200
	Farmland Operator in Uruguay
		2,200
Latin America: Total		10,666
Total Equities: 87.0% (Cost: $282,220)		380,651
Short-Term Obligation: 13.5%
	> Repurchase Agreement 13.5%
$58,891	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 9/08/17, market value $60,070 (repurchase proceeds $58,891)	58,891
Total Short-Term Obligation 13.5% (Cost: $58,891)		58,891
Total Investments: 100.5% (Cost: $341,111)(c)(d)		439,542
Cash and Other Assets Less Liabilities: (0.5)%		(2,243)
Total Net Assets: 100%		$437,299

See accompanying notes to financial statements.

> Notes to Statements of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the market value of these securities amounted to $3,697, which represented 0.85% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10	1,000,000	$2,200	$2,200
Quetzal Energy	1/14/11	18,800,000	2,376	1,497
			$4,576	$3,697

(c)  At June 30, 2011, for federal income tax purposes, the cost of investments was $341,111 and net unrealized appreciation was $98,431, consisting of gross unrealized appreciation of $103,528 and gross unrealized depreciation of $5,097.

(d)  On June 30, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$76,865	17.6
U.S. Dollar	75,976	17.4
British Pound	60,720	13.9
Japanese Yen	58,869	13.5
Singapore Dollar	35,761	8.2
South African Rand	26,008	5.9
Other currencies less than 5% of total net assets	105,343	24.0
	$439,542	100.5

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$5,019	$175,597	$-	$180,616
Asia	-	127,308	-	127,308
Other Countries	23,036	39,025	-	62,061
Latin America	6,969	1,497	2,200	10,666
Total Equities	35,024	343,427	2,200	380,651
Total Short-Term Obligation	-	58,891	-	58,891
Total Investments	$35,024	$402,318	$2,200	$439,542

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments (Unaudited), continued

> Notes to Statements of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through its correlation to prices and information from market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples and consideration of the prioritization of the equity in the company's capital structure.

  There were no significant transfers of financial assets between Levels 1 and 2 during the period.

  The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Latin America
Argentina	$2,200	$-	$-	$-	$-	$-	$-	$2,200
	$2,200	$-	$-	$-	$-	$-	$-	$2,200

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $0. This amount is included in net change unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification (Unaudited)

At June 30, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	$39,408	9.0
Other Industrial Services	36,806	8.4
Machinery	35,859	8.2
Electrical Components	18,621	4.3
Outsourcing Services	8,734	2.0
Conglomerates	5,659	1.3
	145,087	33.2
> Information
Internet Related	20,984	4.8
Instrumentation	16,224	3.7
Financial Processors	12,011	2.7
CATV	9,566	2.2
Gaming Equipment & Services	6,121	1.4
Business Software	2,288	0.5
	67,194	15.3
> Other Industries
Real Estate	42,397	9.7
Transportation	6,167	1.4
	48,564	11.1
> Energy & Minerals
Mining	14,918	3.4
Oil & Gas Producers	13,389	3.1
Oil Services	13,388	3.1
Agricultural Commodities	2,200	0.5
	43,895	10.1
> Finance
Insurance	18,584	4.2
Banks	8,892	2.0
Brokerage & Money Management	4,248	1.0
	31,724	7.2
> Health Care
Pharmaceuticals	18,268	4.2
Health Care Services	7,167	1.6
	25,435	5.8

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Nondurables	7,234	1.7
Other Consumer Services	5,385	1.2
Retail	4,526	1.0
Food & Beverage	1,607	0.4
	18,752	4.3
Total Equities:	380,651	87.0
Short-Term Obligation:	58,891	13.5
Total Investments:	439,542	100.5
Cash and Other Assets Less Liabilities:	(2,243)	(0.5)
Net Assets:	$437,299	100.0

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Second Quarter (Unaudited)

	Number of Shares
	03/31/11	06/30/11
Purchases
Consumer Goods & Services
Gaylord Entertainment	0	860,000
Industrial Goods & Services
Quanta Services	0	1,400,000
Information
Finisar	0	324,000
SBA Communications	505,000	755,000
WNS - ADR (India)	4,200,000	4,227,186
Energy & Minerals
Canadian Solar (China)	3,200,000	3,300,000
Health Care
Akorn	1,996,847	2,250,000

	Number of Shares
	03/31/11	06/30/11
Sales
Consumer Goods & Services
Abercrombie & Fitch	1,600,000	1,100,000
Career Education	1,900,000	0
Coach	1,135,000	1,025,000
Hertz	8,650,000	8,400,000
ITT Educational Services	1,000,000	325,000
Safeway	3,600,000	3,000,000
Thor Industries	720,000	0
Industrial Goods & Services
Ametek	1,860,000	1,830,000
ChemSpec International - ADR (China)	1,581,700	1,500,000
Donaldson	800,000	785,000
Nalco Holding Company	1,000,000	0
Pall	860,000	840,000
Waste Management	1,500,000	1,200,000
Information
American Tower	900,000	0
Crown Castle International	1,550,000	1,510,000
Navigant Consulting	2,300,000	813,073
Sanmina-SCI	7,100,000	6,950,000
VisionChina Media - ADR (China)	3,675,000	3,573,400
Energy & Minerals
Pacific Rubiales Energy (Colombia)	3,700,000	2,500,000
Synthesis Energy Systems (China)	4,426,330	3,850,372
Finance
CNO Financial Group	12,500,000	12,300,000
Discover Financial Services	5,150,000	5,050,000
MF Global	6,000,000	5,550,000
Other Industries
JB Hunt Transport Services	1,300,000	1,275,000

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
		Equities: 95.1%
Consumer Goods & Services 24.2%
	> Retail 9.9%
1,100,000	Abercrombie & Fitch	$73,612
	Teen Apparel Retailer
3,000,000	Safeway	70,110
	Supermarkets
350,000	lululemon athletica (a)(b)	39,137
	Premium Active Apparel Retailer
250,000	Tiffany & Co.	19,630
	Luxury Good Retailer
		202,489
	> Travel 7.8%
8,400,000	Hertz (a)	133,392
	Largest U.S. Rental Car Operator
860,000	Gaylord Entertainment (a)	25,800
	Convention Hotels
		159,192
	> Apparel 3.2%
1,025,000	Coach	65,528
	Designer & Retailer of Branded Leather Accessories
		65,528
	> Casinos & Gaming 1.6%
335,000,000	RexLot Holdings (China)	32,405
	Lottery Equipment Supplier in China
		32,405
	> Educational Services 1.2%
325,000	ITT Educational Services (a)(b)	25,428
	Post-secondary Degree Services
		25,428
	> Food & Beverage 0.3%
1,000,000	GLG Life Tech (Canada) (a)	6,720
	Produce an All-natural Sweetener Extracted from the Stevia Plant
		6,720
	> Other Consumer Services 0.2%
2,300,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(c)	3,381
	Provides Real Estate Services in China
		3,381
Consumer Goods & Services: Total		495,143
Industrial Goods & Services 19.0%
	> Machinery 11.4%
1,830,000	Ametek	82,167
	Aerospace/Industrial Instruments
785,000	Donaldson	47,634
	Industrial Air Filtration
840,000	Pall	47,233
	Filtration & Fluids Clarification
885,000	Kennametal	37,356
	Consumable Cutting Tools
650,000	Oshkosh (a)	18,811
	Specialty Truck Manufacturer
		233,201

Number of Shares		Value (000)
	> Waste Management 2.2%
1,200,000	Waste Management	$44,724
	U.S. Garbage Collection & Disposal
		44,724
	> Other Industrial Services 1.9%
750,000	Expeditors International of Washington	38,392
	International Freight Forwarder
		38,392
	> Industrial Distribution 1.6%
220,000	WW Grainger	33,803
	Industrial Distribution
		33,803
	> Outsourcing Services 1.4%
1,400,000	Quanta Services (a)	28,280
	Electrical & Telecom Construction Services
		28,280
	> Industrial Materials & Specialty Chemicals 0.5%
1,500,000	ChemSpec International - ADR (China) (a)	10,800
	Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing
		10,800
Industrial Goods & Services: Total		389,200
Information 15.3%
	> Mobile Communications 5.3%
1,510,000	Crown Castle International (a)	61,593
	Communications Towers
755,000	SBA Communications (a)	28,833
	Communications Towers
15,000,000	Globalstar (a)(b)(c)	18,450
	Satellite Mobile Voice & Data Carrier
		108,876
	> Contract Manufacturing 3.5%
6,950,000	Sanmina-SCI (a)(c)	71,793
	Electronic Manufacturing Services
		71,793
	> Computer Hardware & Related Equipment 2.0%
750,000	Amphenol	40,493
	Electronic Connectors
		40,493
	> Computer Services 1.8%
4,227,186	WNS - ADR (India) (a)(c)	37,580
	Offshore BPO (Business Process Outsourcing) Services
		37,580
	> Instrumentation 1.0%
120,000	Mettler Toledo (a)	20,240
	Laboratory Equipment
		20,240

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

Number of Shares		Value (000)
	> Advertising 0.5%
3,573,400	VisionChina Media - ADR (China) (a)(b)	$10,113
	Advertising on Digital Screens in China's Mass Transit System
		10,113
	> Business Software 0.5%
182,000	Concur Technologies (a)	9,113
	Web Enabled Cost & Expense Management Software
		9,113
	> Business Information & Marketing Services 0.4%
813,073	Navigant Consulting (a)	8,529
	Financial Consulting Firm
		8,529
	> Telecommunications Equipment 0.3%
324,000	Finisar (a)	5,842
	Optical Sub-systems & Components
		5,842
Information: Total		312,579
Energy & Minerals 14.7%
	> Oil & Gas Producers 9.4%
2,500,000	Pacific Rubiales Energy (Colombia)	67,007
	Oil Production & Exploration in Colombia
30,530,000	Canacol Energy (Colombia) (a)(c)	33,555
4,000,000	Canacol Energy (Colombia) (a)(c)(d)	4,308
	Oil Producer in South America
38,343,900	ShaMaran Petroleum (Iraq) (a)(c)	30,216
	Oil Exploration in Kurdistan
1,450,000	Houston American Energy (b)	26,288
	Oil & Gas Exploration & Production in Colombia
34,856,000	Petrodorado (Colombia) (a)(c)	11,023
17,144,000	Petrodorado - Warrants (Colombia) (a)(c)(d)	1,740
	Oil & Gas Exploration & Production in Colombia, Peru & Paraguay
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(c)(d)	11,096
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(c)(d)	1,635
	Oil & Gas Exploration/Production in the North Sea
13,125,000	Petromanas (Canada) (a)(d)	3,868
5,000,000	Petromanas (Canada) (a)	1,503
6,562,500	Petromanas - Warrants (Canada) (a)(d)	167
	Exploring for Oil in Albania
		192,406
	> Alternative Energy 2.4%
3,300,000	Canadian Solar (China) (a)(b)(c)	37,950
	Solar Cell & Module Manufacturer
3,850,372	Synthesis Energy Systems (China) (a)(b)(c)	7,200
	Owner/Operator of Gasification Plants
1,600,000	Real Goods Solar (a)(c)	4,736
	Residential Solar Energy Installer
		49,886

Number of Shares		Value (000)
	> Agricultural Commodities 1.6%
9,090,909	Union Agriculture Group (Argentina) (a)(d)	$20,000
	Farmland Operator in Uruguay
38,000,000	Eacom Timber (Canada) (a)(c)(d)	11,970
	Canadian Lumber Producer
		31,970
	> Mining 0.8%
1,000,000	Kirkland Lake Gold (Canada) (a)	15,760
	Gold Mining
		15,760
	> Oil Services 0.5%
10,885,700	Tuscany International Drilling (Colombia) (a)	10,384
760,000	Tuscany International Drilling - Warrants (Colombia) (a)	28
	South America-based Drilling Rig Contractor
		10,412
Energy & Minerals: Total		300,434
Finance 14.7%
	> Credit Cards 6.6%
5,050,000	Discover Financial Services	135,088
	Credit Card Company
		135,088
	> Insurance 4.8%
12,300,000	CNO Financial Group (a)	97,293
	Life, Long-term Care & Medical Supplement Insurance
		97,293
	> Brokerage & Money Management 3.3%
5,550,000	MF Global (a)	42,957
	Futures Broker
1,100,000	SEI Investments	24,761
	Mutual Fund Administration & Investment Management
		67,718
Finance: Total		300,099
Other Industries 5.5%
	> Transportation 2.9%
1,275,000	JB Hunt Transport Services	60,040
	Truck & Intermodal Carrier
		60,040
	> Real Estate 1.8%
1,900,000	BioMed Realty Trust	36,556
	Life Science-focused Office Buildings
		36,556
	> Regulated Utilities 0.8%
500,000	Wisconsin Energy	15,675
	Wisconsin Utility
		15,675
Other Industries: Total		112,271

See accompanying notes to financial statements.

Number of Shares or Principal Amount (000)		Value (000)
Health Care 1.7%
	> Biotechnology & Drug Delivery 0.9%
2,000,000	NPS Pharmaceuticals (a)	$18,900
	Orphan Drugs & Healthy Royalties
		18,900
	> Pharmaceuticals 0.8%
2,250,000	Akorn (a)	15,750
	Develops, Manufactures & Sells Specialty Generic Drugs
		15,750
Health Care: Total		34,650
Total Equities: 95.1% (Cost: $1,465,678)		1,944,376
Securities Lending Collateral: 3.0%
61,633,705	Dreyfus Government Cash Management Fund (e) (7 day yield of 0.00%)	61,634
Total Securities Lending Collateral: (Cost: $61,634)		61,634
Short-Term Obligation 4.6%
	> Repurchase Agreement 4.6%
$94,733	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 8/18/17, market value $96,628 (repurchase proceeds $94,733)	94,733
		94,733
Total Short-Term Obligation: (Cost: $94,733)		94,733
Total Investments: 102.7% (Cost: $1,622,045)(f)		2,100,743
Obligation to Return Collateral for Securities Loaned: (3.0)%		(61,634)
Cash and Other Assets Less Liabilities: 0.3%		5,958
Total Net Assets: 100.0%		$2,045,067

ADR = American Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments (Unaudited), continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2011. The total market value of Fund securities on loan at June 30, 2011 was $59,666.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the six months ended June 30, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 6/30/11	Value	Dividend
Canacol Energy	36,240,000	-	1,710,000	34,530,000	$37,863	$-
Canadian Overseas Petroleum+	16,800,000	36,000,000	16,800,000	36,000,000	12,731	-
Canadian Solar	3,200,000	100,000	-	3,300,000	37,950	-
Eacom Timber	38,000,000	-	-	38,000,000	11,970	-
Globalstar	15,000,000	-	-	15,000,000	18,450	-
IFM Investments (Century 21 China RE) - ADR	2,300,000	-	-	2,300,000	3,381	-
Petrodorado+	45,544,000	6,456,000	-	52,000,000	12,763	-
Real Goods Solar	1,500,000	100,000	-	1,600,000	4,736	-
Sanmina-SCI	7,100,000	-	150,000	6,950,000	71,793	-
ShaMaran Petroleum	35,950,000	2,843,100	449,200	38,343,900	30,216	-
Synthesis Energy Systems	4,500,000	-	649,628	3,850,372	7,200	-
Tuscany International Drilling*+	13,224,000	-	1,578,300	11,645,700	10,412	-
VisionChina Media - ADR*	3,675,000	-	101,600	3,573,400	10,113	-
WNS - ADR	4,200,000	27,186	-	4,227,186	37,580	-
Total of Affiliated Transactions	227,233,000	45,526,286	21,438,728	251,320,558	$307,158	$-

*  At June 30, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

+  Includes the effects of a corporate action.

  The aggregate cost and value of these affiliated companies at June 30, 2011, were $368,957 and $286,633, respectively. Investments in affiliated companies represented 14.0% of the Fund's total net assets at June 30, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At June 30, 2011, the value of these securities amounted to $54,784, which represented 2.68% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/08/10	9,090,909	$20,000	$20,000
Eacom Timber	3/17/10	38,000,000	18,812	11,970
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260	11,096
Canacol Energy	4/15/10	4,000,000	2,963	4,308
Petromanas	5/20/10	13,125,000	4,561	3,868
Petrodorado - Warrants	11/20/09	17,144,000	2,118	1,740
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,502	1,635
Petromanas - Warrants	5/20/10	6,562,500	380	167
			$60,596	$54,784

(e)  Investment made with cash collateral received from securities lending activity.

(f)  At June 30, 2011, for federal income tax purposes, the cost of investments was $1,622,045 and net unrealized appreciation was $478,698, consisting of gross unrealized appreciation of $688,871 and gross unrealized depreciation of $210,173.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$462,738	$32,405	$—	$495,143
Industrial Goods & Services	389,200	—	—	389,200
Information	312,579	—	—	312,579
Energy & Minerals	245,650	34,784	20,000	300,434
Finance	300,099	—	—	300,099
Other Industries	112,271	—	—	112,271
Health Care	34,650	—	—	34,650
Total Equities	1,857,187	67,189	20,000	1,944,376
Total Securities Lending Collateral	61,634	—	—	61,634
Total Short-Term Obligation	—	94,733	—	94,733
Total Investments	$1,918,821	$161,922	$20,000	$2,100,743

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stocks using a model based on Black Scholes.

  Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement that are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the six months ending June 30, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2011
Equities
Energy & Minerals	$20,000	$-	$-	$-	$-	$-	$-	$20,000
	$20,000	$-	$-	$-	$-	$-	$-	$20,000

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation (depreciation) attributed to securities owned at June 30, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $0. This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments (Unaudited), June 30, 2011

Number of Shares		Value (000)
	> Affiliated Stock Funds: 60.6%
1,221	Columbia Dividend Income Fund, Class I	$16,734
394	Columbia Acorn International, Class I	16,221
577	Columbia Marsico Growth Fund, Class I	12,678
396	Columbia Acorn Fund, Class I	12,664
301	Columbia Acorn Select, Class I	8,493
652	Columbia Large Cap Enhanced Core Fund, Class I	8,439
555	Columbia Contrarian Core Fund, Class I	8,392
Total Stock Funds: (Cost: $65,310)		83,621
	> Affiliated Bond Funds: 39.2%
2,969	Columbia Intermediate Bond Fund, Class I	27,015
1,450	Columbia U.S. Treasury Index Fund, Class I	16,237
1,120	Columbia Income Opportunities Fund, Class I	10,804
Total Bond Funds: (Cost: $53,022)		54,056

Principal Amount (000)		Value (000)
Short-Term Obligation: 0.4%
	> Repurchase Agreement: 0.4%
$478	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/30/11, due 7/01/11 at 0.01%, collateralized by a U.S. Government Agency obligation maturing 8/18/17, market value $490 (repurchase proceeds $478)	$478
Total Short-Term Obligation: (Cost: $478)		478
Total Investments: 100.2% (Cost: $118,810)(a)		138,155
Cash and Other Assets Less Liabilities: (0.2)%		(216)
Total Net Assets: 100.0%		$137,939

> Notes to Statement of Investments (dollar values in thousands)

(a)  At June 30, 2011, for federal income tax purposes, the cost of investments was $118,810 and net unrealized appreciation was $19,345, consisting of gross unrealized appreciation of $19,646 and gross unrealized depreciation of $301.

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of June 30, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$83,621	$-	$-	$83,621
Total Bond Funds	54,056	-	-	54,056
Total Short-Term Obligation	-	478	-	478
Total Investments	$137,677	$478	$-	$138,155

  The Fund's assets assigned to the Level 2 category include certain short-term obligations generally valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  For more information on valuation inputs, and their aggregation into the levels used in table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Statements of Assets and Liabilities (Unaudited)

June 30, 2011	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$9,331,368	$4,336,507	$1,239,910	$282,220	$1,158,355	$—
Affiliated investments, at cost (See Note 4)	2,325,878	85,252	4,479	—	368,957	118,332
Repurchase agreements, at cost	534,686	226,923	15,821	58,891	94,733	478
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $340,090; Columbia Acorn International $88,468; Columbia Acorn USA $12,520; Columbia Acorn International Select $—; Columbia Acorn Select $59,666; Columbia Thermostat Fund $—)	$15,285,789	$6,138,447	$1,910,189	$380,651	$1,719,377	$—
Affiliated investments, at value (See Note 4)	3,845,216	104,674	3,798	—	286,633	137,677
Repurchase agreements, at value	534,686	226,923	15,821	58,891	94,733	478
Cash	2,224	— *	—	1	1	1
Foreign currency (cost: Columbia Acorn Fund $2,127; Columbia Acorn International $38,419; Columbia Acorn International Select $525; Columbia Acorn Select $151)	2,150	38,737	—	526	151	—
Net unrealized appreciation on forward foreign currency exchange contracts	—	3,057	—	—	—	—
Receivable for:
Investments sold	46,268	14,133	4,998	—	18,286	174
Fund shares sold	16,431	19,476	1,248	407	1,206	65
Dividends and interest	8,993	6,343	693	329	1,378	—
Securities lending income	200	105	15	8	55	—
Foreign tax reclaims	296	1,706	—	124	—	—
Expense reimbursement due from Adviser	—	—	—	— *	—	27
Trustees' Deferred Compensation Investments	2,417	687	197	39	250	23
Other assets	147	48	24	3	10	17
Total Assets	19,744,817	6,554,336	1,936,983	440,979	2,122,080	138,462
Liabilities:
Collateral on securities loaned	352,904	90,621	12,944	—	61,634	—
Net unrealized depreciation on forward foreign currency exchange contracts	—	2,796	—	—	—	—
Payable for:
Investments purchased	77,052	9,632	5,767	2,829	8,297	—
Fund shares redeemed	45,467	4,970	3,949	258	4,551	335
Management fee	9,786	3,956	1,299	339	1,340	11
Administration fee	578	197	57	14	62	4
12b-1 Service & Distribution fees	1,591	281	76	26	205	43
Reports to shareholders	821	395	84	74	264	70
Deferred Trustees' fees	2,417	687	197	39	250	23
Transfer agent fees	2,066	354	236	38	356	24
Trustees' fees	18	—	1	—	2	—
Professional fee	140	63	21	22	20	13
Custody fees	75	509	3	32	25	—
Foreign capital gains tax	—	201	—	—	—	—
Other liabilities	43	14	4	9	7	—
Total Liabilities	492,958	114,676	24,638	3,680	77,013	523
Net Assets	$19,251,859	$6,439,660	$1,912,345	$437,299	$2,045,067	$137,939
Composition of Net Assets:
Paid in capital	$11,501,455	$4,977,351	$1,263,898	$345,003	$1,567,317	$143,450
Undistributed/(overdistributed) net investment income (Accumulated net investment loss)	(101,213)	(102,703)	(5,413)	(4,301)	(53,711)	1,525
Accumulated net realized gain/(loss)	377,782	(256,826)	(15,738)	(1,843)	52,764	(26,381)
Net unrealized appreciation/(depreciation) on:
Investments	7,473,759	1,821,362	669,598	98,431	478,698	19,345
Foreign capital gains tax	—	(201)	—	—	—	—
Foreign currency translations	76	677	—	9	(1)	—
Net Assets	$19,251,859	$6,439,660	$1,912,345	$437,299	$2,045,067	$137,939
Net asset value per share – Class A (a)	$30.95	$41.02	$30.01	$28.69	$27.50	$12.98
(Net assets/shares)	($3,926,256/126,838)	($908,471/22,149)	($212,735/7,088)	($71,320/2,486)	($509,474/18,526)	($54,090/4,166)
Maximum offering price per share – Class A (b)	$32.84	$43.52	$31.84	$30.44	$29.18	$13.77
(Net asset value per share/front- end sales charge)	($30.95/0.9425)	($41.02/0.9425)	($30.01/0.9425)	($28.69/0.9425)	($27.50/0.9425)	($12.98/0.9425)
Net asset value and offering price per share – Class B (a)	$28.62	$39.97 (d)	$27.79 (d)	$27.42 (d)	$25.70	$13.04
(Net assets/shares)	($188,366/6,581)	($23,575/590)	($7,112/255)	($2,563/93)	($53,225/2,071)	($21,615/1,658)
Net asset value and offering price per share – Class C (a)	$28.30	$39.82	$27.57 (d)	$27.29	$25.49 (d)	$13.02
(Net assets/shares)	($876,147/30,954)	($100,222/2,517)	($36,348/1,319)	($11,463/420)	($87,862/3,446)	($22,788/1,750)
Net asset value and offering price per share – Class I	$31.96 (d)	$41.15 (d)	$31.18 (d)	$29.00	$28.25 (d)
(Net assets/shares)	($12,665/396)	($27,769/675)	($3,211/103)	($3/0**)	($8,496/301)
Net asset value and offering price per share – Class Z (c)	$31.95	$41.13	$31.17	$28.98	$28.25	$12.86
(Net assets/shares)	($14,248,425/446,005)	($5,379,623/130,798)	($1,652,939/53,033)	($351,950/12,145)	($1,386,010/49,056)	($39,446/3,068)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and redemption fee.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Redemption price per share is equal to net asset value less any applicable redemption fee.

(d)  Due to rounding of shares outstanding.

*  Rounds to less than $500.

**  Rounds to less than 500 shares.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2011

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund
Investment Income:
Dividend income	$62,270	$84,948	$4,453	$5,929	$6,882	$—
Dividend income from affiliates (See Note 4)	5,944	2,397	—	—	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—	—	2,023
Interest income	167	95	4	6	26	—	*
Securitites lending income, net	1,053	454	95	14	131	—
	69,434	87,894	4,552	5,949	7,039	2,023
Foreign taxes withheld	(1,493)	(7,054)	(8)	(471)	(88)	—
Total Investment Income	67,941	80,840	4,544	5,478	6,951	2,023
Expenses:
Management fee	59,852	23,819	7,935	2,084	8,907	68
Administration fee	3,530	1,184	349	84	414	26
12b-1 Service and Distribution fees:
Class A	4,732	1,083	271	90	671	60
Class B	903	99	31	11	237	99
Class C	4,258	547	180	58	468	112
Transfer agent fees:
Class A	1,554	593	94	57	276	32
Class B	347	41	14	5	86	28
Class C	472	83	20	12	68	17
Class Z	2,623	1,225	415	57	445	9
Custody fees	649	2,120	28	118	156	—
Trustees' fees	538	176	51	15	66	5
Reports to shareholders	1,018	548	169	70	259	56
Professional fees	559	208	61	32	71	13
Chief compliance officer expenses (See Note 4)	258	79	25	7	34	2
Other expenses	359	168	76	59	97	41
Total expenses	81,652	31,973	9,719	2,759	12,255	568
Less custody fees paid indirectly	— *	— *	— *	— *	— *	—
Less reimbursement of expenses by Investment Adviser	—	—	—	— *	—	(129)
Net Expenses	81,652	31,973	9,719	2,759	12,255	439
Net Investment Income/(Loss)	(13,711)	48,867	(5,175)	2,719	(5,304)	1,584
Net Realized and Unrealized Gain (Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	381,947	133,208	13,002	34,920	175,643	3,561
Affiliated investments (See Note 4)	11,248	(2,643)	—	—	(2,797)	—
Foreign currency transactions and forward foreign currency exchange contracts	146	1,067	—	(52)	(65)	—
Distributions from affiliated investment company shares	—	—	—	—	—	156
Net realized gain	393,341	131,632	13,002	34,868	172,781	3,717
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	507,051	14,580	154,928	(21,427)	(79,517)	—
Affiliated investments (See Note 4)	397,583	2,549	504	—	(89,482)	552
Foreign currency translations and forward foreign currency exchange contracts	46	(11,766)	—	(3)	(2)	—
Foreign capital gains tax	—	306	—	—	—	—
Net change in unrealized appreciation/ (depreciation)	904,680	5,669	155,432	(21,430)	(169,001)	552
Net realized and unrealized gain	1,298,021	137,301	168,434	13,438	3,780	4,269
Net Increase/(Decrease) in Net Assets resulting from Operations	$1,284,310	$186,168	$163,259	$16,157	$(1,524)	$5,853

*  Rounds to less than $500.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2011	2010 (a)(b)	2011	2010 (a)(b)	2011	2010 (a)(b)
Operations:
Net investment income/(loss)	$(13,711)	$(7,374)	$48,867	$45,340	$(5,175)	$(5,972)
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	382,093	971,334	134,275	276,374	13,002	96,553
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	11,248	139,546	(2,643)	5,786	—	(1,208)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	507,097	1,864,571	3,120	752,452	154,928	224,623
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	397,583	758,959	2,549	6,050	504	4,434
Net Increase/(Decrease) from Operations	1,284,310	3,727,036	186,168	1,086,002	163,259	318,430
Distributions to Shareholders From:
Net investment income – Class A	(2,047)	(2,387)	(21,972)	(12,578)	—	—
Net realized gain – Class A	(38,150)	(100,919)	—	—	—	—
Net investment income – Class B	—	—	(600)	(290)	—	—
Net realized gain – Class B	(2,204)	(9,116)	—	—	—	—
Net investment income – Class C	—	—	(2,369)	(714)	—	—
Net realized gain – Class C	(9,366)	(25,102)	—	—	—	—
Net investment income – Class I	(34)	— *	(676)	(9)	—	—
Net realized gain – Class I	(119)	— *	—	—	—	—
Net investment income – Class Z	(36,823)	(18,634)	(131,455)	(109,328)	—	—
Net realized gain – Class Z	(134,735)	(361,156)	—	—	—	—
Total Distributions to Shareholders	(223,478)	(517,314)	(157,072)	(122,919)	—	—
Share Transactions:
Subscriptions – Class A	513,660	843,928	183,011	317,458	24,680	55,029
Distributions reinvested – Class A	36,444	94,158	18,983	10,862	—	—
Redemptions – Class A	(481,606)	(866,166)	(107,204)	(221,501)	(45,052)	(59,786)
Net Increase/(Decrease) – Class A	68,498	71,920	94,790	106,819	(20,372)	(4,757)
Subscriptions – Class B	278	989	58	35	4	2
Distributions reinvested – Class B	1,814	7,325	494	260	—	—
Redemptions – Class B	(114,111)	(312,686)	(6,359)	(15,278)	(2,795)	(13,951)
Net Decrease – Class B	(112,019)	(304,372)	(5,807)	(14,983)	(2,791)	(13,949)
Subscriptions – Class C	66,633	76,903	11,504	24,476	1,195	1,669
Distributions reinvested – Class C	7,134	19,273	1,844	590	—	—
Redemptions – Class C	(71,870)	(145,469)	(24,543)	(17,799)	(3,930)	(4,671)
Net Increase/(Decrease) – Class C	1,897	(49,293)	(11,195)	7,267	(2,735)	(3,002)
Subscriptions – Class I	4,307	13,063	8,133	66,675	10,803	28,852
Distributions reinvested – Class I	153	—	675	9	—	—
Redemptions – Class I	(4,183)	(1,538)	(48,107)	(2,003)	(38,271)	(293)
Net Increase/(Decrease) – Class I	277	11,525	(39,299)	64,681	(27,468)	28,559
Subscriptions – Class Z	1,182,084	2,077,687	589,377	1,216,447	234,528	260,284
Distributions reinvested – Class Z	145,609	324,149	91,324	76,344	—	—
Redemptions – Class Z	(1,194,031)	(1,969,778)	(433,689)	(726,019)	(130,622)	(276,628)
Net Increase/(Decrease) – Class Z	133,662	432,058	247,012	566,772	103,906	(16,344)
Net Increase/(Decrease) from Share Transactions	92,315	161,838	285,501	730,556	50,540	(9,493)
Redemption Fees	—	—	—	239	—	—
Increase from regulatory settlements (See Note 9)	—	1	—	447	—	—
Total Increase/(Decrease) in Net Assets	1,153,147	3,371,561	314,597	1,694,325	213,799	308,937
Net Assets:
Beginning of period	18,098,712	14,727,151	6,125,063	4,430,738	1,698,546	1,389,609
End of period	$19,251,859	$18,098,712	$6,439,660	$6,125,063	$1,912,345	$1,698,546
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(101,213)	$(48,598)	$(102,703)	$5,502	$(5,413)	$(238)

(a)  Class I Shares commenced operations on September 27, 2010.

(b)  Class I Shares reflect activity for the period September 27, 2010 through December 31, 2010.

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Increase (Decrease) in Net Assets	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2011	2010 (a)(b)	2011	2010 (a)(b)	2011	2010
Operations:
Net investment income/(loss)	$2,719	$2,667	$(5,304)	$(11,783)	$1,584	$1,806
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	34,868	42,527	175,578	59,672	—	—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	—	—	(2,797)	(38,281)	3,717	(1,976)
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(21,430)	38,193	(79,519)	283,123	—	—
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	—	—	(89,482)	123,090	552	19,741
Net Increase/(Decrease) from Operations	16,157	83,387	(1,524)	415,821	5,853	19,571
Distributions to Shareholders From:
Net investment income – Class A	(770)	(776)	(7,162)	—	(625)	(678)
Net realized gain – Class A	—	—	—	—	—	—
Net investment income – Class B	(16)	(25)	(500)	—	(249)	(239)
Net realized gain – Class B	—	—	—	—	—	—
Net investment income – Class C	(50)	(65)	(672)	—	(191)	(124)
Net realized gain – Class C	—	—	—	—	—	—
Net investment income – Class I	— *	—	(141)	—	—	—
Net realized gain – Class I	—	—	—	—	—	—
Net investment income – Class Z	(5,052)	(5,241)	(22,715)	—	(473)	(625)
Net realized gain – Class Z	—	—	—	—	—	—
Total Distributions to Shareholders	(5,888)	(6,107)	(31,190)	—	(1,538)	(1,666)
Share Transactions:
Subscriptions – Class A	10,119	18,214	40,885	115,498	12,599	8,937
Distributions reinvested – Class A	667	675	6,307	—	501	609
Redemptions – Class A	(12,913)	(23,778)	(85,032)	(187,411)	(5,038)	(13,847)
Net Increase/(Decrease) – Class A	(2,127)	(4,889)	(37,840)	(71,913)	8,062	(4,301)
Subscriptions – Class B	2	— *	69	34	45	4
Distributions reinvested – Class B	13	22	391	—	181	218
Redemptions – Class B	(557)	(1,418)	(18,583)	(30,406)	(8,198)	(8,516)
Net Decrease – Class B	(542)	(1,396)	(18,123)	(30,372)	(7,972)	(8,294)
Subscriptions – Class C	636	1,883	2,746	6,743	2,665	3,195
Distributions reinvested – Class C	40	55	495	—	149	109
Redemptions – Class C	(1,405)	(3,121)	(12,612)	(19,302)	(2,602)	(5,530)
Net Increase/(Decrease) – Class C	(729)	(1,183)	(9,371)	(12,559)	212	(2,226)
Subscriptions – Class I	—	3	3,155	8,577	—	—
Distributions reinvested – Class I	—	—	141	—	—	—
Redemptions – Class I	—	—	(2,611)	(931)	—	—
Net Increase/(Decrease) – Class I	—	3	685	7,646	—	—
Subscriptions – Class Z	28,129	67,172	108,942	358,116	5,619	7,895
Distributions reinvested – Class Z	1,771	1,451	17,488	—	410	560
Redemptions – Class Z	(52,139)	(96,502)	(266,855)	(328,729)	(3,982)	(18,853)
Net Increase/(Decrease) – Class Z	(22,239)	(27,879)	(140,425)	29,387	2,047	(10,398)
Net Increase/(Decrease) from Share Transactions	(25,637)	(35,344)	(205,074)	(77,811)	2,349	(25,219)
Redemption Fees	—	10	—	—	—	—
Increase from regulatory settlements (See Note 9)	—	46	—	—	—	—
Total Increase/(Decrease) in Net Assets	(15,368)	41,992	(237,788)	338,010	6,664	(7,314)
Net Assets:
Beginning of period	452,667	410,675	2,282,855	1,944,845	131,275	138,589
End of period	$437,299	$452,667	$2,045,067	$2,282,855	$137,939	$131,275
Undistributed/(Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(4,301)	$(1,132)	$(53,711)	$(17,217)	$1,525	$1,479

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2011	2010 (a)(b)	2011	2010 (a)(b)	2011	2010 (a)(b)
Subscriptions – Class A	17,024	32,735	4,451	8,744	852	2,334
Shares issued in reinvestment – Class A	1,237	3,306	463	325	—	—
Less shares redeemed – Class A	(15,908)	(34,053)	(2,601)	(6,188)	(1,539)	(2,521)
Net Increase/(Decrease) – Class A	2,353	1,988	2,313	2,881	(687)	(187)
Subscriptions – Class B	10	38	2	1	— *	— *
Shares issued in reinvestment – Class B	66	276	12	9	—	—
Less shares redeemed – Class B	(4,094)	(13,126)	(159)	(444)	(105)	(636)
Net Decrease – Class B	(4,018)	(12,812)	(145)	(434)	(105)	(636)
Subscriptions – Class C	2,406	3,197	288	700	45	76
Shares issued in reinvestment – Class C	265	733	46	19	—	—
Less shares redeemed – Class C	(2,599)	(6,190)	(605)	(519)	(148)	(214)
Net Increase/(Decrease) – Class C	72	(2,260)	(271)	200	(103)	(138)
Subscriptions – Class I	138	436	196	1,677	361	1,025
Shares issued in reinvestment – Class I	5	—	17	— *	—	—
Less shares redeemed – Class I	(132)	(51)	(1,165)	(50)	(1,273)	(10)
Net Increase/(Decrease) – Class I	11	385	(952)	1,627	(912)	1,015
Subscriptions – Class Z	37,835	78,950	14,274	33,971	7,994	10,643
Shares issued in reinvestment – Class Z	4,790	11,048	2,222	2,239	—	—
Less shares redeemed – Class Z	(38,207)	(74,926)	(10,531)	(20,195)	(4,340)	(11,173)
Net Increase/(Decrease) – Class Z	4,418	15,072	5,965	16,015	3,654	(530)
Net Increase/(Decrease) in Shares of Beneficial Interest	2,836	2,373	6,910	20,289	1,847	(476)

(a)  Class I Shares commenced operations on September 27, 2010.

(b)  Class I Shares reflect activity for the period September 27, 2010 through December 31, 2010.

*  Rounds to less than 500.

See accompanying notes to financial statements.

	Columbia Acorn International Select		Columbia Acorn Select		Columbia Thermostat Fund
Changes in Shares of Beneficial Interest:	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,	(Unaudited) Six months ended June 30,	Year ended December 31,
(in thousands)	2011	2010 (a)(b)	2011	2010 (a)(b)	2011	2010
Subscriptions – Class A	355	746	1,468	4,815	977	765
Shares issued in reinvestment – Class A	23	31	242	—	39	56
Less shares redeemed – Class A	(451)	(982)	(3,056)	(7,851)	(391)	(1,223)
Net Increase/(Decrease) – Class A	(73)	(205)	(1,346)	(3,036)	625	(402)
Subscriptions – Class B	— *	— *	3	2	4	— *
Shares issued in reinvestment – Class B	— *	1	16	—	14	21
Less shares redeemed – Class B	(20)	(62)	(719)	(1,342)	(634)	(744)
Net Decrease – Class B	(20)	(61)	(700)	(1,340)	(616)	(723)
Subscriptions – Class C	23	83	106	299	207	275
Shares issued in reinvestment – Class C	1	2	21	—	12	10
Less shares redeemed – Class C	(51)	(138)	(492)	(870)	(202)	(485)
Net Increase/(Decrease) – Class C	(27)	(53)	(365)	(571)	17	(200)
Subscriptions – Class I	—	— *	111	305	—	—
Shares issued in reinvestment – Class I	—	—	5	—	—	—
Less shares redeemed – Class I	—	—	(88)	(32)	—	—
Net Increase/(Decrease) – Class I	—	— *	28	273	—	—
Subscriptions – Class Z	973	2,699	3,786	14,221	443	697
Shares issued in reinvestment – Class Z	61	66	654	—	32	51
Less shares redeemed – Class Z	(1,812)	(3,845)	(9,298)	(13,400)	(311)	(1,710)
Net Increase/(Decrease) – Class Z	(778)	(1,080)	(4,858)	821	164	(962)
Net Increase/(Decrease) in Shares of Beneficial Interest	(898)	(1,399)	(7,241)	(3,853)	190	(2,287)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$29.24		$23.98	$17.22	$28.87	$29.02		$27.57
Income from Investment Operations
Net investment income/(loss) (a)	(0.05)		(0.06)	(0.02)	(0.01)	0.05	(b)	0.05
Net realized and unrealized gain/(loss)	2.08		6.18	6.78	(10.98)	2.13		3.82
Total from Investment Operations	2.03		6.12	6.76	(10.99)	2.18		3.87
Less Distributions to Shareholders
From net investment income	(0.02)		(0.02)	—	—	(0.03)		(0.04)
From net realized gains	(0.30)		(0.84)	—	(0.66)	(2.30)		(2.38)
Total Distributions to Shareholders	(0.32)		(0.86)	—	(0.66)	(2.33)		(2.42)
Increase from regulatory settlements	—		0.00 (c)	0.00 (c)	—	—		—
Net Asset Value, End of Period	$30.95		$29.24	$23.98	$17.22	$28.87		$29.02
Total Return (d)	7.00	%(e)	25.61%	39.26%	(38.72)%	7.39	%(f)(g)	14.13	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.05	%(i)	1.07%	1.07%	1.05%	1.02%		1.02%
Net investment income/(loss) (h)	(0.32	)%(i)	(0.22)%	(0.12)%	(0.04)%	0.17%		0.17%
Waiver/reimbursement	—		—	—	—	0.01%		0.02%
Portfolio turnover rate	8	%(e)	28%	27%	21%	20%		22%
Net assets at end of period (000s)	$3,926,256		$3,639,788	$2,937,761	$2,221,100	$4,300,920		$4,067,868

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$27.14		$22.43	$16.21	$27.39	$27.78		$26.61
Income from Investment Operations
Net investment loss (a)	(0.15)		(0.21)	(0.14)	(0.15)	(0.11	)(b)	(0.13)
Net realized and unrealized gain/(loss)	1.93		5.76	6.36	(10.37)	2.02		3.68
Total from Investment Operations	1.78		5.55	6.22	(10.52)	1.91		3.55
Less Distributions to Shareholders
From net realized gains	(0.30)		(0.84)	—	(0.66)	(2.30)		(2.38)
Total Distributions to Shareholders	(0.30)		(0.84)	—	(0.66)	(2.30)		(2.38)
Increase from regulatory settlements	—		0.00 (c)	0.00 (c)	—	—		—
Net Asset Value, End of Period	$28.62		$27.14	$22.43	$16.21	$27.39		$27.78
Total Return (d)	6.63	%(e)	24.81%	38.37%	(39.11)%	6.76	%(f)(g)	13.43	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.75	%(i)	1.69%	1.74%	1.65%	1.59%		1.66%
Net investment loss (h)	(1.05	)%(i)	(0.88)%	(0.77)%	(0.64)%	(0.39)%		(0.48)%
Waiver/reimbursement	—		—	—	—	0.01%		0.02%
Portfolio turnover rate	8	%(e)	28%	27%	21%	20%		22%
Net assets at end of period (000s)	$188,366		$287,650	$525,072	$581,587	$1,270,292		$1,404,165

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

See accompanying notes to financial statements.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$26.85		$22.23	$16.09	$27.25	$27.70		$26.58
Income from Investment Operations
Net investment loss (a)	(0.15)		(0.24)	(0.17)	(0.19)	(0.18	)(b)	(0.17)
Net realized and unrealized gain/(loss)	1.90		5.70	6.31	(10.31)	2.03		3.67
Total from Investment Operations	1.75		5.46	6.14	(10.50)	1.85		3.50
Less Distributions to Shareholders
From net realized gains	(0.30)		(0.84)	—	(0.66)	(2.30)		(2.38)
Total Distributions to Shareholders	(0.30)		(0.84)	—	(0.66)	(2.30)		(2.38)
Increase from regulatory settlements	—		0.00 (c)	0.00 (c)	—	—		—
Net Asset Value, End of Period	$28.30		$26.85	$22.23	$16.09	$27.25		$27.70
Total Return (d)	6.59	%(e)	24.63%	38.16%	(39.23)%	6.56	%(f)(g)	13.25	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.83	%(i)	1.85%	1.89%	1.83%	1.79%		1.80%
Net investment loss (h)	(1.10	)%(i)	(1.00)%	(0.93)%	(0.82)%	(0.60)%		(0.61)%
Waiver/reimbursement	—		—	—	—	0.00	%(j)	0.02%
Portfolio turnover rate	8	%(e)	28%	27%	21%	20%		22%
Net assets at end of period (000s)	$876,147		$829,181	$736,818	$622,665	$1,312,243		$1,345,520

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

Class I Shares	(Unaudited) Six months ended June 30,		Period ended December 31,
Selected data for a share outstanding throughout each period	2011		2010 (a)
Net Asset Value, Beginning of Period	$30.19		$26.80
Income from Investment Operations
Net investment income/(loss) (b)	0.00	(c)	(0.01)
Net realized and unrealized gain	2.16		4.26
Total from Investment Operations	2.16		4.25
Less Distributions to Shareholders
From net investment income	(0.09)		(0.02)
From net realized gains	(0.30)		(0.84)
Total Distributions to Shareholders	(0.39)		(0.86)
Net Asset Value, End of Period	$31.96		$30.19
Total Return (d)(e)	7.22%		15.94%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	0.72%		0.71%
Net investment income/(loss) (f)(g)	0.00	%(h)	(0.13)%
Portfolio turnover rate (e)	8%		28%
Net assets at end of period (000s)	$12,665		$11,627

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.00%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$40.87		$34.13		$23.03		$43.42		$40.07		$33.20
Income from Investment Operations
Net investment income (a)	0.27		0.22		0.23		0.47		0.27		0.23
Net realized and unrealized gain/(loss)	0.90		7.21		11.27		(20.20)		6.52		10.87
Total from Investment Operations	1.17		7.43		11.50		(19.73)		6.79		11.10
Less Distributions to Shareholders
From net investment income	(1.02)		(0.69)		(0.41)		(0.06)		(0.08)		(0.32)
From net realized gains	—		—		—		(0.60)		(3.36)		(3.91)
Total Distributions to Shareholders	(1.02)		(0.69)		(0.41)		(0.66)		(3.44)		(4.23)
Redemption Fees
Redemption fees added to paid in capital	—		0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)
Increase from regulatory settlements	—		0.00	(b)	0.01		—		—		—
Net Asset Value, End of Period	$41.02		$40.87		$34.13		$23.03		$43.42		$40.07
Total Return (c)	2.86	%(d)	22.23%		50.40%		(46.09)%		16.90	%(e)	34.16	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.29	%(g)	1.35%		1.36%		1.31%		1.23%		1.24%
Net investment income (f)	1.31	%(g)	0.62%		0.85%		1.36%		0.60%		0.61%
Waiver/reimbursement	—		—		—		—		0.00	%(h)	0.01%
Portfolio turnover rate	12	%(d)	25%		31%		38%		28%		31%
Net assets at end of period (000s)	$908,471		$810,603		$578,599		$366,820		$622,901		$313,401

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$39.96		$33.22		$22.41		$42.46		$39.39		$32.71
Income from Investment Operations
Net investment income/(loss) (a)	0.11		0.03		0.08		0.27		0.04		(0.00	)(b)
Net realized and unrealized gain/(loss)	0.90		7.02		10.92		(19.72)		6.39		10.66
Total from Investment Operations	1.01		7.05		11.00		(19.45)		6.43		10.66
Less Distributions to Shareholders
From net investment income	(1.00)		(0.31)		(0.20)		—		(0.00	)(b)	(0.07)
From net realized gains	—		—		—		(0.60)		(3.36)		(3.91)
Total Distributions to Shareholders	(1.00)		(0.31)		(0.20)		(0.60)		(3.36)		(3.98)
Redemption Fees
Redemption fees added to paid in capital	—		0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)
Increase from regulatory settlements	—		0.00	(b)	0.01		—		—		—
Net Asset Value, End of Period	$39.97		$39.96		$33.22		$22.41		$42.46		$39.39
Total Return (c)	2.52	%(d)	21.49%		49.36%		(46.41)%		16.25	%(e)	33.26	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.96	%(g)	1.96%		2.03%		1.90%		1.81%		1.89%
Net investment income/(loss) (f)	0.55	%(g)	0.08%		0.29%		0.77%		0.08%		(0.01)%
Waiver/reimbursement	—		—		—		—		0.01%		0.02%
Portfolio turnover rate	12	%(d)	25%		31%		38%		28%		31%
Net assets at end of period (000s)	$23,575		$29,368		$38,835		$39,153		$103,631		$94,165

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$39.79		$33.08		$22.30		$42.32		$39.35		$32.68
Income from Investment Operations
Net investment income/(loss) (a)	0.10		(0.05)		0.02		0.21		(0.06)		(0.05)
Net realized and unrealized gain/(loss)	0.87		7.03		10.89		(19.63)		6.39		10.66
Total from Investment Operations	0.97		6.98		10.91		(19.42)		6.33		10.61
Less Distributions to Shareholders
From net investment income	(0.94)		(0.27)		(0.14)		—		(0.00	)(b)	(0.03)
From net realized gains	—		—		—		(0.60)		(3.36)		(3.91)
Total Distributions to Shareholders	(0.94)		(0.27)		(0.14)		(0.60)		(3.36)		(3.94)
Redemption Fees
Redemption fees added to paid in capital	—		0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)
Increase from regulatory settlements	—		0.00	(b)	0.01		—		—		—
Net Asset Value, End of Period	$39.82		$39.79		$33.08		$22.30		$42.32		$39.35
Total Return (c)	2.45	%(d)	21.34%		49.12%		(46.50)%		16.01	%(e)	33.14	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.06	%(g)	2.11%		2.17%		2.08%		1.99%		2.01%
Net investment income/(loss) (f)	0.51	%(g)	(0.13)%		0.07%		0.60%		(0.14)%		(0.14)%
Waiver/reimbursement	—		—		—		—		0.00	%(h)	0.01%
Portfolio turnover rate	12	%(d)	25%		31%		38%		28%		31%
Net assets at end of period (000s)	$100,222		$110,931		$85,625		$62,906		$153,416		$99,425

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Class I Shares	(Unaudited) Six months ended June 30,	Period ended December 31,
Selected data for a share outstanding throughout each period	2011	2010 (a)
Net Asset Value, Beginning of Period	$40.92	$37.69
Income from Investment Operations
Net investment income (b)	0.27	0.08
Net realized and unrealized gain	0.98	3.49
Total from Investment Operations	1.25	3.57
Less Distributions to Shareholders
From net investment income	(1.02)	(0.34)
Rdemption Fees
Redemption fees added to paid in capital	—	0.00	(b)(c)
Net Asset Value, End of Period	$41.15	$40.92
Total Return (d)(e)	3.06%	9.50%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	0.90%	0.94%
Net investment income (f)(g)	1.34%	0.77%
Portfolio turnover rate (e)	12%	25%
Net assets at end of period (000s)	$27,769	$66,581

(a)  Class I Shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn USA

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$27.54		$22.43	$15.90	$27.23	$28.02		$26.52
Income from Investment Operations
Net investment loss (a)	(0.11)		(0.15)	(0.11)	(0.14)	(0.09	)(b)	(0.10)
Net realized and unrealized gain/(loss)	2.58		5.26	6.64	(10.23)	1.01		2.21
Total from Investment Operations	2.47		5.11	6.53	(10.37)	0.92		2.11
Less Distributions to Shareholders
From net realized gains	—		—	—	(0.96)	(1.71)		(0.61)
Increase from regulatory settlements	—		—	0.00 (c)	—	—		—
Net Asset Value, End of Period	$30.01		$27.54	$22.43	$15.90	$27.23		$28.02
Total Return (d)	8.97	%(e)	22.78%	41.07%	(39.38)%	3.18	%(f)(g)	7.95	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.28	%(i)	1.30%	1.32%	1.29%	1.25%		1.26%
Net investment loss (h)	(0.79	)%(i)	(0.64)%	(0.64)%	(0.60)%	(0.29)%		(0.35)%
Waiver/reimbursement	—		—	—	—	0.00	%(j)	0.01%
Portfolio turnover rate	9	%(e)	32%	28%	23%	21%		13%
Net assets at end of period (000s)	$212,735		$214,097	$178,605	$136,597	$245,085		$245,552

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$25.60		$20.99	$14.98	$25.87	$26.87		$25.61
Income from Investment Operations
Net investment loss (a)	(0.20)		(0.30)	(0.22)	(0.27)	(0.25	)(b)	(0.27)
Net realized and unrealized gain/(loss)	2.39		4.91	6.23	(9.66)	0.96		2.14
Total from Investment Operations	2.19		4.61	6.01	(9.93)	0.71		1.87
Less Distributions to Shareholders
From net realized gains	—		—	—	(0.96)	(1.71)		(0.61)
Increase from regulatory settlements	—		—	0.00 (c)	—	—		—
Net Asset Value, End of Period	$27.79		$25.60	$20.99	$14.98	$25.87		$26.87
Total Return (d)	8.55	%(e)	21.96%	40.12%	(39.75)%	2.53	%(f)(g)	7.29	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	2.03	%(i)	1.98%	2.02%	1.92%	1.85%		1.93%
Net investment loss (h)	(1.54	)%(i)	(1.37)%	(1.33)%	(1.24)%	(0.87)%		(1.01)%
Waiver/reimbursement	—		—	—	—	0.01%		0.02%
Portfolio turnover rate	9	%(e)	32%	28%	23%	21%		13%
Net assets at end of period (000s)	$7,112		$9,222	$20,903	$23,633	$53,820		$65,040

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

See accompanying notes to financial statements.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$25.39		$20.84	$14.89	$25.77	$26.81		$25.59
Income from Investment Operations
Net investment loss (a)	(0.21)		(0.31)	(0.24)	(0.30)	(0.30	)(b)	(0.30)
Net realized and unrealized gain/(loss)	2.39		4.86	6.19	(9.62)	0.97		2.13
Total from Investment Operations	2.18		4.55	5.95	(9.92)	0.67		1.83
Less Distributions to Shareholders
From net realized gains	—		—	—	(0.96)	(1.71)		(0.61)
Increase from regulatory settlements	—		—	0.00 (c)	—	—		—
Net Asset Value, End of Period	$27.57		$25.39	$20.84	$14.89	$25.77		$26.81
Total Return (d)	8.59	%(e)	21.83%	39.96%	(39.87)%	2.39	%(f)(g)	7.14	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	2.05	%(i)	2.08%	2.13%	2.08%	2.03%		2.05%
Net investment loss (h)	(1.56	)%(i)	(1.41)%	(1.45)%	(1.39)%	(1.07)%		(1.14)%
Waiver/reimbursement	—		—	—	—	0.00	%(j)	0.01%
Portfolio turnover rate	9	%(e)	32%	28%	23%	21%		13%
Net assets at end of period (000s)	$36,348		$36,101	$32,508	$25,899	$50,743		$55,306

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

Class I Shares	(Unaudited) Six months ended June 30,	Period ended December 31,
Selected data for a share outstanding throughout each period	2011	2010 (a)
Net Asset Value, Beginning of Period	$28.56	$24.24
Income from Investment Operations
Net investment loss (b)	(0.07)	(0.03)
Net realized and unrealized gain	2.69	4.35
Total from Investment Operations	2.62	4.32
Net Asset Value, End of Period	$31.18	$28.56
Total Return (c)(d)	9.17%	17.82%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)(f)	0.94%	0.94%
Net investment loss (e)(f)	(0.47)%	(0.35)%
Portfolio turnover rate (d)	9%	32%
Net assets at end of period (000s)	$3,211	$28,993

(a) Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using the average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Not annualized.

(e) The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f) Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International Select

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$28.01		$23.39		$17.99		$31.74		$27.68		$20.36
Income from Investment Operations
Net investment income (a)	0.14	(b)	0.08		0.10		0.20		0.04	(c)	0.03
Net realized and unrealized gain/(loss)	0.86		4.84		5.43		(13.41)		5.91		7.29
Total from Investment Operations	1.00		4.92		5.53		(13.21)		5.95		7.32
Less Distributions to Shareholders
From net investment income	(0.32)		(0.30)		(0.15)		—		(0.12)		—
From net realized gains	—		—		—		(0.54)		(1.77)		—
Total Distributions to Shareholders	(0.32)		(0.30)		(0.15)		(0.54)		(1.89)		—
Redemption Fees
Redemption fees added to paid in capital	—		0.00	(a)(d)	0.00	(a)(d)	0.00	(a)(d)	0.00	(a)(d)	0.00	(a)(d)
Increase from regulatory settlements	—		0.00	(d)	0.02		—		—		—
Net Asset Value, End of Period	$28.69		$28.01		$23.39		$17.99		$31.74		$27.68
Total Return (e)	3.55	%(f)	21.41%		31.01%		(42.30)%		21.50	%(g)	35.97	%(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	1.52	%(i)	1.56%		1.56%		1.54%		1.49%		1.58%
Net investment income (h)	0.95	%(i)	0.33%		0.53%		0.78%		0.11%		0.11%
Waiver/reimbursement	—		—		—		—		0.00	%(j)	0.02%
Portfolio turnover rate	21	%(f)	42%		56%		68%		57%		47%
Net assets at end of period (000s)	$71,320		$71,668		$64,664		$46,522		$48,538		$22,599

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$26.72		$22.34		$17.16		$30.50		$26.73		$19.80
Income from Investment Operations
Net investment income/(loss) (a)	0.03	(b)	(0.06)		(0.01)		0.04		(0.13	)(c)	(0.12)
Net realized and unrealized gain/(loss)	0.83		4.62		5.17		(12.84)		5.67		7.05
Total from Investment Operations	0.86		4.56		5.16		(12.80)		5.54		6.93
Less Distributions to Shareholders
From net investment income	(0.16)		(0.18)		—		—		—		—
From net realized gains	—		—		—		(0.54)		(1.77)		—
Total Distributions to Shareholders	(0.16)		(0.18)		—		(0.54)		(1.77)		—
Redemption Fees
Redemption fees added to paid in capital	—		0.00	(a)(d)	0.00	(a)(d)	0.00	(a)(d)	0.00	(a)(d)	0.00	(a)(d)
Increase from regulatory settlements	—		0.00	(d)	0.02		—		—		—
Net Asset Value, End of Period	$27.42		$26.72		$22.34		$17.16		$30.50		$26.73
Total Return (e)	3.21	%(f)(g)	20.63	%(g)	30.19	%(g)	(42.68)%		20.69	%(g)	35.00	%(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	2.20	%(i)	2.20%		2.20%		2.17%		2.10%		2.25%
Net investment income/(loss) (h)	0.26	%(i)	(0.27)%		(0.05)%		0.16%		(0.45)%		(0.53)%
Waiver/reimbursement	0.03	%(i)	0.04%		0.12%		—		0.01%		0.04%
Portfolio turnover rate	21	%(f)	42%		56%		68%		57%		47%
Net assets at end of period (000s)	$2,563		$3,030		$3,887		$4,444		$11,941		$9,787

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

See accompanying notes to financial statements.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$26.58		$22.21		$17.08		$30.42		$26.70		$19.80
Income from Investment Operations
Net investment income/(loss) (a)	0.02	(b)	(0.10)		(0.06)		0.00	(c)	(0.20	)(d)	(0.15)
Net realized and unrealized gain/(loss)	0.81		4.60		5.17		(12.80)		5.69		7.05
Total from Investment Operations	0.83		4.50		5.11		(12.80)		5.49		6.90
Less Distributions to Shareholders
From net investment income	(0.12)		(0.13)		—		—		—		—
From net realized gains	—		—		—		(0.54)		(1.77)		—
Total Distributions to Shareholders	(0.12)		(0.13)		—		(0.54)		(1.77)		—
Redemption Fees
Redemption fees added to paid in capital	—		0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)	0.00	(a)(b)
Increase from regulatory settlements	—		0.00	(b)	0.02		—		—		—
Net Asset Value, End of Period	$27.29		$26.58		$22.21		$17.08		$30.42		$26.70
Total Return (e)	3.12	%(f)	20.45%		30.04%		(42.79)%		20.53	%(g)	34.85	%(g)
Ratios to Average Net Assets/Supplemental Data
Net expenses (h)	2.33	%(i)	2.36%		2.42%		2.34%		2.29%		2.38%
Net investment income/(loss) (h)	0.14	%(i)	(0.45)%		(0.30)%		0.01%		(0.68)%		(0.67)%
Waiver/reimbursement	—		—		—		—		0.01%		0.02%
Portfolio turnover rate	21	%(f)	42%		56%		68%		57%		47%
Net assets at end of period (000s)	$11,463		$11,885		$11,096		$9,747		$13,023		$7,060

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(i)  Annualized.

Class I Shares	(Unaudited) Six months ended June 30,	Period ended December 31,
Selected data for a share outstanding throughout each period	2011	2010 (a)
Net Asset Value, Beginning of Period	$28.33	$26.11
Income from Investment Operations
Net investment income (b)	0.21 (c)	0.03
Net realized and unrealized gain	0.88	2.19
Total from Investment Operations	1.09	2.22
Less Distributions to Shareholders
From net investment income	(0.42)	—
Net Asset Value, End of Period	$29.00	$28.33
Total Return (d)(e)	3.83	8.50%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)(g)	1.00%	1.14%
Net investment income (f)(g)	1.48%	0.44%
Portfolio turnover rate (e)	21%	42%
Net assets at end of period (000s)	$3	$3

(a) Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using the average shares outstanding during the period.

(c) Net investment income per share includes special dividends. The effect of these dividends amounted to $0.04 per share.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g) Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008		2007		2006
Net Asset Value, Beginning of Period	$27.94		$22.81	$13.77	$27.89		$26.18		$22.47
Income from Investment Operations
Net investment loss (a)	(0.09)		(0.18)	(0.14)	(0.18)		(0.15)		(0.13)
Net realized and unrealized gain/(loss)	0.03		5.31	9.18	(13.25)		2.50		4.45
Total from Investment Operations	(0.06)		5.13	9.04	(13.43)		2.35		4.32
Less Distributions to Shareholders
From net investment income	(0.38)		—	—	—		—		(0.02)
From net realized gains	—		—	—	(0.69)		(0.64)		(0.59)
Total Distributions to Shareholders	(0.38)		—	—	(0.69)		(0.64)		(0.61)
Net Asset Value, End of Period	$27.50		$27.94	$22.81	$13.77		$27.89		$26.18
Total Return (b)	(0.12	)%(c)	22.49%	65.65%	(49.31	)%(d)	8.92	%(e)	19.32	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.26	%(g)	1.28%	1.30%	1.24%		1.19%		1.24%
Net investment loss (f)	(0.63	)%(g)	(0.73)%	(0.78)%	(0.80)%		(0.52)%		(0.54)%
Waiver/reimbursement	—		—	—	—		0.00	%(h)	0.03%
Portfolio turnover rate	13	%(c)	28%	19%	28%		14%		21%
Net assets at end of period (000s)	$509,474		$555,263	$522,443	$395,794		$1,117,941		$940,857

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008		2007		2006
Net Asset Value, Beginning of Period	$26.06		$21.41	$13.02	$26.57		$25.13		$21.71
Income from Investment Operations
Net investment loss (a)	(0.17)		(0.31)	(0.24)	(0.31)		(0.31)		(0.28)
Net realized and unrealized gain/(loss)	0.04		4.96	8.63	(12.55)		2.39		4.29
Total from Investment Operations	(0.13)		4.65	8.39	(12.86)		2.08		4.01
Less Distributions to Shareholders
From net investment income	(0.23)		—	—	—		—		—
From net realized gains	—		—	—	(0.69)		(0.64)		(0.59)
Total Distributions to Shareholders	(0.23)		—	—	(0.69)		(0.64)		(0.59)
Net Asset Value, End of Period	$25.70		$26.06	$21.41	$13.02		$26.57		$25.13
Total Return (b)	(0.46	)%(c)	21.72%	64.44%	(49.62	)%(d)	8.22	%(e)	18.54	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.93	%(g)	1.92%	2.01%	1.87%		1.79%		1.91%
Net investment loss (f)	(1.32	)%(g)	(1.39)%	(1.49)%	(1.43)%		(1.12)%		(1.21)%
Waiver/reimbursement	—		—	—	—		0.01%		0.03%
Portfolio turnover rate	13	%(c)	28%	19%	28%		14%		21%
Net assets at end of period (000s)	$53,225		$72,203	$88,004	$73,152		$199,182		$214,260

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008		2007		2006
Net Asset Value, Beginning of Period	$25.83		$21.25	$12.94	$26.46		$25.07		$21.69
Income from Investment Operations
Net investment loss (a)	(0.18)		(0.34)	(0.26)	(0.34)		(0.36)		(0.31)
Net realized and unrealized gain/(loss)	0.03		4.92	8.57	(12.49)		2.39		4.28
Total from Investment Operations	(0.15)		4.58	8.31	(12.83)		2.03		3.97
Less Distributions to Shareholders
From net investment income	(0.19)		—	—	—		—		—
From net realized gains	—		—	—	(0.69)		(0.64)		(0.59)
Total Distributions to Shareholders	(0.19)		—	—	(0.69)		(0.64)		(0.59)
Net Asset Value, End of Period	$25.49		$25.83	$21.25	$12.94		$26.46		$25.07
Total Return (b)	(0.53	)%(c)	21.55%	64.22%	(49.71	)%(d)	8.04	%(e)	18.37	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.06	%(g)	2.07%	2.14%	2.04%		1.98%		2.04%
Net investment loss (f)	(1.42	)%(g)	(1.52)%	(1.62)%	(1.60)%		(1.31)%		(1.34)%
Waiver/reimbursement	—		—	—	—		0.00	%(h)	0.03%
Portfolio turnover rate	13	%(c)	28%	19%	28%		14%		21%
Net assets at end of period (000s)	$87,862		$98,445	$93,121	$70,962		$197,100		$173,152

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Not annualized.

(d)  Total return includes a voluntary reimbursement by the Adviser for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

Class I Shares	(Unaudited) Six months ended June 30,	Period ended December 31,
Selected data for a share outstanding throughout each period	2011	2010 (a)
Net Asset Value, Beginning of Period	$28.74	$24.74
Income from Investment Operations
Net investment income/(loss) (b)	(0.04)	0.01
Net realized and unrealized gain	0.02	3.99
Total from Investment Operations	(0.02)	4.00
Less Distributions to Shareholders
From net investment income	(0.47)	—
Net Asset Value, End of Period	$28.25	$28.74
Total Return (c)(d)	0.04%	16.17%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	0.91%	0.91%
Net investment income/(loss) (e)(f)	(0.26)%	0.18%
Portfolio turnover rate (d)	13%	28%
Net assets at end of period (000s)	$8,496	$7,832

(a)  Class I Shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Thermostat Fund

Class A Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$12.58		$10.90	$8.26		$12.31	$12.59	$12.49
Income from Investment Operations
Net investment income (a)	0.16		0.19	0.11		0.22	0.49	0.45
Net realized and unrealized gain/(loss)	0.40		1.67	2.53		(3.98)	0.53	0.84
Total from Investment Operations	0.56		1.86	2.64		(3.76)	1.02	1.29
Less Distributions to Shareholders
From net investment income	(0.16)		(0.18)	(0.00	)(b)	(0.22)	(0.51)	(0.47)
From net realized gains	—		—	—		(0.07)	(0.79)	(0.72)
Total Distributions to Shareholders	(0.16)		(0.18)	(0.00	)(b)	(0.29)	(1.30)	(1.19)
Net Asset Value, End of Period	$12.98		$12.58	$10.90		$8.26	$12.31	$12.59
Total Return (c)(d)	4.44	%(e)	17.28%	31.98%		(30.67)%	8.19%	10.56%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)(g)	0.50	%(h)	0.50%	0.50%		0.50%	0.50%	0.50%
Net investment income (g)	2.56	%(h)	1.64%	1.17%		1.99%	3.75%	3.53%
Waiver/reimbursement	0.20	%(h)	0.22%	0.28%		0.18%	0.18%	0.20%
Portfolio turnover rate	36	%(e)	118%	17%		130%	128%	66%
Net assets at end of period (000s)	$54,090		$44,527	$42,976		$41,032	$53,246	$58,013

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $(0.01) per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Does not include expenses of the investment companies in which the Fund invests.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

Class B Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.64		$10.93	$8.32	$12.38	$12.62	$12.51
Income from Investment Operations
Net investment income (a)	0.12		0.13	0.06	0.16	0.42	0.38
Net realized and unrealized gain/(loss)	0.42		1.67	2.55	(4.00)	0.54	0.84
Total from Investment Operations	0.54		1.80	2.61	(3.84)	0.96	1.22
Less Distributions to Shareholders
From net investment income	(0.14)		(0.09)	—	(0.15)	(0.41)	(0.39)
From net realized gains	—		—	—	(0.07)	(0.79)	(0.72)
Total Distributions to Shareholders	(0.14)		(0.09)	—	(0.22)	(1.20)	(1.11)
Net Asset Value, End of Period	$13.04		$12.64	$10.93	$8.32	$12.38	$12.62
Total Return (b)(c)	4.28	%(d)	16.64%	31.37%	(31.10)%	7.71%	9.91%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	1.00	%(g)	1.00%	1.00%	1.00%	1.00%	1.06%
Net investment income (f)	1.87	%(g)	1.10%	0.64%	1.45%	3.25%	2.99%
Waiver/reimbursement	0.28	%(g)	0.28%	0.32%	0.20%	0.19%	0.23%
Portfolio turnover rate	36	%(d)	118%	17%	130%	128%	66%
Net assets at end of period (000s)	$21,615		$28,752	$32,758	$36,673	$67,709	$72,367

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Class C Shares	(Unaudited) Six months ended June 30,		Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.62		$10.91	$8.33	$12.37	$12.62	$12.51
Income from Investment Operations
Net investment income (a)	0.11		0.10	0.03	0.13	0.39	0.36
Net realized and unrealized gain/(loss)	0.40		1.68	2.55	(3.97)	0.53	0.84
Total from Investment Operations	0.51		1.78	2.58	(3.84)	0.92	1.20
Less Distributions to Shareholders
From net investment income	(0.11)		(0.07)	—	(0.13)	(0.38)	(0.37)
From net realized gains	—		—	—	(0.07)	(0.79)	(0.72)
Total Distributions to Shareholders	(0.11)		(0.07)	—	(0.20)	(1.17)	(1.09)
Net Asset Value, End of Period	$13.02		$12.62	$10.91	$8.33	$12.37	$12.62
Total Return (b)(c)	4.06	%(d)	16.43%	30.97%	(31.20)%	7.36%	9.72%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	1.25	%(g)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (f)	1.74	%(g)	0.88%	0.39%	1.23%	3.02%	2.81%
Waiver/reimbursement	0.22	%(g)	0.24%	0.30%	0.20%	0.19%	0.23%
Portfolio turnover rate	36	%(d)	118%	17%	130%	128%	66%
Net assets at end of period (000s)	$22,788		$21,866	$21,090	$24,383	$26,908	$27,375

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(e)  Does not include expenses of the investment companies in which the Fund invests.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited)

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund (the Funds) are each a series of Columbia Acorn Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds" under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of stock and bond mutual funds (portfolio funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Adviser). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Each Fund currently has five classes of shares: – Class A, Class B, Class C, Class I and Class Z – except Columbia Thermostat Fund, which does not have Class I shares. Effective February 29, 2008, the Funds no longer offer Class B shares (other than through dividend reinvestment).

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 12 months of the date of purchase.

Class B shares are subject to a CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class I shares.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

The financial highlights for the Fund's Class Z shares are presented in a separate semi-annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agency, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Forward foreign currency exchange contracts

Columbia Acorn International may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statements of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statements of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to counterparty risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

A Fund may use forward foreign currency exchange contracts to buy or sell a foreign currency when the Adviser believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. A Fund will not attempt to hedge all of its foreign portfolio positions.

For additional information on derivative instruments, please see Note 5.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. In lending its securities, the Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and net of any borrower rebates. The Adviser does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to a Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned as of June 30, 2011 by each Fund is included in the Statements of Operations.

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 service and distribution fees and transfer agency fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Ordinary Income*	Long-Term Capital Gains
(in thousands)
Columbia Acorn Fund	$21,020	$496,293
Columbia Acorn International	122,919	—
Columbia Acorn USA	—	—
Columbia Acorn International Select	6,107	—
Columbia Acorn Select	—	—
Columbia Thermostat Fund	1,666	—

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

The following capital loss carryforwards, determined as of December 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2011- 2015	2016	2017	2018	Total
(in thousands)
Columbia Acorn International	$—	$—	$386,385	$—	$386,385
Columbia Acorn USA	—	—	28,408	—	28,408
Columbia Acorn International Select	—	—	36,610	—	36,610
Columbia Acorn Select	—	3,592	115,445	—	119,037
Columbia Thermostat Fund	—	5,193	21,738	2,954	29,885

Capital loss carryforwards that were utilized for the Funds during the year ended December 31, 2010 were as follows:

(in thousands)
Columbia Acorn Fund	$409,911
Columbia Acorn International	238,546
Columbia Acorn USA	85,334
Columbia Acorn International Select	40,289
Columbia Acorn Select	8,679

Management is required to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Funds is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

Columbia Wanger Asset Management (CWAM) is a wholly owned subsidiary of Columbia Management, which is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

For the six months ended June 30, 2011, the Funds' annualized effective investment advisory fee rates were as follows:

Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.81%
Columbia Thermostat Fund	0.10%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding annually the average daily net assets of the Funds as follows:

Fund	Class A	Class B	Class C	Class I
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.30%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%

This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2012. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM to Columbia Acorn International Select and Columbia Thermostat Fund for the six months ended June 30, 2011, were $363 and $128,651, respectively.

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust:	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the six months ended June 30, 2011, the annualized effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Investment Distributors, Inc. (CMID), a wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

For the six months ended June 30, 2011, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select and Columbia Thermostat Fund have been advised that CMDI retained $282 in underwriting discounts in connection with redemptions of Class A shares and received CDSCs of $—*, $48 and $22, in connection with Class A, Class B and Class C share redemptions, respectively.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50% and 0.75%, annually, of the average daily net assets attributable to Class B and Class C shares, respectively. CMID receives no compensation with respect to Class Z shares.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. For its services, each Fund pays CMIS a monthly fee at the annual rate of $17.00 per open account. CMIS also receives reimbursement from the Fund's for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Class I shares do not pay transfer agent fees.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Those expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred

*Rounds to less than $500.

are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On December 31, 2010, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 34, 35, 46, 56 and 68, respectively.

During the six months ended June 30, 2011, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$25,228	$—
Columbia Acorn International	1,372	—
Columbia Acorn USA	578	—
Columbia Acorn International Select	213	—
Columbia Acorn Select	—	24,857

5.  Objectives and Strategies for Investing in Derivative Instruments

Columbia Acorn International uses derivative instruments including forward foreign currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

The following note provides more detailed information about the derivative type held by the Columbia Acorn International:

Forward Foreign Currency Exchange Contracts

• The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

• The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to seek to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to seek to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the six months ended June 30, 2011, Columbia Acorn International entered into 92 forward foreign currency exchange contracts.

Columbia Acorn Family of Funds

Notes to Financial Statements (Unaudited), continued

The following table is a summary of the value of Columbia Acorn International's derivative instruments as of June 30, 2011.

    Fair Value of Derivative Instruments

	Asset		Liability
	Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
(in thousands)
	Unrealized appreciation on forward foreign currency exchange contracts	$3,057	Unrealized depreciation on forward foreign currency exchange contracts	$2,796

The effect of derivative instruments on Columbia Acorn International's Statement of Operations for the six months ended June 30, 2011 was as follows:

Amount of Realized Gain or (Loss) and Change in
Unrealized Appreciation or (Depreciation)
On Derivatives Recognized in Income

	Risk Exposure	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$(84)	$(11,026)

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.125% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. No amounts were borrowed by any Fund under this facility for the six months ended June 30, 2011. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2012.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the six months ended June 30, 2011, were:

Columbia Acorn Fund

(in thousands)
Investment securities
Purchases	$1,566,628
Proceeds from sales	1,538,048

Columbia Acorn International

(in thousands)
Investment securities
Purchases	$1,008,306
Proceeds from sales	748,658

Columbia Acorn USA

(in thousands)
Investment securities
Purchases	$209,631
Proceeds from sales	167,239

Columbia Acorn International Select

(in thousands)
Investment securities
Purchases	$87,027
Proceeds from sales	149,800

Columbia Acorn Select

(in thousands)
Investment securities
Purchases	$277,833
Proceeds from sales	506,800

Columbia Thermostat Fund

(in thousands)
Investment securities
Purchases	$49,334
Proceeds from sales	48,426

8.  Regulatory Settlements with Third Parties

During the year ended December 31, 2010, Columbia Acorn International and Columbia Acorn International Select received payments totaling $446,565 and $46,265, respectively, representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Funds. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

9.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express

Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

[Excerpt from:]

Columbia Acorn Trust

Management Fee Evaluation of the Senior Officer

Prepared Pursuant to the New York Attorney General's
Assurance of Discontinuance

May 2011

Introduction

The New York Attorney General's Assurance of Discontinuance (Order) entered into by Columbia Management Advisors, LLC (CMA) and Columbia Management Distributors, Inc., (CMDI) in February 2005, allows CMA to manage or advise a mutual fund only if the trustees of the fund appoint a Senior Officer to perform specified duties and responsibilities. Among these responsibilities is "managing the process by which proposed management fees (including but not limited to, advisory fees) to be charged the [funds] are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance."

The Columbia Acorn Trust and Wanger Advisors Trust (collectively, the Trusts) and each series thereof (the Acorn funds, WAT funds or collectively, the Funds) are overseen by the same Board of Trustees (Board). The Order provides that this Board must determine the reasonableness of proposed management fees by using either an annual competitive bidding process supervised by the Senior Officer or Independent Fee Consultant, or by obtaining an annual independent written evaluation prepared by or under the direction of the Senior Officer or the Independent Fee Consultant.

Management fees are only part of the costs and expenses paid by mutual fund shareholders. Fund expenses can vary depending upon the class of shares held but usually include: (1) advisory fees to compensate analysts and portfolio managers for stock research and portfolio management, as well as the cost of operating a trading desk; (2) administrative expenses incurred to prepare registration statements and tax returns, calculate the funds' net asset values, maintain effective compliance procedures and perform recordkeeping services; (3) transfer agency costs for establishing accounts, accepting and disbursing funds, as well as overseeing trading in fund shares; (4) custodial expenses incurred to hold the securities purchased by the funds; and (5) distribution expenses, including commissions paid to brokers that sell the fund shares to investors. Management fees consist of (1) and (2), but not the other services.

Columbia Wanger Asset Management, LLC (CWAM), is the adviser to the Funds, and at present is wholly owned by Ameriprise Financial, Inc. (Ameriprise). The name Columbia Management or Columbia, is used to refer to the group of entities that manage or provide services to funds bearing the brand name Columbia. These entities include Columbia Management Investment Advisers, (CMIA), the successor entity to CMA, Columbia Management Investment Services, Inc. (CMIS) and Columbia Management Investment Distributors, Inc. (CMID), the successor entity to CMDI. The Columbia asset management business, formerly owned by Bank of America Corporation (Bank of America), is now owned by Ameriprise.

The Change of Ownership

On September 29, 2009, Bank of America entered into a Purchase Agreement with Ameriprise providing for, among other things, the sale of CWAM to Ameriprise and the acquisition by Ameriprise of certain assets of Columbia. The sale closed on May 1, 2010. A new advisory agreement is required under these circumstances. In advance of that closing, Columbia and Ameriprise proposed that the Trusts continue, in substance, the then existing advisory agreement governing portfolio management, and the administration services agreement governing certain administration and clerical services. They proposed no material changes to these agreements, no change in services and no changes in fee levels, only those changes necessary to effect the change of ownership. The Board of Trustees approved the new advisory agreements, and on May 27, 2010, shareholders voted to approve them too. The investment management team responsible for the Funds remained with CWAM following the Ameriprise acquisition.

The Investment Company Act of 1940 (1940 Act) effectively bars an increase in management fees for two years following a change in ownership of a fund's advisor (other than for bona fide additional investment advisory services); the purpose of this prohibition is to preclude management from financing the purchase through increased advisory fees. Ameriprise has represented to the Board that it intends to comply with these restrictions, and does not seek increased management fees at this time. Rather, Ameriprise seeks only to renew the advisory and related agreements on their existing terms.

Requirements of the Order

The Order applies to any successor to substantially all the assets of CMDI and CMA. Thus, it applies to CMIA and CMID as successors to CMA and CMDI. Under the Order, a fee evaluation must precede the execution of new or the extension of existing advisory and administration services agreements. The existing agreements continue in effect until July 31, 2011.

In conformity with the terms of the Order and past evaluations, this Evaluation addresses only the advisory and administration contracts, and does not extend to the Funds' underwriting and transfer agency agreements.

According to the Order, the Senior Officer's evaluation must consider a number of factors. These factors parallel the standard set forth in the Gartenberg case. They are following:

(1)  Management fees (including components thereof) charged to institutional and other clients of CWAM for like services;

(2)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

(3)  Costs to CWAM and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

(4)  Profit margins of CWAM and its affiliates from supplying such services;

(5)  Possible economies of scale as the Funds grow larger; and

(6)  The nature and quality of CWAM's services, including the performance of each Fund.

In 2004, the Boards of the two Trusts, then separate groups, each appointed me Senior Officer under the Order. They also determined not to pursue a competitive bidding process and instead, charged me with the responsibility of evaluating the Funds' proposed advisory and administration fee contracts with CWAM in conformity with the requirements of the Order. In discharging their responsibilities, the independent Trustees have also consulted independent, outside counsel. The Board has asked that I prepare this Evaluation.

Scope of this Evaluation

This Evaluation is qualified in two respects. First, assessing such factors as cost of service, profitability, projected economies of scale, and expected quality of service, involves, at present, a significant element of uncertainty. Ameriprise and Columbia hope to effect cost savings by virtue of the increased scale of their operations. The integration of the two organizations is not, however, complete at this time, so the anticipated benefits are impossible to quantify now and hence cannot effectively be weighed in assessing the reasonableness of the proposed management fee. Profitability data is, to some extent, based on pro forma financial statements. At the same time, Ameriprise and Columbia have assured the Board that the Funds will not suffer diminished services as a result of the combination, nor do they propose to change the fee levels set forth in the existing advisory and administration services agreements. The upshot is that the Fund shareholders will, if the advisory agreements are renewed and asset levels do not decrease, pay no more than they do now, but it is too early to determine whether the change in ownership will result in material changes in the calculus of assessing the fairness of the management fee. Of necessity this must be left to future evaluations.

A second consideration concerns the new funds recently approved by the Board of Trustees. Earlier this year, CWAM and Ameriprise proposed two new Acorn funds: Columbia Acorn Emerging Markets Fund (Acorn Emerging Markets), and Columbia Acorn European Fund (Acorn European). I issued a fee evaluation in February 2011 addressing the management fees proposed for those new funds. In March 2011, the Board approved amendments to the advisory and other agreements necessary to launch the new funds. They have not yet, however, been offered. Consequently, there is nothing to add here to the evaluation done in February, so this Evaluation does not address those funds.

Process and Independence

The objectives of the Order are to ensure the independent evaluation of the management fees paid by the Funds as well as to insure that all relevant factors are considered. In my view, this contract process has been conducted at arms-length and with independence in gathering, considering and evaluating all relevant data. At the outset of the process, the Trustees sought and obtained from Ameriprise and Columbia a comprehensive compilation of data regarding Fund performance and expenses, adviser profitability, and other information. The Trustees, acting through their Contract Committee evaluated this information thoroughly, and met often to discuss it. Performance and expense data was obtained from both Morningstar and Lipper, the leading consultants in this area. The rankings prepared by Morningstar and Lipper were independent and prepared in conformity with the methodologies employed by those organizations. Counsel for the Funds and the Independent Trustees considered, as did I, the terms and conditions of the proposed contracts.

My evaluation of the advisory contracts was shaped, as it has been in the past, by my experience as Chief Compliance Officer of the Trusts (CCO). As CCO, I report solely to the Board and have no reporting obligation to, or employment relationship with, Ameriprise or its affiliates. I have commented on compliance matters in evaluating the quality of service provided by CWAM.

This Report, its supporting materials and the data contained in other materials submitted to the Contract Committee, in my view, provide a thorough factual basis upon which the Board, in consultation with independent counsel as it deems appropriate, may conduct management fee negotiations that are in the best interests of the Funds' shareholders.

The Fee Reductions Mandated under the Order

Under the terms of the Order, Columbia agreed to secure certain management fee reductions for the mutual funds advised by its affiliate investment advisers. In some instances, breakpoints were also established. Although neither CWAM nor the Trusts was a party to the Order, CWAM offered and the Board accepted certain advisory fee reductions during 2005. By the terms of the Order, these fees could not be increased before November 30, 2009, and, in fact, have not been increased since. As a result of the Ameriprise acquisition, the Investment Company Act precludes any increases in management fees before May 2012 (other than for bona fide additional investment advisory services). Therefore, CWAM and Ameriprise propose the continuation of the contracts and management fees as they now exist; no increases in these fees are sought, and no reductions offered.

Conclusions

My review of the data and other material above leads to the following conclusions with respect to the factors identified in the Order.

A.  Fund Performance

  The Domestic Funds: The Acorn Fund has achieved good performance over the past five years, and excellent results over longer periods. Acorn Select and Wanger Select have enjoyed better than average investment returns over the past five years, but have suffered reversals in more recent periods. Both funds expose investors to greater relative risk than the other domestic Funds. Acorn USA and its parallel, Wanger USA are the weakest performers, falling behind their benchmark and peer medians over one and five years. Thermostat is unique and therefore difficult to assess, but has outperformed its benchmark and now enjoys strong rankings from Morningstar.

  The International Funds: The international Funds have delivered excellent results over the past five years, and done so while exposing investors to less risk than competing funds. They have also outperformed their benchmarks during this period, but recent results have been more restrained. The international Funds enjoy positive "alpha," confirming the value of their portfolio managers.

B.  Management Fees Relative to Peers

  There is significant variance in management fee rankings across the Funds. Acorn International is the only fund that was ranked in the top quartile by both Morningstar and Lipper. The other Acorn funds tend to fall around the medians identified by one or the other service. The WAT funds are uniformly more expensive than their peers.

C.  Management Fees Relative to Institutional Account and Other Mutual Fund Accounts

  CWAM's focus is on its mutual funds. The few institutional accounts it does manage vary in rate structures. Some pay advisory fees commensurate with or higher than the Acorn and WAT funds. In a few instances, however, institutional accounts pay lower advisory fees than do the Acorn funds. One such institutional account is significant in size and has been under CWAM's management for over 33 years. Furthermore, CWAM performs sub-advisory services for mutual funds managed by Ameriprise affiliates, CWAM's parent organization, at rates that are lower than those paid by the parallel Acorn funds, though sub-advisory services usually differ from those necessary for the full support of a mutual fund.

D.  Administrative Services

  The Acorn and WAT funds' administrative fees are within the range of fees charged by competitors, but these rankings suffer from a lack of uniformity in the scope of services encompassed by the fee. CWAM provides excellent administrative support for all the Funds.

E.  Costs and Benefits to CWAM and its Affiliates

  CWAM's direct costs do not appear excessive. Overhead and indirect costs allocated to CWAM by its parent organization, however, are significant and have varied considerably over the years. CWAM's affiliates report operating losses and although the allocations leading to these losses may bear closer scrutiny, Ameriprise affiliates do not appear to enjoy excessive "fall out" benefits from CWAM's advisory agreement with the Funds. CWAM continues, however, to enjoy substantial benefits from the use of "soft dollar" payments for research.

F.  Profitability

  CWAM's profit margins may be in the upper range of its competitors, but peer profitability is difficult to assess given differences in products, operations and other factors. Furthermore, there is limited public information available with regard to the profitability of investment advisers.

G.  Economies of Scale

  Economies of scale do exist at CWAM, and the Board has instituted breakpoints that reduce fess as assets increase. Though asset levels have recovered from recent lows, sustained asset growth will be required to trigger additional fee reductions under the current schedule.

H.  Nature and Quality of Service

  This category includes a variety of considerations that are difficult to quantify, yet can have a significant bearing on the performance of the Acorn and WAT funds. Several areas merit comment: (1) CWAM has maintained its investment management capacity and an experienced staff; and (2) CWAM has a reasonably designed compliance program that protects shareholders.

I.  Process

  In my opinion, the process of negotiating an advisory contract for the Funds has been conducted thoroughly and at arms' length. The Board's Contract Committee has sought and obtained extensive data bearing on the reasonableness of the management fees proposed by CWAM. The Trustees have sufficient information to evaluate management's proposal, and negotiate contract terms that are in the best interests of fund shareholders.

Recommendation

According to Morningstar, Acorn USA and Wanger USA have delivered performance below peer medians for the past one and five years, while imposing management fees that exceed them. Management has fashioned various initiatives to improve performance, and the Trustees should continue to monitor both Funds closely to assess the impact of those initiatives.

Board Approval of the Advisory Agreement

Columbia Acorn Trust (the Trust) has an investment advisory agreement (the Advisory Agreement) with Columbia Wanger Asset Management, LLC (CWAM) under which CWAM manages the Columbia Acorn Funds (the Funds). More than 75% of the trustees of the Trust (the Trustees) are comprised of persons who have no direct or indirect interest in the Advisory Agreement and are not interested persons (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) of the Trust (the Independent Trustees). The Trustees oversee the management of each Fund and, as required by law, determine at least annually whether to continue the Advisory Agreement for each Fund.

The Contract Committee of the Board (the Committee), which is comprised solely of Independent Trustees, makes recommendations to the Board regarding any proposed continuation of the Advisory Agreement. After the Committee has made its recommendations, the full Board determines whether to approve continuation of the Advisory Agreement. The Board also considers matters bearing on the Advisory Agreement at its various meetings throughout the year, meets at least quarterly with CWAM's portfolio managers and receives monthly reports from CWAM on the performance of the Funds.

In connection with their most recent consideration of the Advisory Agreement for each Fund, the Committee and all Trustees received and reviewed a substantial amount of information provided by CWAM, Columbia Management Investment Advisers, LLC (Columbia Management) and Ameriprise Financial, Inc. (Ameriprise), in response to written requests from the Independent Trustees and their independent legal counsel. Throughout the process, the Trustees had numerous opportunities to ask questions of and request additional materials from CWAM, Columbia Management and Ameriprise.

During each meeting at which the Committee or the Independent Trustees considered the Advisory Agreement, they met in executive session with their independent legal counsel. The Committee also met with representatives of CWAM, Columbia Management and Ameriprise on several occasions. In all, the Committee convened formally on five separate occasions to consider the continuation of the Advisory Agreement. The Board and/or some or all of the Independent Trustees met on other occasions to receive the Committee's status reports, receive presentations from CWAM, Columbia Management and Ameriprise representatives, and to discuss outstanding issues. In addition, the Investment Performance Analysis Committee of the Board, also comprised exclusively of Independent Trustees, reviewed the performance of the Funds and presented its findings to the Board and the Committee throughout the year. The Compliance Committee also provided information to the Committee with respect to relevant matters.

The Trustees reviewed the Advisory Agreement, as well as certain information obtained through CWAM's, Columbia Management's and Ameriprise's responses to independent legal counsel's questionnaires. In addition, the Trustees reviewed the Management Fee Evaluation dated May 2011 (the Fee Evaluation) prepared by the Trust's chief compliance officer, senior vice president and general counsel, who also serves as the Trust's "Senior Officer," as contemplated by the Assurance of Discontinuance dated February 9, 2005 among former affiliates of CWAM and the Office of the New York Attorney General. A summary of the Fee Evaluation is included in this report.

The materials reviewed by the Committee and the Trustees included, among other items, (i) information on the investment performance of each Fund and of independently selected peer groups of funds and of the Funds' performance benchmarks over various time periods, (ii) information on each Fund's advisory fees and other expenses, including information comparing the Fund's fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints, (iii) data on sales and redemptions of Fund shares, and (iv) information on the profitability to CWAM and Ameriprise, as well as potential "fall-out" or ancillary benefits that CWAM and its affiliates may receive as a result of their relationships with the Funds. The Trustees also considered other information such as (i) CWAM's financial condition, (ii) each Fund's investment objective and strategy, (iii) the size, education and experience of CWAM's investment staff and its use of technology, external research and trading cost measurement tools, (iv) the portfolio manager compensation framework, (v) the allocation of the Funds' brokerage, and the use of "soft" commission dollars to pay for research products and services, and (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies.

At a meeting held on June 8, 2011, upon recommendations of the Committee, the Board of Trustees unanimously approved the continuation of the Advisory Agreement.

In considering the continuation of the Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the Advisory Agreement are discussed below.

Nature, quality and extent of services. The Trustees reviewed the nature, quality and extent of the services provided by CWAM and its affiliates to the Funds under the Advisory Agreement, taking into account the investment objective and strategy of each Fund and knowledge gained from meetings with management, which were held on at least a quarterly basis. In addition, the Trustees reviewed the available

Board Approval of the Advisory Agreement, continued

resources and key personnel of CWAM and its affiliates, especially those providing investment management services to the Funds. The Trustees also considered other services provided to the Funds by CWAM and its affiliates, including: managing the execution of portfolio transactions and selecting broker-dealers for those transactions; monitoring adherence to the Funds' investment restrictions; producing shareholder reports; providing support services for the Board and committees of the Board; communicating with shareholders; serving as the Funds' administrator; and overseeing the activities of the Funds' other service providers, including monitoring for compliance with various policies and procedures as well as applicable securities laws and regulations.

The Trustees concluded that the nature, quality and extent of the services provided by CWAM and its affiliates to each Fund under the Advisory Agreement were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by CWAM. They also concluded that CWAM currently had sufficient personnel, with appropriate education and experience, to serve the Funds effectively, and that the firm had demonstrated its continuing ability to attract and retain well-qualified personnel. In addition, they took note of the quality of CWAM's compliance record.

Performance of the Funds. The Trustees received and considered detailed performance information at various meetings of the Board, the Committee and the Investment Performance Analysis Committee of the Board throughout the year. They reviewed information comparing each Fund's performance with that of its benchmark(s) and with the performance of comparable funds and peer groups as identified by Lipper Inc. (Lipper) and Morningstar, Inc. (Morningstar). The Trustees evaluated the performance of the Funds over various time periods, including over the one-, three- and five-year periods ending December 31, 2010. The Trustees also considered peer performance rankings based on a rolling five-year period.

The Trustees noted that the international Funds have delivered excellent results over the past five years, and have done so while exposing investors to less risk than competing funds, according to Morningstar. They considered that the domestic Funds have had mixed results. Columbia Acorn Fund has achieved good performance over the one- and three-year periods, and slightly underperformed its peers over the five-year period, ending December 31, 2010; the Fund had excellent results over longer periods. Columbia Acorn Select had better than average results measured against its peers over the three- and five-year periods ending December 31, 2010, but underperformed more recently. Columbia Acorn Select outperformed its benchmark for the five-year period but underperformed over the one- and three-year periods ending December 31, 2010. Columbia Acorn USA fell behind its benchmark and peer group medians over the one-, three- and five-year periods ending December 31, 2010, and Columbia Thermostat Fund outperformed its benchmark (an equally weighted custom composite of the Fund's primary equity and debt indexes) over the one-, three- and five- year periods ending December 31, 2010, and enjoyed strong rankings from Morningstar over each of these periods. The Trustees noted that the Investment Performance Analysis Committee of the Board concluded that Fund performance was generally satisfactory, except that Columbia Acorn USA's performance had slipped below the Lipper and Morningstar medians during the past year. The Trustees considered that CWAM had taken and was taking a number of corrective steps with respect to Columbia Acorn USA's underperformance and that the Investment Performance Analysis Committee of the Board was monitoring the Fund's performance.

The Trustees concluded that, although past performance is not necessarily indicative of future results, the strong overall longer-term performance record of the Funds was an important factor in their evaluation of the quality of services provided by CWAM under the Advisory Agreement for each Fund.

Costs of Services and Profits Realized by CWAM. At various Committee and Board meetings, the Trustees examined detailed information on the fees and expenses of each Fund in comparison to information for comparable funds provided by Lipper and Morningstar. The Trustees reviewed data from Lipper and Morningstar and noted that in general the Funds' total net operating expenses were below their median peer group rankings, with each Fund having lower total net operating expenses than its Lipper peer group median and only Columbia Acorn USA having total net operating expenses above its Morningstar peer group median. As noted in the Fee Evaluation, the actual advisory fees paid by Columbia Acorn Select and Columbia Acorn USA were higher than the median advisory fee of the Funds' Lipper and Morningstar peer groups and the actual advisory fee paid by Columbia Acorn International Select was higher than the median advisory fee of the Fund's Lipper peer group, but not of its Morningstar peer group. The actual advisory fees paid by Columbia Acorn Fund, Columbia Acorn International and Columbia Thermostat Fund were lower than the median advisory fee of the Funds' Morningstar and Lipper peer groups.

The Trustees also considered that Ameriprise represented and agreed that advisory fees would not be raised for the two years following the close of its acquisition of CWAM (May 1, 2010) pursuant to Section 15(f) of the 1940 Act.

The Trustees also reviewed the advisory fee rates charged by CWAM for managing other investment companies (including the Columbia Wanger Funds), sub-advised funds and other institutional separate accounts, as detailed in the Fee Evaluation. The Trustees noted that the Funds' advisory fees were generally comparable to the Columbia Wanger Funds' advisory fees at the same asset levels. The Trustees also examined CWAM's institutional separate account fees for various investment strategies; in some cases those fees were higher than the advisory fees charged to the Funds, and in a few instances the fees were lower. The Trustees noted that CWAM performs significant additional services for the Funds that it does not provide to sub-advised funds or non-mutual fund clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in servicing the Funds, CWAM assumes many legal risks that it does not assume in servicing many of its non-fund clients.

The Trustees concluded that the rates of advisory fees payable to CWAM were reasonable in relation to the nature and quality of the services to be provided. The Trustees also concluded that the Funds' overall expense ratios were reasonable, considering the quality of the services provided by CWAM and its affiliates and the investment performance of the Funds.

The Trustees reviewed the analysis of the historic profitability of CWAM in serving as each Fund's investment adviser and of CWAM and its affiliates in their relationships with each Fund. The Committee and Trustees met on several occasions with representatives from Ameriprise to discuss its methodologies for calculating profitability and allocating costs. They considered that Ameriprise calculated profitability and allocated costs on a contract-by-contract and fund-by-fund basis. The Trustees also considered the methodology used by CWAM and Ameriprise in determining compensation payable to portfolio managers and the competitive market for investment management talent. The Trustees were also provided with profitability information from Lipper and Strategic Insight, which compared CWAM's profitability to other similar investment advisers in the mutual fund industry. The Trustees concluded that CWAM's and its affiliates' profits were within a reasonable range of those of competitors with similar business models. The Trustees discussed, however, that profitability comparisons among fund managers may not always be meaningful due to the lack of consistency in data, small number of publicly-owned managers, and the fact that profitability of any investment manager is affected by numerous factors, including its particular organizational structure, the types of funds and other accounts managed, other lines of business, expense allocation methodology, capital structure and cost of capital.

Economies of Scale. At various Committee and Board meetings and other informal meetings, the Trustees considered information about the extent to which CWAM realizes economies of scale in connection with an increase in Fund assets. The Trustees also discussed the potential for Fund sales growth. The Trustees noted that the advisory fee schedule for each Fund, other than Columbia Thermostat Fund, which has relatively modest assets, includes breakpoints in the rate of fees at various asset levels. The Trustees concluded that the fee structure of each Fund was reflective of a sharing between CWAM and the Funds of economies of scale.

Other Benefits to CWAM. The Trustees also reviewed benefits that accrue to CWAM and its affiliates from their relationships with the Funds, as outlined in the Fee Evaluation. They noted that the Funds' transfer agency services are performed by Columbia Management Investment Services Corp., an affiliate of Ameriprise, which receives compensation from the Funds for its services provided. They considered that an affiliate of Ameriprise, Columbia Management Investment Distributors, Inc. (CMID), serves as the Funds' distributor under a distribution agreement, and that it receives fees under the Trust's Rule 12b-1 Plan, most of which CMID paid to broker-dealers. In addition, Columbia Management provides sub-administration services to the Funds. The Committee received information regarding the profitability of each Fund agreement with CWAM affiliates. The Committee and the Board also reviewed information about and discussed the capabilities of each affiliated entity in performing its duties.

The Trustees considered other ways that the Funds and CWAM may potentially benefit from their relationship with each other. For example, the Trustees considered CWAM's use of commissions paid by each Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of CWAM. The Committee reviewed CWAM's annual "soft dollar" report and met with representatives from CWAM to review CWAM's soft dollar spending. The Committee also considered that the Compliance Committee of the Board regularly reviewed third-party prepared reports that evaluated the quality of CWAM's execution of the Funds' portfolio transactions. The Trustees determined that CWAM's use of the Funds' "soft" commission dollars to obtain research products and services was consistent with current regulatory requirements and guidance. They also concluded that CWAM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds, and that the Funds benefit from CWAM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of CWAM.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Advisory Agreement, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Advisory Agreement was in the best interest of each Fund. On June 8, 2011, the Trustees approved continuation of the Advisory Agreement through July 31, 2012.

Columbia Acorn Family of Funds

Second Quarter Class A, B, C and I Share Information (Unaudited)

Minimum Initial Investment in all Funds	$2,000 for most Investors $1,000 for an IRA
Minimum Subsequent Investment in all Funds	$100
Exchange Fee	None

Columbia Acorn Fund	Class A	Class B*	Class C	Class I**
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.16%	0.36%	0.19%	0.07%
Net Expense Ratio	1.05%	1.75%	1.83%	0.71%
Columbia Acorn International	Class A	Class B*	Class C	Class I**
Management Fees	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.28%	0.45%	0.30%	0.14%
Net Expense Ratio	1.29%	1.96%	2.06%	0.90%
Columbia Acorn USA	Class A	Class B*	Class C	Class I**
Management Fees	0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.17%	0.42%	0.19%	0.08%
Net Expense Ratio	1.28%	2.03%	2.05%	0.94%
Columbia Acorn International Select	Class A	Class B*	Class C	Class I**
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.33%	0.51%	0.39%	0.06%
Net Expense Ratio	1.52%	2.20%	2.33%	1.00%
Columbia Acorn Select	Class A	Class B*	Class C	Class I**
Management Fees	0.81%	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.20%	0.37%	0.25%	0.10%
Net Expense Ratio	1.26%	1.93%	2.06%	0.91%
Columbia Thermostat Fund	Class A	Class B*	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses***	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%

    Fees and expenses are for the six months ended June 30, 2011. Some share classes of Columbia Acorn Select and Columbia Acorn International Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of the Funds as follows:

Fund	Class A	Class B	Class C	Class I
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.30%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice.

    Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2012. There is no guarantee that this arrangement will continue thereafter.

  *  The Funds no longer offer Class B shares (other than through dividend reinvestment).

  **  Class I shares were initially offered by the Funds on September 27, 2010.

  ***  Does not include estimated fees and expenses of 0.65% incurred by the Fund from the underlying portfolio funds in which it invests.

Columbia Acorn Family of Funds

Trustees

Laura M. Born

Chair of the Board

Steven N. Kaplan

Vice Chair of the Board

Michelle L. Collins

Maureen M. Culhane

Margaret M. Eisen

John C. Heaton

Charles P. McQuaid

Allan B. Muchin

David J. Rudis

David B. Small

Ralph Wanger (Trustee Emeritus)

Officers

Charles P. McQuaid

President

Ben Andrews

Vice President

Robert A. Chalupnik

Vice President

Michael G. Clarke

Assistant Treasurer

Joseph F. DiMaria

Assistant Treasurer

P. Zachary Egan

Vice President

John M. Kunka

Assistant Treasurer

Joseph C. LaPalm

Vice President

Bruce H. Lauer

Vice President, Secretary and Treasurer

Louis J. Mendes III

Vice President

Robert A. Mohn

Vice President

Christopher J. Olson

Vice President

Christopher O. Petersen

Assistant Secretary

Scott R. Plummer

Assistant Secretary

Linda K. Roth-Wiszowaty

Assistant Secretary

Robert P. Scales

Chief Compliance Officer, Chief Legal Officer,
Senior Vice President and General Counsel

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

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www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C and I Shares

Second Quarter Report, June 30, 2011

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1454 C (8/11) 123272

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	August 19, 2011

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	August 19, 2011